As filed with the Securities and Exchange Commission on June 30, 2021
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2021
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Impact Fund

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Strategic Income Fund

Semi-Annual Report

April 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Impact Fund	13
Municipal Intermediate Bond Fund	15
Short Duration Bond Fund	17
Strategic Income Fund	19
FUND EXPENSE INFORMATION	26
LEGEND	29

SCHEDULE OF INVESTMENTS

Core Bond Fund	30
Emerging Markets Debt Fund	42
Positions by Industry	61
Floating Rate Income Fund	72
Positions by Country	85
High Income Bond Fund	89
Positions by Country	103
Municipal High Income Fund	105
Municipal Impact Fund	116
Municipal Intermediate Bond Fund	123
Short Duration Bond Fund	133
Positions by Country	140
Strategic Income Fund	142
Positions by Country	183

FINANCIAL STATEMENTS	196

FINANCIAL HIGHLIGHTS (ALL CLASSES)

Core Bond Fund	240
Emerging Markets Debt Fund	242
Floating Rate Income Fund	244
High Income Bond Fund	244
Municipal High Income Fund	248
Municipal Impact Fund	250
Municipal Intermediate Bond Fund	250
Short Duration Bond Fund	252
Strategic Income Fund	256
Directory	262
Proxy Voting Policies and Procedures	263
Quarterly Portfolio Schedule	263

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2021 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds covering the six-month period ended April 30, 2021 (the reporting period).

Following the severe downturn triggered by the COVID-19 pandemic, the U.S. economy has rebounded and triggered hopes for a sustained recovery. News of several highly effective vaccines buoyed investor sentiment in late 2020. This, coupled with the resolution of the November elections, further boosted optimism for the economy. Many data points, including gross domestic product, unemployment and manufacturing have shown significant improvement since the economy's trough in the second quarter of 2020.

U.S. fiscal and monetary policy remained highly accommodative over the reporting period. In terms of fiscal stimulus, the U.S. government passed a $900 billion package in late 2020, followed by a $1.9 trillion package in the first quarter of 2021. Toward the end of the reporting period, President Biden delivered an address to a joint session of Congress where he laid out his vision for future legislation, including a sweeping infrastructure plan and an "American Families Plan" aimed at improving education and family-related benefits. As it relates to monetary policy, the U.S. Federal Reserve Board maintained the federal funds rate in a range between 0.00% and 0.25% and continued its quantitative easing program. Further, the Federal Open Market Committee continued to assess inflation against its newly implemented average inflation targeting framework, affording greater leniency for periods of higher inflation.

Turning to the bond market, short-term Treasury yields were essentially pinned over the period given the aforementioned accommodative monetary policy, whereas longer-term rates rose on optimism over fiscal stimulus and the pace of economic recovery. Meanwhile, credit spreads, which widened sharply at the onset of the pandemic, steadily tightened over the reporting period. Against this backdrop, the overall investment-grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative total return for the reporting period.

Looking ahead, we believe the fixed income market environment is evolving—a trend we anticipate to continue in the coming years. In particular, we anticipate continued monetary and fiscal accommodation; which in turn, we believe should lead to higher growth-rates over the near term. Should our base case scenario play out, fixed income investors may encounter higher real yields and increased inflation and should consider to plan accordingly. Finally, it's worth highlighting the risk of increasing global divergences. We believe Europe and certain emerging market countries may lag in the coming global recovery, particularly versus the U.S. and China. We believe this may result in a more disjointed yield environment globally than has been typical over the past few years and create opportunities for global investors.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model and will continue to monitor the potential long-term implications for global economies. Neuberger Berman will remain flexible and look to adapt, as necessary, the firm's operations and processes to most effectively manage portfolios.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class delivered a 0.27% total return for the six-month period ended April 30, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which saw a -1.52% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. rates moved higher and the yield curve steepened over the reporting period, particularly during the first quarter of 2021. Accommodative monetary policy kept short-term yields largely pinned, while longer-term rates rose on optimism over fiscal support and a faster-than-anticipated economic recovery. U.S. credit spreads continued to tighten over the reporting period, supported by improving corporate fundamentals, encouraging earnings, positive vaccine progress and fiscal stimulus. Against this improving economic backdrop, monetary and fiscal authorities continued to underscore the importance of remaining accommodative to aid a full and expeditious recovery.

Security selection within U.S. investment-grade credit was the main driver of the Fund's relative outperformance over the reporting period, as credit spreads continued to tighten off their COVID-19 crisis wide levels. Exposure to Treasury Inflation-Protected Securities (TIPS) and diversified exposures across securitized sectors, namely credit-risk transfer securities and commercial mortgage-backed securities, were other notable contributors over the reporting period. Active duration positioning further aided relative outperformance. Security selection within U.S. agency mortgage-backed securities modestly detracted from relative returns. However, this was more than offset by the Fund's overweight positioning to the U.S. investment-grade credit sector over the period.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

There were several adjustments made to the Fund during the reporting period. After maintaining a modest duration underweight relative to the Index at the onset of the rate sell-off in the first quarter of 2021, the Fund moved toward neutral positioning to close the quarter as rates approached what we viewed to be fair value. Similarly, we reduced the Fund's exposure to TIPS as inflation expectations, as measured by the 10-year breakeven rate, approached our target level toward the end of the reporting period. In terms of investment-grade credit positioning, we continued to selectively trim exposure during the reporting period to the benefit of the Fund as spreads tightened throughout the period.

We believe the backdrop for fixed income investing is quickly changing and investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. In this new environment, we anticipate continued aggressive monetary accommodation, coordinated with aggressive fiscal spending across a range of key economies, to drive substantially higher growth rates over the near term. We believe that for fixed income investors, it means a transition to higher real yields as global growth improves. In our view, we also anticipate a transition to a higher realized and expected inflation environment as we believe that demand-side and supply-side factors are pointing toward higher inflation. But perhaps the most significant recent change is credible central bank shifts toward conducting policy explicitly to achieve this outcome. In our view, investors should consider positioning not just for an upward trajectory in inflation, but sustained inflation at modestly higher levels.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	4.2%
Corporate Bonds	27.3
Foreign Government Securities	0.4
Mortgage-Backed Securities	39.3
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	36.6
Short-Term Investments	3.7
Liabilities Less Other Assets	(12.1)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	0.07%	3.08%	3.30%	3.16%	4.70%
Institutional Class[3]	10/01/1995	0.27%	3.59%	3.73%	3.58%	5.10%
Class A4	12/20/2007	0.07%	3.18%	3.32%	3.16%	4.87%
Class C4	12/20/2007	-0.30%	2.41%	2.53%	2.40%	4.47%
Class R6[4]	01/18/2019	0.32%	3.69%	3.78%	3.61%	5.11%
With Sales Charge
Class A4		-4.15%	-1.25%	2.43%	2.71%	4.70%
Class C4		-1.27%	1.42%	2.53%	2.40%	4.47%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		-1.52%	-0.27%	3.19%	3.39%	5.10%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 1.60%, 1.99%, 1.59%, 0.85% and 2.09% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.51%, 1.95%, 1.58%, 0.82% and 2.05% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.97%, 0.45%, 0.83%, 1.58% and 0.35% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year 2020 were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 4.99% total return for the six-month period ended April 30, 2021 (the reporting period) and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a 3.85% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period started off very strong for emerging markets (EM) debt, as the asset class rallied amidst positive vaccine news and strong commodity prices in the last quarter of 2020. During the first quarter of 2021, some of those gains were reversed as a sharp move higher in U.S. Treasury yields led to negative spillover effects on EM debt and currencies. As U.S. rates stabilized in April and the global economic recovery continued to gather pace, the asset class ended the reporting period on a strong footing, rebounding in April. The hard currency sovereign debt index delivered a 3.26% total return, the corporate debt index delivered 3.70%, and the local currency index returned 4.17%.

The Fund outperformed the Index driven by bottom-up positioning while tactical asset allocation was slightly negative. Bottom-up relative performance was positive across hard currency, local currency and corporates. In hard currency, outperformance was driven by overweights across a number of high yield countries including Angola, Costa Rica, Ukraine, Sri Lanka, Azerbaijan and Ivory Coast. Meanwhile, the overweight in Romania and underweight in Turkey versus the Index detracted. The local currency part of the portfolio outperformed mainly due to local rates positioning, driven by duration underweights in Turkey, Poland and Peru, as well as an overweight in South Africa and instrument selection in Mexico and Brazil. Positioning across EM currencies was positive as well, driven by overweights in the Russian ruble and Chilean peso versus the Index while the overweight in the Brazilian real and underweight in the South African rand detracted. In the corporate space, the outperformance was driven mainly by security selection in Brazil and India, while the overweight and security selection in China detracted.

The contribution from tactical allocation was slightly negative over the reporting period, driven by the underweight corporates versus sovereigns and by the underweight spread duration. This was partly offset by a positive contribution from an underweight U.S. Treasury duration in an environment of rising yields.

Over the reporting period there were a number of changes across the Fund. In terms of tactical asset allocation, we closed our underweight in corporates versus sovereigns given the more positive outlook on the former in a rising rates environment, due to its lower duration, as well as the improving corporate fundamentals and our low default expectations. Within hard currency, we added exposure to Peru, reducing our underweight, following the spread widening on the back of the political uncertainty around the elections in April. We also added exposure to select frontier countries including Ghana, Ivory Coast and Senegal. We reduced exposure to Colombia on downgrade risk to below investment grade, switching exposure to Panama. We also reduced exposure to Russia early in the reporting period as yields had tightened and sanction risks remained a concern. In corporate positioning, we added exposure to investment grade issuers in the UAE, to banks and mining companies in Peru and to the gaming sector in Macau, which we believe is set to benefit from reopening of economies and travel in Asia. In the below investment-grade space, we added exposure to corporates in Ukraine and Nigeria mainly. Meanwhile we reduced exposure in China, across select real estate companies and as we exited from companies targeted by sanctions which were announced by the United States in November 2020. On the local currency side, we added to EM foreign currency risk on the back of our more constructive outlook for emerging currencies. In particular, we added to Asian currencies which in our view should benefit from the improved backdrop for global trade such as the Korean won and Taiwan dollar, as well as to select commodity sensitive currencies. Meanwhile, we went from overweight to underweight local rates duration, reducing exposure to lower-yielding markets with increased downside risks from the reflationary environment such as Poland and South Korea, whilst maintaining select overweights in higher-yielding markets with very steep curves.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

Global growth expectations remain upbeat for 2021, and we believe EM are likely to benefit from the ongoing cyclical recovery underway, as reflected in both manufacturing data and commodity prices. We anticipate data to improve from here thanks to ongoing fiscal support and vaccine developments. Against this backdrop, we remain constructive on the prospects for the asset class and on the medium-term outlook for EM currencies, as it is our belief that they should benefit in our central scenario of EM growth recovery, with improving terms of trade supporting commodity currencies in particular. Meanwhile we have become more selective in local rates, considering the more reflationary backdrop and spillovers from rising developed markets interest rates. We favor duration exposure in countries where we believe significant rate hikes have already been priced in or which are experiencing a shallower recovery, while maintaining underweights in a number of low yielders.

We believe an overshoot of U.S. interest rates is a potential tail risk for the asset class, though our base case is for a more gradual rise in rates in the coming quarters which in our view is unlikely to prove overly disruptive for funding conditions and spread returns in EM. In the corporate space, we expect earnings before interest, taxes, depreciation, and amortization for EM corporates to rebound and company leverage metrics to improve. In our view, EM high yield corporate defaults are likely to remain contained going forward and we anticipate a default rate of 2.9% for 2021 which is in line with the 10-year average for the asset class. We see valuations for local currencies and rates as attractive, while for EM hard currency sovereign and corporate bonds spreads we see spreads within the fair value range in aggregate but still attractive relative to the developed markets.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	4.99%	16.84%	4.29%	2.99%
Class A	09/27/2013	4.81%	16.26%	3.88%	2.60%
Class C	09/27/2013	4.41%	15.54%	3.13%	1.85%
With Sales Charge
Class A		0.39%	11.37%	2.98%	2.02%
Class C		3.41%	14.54%	3.13%	1.85%
Index
Blended Benchmark*[1,14]		3.85%	13.07%	4.36%	3.16%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 3.95%, 3.58% and 2.83% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.80%, 3.38% and 2.67% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.02%, 1.42% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 5.73% total return for the six-month period ended April 30, 2021 (the reporting period) and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 5.99% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, generated a positive return and outperformed longer-duration, lower-yielding fixed income sectors during the reporting period, as U.S. Treasury yields moved higher. This was primarily driven by the rollout of COVID-19 vaccines, improving economic data and an uptick in inflation expectations. Despite this improving economic backdrop, the U.S. Federal Reserve Board continued to indicate that it planned to maintain highly accommodative monetary policy. Credit spreads, which substantially widened at the onset of the pandemic, tightened over the reporting period. Dispersion in returns across credit quality and between distressed and non-distressed was also a feature of the bank loan market over the reporting period. While we did shift the positioning to reflect the new credit cycle and declining default trends, most of the distressed and lower quality issuers do not meet our disciplined credit underwriting standards.

The Fund tactically adjusted its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the portfolio to these securities, and usually utilize fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated during the period given the decline in volatility and increased focus on duration risk. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 3.4% of net assets compared to 7.5% of net assets at the beginning of the reporting period.

In terms of the Fund's credit quality, security selection within non-rated, security selection within and an underweight to issuers rated BB versus the Index, and an underweight to and security selection within issuers rated BBB and above added the most to relative returns. Conversely, security selection within issuers rated CCC and below and BBB and above detracted from results.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

From a sector perspective, security selection within broadcast radio & TV, an overweight to and security selection within oil & gas, and security selection within financial intermediaries (collateralized loan obligations) were the primary contributors to returns. In contrast, security selection within business equipment & services, security selection within and an underweight to leisure and security selection within and an overweight to telecommunications were the largest detractors from performance.

We believe yields on senior floating rate loans offer attractive valuations, durable income and are more than compensating investors for what we see as a benign default outlook. The economic recovery is now confirmed by recent data and we anticipate it to be on an improving trajectory which continues to be supportive of issuer fundamentals. In our view, continued progress on vaccinations, combined with significant consumer pent-up demand for travel, leisure and services, businesses rebuilding inventories, rehiring plus accommodative monetary and fiscal policy, should continue to support economic activity going forward. While any interruptions in COVID-19 vaccine delivery or an increase in cases could result in pockets of short-term volatility, we believe our bottom-up, fundamental credit research focused on individual credit selection while seeking to avoid defaults and credit deterioration and putting only our "best ideas" into portfolios, position us well to take advantage of any volatility.

Sincerely,

JOSEPH P. LYNCH AND STEPHEN J. CASEY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.6%
One to less than Five Years	37.8
Five to less than Ten Years	59.2
Ten Years or Greater	1.8
N/A**	0.6
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

**  Common stock

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	5.73%	16.69%	4.32%	3.89%	4.34%
Class A	12/29/2009	5.54%	16.26%	3.94%	3.51%	3.95%
Class C5	12/30/2009	5.15%	15.40%	3.17%	2.74%	3.19%
With Sales Charge
Class A		1.02%	11.27%	3.05%	3.06%	3.55%
Class C5		4.15%	14.40%	3.17%	2.74%	3.19%
Index
S&P/LSTA Leveraged
Loan Index[1,14]		5.99%	16.10%	4.98%	4.24%	4.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 3.34%, 2.97% and 2.22% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.20%, 2.81% and 2.07% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.84%, 1.24% and 1.96% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 7.85% total return for the six-month period ended April 30, 2021 (the reporting period) and underperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided an 8.13% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated a positive return and outperformed the overall investment-grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, during the reporting period, as U.S. Treasury yields moved higher. This was primarily driven by the rollout of COVID-19 vaccines, improving economic data and an uptick in inflation expectations. Despite this improving economic backdrop, the U.S. Federal Reserve Board continued to indicate that it planned to maintain a highly accommodative monetary policy. Credit spreads, which substantially widened at the onset of the pandemic, tightened over the reporting period. Dispersion in returns across credit quality and between distressed and non-distressed was also a feature of the high yield market over the period. While we did shift the positioning to reflect the new credit cycle and declining default trends, many of the distressed issuers do not meet our disciplined credit underwriting standards.

From a sector perspective, security selection within and an underweight to health care versus the Index, security selection within and an overweight to gas distribution, and security selection within diversified financial services were the top contributors to performance. In contrast, security selection within and an underweight to energy, security selection within aerospace & defense, and security selection within theaters & entertainment detracted the most from results.

In terms of the Fund's credit quality, security selection within BB, an overweight to CCC and below versus the Index, security selection within B, and an overweight to non-rated issuers contributed the most to performance. Conversely, security selection within CCC and below, security selection within non-rated, and an overweight to issuers rated B were the primary detractors.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

As it became increasingly clear that there would be a successful vaccination plan and expectations for growth improved, we selectively increased the Fund's exposure to securities rated CCC and below and B. As credit spreads narrowed, especially in the higher quality segments, in part on expectations for some issuers to be upgraded, we also decreased the Fund's exposure to securities rated BB on relative valuation considerations.

High yield spreads tightened over the reporting period and we believe valuations are more than compensating investors for what we see as a benign default outlook. The economic recovery is now confirmed by recent data and we anticipate it to be on an improving trajectory, which continues to be supportive of issuer fundamentals. In our view, continued progress on vaccinations, combined with significant consumer pent-up demand for travel, leisure and services, businesses rebuilding inventories, rehiring plus accommodative monetary and fiscal policy, should continue to support economic activity going forward. While any interruptions in COVID-19 vaccine delivery or an increase in cases could result in pockets of short-term volatility, we believe our bottom-up, fundamental credit research focused on individual credit selection while seeking to avoid defaults and credit deterioration and putting only our "best ideas" into portfolios, position us well to take advantage of any volatility.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofA.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	26.3
Five to less than Ten Years	69.1
Ten Years or Greater	4.6
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	7.85%	19.72%	6.34%	5.27%	7.30%
Institutional
Class[8]	05/27/2009	8.05%	20.02%	6.49%	5.44%	7.37%
Class A8	05/27/2009	7.70%	19.39%	6.04%	5.00%	7.19%
Class C8	05/27/2009	7.45%	18.68%	5.30%	4.26%	6.88%
Class R3[8]	05/27/2009	7.59%	19.12%	5.79%	4.76%	7.09%
Class R6[8]	03/15/2013	7.98%	20.14%	6.58%	5.47%	7.36%
With Sales Charge
Class A8		3.12%	14.33%	5.13%	4.54%	7.03%
Class C8		6.45%	17.68%	5.30%	4.26%	6.88%
Index
ICE BofA US High Yield Constrained Index[1,14]		8.13%	20.01%	7.31%	6.26%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 3.69%, 3.84%, 3.39%, 2.71%, 3.21% and 3.94% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 3.44% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.86%, 0.70%, 1.13%, 1.83%, 1.35% and 0.59% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a 6.60% total return for the six-month period ended April 30, 2021 (the reporting period) and outperformed its benchmark, a blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (collectively, the Index), which provided a 4.51% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the investment-grade taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index gained 2.62% for the reporting period, whereas the overall investment-grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.52%. U.S. Treasury yields moved higher across the curve during the reporting period. Short-term yields were fairly well anchored, as the U.S. Federal Reserve Board (Fed) maintained the federal funds rate in a range between 0.00% and 0.25%. In contrast, longer-term yields rose sharply. This was primarily driven by the rollout of COVID-19 vaccines, improving economic data and an uptick in inflation. Despite this improving economic backdrop, the Fed continued to say it planned to maintain its highly accommodative monetary policy.

In terms of the Fund's performance, its credit quality biases contributed to results. This was driven by an overweight to municipal bonds rated BBB and below versus the Index. These bonds outperformed higher rated bonds given aggressive monetary and fiscal stimulus and strong investor demand. An overweight to revenue bonds was positive for returns, as they generally outperformed their general obligation bond counterparts. Security selection in the tobacco sector was also rewarded. An allocation to Illinois and Chicago general obligation bonds was beneficial, as they were purchased at very attractive valuations and they rallied over the reporting period. Elsewhere, yield curve positioning did not meaningfully impact performance. On the downside, exposure to some below investment-grade securities were a headwind for results, as their projects were behind schedule due to issues related to the pandemic. Elsewhere, the Fund's allocation to higher quality bonds rated AAA were a drag on performance.

A number of changes were made to the Fund during the reporting period. We reduced the duration heading into 2021, as we anticipated an upturn in rates, which came to pass. We also pared the Fund's exposures to bonds rated A and BBB, while increasing its allocations to securities rated BB and other below investment-grade securities.

For the past dozen years since the 2008 financial crisis, the overall environment for fixed income investors has been largely unchanged. Global growth has been sluggish across bond markets and central banks have unleashed a range of programs aimed at supporting growth and financial assets. Fixed income investors have been persistently rewarded for positioning for low nominal yields, low real yields and a low-inflation (or even disinflationary) environment. We believe this backdrop may be quickly changing, and we think investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. We feel that the changes will be particularly acute for the municipal market. With over 60,000 individual state and local government issuers, we believe opportunities may abound, but so are various levels of financial, legislative, market and political risk. In a market characterized by frequent volatility, we believe that our long established investment process will be well equipped to handle the challenges ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.1%
Arizona	4.7
Arkansas	0.8
California	12.9
Colorado	4.5
Florida	3.4
Georgia	0.6
Guam	0.5
Hawaii	0.6
Illinois	10.5
Indiana	0.6
Iowa	2.8
Kansas	0.3
Kentucky	1.8
Louisiana	1.7
Maine	0.2
Maryland	1.0
Michigan	4.0
Minnesota	0.7
Missouri	0.3
Montana	1.2
Nevada	0.4
New Hampshire	0.6
New Jersey	5.1
New Mexico	0.4
New York	4.7
North Carolina	0.9
North Dakota	0.4
Ohio	7.6
Oklahoma	0.3
Pennsylvania	1.1
Puerto Rico	3.9
Rhode Island	1.0
South Carolina	1.1
Texas	5.4
Utah	2.0
Vermont	1.0
Virginia	0.5
Washington	0.5
West Virginia	0.4
Wisconsin	2.0
Other	0.2
Loan Assignments	0.3
Exchange Traded Funds	4.3
Other Assets Less Liabilities	0.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	6.60%	16.91%	4.41%	5.00%
Class A	06/22/2015	6.41%	16.50%	4.00%	4.60%
Class C	06/22/2015	6.01%	15.71%	3.24%	3.85%
With Sales Charge
Class A		1.87%	11.58%	3.11%	3.83%
Class C		5.01%	14.71%	3.24%	3.85%
Index
Blended Benchmark*[1,14]		4.51%	12.16%	4.61%	4.81%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 1.85%, 1.48% and 0.74% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.13%, 2.50% and 1.25% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.58%, 1.17% and 0.33% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.81%, 1.24% and 1.94% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.51%, 0.88% and 1.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund Commentary

Neuberger Berman Municipal Impact Fund Institutional Class generated a 1.48% total return for the six-month period ended April 30, 2021 (the reporting period). Over the same period the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), returned 2.62%. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the investment-grade taxable bond market during the reporting period. All told, the Index gained 2.62% for the reporting period, whereas the overall investment-grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.52%. U.S. Treasury yields moved higher across the curve during the reporting period. Short-term yields were fairly well anchored, as the U.S. Federal Reserve Board (Fed) maintained the federal funds rate in a range between 0.00% and 0.25%. In contrast, longer-term yields rose sharply. This was primarily driven by the rollout of COVID-19 vaccines, improving economic data and an uptick in inflation. Despite this improving economic backdrop, the Fed continued to say it planned to maintain its highly accommodative monetary policy.

In terms of the Fund's performance, credit quality detracted from results. This was partially driven by an overweight to higher rated securities versus the Index. They lagged lower rated bonds given aggressive monetary and fiscal stimulus, along with strong investor demand for lower rated, higher-yielding securities. Yield curve and duration positioning were not impactful to relative performance. However, underweighting large credits rated BBB, such as Illinois general obligation bonds produced a headwind. On the upside, an overweight to revenue bonds was beneficial for returns, as they generally outperformed their general obligation bond counterparts. Security selection of single family housing bonds was also positive, as were small positions in securities rated B and certain non-rated bonds.

The Fund increased its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we view as having best-in-class operations, with managements that make sound financial decisions. This positioning was a drag on results, as these attributes were not rewarded by investors as they sought to generate incremental yields offered by lower rated securities.

For the past dozen years since the 2008 financial crisis, the overall environment for fixed income investors has been largely unchanged. Global growth has been sluggish across bond markets and central banks have unleashed a range of programs aimed at supporting growth and financial assets. Fixed income investors have been persistently rewarded for positioning for low nominal yields, low real yields and a low-inflation (or even disinflationary) environment. We believe this backdrop may be quickly changing, and we think investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. We feel that the changes will be particularly acute for the municipal market. With over 60,000 individual state and local government issuers, we believe opportunities abound, but so are various levels of financial, legislative, market and political risk. In a market characterized by frequent volatility, we believe that our long established investment process will be well equipped to handle the challenges ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Impact Fund

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.1%
Arkansas	0.6
California	2.4
Colorado	0.3
Connecticut	0.8
District of Columbia	1.3
Florida	2.9
Georgia	1.9
Illinois	3.1
Indiana	3.1
Kentucky	5.3
Louisiana	4.4
Massachusetts	0.8
Michigan	10.5
Minnesota	0.4
Mississippi	2.7
Missouri	4.2
New Jersey	1.1
New York	13.1
North Carolina	2.0
North Dakota	0.8
Ohio	3.6
Oklahoma	3.7
Pennsylvania	5.5
South Carolina	3.8
Tennessee	1.7
Texas	9.0
Utah	1.5
Virginia	2.5
West Virginia	4.6
Wisconsin	0.6
Loan Assignments	0.2
Other Assets Less Liabilities	0.5 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	1.48%	5.35%	2.61%	2.75%
Class A21	06/19/2018	1.23%	4.90%	2.39%	2.61%
Class C21	06/19/2018	0.86%	4.12%	1.95%	2.34%
With Sales Charge
Class A21		-3.06%	0.43%	1.51%	2.07%
Class C21		-0.14%	3.12%	1.95%	2.34%
Index
Bloomberg Barclays Municipal Bond Index[1,14]		2.62%	7.75%	3.51%	3.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 0.65%, 0.28% and -0.46% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.10%, 0.47% and -0.78% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.23%, -0.20% and -0.60% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.93%, 1.12%, and 2.01% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 2.97% total return for the six-month period ended April 30, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), which provided a 1.48% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a positive total return and outperformed the investment-grade taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index gained 2.62% for the reporting period, whereas the overall investment-grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -1.52%. U.S. Treasury yields moved higher across the curve during the reporting period. Short-term yields were fairly well anchored, as the U.S. Federal Reserve Board (Fed) maintained the federal funds rate in a range between 0.00% and 0.25%. In contrast, longer-term yields rose sharply. This was primarily driven by the rollout of COVID-19 vaccines, improving economic data and an uptick in inflation. Despite this improving economic backdrop, the Fed continued to say it planned to maintain its highly accommodative monetary policy.

In terms of the Fund's performance, its credit quality biases contributed to results. This was driven by an overweight to non-investment-grade and lower rated bonds versus the Index. They outperformed higher rated bonds given aggressive monetary and fiscal stimulus and strong investor demand. An out-of-benchmark allocation to revenue bonds was positive for returns, as they generally outperformed their G.O. bond counterparts. Security selection in the tobacco sector was also rewarded. An allocation to Illinois G.O. bonds was beneficial, as they were purchased at very attractive valuations and they rallied over the reporting period. Finally, yield curve positioning was beneficial for returns, as the Fund had a larger allocation to longer-term bonds. On the downside, the Fund's allocation to higher quality bonds rated AAA were a drag on performance.

A number of changes were made to the Fund during the reporting period. We reduced the duration heading into 2021, as we anticipated an upturn in rates, which came to pass. We also pared the Fund's exposure to bonds rated AAA, while increasing its allocations to securities rated A and BBB.

For the past dozen years since the 2008 financial crisis, the overall environment for fixed income investors has been largely unchanged. Global growth has been sluggish across bond markets and central banks have unleashed a range of programs aimed at supporting growth and financial assets. Fixed income investors have been persistently rewarded for positioning for low nominal yields, low real yields and a low-inflation (or even disinflationary) environment. We believe this backdrop may be quickly changing, and we think investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. We feel that the changes will be particularly acute for the municipal market. With over 60,000 individual state and local government issuers, we believe opportunities may abound, but so are various levels of financial, legislative, market and political risk. In a market characterized by frequent volatility, we believe that our long established investment process will be well equipped to handle the challenges ahead.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.6%
Arizona	1.5
Arkansas	0.2
California	8.2
Colorado	1.6
Connecticut	2.2
Delaware	0.6
District of Columbia	0.9
Florida	4.7
Georgia	3.3
Illinois	11.7
Indiana	1.2
Iowa	0.8
Kansas	1.2
Kentucky	0.7
Louisiana	0.4
Maryland	0.9
Massachusetts	1.9
Michigan	1.8
Minnesota	0.6
Mississippi	2.9
Missouri	1.4
Montana	0.7
Nevada	0.3
New Jersey	5.2
New York	13.4
North Carolina	1.3
Ohio	3.6
Oklahoma	1.8
Oregon	0.6
Pennsylvania	7.2
Puerto Rico	0.7
Rhode Island	1.1
South Carolina	1.0
Tennessee	2.1
Texas	7.0
Utah	1.4
Virginia	1.0
Washington	0.6
West Virginia	0.4
Wisconsin	0.9
Liabilities Less Other Assets	(0.6)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	2.97%	8.15%	2.73%	3.46%	4.61%
Institutional Class[11]	06/21/2010	3.04%	8.32%	2.88%	3.62%	4.66%
Class A11	06/21/2010	2.86%	7.93%	2.49%	3.23%	4.53%
Class C11	06/21/2010	2.47%	7.21%	1.74%	2.46%	4.28%
With Sales Charge
Class A11		-1.50%	3.35%	1.61%	2.78%	4.40%
Class C11		1.47%	6.21%	1.74%	2.46%	4.28%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		1.48%	6.20%	2.99%	3.62%	5.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 0.69%, 0.84%, 0.47% and -0.27% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 1.17%, 1.42%, 0.79% and -0.46% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.54%, 0.70%, 0.32% and -0.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 0.66%, 0.47%, 0.84% and 1.59% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 2.99% total return for the six-month period ended April 30, 2021 (the reporting period) and outperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a 0.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. rates moved higher and the yield curve steepened over the reporting period, particularly during the first quarter of 2021. Accommodative monetary policy kept short-term yields largely pinned, while longer-term rates rose on optimism over fiscal support and a faster-than-anticipated economic recovery. U.S. credit spreads continued to tighten over the reporting period, supported by improving fundamentals, encouraging earnings, positive vaccine progress and fiscal stimulus. Against this improving economic backdrop, monetary and fiscal authorities continued to underscore the importance of remaining accommodative to aid a full and expeditious recovery.

The largest contributor to the Fund's performance during the reporting period was its overweight exposure to corporate bonds versus the Index. Their spreads versus Treasuries significantly narrowed during the reporting period as investor demand for incremental yield was robust overall. Also supporting the sector was aggressive monetary and fiscal stimulus, signs of improving growth and corporate earnings that often exceeded expectations. Elsewhere, an out-of-benchmark allocation to structured products, including agency pass-through securities, mortgage credit, asset-backed securities, and commercial mortgage-backed securities contributed to returns. Finally, an allocation to Treasury Inflation-Protected Securities was rewarded. On the downside, yield curve positioning was a headwind for results, as the Fund had exposure to certain parts of the curve that underperformed.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the reporting period, with an overweight to non-Treasury securities and underweights to Treasuries, agency debt and non-corporate securities. We had increased the Fund's allocation to agency pass-through securities last spring, given, in our view, their attractive valuations at the time. We largely eliminated this position during the first quarter of 2021, as they performed well and reached our estimate of fair value. The proceeds from these sales were primarily allocated to corporate bonds, both in the primary and secondary markets, where we found a number of compelling opportunities.

We believe the backdrop for fixed income investing is quickly changing and investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. In this new environment, we anticipate continued aggressive monetary accommodation, coordinated with aggressive fiscal spending across a range of key economies, to drive substantially higher growth rates over the near term. We believe that for fixed income investors, it means a transition to higher real yields as global growth improves. In our view, we also anticipate a transition to a higher realized and expected inflation environment as we believe that demand-side and supply-side factors are pointing toward higher inflation. But perhaps the most significant recent change is credible central bank shifts toward conducting policy explicitly to achieve this outcome. In our view, investors should consider positioning not just for an upward trajectory in inflation, but sustained inflation at modestly higher levels.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER, MATTHEW MCGINNIS AND WOOLF NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	6.0%
Corporate Bonds	51.9
Exchange-Traded Funds	2.9
Mortgage-Backed Securities	33.2
U.S. Treasury Obligations	4.1
Short-Term Investments	0.5
Other Assets Less Liabilities	1.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	2.99%	8.52%	2.03%	1.63%	3.97%
Trust Class[12]	08/30/1993	2.88%	8.41%	1.93%	1.53%	3.89%
Institutional Class[12]	06/21/2010	2.96%	8.60%	2.24%	1.83%	4.03%
Class A12	06/21/2010	2.84%	8.33%	1.88%	1.46%	3.91%
Class C12	06/21/2010	2.46%	7.53%	1.12%	0.70%	3.67%
With Sales Charge
Class A12		0.25%	5.65%	1.37%	1.20%	3.84%
Class C12		1.46%	6.53%	1.12%	0.70%	3.67%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[1,14]		0.23%	1.02%	1.99%	1.53%	4.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 2.45%, 2.35%, 2.65%, 2.28% and 1.53% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.06%, 1.88%, 2.25%, 1.85% and 1.11% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.03%, 1.16%, 0.79%, 1.18% and 1.92% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.56%, 0.66%, 0.36%, 0.73% and 1.48% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class delivered a 6.66% total return for the six-month period ended April 30, 2021 (the reporting period), outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a -1.52% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. rates moved higher and the yield curve steepened over the reporting period, particularly during the first quarter of 2021. Accommodative monetary policy kept short-term yields largely pinned, while longer-term rates rose on optimism over fiscal support and a faster-than-anticipated economic recovery. U.S. credit spreads continued to tighten over the reporting period, supported by improving fundamentals, encouraging earnings, positive vaccine progress and fiscal stimulus. Against this improving economic backdrop, monetary and fiscal authorities continued to underscore the importance of remaining accommodative to aid a full and expeditious recovery.

Exposure to high yield credit and security selection within investment-grade credit were key contributors to the Fund's relative outperformance over the reporting period. Both investment-grade and high yield spreads tightened against a rapidly improving economic backdrop. Our active duration positioning was also meaningfully additive, as the Fund's duration underweight benefited from the first quarter sell-off. Elsewhere, exposure to Treasury Inflation-Protected Securities (TIPS) was additive to results as inflation expectations steadily rose over the reporting period, while exposure to bank loans was beneficial given a favorable rates/inflation environment. The Fund's underweight to investment-grade credit and U.S. agency mortgage-backed securities (MBS) versus the Index were modest detractors over the period. However, the negative impact was more than offset by security selection within both sectors.

The Fund's aggregate use of futures, swaps, forward foreign currency and bond forward contracts contributed positively to performance during the reporting period.

There were several adjustments made to the Fund during the reporting period. We selectively rotated exposure away from investment-grade credit toward non-investment-grade credit given, in our view, improving fundamentals and attractive relative value in terms of yield potential and duration profile. Similarly, we reduced exposure to MBS at the beginning of 2021, rotating into what we believed to be more attractive sectors on a relative-value basis; namely non-investment-grade credit and TIPS. Toward the end of the reporting period, we reduced the Fund's exposure to TIPS as inflation expectations, as measured by the 10-year breakeven rate, approached our target level.

We believe the backdrop for fixed income investing is quickly changing and investors need to position for a different and more complex environment. In our view, this is not a temporary shift, but likely the beginning of a multiyear transition to a different fixed income world. In this new environment, we anticipate continued aggressive monetary accommodation, coordinated with aggressive fiscal spending across a range of key economies, to drive substantially higher growth rates over the near term. We believe that for fixed income investors, it means a transition to higher real yields as global growth improves. In our view, we also anticipate a transition to a higher realized and expected inflation environment as we believe that demand-side and supply-side factors are pointing toward higher inflation. But perhaps the most significant recent change is credible central bank shifts toward conducting policy explicitly to achieve this outcome. In our view, investors should consider positioning not just for an upward trajectory in inflation, but sustained inflation at modestly higher levels.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	4.8%
Closed-End Funds	0.1
Convertible Bonds	0.1
Corporate Bonds	55.9
Foreign Government Securities	4.2
Loan Assignments	7.0
Mortgage-Backed Securities	25.1
Municipal Notes	1.5
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	6.1
Short-Term Investments	10.8
Liabilities Less Other Assets	(15.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2021
	Date	04/30/2021	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	6.57%	15.86%	4.87%	4.37%	6.17%
Institutional Class	07/11/2003	6.66%	16.26%	5.23%	4.73%	6.46%
Class A13	12/20/2007	6.45%	15.79%	4.82%	4.32%	6.14%
Class C13	12/20/2007	6.18%	15.00%	4.09%	3.59%	5.58%
Class R6[13]	03/15/2013	6.72%	16.39%	5.32%	4.79%	6.49%
With Sales Charge
Class A13		1.90%	10.82%	3.91%	3.86%	5.88%
Class C13		5.18%	14.00%	4.09%	3.59%	5.58%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]	-1.52%		-0.27%	3.19%	3.39%	4.03%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2021, the 30-day SEC yields were 3.34%, 3.70%, 3.30%, 2.60% and 3.80% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.31%, 3.69%, 2.57% and 3.79% for Trust Class, Institutional Class, Class C and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 3.32% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2020 were 1.02%, 0.61%, 1.00%, 1.74% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended April 30, 2021, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 24 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when NBIA first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.

ICE BofA U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2021 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During the Period(1) 11/1/20 - 4/30/21	Expense Ratio	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During the Period(2) 11/1/20 - 4/30/21	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,000.70	$3.87	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Institutional Class	$1,000.00	$1,003.60	$1.89	0.38%	$1,000.00	$1,022.91	$1.91	0.38%
Class A	$1,000.00	$1,000.70	$3.87	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Class C	$1,000.00	$997.00	$7.58	1.53%	$1,000.00	$1,017.21	$7.65	1.53%
Class R6	$1,000.00	$1,003.20	$1.39	0.28%	$1,000.00	$1,023.41	$1.40	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,049.90	$3.96	0.78%	$1,000.00	$1,020.93	$3.91	0.78%
Class A	$1,000.00	$1,048.10	$5.84	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,044.10	$9.63	1.90%	$1,000.00	$1,015.37	$9.49	1.90%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,057.30	$3.32	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$1,055.40	$5.20	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Class C	$1,000.00	$1,051.50	$9.00	1.77%	$1,000.00	$1,016.02	$8.85	1.77%
High Income Bond Fund
Investor Class	$1,000.00	$1,078.50	$4.38	0.85%	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class	$1,000.00	$1,080.50	$3.61	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,077.00	$5.77	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,074.50	$9.41	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$1,075.90	$6.90	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Class R6	$1,000.00	$1,079.80	$3.09	0.60%	$1,000.00	$1,021.82	$3.01	0.60%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,066.00	$2.56	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class A	$1,000.00	$1,064.10	$4.45	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class C	$1,000.00	$1,060.10	$8.27	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,014.80	$2.15	0.43%	$1,000.00	$1,022.66	$2.16	0.43%
Class A	$1,000.00	$1,012.30	$3.99	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Class C	$1,000.00	$1,008.60	$7.72	1.55%	$1,000.00	$1,017.11	$7.75	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,029.70	$2.26	0.45%	$1,000.00	$1,022.56	$2.26	0.45%
Institutional Class	$1,000.00	$1,030.40	$1.51	0.30%	$1,000.00	$1,023.31	$1.51	0.30%
Class A	$1,000.00	$1,028.60	$3.37	0.67%	$1,000.00	$1,021.47	$3.36	0.67%
Class C	$1,000.00	$1,024.70	$7.13	1.42%	$1,000.00	$1,017.75	$7.10	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,029.90	$2.72	0.54%	$1,000.00	$1,022.12	$2.71	0.54%
Trust Class	$1,000.00	$1,028.80	$3.22	0.64%	$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class	$1,000.00	$1,029.60	$1.71	0.34%	$1,000.00	$1,023.11	$1.71	0.34%
Class A	$1,000.00	$1,028.40	$3.57	0.71%	$1,000.00	$1,021.27	$3.56	0.71%
Class C	$1,000.00	$1,024.60	$7.33	1.46%	$1,000.00	$1,017.55	$7.30	1.46%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During the Period(1) 11/1/20 - 4/30/21	Expense Ratio	Beginning Account Value 11/1/20	Ending Account Value 4/30/21	Expenses Paid During the Period(2) 11/1/20 - 4/30/21	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$1,065.70	$4.81	0.94%	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class	$1,000.00	$1,066.60	$3.02	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$1,064.50	$5.07	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Class C	$1,000.00	$1,061.80	$8.64	1.69%	$1,000.00	$1,016.41	$8.45	1.69%
Class R6	$1,000.00	$1,067.20	$2.51	0.49%	$1,000.00	$1,022.36	$2.46	0.49%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Legend April 30, 2021 (Unaudited)

Neuberger Berman Income Funds

Benchmarks:

BUBOR  = Budapest Interbank Offer Rate

CETIP  = Overnight Brazil

CLICP  = Sinacofi Chile Interbank Rate Average

CPTFEMU  = Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA

EURIBOR  = Euro Interbank Offered Rate

FRCPXTOB  = France Consumer Price Index Ex Tobacco

IBRCOL  = Colombia Overnight Interbank Reference Rate

KORIBOR  = Korea Interbank Offered Rates

KWCDC  = South Korean Won Certificate of Deposit Rate

JIBAR  = Johannesburg Interbank Average Rate

LIBOR  = London Interbank Offered Rate

MOSPRIME  = Moscow Prime Offered Rate

PRIBOR  = Prague Interbank Offer Rate

SOFR  = Secured Overnight Financing Rate

SOFR30A  = 30 Day Average Secured Overnight Financing Rate

TIIE  = Mexican Interbank Equilibrium Interest Rate

THBFIX  = Thai Baht Interest Rate Fixing

WIBOR  = Poland Warsaw Interbank Offer Rate

Currency Abbreviations:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

DOP  = Dominican Peso

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

ILS  = Israeli Shekel

INR  = Indian Rupee

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

PLN  = Polish Zloty

Currency Abbreviations (cont'd):

RON  = New Romanian Leu

RUB  = Russian Ruble

SGD  = Singapore Dollar

THB  = Thai Baht

TRY  = Turkish Lira

TWD  = Taiwan Dollar

UAH  = Ukraine Hryvnia

USD  = United States Dollar

UYU  = Uruguayan Peso

VND  = NDViet Nam Dong

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

COP  = Colombian Peso

IDR  = Indonesian Rupiah

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

SGD  = Singapore Dollar

UAH  = Ukraine Hryvnia

Counterparties:

BB  = Barclays Bank plc

BNP  = BNP Paribas SA

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

SCB  = Standard Chartered Bank

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Index Periods/Payment Frequencies:

1D  = 1 Day

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1Y  = 1 Year

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ (Unaudited) April 30, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 36.6%
	U.S. Treasury Bonds
$7,680,000	1.13%, due 5/15/2040	$6,423,900
7,380,000	3.00%, due 5/15/2045	8,401,381
10,150,000	1.63%, due 11/15/2050	8,683,008
	U.S. Treasury Inflation-Indexed Bonds(a)
10,425,318	0.13%, due 1/15/2030	11,422,511
529,243	2.13%, due 2/15/2040	769,490
1,585,290	1.38%, due 2/15/2044	2,101,747
1,493,346	0.25%, due 2/15/2050	1,591,794
	U.S. Treasury Notes
113,105,000	0.13%, due 7/31/2022 – 8/31/2022	113,154,631
19,175,000	0.50%, due 3/31/2025 – 10/31/2027	18,351,231
1,975,000	2.88%, due 5/31/2025	2,155,373
7,520,000	0.38%, due 11/30/2025	7,390,750
5,905,000	0.75%, due 3/31/2026	5,881,934
24,480,000	1.13%, due 2/15/2031	23,378,400
	Total U.S. Treasury Obligations (Cost $212,324,814)	209,706,150
U.S. Government Agency Securities 0.6%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,690,205
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	680,942
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	978,051
	Total U.S. Government Agency Securities (Cost $2,852,529)	3,349,198
Mortgage-Backed Securities 39.3%
Collateralized Mortgage Obligations 4.6%
652,762	Angel Oak Mortgage Trust, Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	664,314	(b)(c)
1,341,437	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	1,366,375	(b)(c)
180,322	Bear Stearns ALT-A Trust, Ser. 2004-8, Class 2A, (1M USD LIBOR + 0.68%), 0.79%, due 9/25/2034	180,217	(d)
	Fannie Mae Connecticut Avenue Securities
1,608,776	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.11%, due 10/25/2029	1,653,222	(d)
1,203,346	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.36%, due 7/25/2030	1,215,425	(d)
192,517	Ser. 2020-R02, Class 2M1, (1M USD LIBOR + 0.75%), 0.86%, due 1/25/2040	192,517	(c)(d)
2,573,846	Fannie Mae Interest Strip, Ser. 418, Class C24, 4.00%, due 8/25/2043	397,722	(e)
	Fannie Mae Real Estate Mortgage Investment Conduits
7,867	Ser. 2003-W5, Class A, (1M USD LIBOR + 0.11%), 0.33%, due 4/25/2033	7,696	(d)
1,688,889	Ser. 2012-15, Class S, (5.95% – 1M USD LIBOR), 5.84%, due 3/25/2042	347,004	(d)(e)
1,525,161	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 5.89%, due 7/25/2042	290,285	(d)(e)
1,076,151	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	153,844	(e)
1,411,635	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 6.04%, due 12/25/2042	318,233	(d)(e)
960,443	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 5.99%, due 2/25/2043	193,986	(d)(e)
1,141,024	Ser. 2013-18, Class PS, (6.10% – 1M USD LIBOR), 5.99%, due 3/25/2043	262,891	(d)(e)
2,336,228	Ser. 2015-32, Class SA, (6.20% – 1M USD LIBOR), 6.09%, due 5/25/2045	467,186	(d)(e)
1,487,958	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	237,957	(e)
671,858	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 5.74%, due 7/25/2046	146,872	(d)(e)
2,007,324	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 5.89%, due 12/25/2046	463,789	(d)(e)
3,160,903	Ser. 2018-7, Class CI, 4.00%, due 2/25/2048	513,443	(e)
1,643,980	Ser. 2020-52, Class GI, 4.50%, due 8/25/2050	316,660	(e)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Freddie Mac Real Estate Mortgage Investment Conduits
$529,982	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 6.34%, due 3/15/2042	$96,404	(d)(e)
1,103,474	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 6.04%, due 10/15/2042	223,399	(d)(e)
1,004,730	Ser. 4385, Class IA, 4.50%, due 9/15/2044	165,419	(e)
1,950,613	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 5.94%, due 4/15/2046	426,245	(d)(e)
	Freddie Mac Strips
2,085,489	Ser. 303, Class C10, 3.50%, due 1/15/2033	268,091	(e)
1,203,289	Ser. 312, Class S1, (5.95% – 1M USD LIBOR), 5.84%, due 9/15/2043	250,635	(d)(e)
	Freddie Mac Structured Agency Credit Risk Debt Notes
948,358	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.36%, due 7/25/2029	984,565	(d)
450,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.61%, due 3/25/2030	460,204	(d)
1,702,449	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.46%, due 4/25/2030	1,728,713	(d)
753,421	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.41%, due 9/25/2030	760,980	(d)
2,236,609	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 0.11%, due 10/25/2032	2,219,618	(c)(d)
3,103,730	Ser. 2020-HQA5, Class M1, (SOFR30A + 1.10%), 1.11%, due 11/25/2050	3,104,744	(c)(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
1,395,000	Ser. 2021-DNA3, Class M2, (SOFR30A + 2.10%), 2.11%, due 10/25/2033	1,415,119	(c)(d)
298,515	Ser. 2020-DNA2, Class M1, (1M USD LIBOR + 0.75%), 0.86%, due 2/25/2050	298,515	(c)(d)
937,247	GCAT Trust, Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	961,941	(b)(c)
	Government National Mortgage Association
1,404,864	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	252,082	(e)
1,403,509	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	270,953	(e)
1,188,139	Ser. 2018-124, Class DS, (6.10% – 1M USD LIBOR), 5.98%, due 12/16/2043	252,038	(d)(e)
1,224,164	Ser. 2016-77, Class TS, (6.15% – 1M USD LIBOR), 6.03%, due 12/20/2044	233,672	(d)(e)
1,428,014	Ser. 2019-22, Class SA, (5.60% – 1M USD LIBOR), 5.48%, due 2/20/2045	300,700	(d)(e)
2,300,339	Ser. 2018-36, Class SC, (6.15% – 1M USD LIBOR), 6.03%, due 2/16/2047	460,901	(d)(e)
2,205,385	Ser. 2018-7, Class SA, (6.20% – 1M USD LIBOR), 6.08%, due 1/20/2048	428,832	(d)(e)
421,024	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	430,589	(b)(c)
545,831	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	553,775	(b)(c)
666,037	Verus Securitization Trust, Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	677,342	(c)(f)
		26,615,114
Commercial Mortgage-Backed 6.0%
1,390,852	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.87%, due 11/15/2035	1,390,852	(c)(d)
427,259	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	437,880
	Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,141,862	(b)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	352,528	(b)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	801,580	(b)
4,349,556	Ser. 2014-GC25, Class XA, 1.14%, due 10/10/2047	120,482	(b)(e)
2,274,404	Ser. 2015-GC27, Class XA, 1.48%, due 2/10/2048	93,885	(b)(e)
550,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	605,714
520,000	Ser. 2018-C6, Class A4, 4.41%, due 11/10/2051	600,316
	Commercial Mortgage Trust
1,060,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,071,105
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,036,782
500,000	Ser. 2014-CR15, Class B, 4.84%, due 2/10/2047	545,698	(b)
5,191,902	Ser. 2014-CR16, Class XA, 1.13%, due 4/10/2047	125,699	(b)(e)
2,799,864	Ser. 2014-LC15, Class XA, 1.25%, due 4/10/2047	69,137	(b)(e)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	973,963
5,028,517	Ser. 2014-CR17, Class XA, 1.13%, due 5/10/2047	118,697	(b)(e)
3,058,797	Ser. 2014-UBS3, Class XA, 1.23%, due 6/10/2047	84,539	(b)(e)
16,733,779	Ser. 2014-CR18, Class XA, 1.16%, due 7/15/2047	450,326	(b)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$4,157,657	Ser. 2014-UBS6, Class XA, 1.03%, due 12/10/2047	$104,176	(b)(e)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	526,562
1,105,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	1,212,430
236,413	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	238,359
	CSAIL Commercial Mortgage Trust
23,856,454	Ser. 2016-C5, Class XA, 1.08%, due 11/15/2048	802,324	(b)(e)
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	386,509
1,185,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,246,605	(b)
187,107	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	188,272
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,392,208
1,050,000	Ser. 2019-C15, Class A4, 4.05%, due 3/15/2052	1,187,527
	Freddie Mac Multifamily Structured Pass Through Certificates
25,177,856	Ser. KW03, Class X1, 0.98%, due 6/25/2027	984,213	(b)(e)
63,186,000	Ser. K088, Class XAM, 0.56%, due 1/25/2029	2,078,895	(b)(e)
22,966,712	Ser. K090, Class X1, 0.85%, due 2/25/2029	1,180,004	(b)(e)
10,000,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	1,050,619	(b)(e)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	795,729	(c)
9,298,623	Ser. 2014-GC18, Class XA, 1.17%, due 1/10/2047	208,605	(b)(e)
765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	843,064
	Morgan Stanley Bank of America Merrill Lynch Trust
3,510,316	Ser. 2014-C16, Class XA, 1.14%, due 6/15/2047	80,765	(b)(e)
59,491	Ser. 2017-C34, Class A1, 2.11%, due 11/15/2052	59,592
1,000,000	Morgan Stanley Capital I Trust, Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,100,195
	UBS Commercial Mortgage Trust
83,229	Ser. 2017-C4, Class A1, 2.13%, due 10/15/2050	83,373
1,071,509	Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	1,097,937
	Wells Fargo Commercial Mortgage Trust
725,000	Ser. 2012-LC5, Class B, 4.14%, due 10/15/2045	749,127
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	547,793
670,000	Ser. 2015-NXS4, Class C, 4.86%, due 12/15/2048	727,923	(b)
225,000	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	240,799
950,000	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/2049	1,011,010
260,825	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	262,440
345,501	Ser. 2018-C46, Class A1, 3.16%, due 8/15/2051	353,358
375,000	Ser. 2018-C46, Class A4, 4.15%, due 8/15/2051	426,001
380,000	Ser. 2019-C50, Class A4, 3.47%, due 5/15/2052	412,290
510,000	Ser. 2019-C51, Class A4, 3.31%, due 6/15/2052	552,988
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,029,053
5,629,869	Ser. 2014-C25, Class XA, 0.96%, due 11/15/2047	131,559	(b)(e)
13,132,689	Ser. 2014-C22, Class XA, 0.95%, due 9/15/2057	279,302	(b)(e)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	608,883	(b)
		34,201,534
Fannie Mae 12.5%
	Pass-Through Certificates
8,543,331	2.00%, due 1/1/2051 – 5/1/2051	8,637,688
11,565,103	2.50%, due 8/1/2050 – 5/1/2051	12,018,043	(g)(h)
20,189,784	3.00%, due 10/1/2041 – 6/1/2051	21,260,597	(g)(h)
11,547,179	3.50%, due 12/1/2041 – 12/1/2049	12,443,391
11,973,835	4.00%, due 1/1/2041 – 8/1/2048	13,059,901
3,296,719	4.50%, due 4/1/2034 – 5/1/2050	3,641,209
632,809	5.00%, due 6/1/2033 – 9/1/2041	725,908
		71,786,737

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Freddie Mac 6.1%
	Pass-Through Certificates
$2,570,745	2.00%, due 12/1/2050 – 3/1/2051	$2,598,650
9,092,689	2.50%, due 7/1/2050 – 5/1/2051	9,444,784	(g)
4,529,998	3.00%, due 11/1/2046 – 3/1/2050	4,768,885
7,584,682	3.50%, due 7/1/2042 – 1/1/2050	8,157,896
7,495,538	4.00%, due 11/1/2040 – 5/1/2048	8,156,933
1,364,951	4.50%, due 6/1/2039 – 6/1/2050	1,510,575
71,431	5.00%, due 5/1/2023 – 5/1/2041	81,695
		34,719,418
Ginnie Mae 4.6%
	Pass-Through Certificates
2,819,486	2.00%, due 2/20/2051 – 5/20/2051	2,878,104	(g)
3,863,188	2.50%, due 2/20/2051 – 4/20/2051	4,017,137	(g)
2,157,390	3.50%, due 1/20/2043 – 4/20/2050	2,310,303
510,567	4.00%, due 11/20/2044 – 2/20/2050	553,626
4,930,000	2.00%, TBA, 30 Year Maturity	5,030,526	(i)
11,045,000	2.50%, TBA, 30 Year Maturity	11,480,760	(i)
		26,270,456
Uniform Mortgage-Backed Securities 5.5%
	Pass-Through Certificates
4,595,000	2.00%, TBA, 30 Year Maturity, 2.00%, due 5/13/2051	4,640,591	(i)
16,600,000	2.50%, TBA, 30 Year Maturity, 2.50%, due 5/13/2051	17,221,203	(i)
8,925,000	3.00%, TBA, 30 Year Maturity, 3.00%, due 5/13/2051	9,348,240	(i)
560,000	3.50%, TBA, 30 Year Maturity, 3.50%, due 5/13/2051	596,160	(i)
		31,806,194
	Total Mortgage-Backed Securities (Cost $225,746,140)	225,399,453
Corporate Bonds 27.3%
Aerospace & Defense 0.5%
	Boeing Co.
365,000	3.90%, due 5/1/2049	365,481
155,000	3.75%, due 2/1/2050	150,866
1,915,000	5.81%, due 5/1/2050	2,458,586	(j)
		2,974,933
Agriculture 1.3%
1,500,000	Altria Group, Inc., 3.88%, due 9/16/2046	1,421,402
	BAT Capital Corp.
1,410,000	4.91%, due 4/2/2030	1,590,108
1,630,000	3.73%, due 9/25/2040	1,521,741
1,000,000	5.28%, due 4/2/2050	1,085,649
1,960,000	BAT International Finance PLC, 1.67%, due 3/25/2026	1,950,336	(j)
		7,569,236

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Airlines 1.6%
$5,345,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	$5,733,324	(c)(j)
3,240,368	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	3,584,511	(j)
		9,317,835
Auto Manufacturers 1.5%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,809,878	(j)
	General Motors Financial Co., Inc.
1,000,000	5.10%, due 1/17/2024	1,106,040
2,230,000	3.60%, due 6/21/2030	2,370,068
	Volkswagen Group of America Finance LLC
1,620,000	2.70%, due 9/26/2022	1,669,975	(c)(j)
1,610,000	3.35%, due 5/13/2025	1,742,662	(c)(j)
		8,698,623
Banks 5.7%
	Bank of America Corp.
1,410,000	3.97%, due 3/5/2029	1,572,407	(k)
860,000	2.50%, due 2/13/2031	862,491	(k)
795,000	4.08%, due 3/20/2051	892,565	(k)
1,440,000	Barclays PLC, 2.85%, due 5/7/2026	1,516,364	(k)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	1,171,065	(c)(k)
	Citigroup, Inc.
1,300,000	3.89%, due 1/10/2028	1,446,028	(k)
695,000	3.52%, due 10/27/2028	755,836	(k)
1,070,000	2.98%, due 11/5/2030	1,114,914	(k)
1,080,000	Credit Suisse Group AG, 4.19%, due 4/1/2031	1,194,213	(c)(k)
860,000	Development Bank of Japan, Inc., 0.50%, due 3/4/2024	859,510	(c)
	Goldman Sachs Group, Inc.
2,925,000	2.62%, due 4/22/2032	2,939,273	(k)
465,000	4.02%, due 10/31/2038	525,603	(k)
550,000	5.15%, due 5/22/2045	707,022
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,482,862	(k)(l)
	JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	666,434	(k)
2,090,000	2.58%, due 4/22/2032	2,098,465	(k)
1,330,000	3.11%, due 4/22/2041	1,326,730	(k)
1,070,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	1,079,988	(k)
	Morgan Stanley
2,355,000	3.59%, due 7/22/2028	2,592,043	(j)(k)
2,455,000	2.70%, due 1/22/2031	2,509,036	(k)
1,950,000	Natwest Group PLC, 3.03%, due 11/28/2035	1,901,445	(j)(k)
	Wells Fargo & Co.
2,605,000	2.57%, due 2/11/2031	2,632,664	(j)(k)
535,000	5.01%, due 4/4/2051	694,657	(k)
		32,541,615
Beverages 0.6%
	Anheuser-Busch InBev Worldwide, Inc.
865,000	4.60%, due 4/15/2048	997,564
1,260,000	4.75%, due 4/15/2058	1,476,553
610,000	5.80%, due 1/23/2059	832,997
		3,307,114

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Computers 1.0%
$1,155,000	Apple, Inc., 4.65%, due 2/23/2046	$1,475,290
1,200,000	Dell International LLC/EMC Corp., 6.02%, due 6/15/2026	1,431,497	(c)
1,805,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	1,969,286	(c)(j)
580,000	IBM Corp., 4.25%, due 5/15/2049	680,339
		5,556,412
Diversified Financial Services 1.6%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,700,000	4.45%, due 10/1/2025	1,867,641	(j)
1,500,000	1.75%, due 1/30/2026	1,470,715
	Air Lease Corp.
1,210,000	2.30%, due 2/1/2025	1,243,581
1,000,000	3.13%, due 12/1/2030	999,831
1,595,000	Avolon Holdings Funding Ltd., 3.25%, due 2/15/2027	1,622,404	(c)(j)
2,165,000	Synchrony Financial, 2.85%, due 7/25/2022	2,217,740	(j)
		9,421,912
Electric 0.7%
600,000	Consolidated Edison Co. of New York, Inc., 3.95%, due 4/1/2050	662,822
995,000	Exelon Corp., 4.70%, due 4/15/2050	1,207,154
	Pacific Gas and Electric Co.
1,005,000	2.50%, due 2/1/2031	946,169
1,000,000	3.30%, due 8/1/2040	888,828
		3,704,973
Food 0.7%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,586,272	(c)
310,000	Kroger Co., 5.40%, due 1/15/2049	404,449
1,325,000	Sysco Corp., 6.60%, due 4/1/2050	1,971,033
		3,961,754
Healthcare - Services 0.4%
	HCA, Inc.
1,000,000	4.50%, due 2/15/2027	1,129,118
940,000	5.25%, due 6/15/2049	1,155,864
		2,284,982
Insurance 0.2%
1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	1,238,467
Media 1.2%
2,450,000	Charter Communications Operating LLC/Charter Communications Operating Capital,	2,698,168 4.80%, due 3/1/2050	(j)
1,680,000	Fox Corp., 5.58%, due 1/25/2049	2,157,179	(j)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	ViacomCBS, Inc.
$815,000	4.95%, due 1/15/2031	$957,986
1,030,000	4.20%, due 5/19/2032	1,148,558
		6,961,891
Mining 0.4%
	Anglo American Capital PLC
805,000	3.63%, due 9/11/2024	870,748	(c)
1,100,000	5.38%, due 4/1/2025	1,264,090	(c)
		2,134,838
Miscellaneous Manufacturer 0.5%
1,290,000	General Electric Capital Corp., 5.88%, due 1/14/2038	1,688,253	(j)
1,065,000	General Electric Co., 4.35%, due 5/1/2050	1,185,788
		2,874,041
Oil & Gas 1.9%
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	414,901
905,000	ConocoPhillips, 4.88%, due 10/1/2047	1,128,824	(c)
1,375,000	Exxon Mobil Corp., 3.45%, due 4/15/2051	1,403,356
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,924,129
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	1,244,800
1,305,000	3.50%, due 8/15/2029	1,246,275
470,000	4.30%, due 8/15/2039	414,643
3,265,000	Phillips 66, 1.30%, due 2/15/2026	3,248,119	(j)
		11,025,047
Pharmaceuticals 1.3%
	AbbVie, Inc.
510,000	4.05%, due 11/21/2039	569,473
1,110,000	4.70%, due 5/14/2045	1,321,386
1,405,000	4.25%, due 11/21/2049	1,591,962
	Cigna Corp.
165,000	4.80%, due 8/15/2038	199,259
750,000	3.20%, due 3/15/2040	768,824
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	624,458
1,195,000	5.05%, due 3/25/2048	1,469,482
1,025,000	Upjohn, Inc., 2.70%, due 6/22/2030	1,012,739	(c)
		7,557,583
Pipelines 2.1%
	Energy Transfer Operating L.P.
1,000,000	3.75%, due 5/15/2030	1,040,626
835,000	6.25%, due 4/15/2049	1,002,071
	Enterprise Products Operating LLC
500,000	4.25%, due 2/15/2048	539,530
1,070,000	3.20%, due 2/15/2052	985,860

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	$1,659,480	(j)
1,820,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	2,221,544
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,279,605
	Plains All American Pipeline L.P./PAA Finance Corp.
530,000	4.65%, due 10/15/2025	587,806
2,390,000	3.55%, due 12/15/2029	2,422,784	(j)
		11,739,306
Retail 0.4%
1,500,000	Home Depot, Inc., 3.30%, due 4/15/2040	1,593,141
590,000	Walmart, Inc., 3.40%, due 6/26/2023	628,428
		2,221,569
Semiconductors 1.1%
	Broadcom, Inc.
1,000,000	5.00%, due 4/15/2030	1,150,148
1,650,000	4.15%, due 11/15/2030	1,803,649	(j)
1,950,000	3.50%, due 2/15/2041	1,882,069	(c)(j)
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,624,737	(j)
		6,460,603
Software 0.6%
650,000	Fiserv, Inc., 4.40%, due 7/1/2049	758,012
	Oracle Corp.
2,145,000	2.88%, due 3/25/2031	2,180,672
465,000	4.00%, due 7/15/2046	485,620
		3,424,304
Telecommunications 2.0%
	AT&T, Inc.
106,000	4.35%, due 6/15/2045	115,554
1,271,000	4.50%, due 3/9/2048	1,394,096
1,415,000	3.65%, due 6/1/2051	1,361,003
344,000	3.55%, due 9/15/2055	316,868	(c)
2,081,000	3.65%, due 9/15/2059	1,918,945	(c)
1,590,000	British Telecommunications PLC, 3.25%, due 11/8/2029	1,676,825	(c)(j)
	T-Mobile USA, Inc.
555,000	4.38%, due 4/15/2040	615,862	(c)
1,420,000	4.50%, due 4/15/2050	1,601,490	(c)
1,620,000	Verizon Communications, Inc., 3.55%, due 3/22/2051	1,645,710
750,000	Vodafone Group PLC, 4.88%, due 6/19/2049	910,100
		11,556,453
	Total Corporate Bonds (Cost $148,683,087)	156,533,491

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 4.2%
$1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	$1,193,703	(c)
800,000	ASSURANT CLO Ltd., Ser. 2019-1A, Class A1, (3M USD LIBOR + 1.39%), 1.57%, due 1/15/2033	806,297	(c)(d)
389,175	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1M USD LIBOR + 0.72%), 0.83%, due 10/25/2035	389,211	(d)
13,268	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 0.57%, due 12/25/2033	12,568	(d)
1,550,000	CIFC Funding Ltd., Ser. 2019-5A, Class A1, (3M USD LIBOR + 1.34%), 1.52%, due 10/15/2032	1,549,344	(c)(d)
528,579	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	562,440	(c)
1,000,000	Eaton Vance CLO Ltd., Ser. 2013-1A, Class A13R, (3M USD LIBOR + 1.25%), 1.43%, due 1/15/2034	1,002,642	(c)(d)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class A1, (3M USD LIBOR + 1.37%), 1.55%, due 10/15/2032	1,906,178	(c)(d)
1,672	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1M USD LIBOR + 0.24%), 0.35%, due 5/25/2032	1,664	(d)
1,500,000	Kayne CLO 5 Ltd., Ser. 2019-5A, Class A, (3M USD LIBOR + 1.35%), 1.53%, due 7/24/2032	1,501,354	(c)(d)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class A, (3M USD LIBOR + 1.33%), 1.51%, due 1/15/2033	901,813	(c)(d)
1,438,181	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.61%, due 1/25/2068	1,441,077	(c)(d)
2,200,000	Octagon Investment Partners 44 Ltd., Ser. 2019-1A, Class A, (3M USD LIBOR + 1.30%), 1.49%, due 7/20/2032	2,200,806	(c)(d)
1,000,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.09%), 1.28%, due 4/17/2034	996,262	(c)(d)
1,021,419	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 0.80%, due 1/25/2036	1,018,775	(d)
8,946	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 0.65%, due 3/25/2035	8,594	(d)
2,200,000	Southwick Park CLO LLC, Ser. 2019-4A, Class A1, (3M USD LIBOR + 1.30%), 1.49%, due 7/20/2032	2,200,894	(c)(d)
2,000,000	TCI-Flatiron CLO Ltd., Ser. 2018-1A, Class ANR, (3M USD LIBOR + 1.06%), 1.24%, due 1/29/2032	1,994,360	(c)(d)
500,000	Thayer Park CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 1.04%), 1.23%, due 4/20/2034	497,569	(c)(d)
700,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 0.99%), 1.93%, due 4/25/2032	698,239	(c)(d)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 1.46%, due 7/20/2032	3,056,496	(c)(d)
	Total Asset-Backed Securities (Cost $23,636,613)	23,940,286
Foreign Government Securities 0.4%
2,000,000	Mexico Government International Bond, 2.66%, due 5/24/2031 (Cost $2,023,581)	1,923,380
NUMBER OF SHARES
Short-Term Investments 3.7%
Investment Companies 3.7%
21,263,008	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(m) (Cost $21,263,008)	21,263,008	(j)
	Total Investments 112.1% (Cost $636,529,772)	642,114,966
	Liabilities Less Other Assets (12.1)%	(69,057,833	)(n)
	Net Assets 100.0%	$573,057,133

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2021.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $67,849,572, which represents 11.8% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2021 and changes periodically.

(e)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2021.

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  When-issued security. Total value of all such securities at April 30, 2021, amounted to $2,544,060, which represents 0.4% of net assets of the Fund.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2021 amounted to $48,317,480, which represents 8.4% of net assets of the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, when-issued and/or delayed delivery securities with a total value of $74,478,880.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(m)  Represents 7-day effective yield as of April 30, 2021.

(n)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	30	U.S. Treasury Long Bond	$4,717,500	$(105,272)
6/2021	656	U.S. Treasury Note, 5 Year	81,303,000	(539,242)
6/2021	12	U.S. Treasury Ultra Bond	2,230,875	(1,125)
Total Long Positions			$88,251,375	$(645,639)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	79	U.S. Treasury Note, 2 Year	$(17,439,867)	$14,749
6/2021	299	U.S. Treasury Note, Ultra 10 Year	(43,518,516)	434,930
Total Short Positions			$(60,958,383)	$449,679
Total Futures				$(195,960)

At April 30, 2021, the Fund had $547,050 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2021, the average notional value for the months where the Fund had futures outstanding was $49,331,282 for long positions and $(53,687,806) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$209,706,150	$—	$209,706,150
U.S. Government Agency Securities	—	3,349,198	—	3,349,198
Mortgage-Backed Securities(a)	—	225,399,453	—	225,399,453
Corporate Bonds(a)	—	156,533,491	—	156,533,491
Asset-Backed Securities	—	23,940,286	—	23,940,286
Foreign Government Securities	—	1,923,380	—	1,923,380
Short-Term Investments	—	21,263,008	—	21,263,008
Total Investments	$—	$642,114,966	$—	$642,114,966

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$449,679	$—	$—	$449,679
Liabilities	(645,639)	—	—	(645,639)
Total	$(195,960)	$—	$—	$(195,960)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)
April 30, 2021

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 31.5%
Argentina 0.3%
$200,000	MercadoLibre, Inc., 3.13%, due 1/14/2031	$191,300
90,000	Pampa Energia SA, 7.38%, due 7/21/2023	84,150	(b)
	YPF SA
92,000	8.50%, due 3/23/2025	75,808	(c)
260,000	8.50%, due 7/28/2025	188,708	(b)
225,000	7.00%, due 12/15/2047	127,127	(b)
		667,093
Azerbaijan 1.1%
	Southern Gas Corridor CJSC
200,000	6.88%, due 3/24/2026	240,016	(b)
1,600,000	6.88%, due 3/24/2026	1,920,128	(b)(d)
		2,160,144
Bahrain 0.2%
200,000	BBK BSC, 5.50%, due 7/9/2024	211,765	(b)
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	245,479	(c)
		457,244
Brazil 2.6%
200,000	B2W Digital Luxembourg S.a.r.l., 4.38%, due 12/20/2030	197,312	(c)
200,000	Banco do Brasil SA, 9.00%, due 6/18/2024	218,602	(b)(e)(f)
200,000	Braskem Netherlands Finance BV, 8.50%, due 1/23/2081	231,000	(c)(e)
200,000	BRF SA, 4.88%, due 1/24/2030	205,372	(c)
200,000	Cemig Geracao e Transmissao SA, 9.25%, due 12/5/2024	230,700	(b)
200,000	CSN Inova Ventures, 6.75%, due 1/28/2028	217,360	(b)
327,000	CSN Resources SA, 7.63%, due 4/17/2026	351,590	(c)(d)
250,000	Embraer Netherlands Finance BV, 6.95%, due 1/17/2028	281,543	(b)
260,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	283,816	(c)
451,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	429,582	(c)(d)
296,198	MV24 Capital BV, 6.75%, due 6/1/2034	313,709	(c)
267,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	271,005	(c)(g)
200,000	NBM U.S. Holdings, Inc., 7.00%, due 5/14/2026	215,000	(b)
528,000	Petrobras Global Finance BV, 5.60%, due 1/3/2031	569,976
	Rumo Luxembourg S.a.r.l.
200,000	5.25%, due 1/10/2028	212,600	(c)
200,000	5.25%, due 1/10/2028	212,600	(b)
200,000	Simpar Europe SA, 5.20%, due 1/26/2031	201,752	(c)
213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	234,194
200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	216,000	(c)
106,000	Vale Overseas Ltd., 3.75%, due 7/8/2030	111,512
		5,205,225
Chile 1.0%
200,000	AES Gener SA, 7.13%, due 3/26/2079	211,500	(c)(e)
250,000	Celulosa Arauco y Constitucion SA, 4.20%, due 1/29/2030	270,000	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Codelco, Inc.
$238,000	3.00%, due 9/30/2029	$244,657	(c)
200,000	3.15%, due 1/14/2030	207,054	(b)
204,000	4.38%, due 2/5/2049	228,433	(c)
200,000	Empresa Nacional del Petroleo, 3.75%, due 8/5/2026	211,332	(b)
200,000	Inversiones CMPC SA, 3.00%, due 4/6/2031	198,300	(c)
200,000	Kenbourne Invest SA, 6.88%, due 11/26/2024	212,660	(b)
200,000	VTR Finance NV, 6.38%, due 7/15/2028	216,000	(c)
		1,999,936
China 3.6%
200,000	Alibaba Group Holding Ltd., 4.00%, due 12/6/2037	216,247
	China Evergrande Group
200,000	8.25%, due 3/23/2022	196,096	(b)
200,000	8.75%, due 6/28/2025	163,025	(b)
	China Minmetals Corp.
210,000	4.45%, due 5/13/2021	209,527	(b)(e)(f)
616,000	3.75%, due 11/13/2022	620,625	(b)(e)(f)
200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	225,880	(b)
200,000	Chinalco Capital Holdings Ltd., 4.25%, due 4/21/2022	202,132	(b)
200,000	CIFI Holdings Group Co. Ltd., 5.95%, due 10/20/2025	210,522	(b)
200,000	CMB Int'l Leasing Management Ltd., 1.88%, due 8/12/2025	196,581	(b)
200,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	209,119	(b)
201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	206,126	(b)(e)(f)
700,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	689,294	(b)(d)
200,000	Greenland Global Investment Ltd., 6.75%, due 6/25/2022	191,093	(b)
200,000	Haidilao Int'l Holding Ltd., 2.15%, due 1/14/2026	197,664	(b)
200,000	Huarong Finance 2017 Co. Ltd., 4.00%, due 11/7/2022	127,500	(b)(e)(f)
250,000	Huarong Finance 2019 Co. Ltd., 4.50%, due 5/29/2029	184,375	(b)
	Kaisa Group Holdings Ltd.
200,000	9.38%, due 6/30/2024	198,612	(b)
200,000	11.25%, due 4/16/2025	203,011	(b)
200,000	Lenovo Group Ltd., 5.88%, due 4/24/2025	226,690	(b)
200,000	Meituan, 3.05%, due 10/28/2030	193,818	(b)
200,000	Minmetals Bounteous Finance BVI Ltd., 3.38%, due 9/3/2024	203,196	(b)(e)(f)
200,000	Myriad Int'l Holdings, 5.50%, due 7/21/2025	227,837	(b)
201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	200,196	(b)(e)(f)
200,000	Prosus NV, 3.68%, due 1/21/2030	209,075	(c)
200,000	RKPF Overseas 2020 A Ltd., 5.20%, due 1/12/2026	199,908	(b)
207,000	Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, due 7/13/2030	200,566	(b)
321,000	Sinopec Group Overseas Development 2018 Ltd., 2.30%, due 1/8/2031	310,580	(c)
	Sunac China Holdings Ltd.
218,000	7.00%, due 7/9/2025	223,990	(b)
200,000	6.50%, due 1/26/2026	200,422	(b)
200,000	Tencent Holdings Ltd., 3.60%, due 1/19/2028	214,666	(b)
200,000	ZhongAn Online P&C Insurance Co. Ltd., 3.13%, due 7/16/2025	200,418	(b)
		7,258,791
Colombia 1.7%
	Banco de Bogota SA
200,000	6.25%, due 5/12/2026	223,200	(b)
200,000	4.38%, due 8/3/2027	212,626	(b)
200,000	Bancolombia SA, 4.63%, due 12/18/2029	201,626	(e)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Ecopetrol SA
	$700,000	7.38%, due 9/18/2043	$867,090	(d)
	400,000	5.88%, due 5/28/2045	425,644	(d)
		Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	220,992	(c)
COP	1,600,000,000	8.38%, due 11/8/2027	431,692	(c)(d)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	124,138	(c)
	$200,000	Geopark Ltd., 5.50%, due 1/17/2027	205,700	(b)
		Millicom Int'l Cellular SA
	270,000	6.25%, due 3/25/2029	301,725	(b)
	200,000	4.50%, due 4/27/2031	212,500	(b)
			3,426,933
Ghana 0.2%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	195,000	(c)
	200,000	Tullow Oil PLC, 6.25%, due 4/15/2022	196,500	(b)
			391,500
Guatemala 0.3%
	250,000	Central American Bottling Corp., 5.75%, due 1/31/2027	263,125	(c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	213,200	(c)
			476,325
Hong Kong 1.0%
	200,000	AIA Group Ltd., 3.20%, due 9/16/2040	199,063	(b)
	200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	212,265	(b)(e)(f)
	250,000	FWD Group Ltd., 5.75%, due 7/9/2024	263,809	(b)
	200,000	JMH Co. Ltd., 2.50%, due 4/9/2031	197,471	(b)
		Melco Resorts Finance Ltd.
	400,000	5.63%, due 7/17/2027	423,200	(b)
	200,000	5.75%, due 7/21/2028	215,100	(c)
	400,000	NWD MTN Ltd., 4.13%, due 7/18/2029	410,335	(b)(d)
			1,921,243
India 1.6%
	200,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	206,562	(b)
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	200,189	(c)
	200,000	Adani Ports & Special Economic Zone Ltd., 4.20%, due 8/4/2027	209,998	(c)
	200,000	Bharti Airtel Ltd., 3.25%, due 6/3/2031	195,088	(c)
	200,000	Greenko Dutch BV, 3.85%, due 3/29/2026	203,100	(c)
	200,000	JSW Steel Ltd., 5.95%, due 4/18/2024	213,927	(b)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	221,779	(b)
	200,000	Periama Holdings LLC, 5.95%, due 4/19/2026	212,856	(b)
	200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	201,338	(b)
		REC Ltd.
	208,000	3.50%, due 12/12/2024	217,515	(b)
	260,000	2.25%, due 9/1/2026	250,952	(b)
	250,000	Reliance Industries Ltd., 3.67%, due 11/30/2027	269,367	(b)
	200,000	Shriram Transport Finance Co. Ltd., 4.40%, due 3/13/2024	198,500	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	$200,000	Vedanta Resources Finance II PLC, 8.95%, due 3/11/2025	$198,200	(c)
	200,000	Vedanta Resources PLC, 7.13%, due 5/31/2023	187,300	(b)
			3,186,671
	Indonesia 0.6%
	200,000	Medco Bell Pte Ltd., 6.38%, due 1/30/2027	204,800	(b)
	200,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	217,000	(b)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	236,894	(c)
	$200,000	6.15%, due 5/21/2048	246,250	(c)
	400,000	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	336,000	(b)(d)
			1,240,944
	Israel 1.0%
	312,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	321,360	(b)(d)(e)
	75,949	Energean Israel Finance Ltd., 4.88%, due 3/30/2026	78,359	(b)
	339,684	Leviathan Bond Ltd., 6.50%, due 6/30/2027	376,802	(b)
	200,000	Mizrahi Tefahot Bank Ltd., 3.08%, due 4/7/2031	203,000	(b)(e)
		Teva Pharmaceutical Finance Netherlands III BV
	400,000	7.13%, due 1/31/2025	436,056
	550,000	3.15%, due 10/1/2026	516,450	(d)
			1,932,027
	Kazakhstan 0.8%
	200,000	Development Bank of Kazakhstan JSC, 2.95%, due 5/6/2031	198,738	(c)(g)
		KazMunayGas National Co. JSC
	200,000	5.38%, due 4/24/2030	237,453	(b)
	297,000	3.50%, due 4/14/2033	307,448	(c)
	560,000	5.75%, due 4/19/2047	672,526	(b)(d)
	200,000	Tengizchevroil Finance Co. International Ltd., 3.25%, due 8/15/2030	204,172	(c)
			1,620,337
	Korea 0.5%
	316,000	Hanwha Life Insurance Co. Ltd., 4.70%, due 4/23/2023	329,035	(c)(d)(e)(f)
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	194,592	(b)
	250,000	Shinhan Bank Co. Ltd., 4.50%, due 3/26/2028	279,698	(b)
	200,000	Shinhan Financial Group Co. Ltd., 5.88%, due 8/13/2023	215,736	(b)(e)(f)
			1,019,061
	Kuwait 0.4%
		MEGlobal Canada ULC
	200,000	5.00%, due 5/18/2025	223,750	(c)
	200,000	5.88%, due 5/18/2030	244,300	(b)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	208,500	(c)(e)(f)
			676,550
	Luxembourg 0.2%
	400,000	Altice Financing SA, 7.50%, due 5/15/2026	415,580	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Macau 0.7%
	$400,000	Sands China Ltd., 5.40%, due 8/8/2028	$453,104
	800,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	864,104	(b)
			1,317,208
Malaysia 0.1%
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	229,787	(b)
Mexico 3.3%
	275,000	America Movil SAB de CV, 3.63%, due 4/22/2029	299,271
		Banco Mercantil del Norte SA
	200,000	6.75%, due 9/27/2024	210,500	(b)(e)(f)
	200,000	7.63%, due 1/10/2028	221,500	(b)(e)(f)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	169,001	(c)
	200,000	Braskem Idesa SAPI, 7.45%, due 11/15/2029	202,600	(b)
	200,000	Cemex SAB de CV, 7.38%, due 6/5/2027	226,800	(c)
		Comision Federal de Electricidad
MXN	6,480,000	Ser. 14-2, 7.35%, due 11/25/2025	303,458
	$200,000	3.35%, due 2/9/2031	192,352	(c)
	200,000	Fresnillo PLC, 4.25%, due 10/2/2050	196,000	(c)
	400,000	Industrias Penoles SAB de CV, 4.15%, due 9/12/2029	432,056	(b)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	234,810	(b)
	258,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	271,545	(c)
		Petroleos Mexicanos
	41,000	6.88%, due 8/4/2026	44,567
MXN	32,722,700	Ser. 14-2, 7.47%, due 11/12/2026	1,425,199	(d)
	$279,000	6.84%, due 1/23/2030	286,673
	510,000	5.95%, due 1/28/2031	492,354	(d)
	249,000	6.35%, due 2/12/2048	212,180
	604,000	7.69%, due 1/23/2050	581,350
	69,000	6.95%, due 1/28/2060	61,058
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	216,800	(b)
	379,000	Total Play Telecomunicaciones SA de CV, 7.50%, due 11/12/2025	379,000	(c)
			6,659,074
Netherlands 0.1%
	239,000	Veon Holdings BV, 4.00%, due 4/9/2025	251,022	(c)
Nigeria 0.3%
		IHS Netherlands Holdco BV
	200,000	8.00%, due 9/18/2027	217,000	(c)
	200,000	8.00%, due 9/18/2027	217,003	(b)
	200,000	SEPLAT Petroleum Development Co. PLC, 7.75%, due 4/1/2026	204,500	(c)
			638,503
Oman 0.1%
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	269,382	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Panama 0.4%
		C&W Senior Financing Designated Activity Co.
	$200,000	6.88%, due 9/15/2027	$212,000	(b)
	200,000	6.88%, due 9/15/2027	212,000	(c)
	206,000	Cable Onda SA, 4.50%, due 1/30/2030	218,360	(c)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	219,600	(b)
			861,960
	Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	212,822	(c)
	Peru 1.5%
		Banco de Credito del Peru
	200,000	3.13%, due 7/1/2030	198,050	(c)(e)
	251,000	3.13%, due 7/1/2030	248,553	(b)(e)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	253,332	(c)
	$200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	203,838	(b)
	205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	207,784	(c)(h)
	225,000	Kallpa Generacion SA, 4.13%, due 8/16/2027	231,187	(b)
		Nexa Resources SA
	200,000	6.50%, due 1/18/2028	223,000	(c)
	200,000	6.50%, due 1/18/2028	223,000	(b)
	247,000	Petroleos del Peru SA, 5.63%, due 6/19/2047	254,410	(c)
	564,000	Southern Copper Corp., 6.75%, due 4/16/2040	785,825	(d)
	100,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	98,643	(c)
			2,927,622
	Qatar 0.3%
	100,000	Nakilat, Inc., 6.07%, due 12/31/2033	122,770	(b)
	200,000	Ooredoo Int'l Finance Ltd., 2.63%, due 4/8/2031	201,816	(c)
	200,000	QIB Sukuk Ltd., 3.98%, due 3/26/2024	215,027	(b)
			539,613
	Russia 0.7%
		Gazprom PJSC Via Gaz Finance PLC
	280,000	3.25%, due 2/25/2030	276,764	(c)
	200,000	3.25%, due 2/25/2030	197,688	(b)
	273,000	GTLK Europe Capital Designated Activity Co., 4.95%, due 2/18/2026	289,920	(b)
	250,000	Lukoil Securities BV, 3.88%, due 5/6/2030	262,700	(c)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	352,500	(b)(d)
			1,379,572
	Saudi Arabia 0.9%
	200,000	Arabian Centres Sukuk II Ltd., 5.63%, due 10/7/2026	206,120	(c)
	300,000	Samba Funding Ltd., 2.75%, due 10/2/2024	312,916	(b)
		Saudi Arabian Oil Co.
	700,000	4.25%, due 4/16/2039	763,274	(b)(d)
	200,000	4.38%, due 4/16/2049	219,740	(b)
	200,000	Saudi Electricity Global Sukuk Co. 4, 4.22%, due 1/27/2024	216,676	(b)
			1,718,726

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Singapore 0.5%
	$600,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	$600,228	(b)
	200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	216,608	(c)(e)
	240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	238,752	(c)(e)
			1,055,588
	South Africa 0.9%
	206,000	Eskom Holdings SOC Ltd., 6.35%, due 8/10/2028	223,510	(c)
	200,000	FirstRand Bank Ltd., 6.25%, due 4/23/2028	210,032	(b)(e)
	250,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, due 5/15/2029	294,375	(b)
		SASOL Financing USA LLC
	600,000	5.88%, due 3/27/2024	639,900
	400,000	6.50%, due 9/27/2028	443,380
			1,811,197
	Supranational 0.4%
	200,000	Africa Finance Corp., 2.88%, due 4/28/2028	198,500	(c)
	200,000	African Export-Import Bank, 3.99%, due 9/21/2029	209,509	(b)
		Banque Ouest Africaine de Developpement
	205,000	5.00%, due 7/27/2027	226,254	(c)
	200,000	4.70%, due 10/22/2031	212,950	(c)
			847,213
	Thailand 0.3%
	200,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	203,110	(b)(e)
	200,000	Krung Thai Bank PCL, 4.40%, due 3/25/2026	201,254	(b)(e)(f)
	240,000	PTTEP Treasury Center Co. Ltd., 3.90%, due 12/6/2059	240,733	(c)
			645,097
	Turkey 0.9%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	198,901	(c)
	200,000	QNB Finansbank AS, 6.88%, due 9/7/2024	211,935	(b)
	200,000	SISECAM, 6.95%, due 3/14/2026	220,533	(c)
	200,000	Turk Telekomunikasyon AS, 6.88%, due 2/28/2025	218,140	(b)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	209,112	(c)
		Turkiye Garanti Bankasi AS
	200,000	5.25%, due 9/13/2022	204,820	(b)
	200,000	5.88%, due 3/16/2023	207,020	(b)
	200,000	Turkiye Petrol Rafinerileri AS, 4.50%, due 10/18/2024	198,051	(b)
	200,000	Turkiye Vakiflar Bankasi TAO, 6.50%, due 1/8/2026	200,000	(c)
			1,868,512
	Ukraine 0.7%
	650,000	Metinvest BV, 8.50%, due 4/23/2026	718,250	(b)
	250,000	MHP SA, 7.75%, due 5/10/2024	263,780	(b)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	314,979	(b)
			1,297,009

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	United Arab Emirates 1.3%
	$200,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	$229,166	(b)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	199,464	(c)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	211,750	(c)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	209,103	(b)
	300,000	DP World Crescent Ltd., 3.88%, due 7/18/2029	319,625	(b)
	200,000	DP World PLC, 6.85%, due 7/2/2037	265,500	(b)
	200,000	EI Sukuk Co. Ltd., 1.83%, due 9/23/2025	199,741	(b)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	214,900	(b)(e)(f)
		Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	193,759	(c)
	200,000	2.94%, due 9/30/2040	195,528	(c)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	214,520	(b)
	200,000	MDGH-GMTN BV, 3.70%, due 11/7/2049	207,520	(c)
			2,660,576
	United States 0.5%
		JBS Investments II GmbH
	200,000	7.00%, due 1/15/2026	212,960	(b)
	200,000	5.75%, due 1/15/2028	211,252	(b)
IDR	8,100,000,000	JPMorgan Chase Bank N.A., 7.00%, due 9/18/2030	576,070	(b)(d)
			1,000,282
	Venezuela 0.1%
		Petroleos de Venezuela SA
	$1,347,609	6.00%, due 5/16/2024	58,621	(b)(i)
	1,631,452	6.00%, due 11/15/2026	70,968	(b)(i)
	650,000	5.38%, due 4/12/2027	28,275	(b)(i)
	784,800	5.38%, due 4/12/2027	34,139	(b)(i)
			192,003
	Zambia 0.3%
	451,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	494,973	(c)
		Total Corporate Bonds (Cost $63,126,295)	62,933,345
	Foreign Government Securities 63.3%
	Angola 0.5%
		Angolan Government International Bond
	400,000	8.00%, due 11/26/2029	402,735	(b)
	458,000	9.38%, due 5/8/2048	471,390	(b)
	200,000	9.13%, due 11/26/2049	201,989	(b)
			1,076,114
	Argentina 0.8%
		Argentine Republic Government International Bond
	550,000	1.00%, due 7/9/2029	208,455
	1,150,000	0.13%, due 7/9/2030	416,875	(j)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$291,000	0.13%, due 7/9/2035	$91,668	(j)
	530,096	0.13%, due 1/9/2038	200,912	(j)
	1,687,609	0.13%, due 7/9/2041	603,320	(j)
EUR	130,000	Provincia de Buenos Aires Government Bond, 5.38%, due 1/20/2023	60,174	(b)
			1,581,404
Armenia 0.1%
	$200,000	Armenia International Bond, 3.60%, due 2/2/2031	183,028	(b)
Azerbaijan 0.4%
	200,000	Republic of Azerbaijan International Bond, 5.13%, due 9/1/2029	222,136	(b)
		State Oil Co. of the Azerbaijan Republic
	310,000	6.95%, due 3/18/2030	383,662	(b)
	200,000	6.95%, due 3/18/2030	247,524	(b)
			853,322
Belize 0.1%
	326,594	Belize Government International Bond, 4.94%, due 2/20/2034	129,005	(b)(k)
Bermuda 0.4%
	690,000	Bermuda Government International Bond, 4.75%, due 2/15/2029	798,054	(b)
Brazil 5.1%
		Brazil Letras do Tesouro Nacional
BRL	10,337,000	2.52%, due 7/1/2021	1,891,884	(l)
BRL	25,000,000	3.29%, due 1/1/2022	4,461,760	(l)
BRL	9,000,000	5.53%, due 1/1/2024	1,365,322	(l)
	$420,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	453,604	(b)(d)
BRL	5,000,000	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, due 1/1/2023	970,057
		Brazilian Government International Bond
	$210,000	8.25%, due 1/20/2034	286,331
	290,000	5.63%, due 1/7/2041	311,138
	470,000	5.00%, due 1/27/2045	462,814
			10,202,910
Cameroon, United Republic of 0.1%
	200,000	Republic of Cameroon International Bond, 9.50%, due 11/19/2025	223,080	(b)
Chile 0.2%
		Bonos de la Tesoreria de la Republica en pesos
CLP	305,000,000	2.80%, due 10/1/2033	369,778	(b)
CLP	30,000,000	5.10%, due 7/15/2050	44,196
			413,974

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
China 4.3%
		China Government Bond
CNY	5,600,000	2.36%, due 7/2/2023	$858,455
CNY	5,000,000	2.88%, due 11/5/2023	774,698
CNY	6,000,000	3.19%, due 4/11/2024	937,754	(d)
CNY	6,200,000	1.99%, due 4/9/2025	922,678
CNY	7,500,000	3.02%, due 10/22/2025	1,161,181	(d)
CNY	2,900,000	3.12%, due 12/5/2026	450,770
CNY	10,700,000	2.85%, due 6/4/2027	1,628,626	(d)
CNY	500,000	3.28%, due 12/3/2027	77,910
CNY	2,500,000	3.13%, due 11/21/2029	384,249
CNY	2,500,000	2.68%, due 5/21/2030	369,498
CNY	3,400,000	3.27%, due 11/19/2030	529,000
CNY	250,000	3.39%, due 3/16/2050	36,474
CNY	3,200,000	3.81%, due 9/14/2050	504,484	(m)
			8,635,777
Colombia 3.0%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	115,056
	$310,000	5.63%, due 2/26/2044	351,518
	230,000	5.00%, due 6/15/2045	244,934
		Colombian TES
COP	2,359,500,000	Ser. B, 6.25%, due 11/26/2025	654,963
COP	5,382,200,000	Ser. B, 5.75%, due 11/3/2027	1,400,377	(d)
COP	2,890,600,000	Ser. B, 6.00%, due 4/28/2028	755,277
COP	1,372,000,000	Ser. B, 7.75%, due 9/18/2030	385,532
COP	4,631,200,000	Ser. B, 7.00%, due 6/30/2032	1,212,206	(d)
COP	1,444,288,624	Ser. UVR, 3.00%, due 3/25/2033	376,589	(n)
COP	1,818,400,000	Ser. B, 7.25%, due 10/18/2034	477,293
			5,973,745
Costa Rica 0.5%
		Costa Rica Government International Bond
	$200,000	6.13%, due 2/19/2031	208,500	(b)
	720,000	7.00%, due 4/4/2044	738,000	(b)
			946,500
Cote D'Ivoire 0.8%
		Ivory Coast Government International Bond
EUR	400,000	5.88%, due 10/17/2031	520,403	(b)
EUR	307,000	6.88%, due 10/17/2040	398,904	(b)
EUR	490,000	6.63%, due 3/22/2048	614,876	(b)
			1,534,183
Croatia 0.4%
		Croatia Government International Bond
EUR	110,000	1.13%, due 6/19/2029	135,569	(b)
EUR	412,000	1.50%, due 6/17/2031	516,687	(b)
EUR	100,000	1.13%, due 3/4/2033	118,755	(b)
			771,011
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Czech Republic 1.8%
		Czech Republic Government Bond
CZK	2,400,000	2.40%, due 9/17/2025	$116,653	(b)
CZK	4,060,000	1.00%, due 6/26/2026	183,955	(b)
CZK	17,860,000	2.75%, due 7/23/2029	900,023	(d)
CZK	9,100,000	0.05%, due 11/29/2029	367,586
CZK	35,240,000	0.95%, due 5/15/2030	1,529,806	(b)(d)
CZK	7,680,000	1.20%, due 3/13/2031	337,932
CZK	4,300,000	2.00%, due 10/13/2033	201,419
			3,637,374
Dominican Republic 0.6%
DOP	4,900,000	Dominican Republic Bond, 11.25%, due 2/5/2027	99,273	(b)
		Dominican Republic International Bond
DOP	2,400,000	8.90%, due 2/15/2023	43,863	(c)
	$150,000	6.40%, due 6/5/2049	163,500	(b)
	825,000	5.88%, due 1/30/2060	822,937	(b)
			1,129,573
Ecuador 0.6%
		Ecuador Government International Bond
	71,437	0.00%, due 7/31/2030	38,933	(c)
	501,680	0.50%, due 7/31/2030	418,903	(c)(j)
	180,000	0.50%, due 7/31/2030	150,300	(b)(j)
	703,326	0.50%, due 7/31/2035	478,269	(c)(j)
	139,040	0.50%, due 7/31/2040	82,730	(c)(j)
			1,169,135
Egypt 1.8%
		Egypt Government Bond
EGP	6,115,000	14.20%, due 7/7/2023	390,624
EGP	9,750,000	15.90%, due 7/2/2024	647,839
EGP	7,705,000	14.48%, due 4/6/2026	490,782
EGP	5,009,000	14.41%, due 7/7/2027	317,825
		Egypt Government International Bond
EUR	451,000	6.38%, due 4/11/2031	564,872	(b)
	$600,000	8.50%, due 1/31/2047	618,720	(b)
	200,000	8.70%, due 3/1/2049	208,180	(b)
	200,000	8.70%, due 3/1/2049	208,180	(b)
	200,000	7.50%, due 2/16/2061	185,428	(b)
			3,632,450
El Salvador 0.3%
		El Salvador Government International Bond
	150,000	7.75%, due 1/24/2023	157,125	(b)
	152,000	7.12%, due 1/20/2050	145,160	(b)
	300,000	9.50%, due 7/15/2052	339,750	(b)
			642,035

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ghana 1.0%
		Ghana Government Bond
GHS	556	24.75%, due 7/19/2021	$98
GHS	670,000	20.75%, due 3/6/2023	122,099
GHS	1,900,000	19.25%, due 12/18/2023	338,100
		Ghana Government International Bond
	$400,000	7.75%, due 4/7/2029	408,883	(b)
	200,000	7.63%, due 5/16/2029	203,296	(b)
	200,000	10.75%, due 10/14/2030	252,503	(b)
	200,000	8.63%, due 4/7/2034	206,333	(b)
	200,000	7.88%, due 2/11/2035	196,874	(b)
	205,000	8.75%, due 3/11/2061	198,350	(b)
			1,926,536
Hungary 1.9%
		Hungary Government Bond
HUF	159,870,000	3.00%, due 10/27/2027	571,320
HUF	200,110,000	6.75%, due 10/22/2028	887,952
HUF	68,190,000	3.00%, due 8/21/2030	240,326
HUF	241,510,000	3.25%, due 10/22/2031	860,452	(d)
HUF	299,940,000	2.25%, due 4/20/2033	949,003
HUF	42,220,000	3.00%, due 10/27/2038	136,495
		Hungary Government International Bond
EUR	47,000	1.75%, due 6/5/2035	59,860	(b)
EUR	50,000	1.50%, due 11/17/2050	56,372	(b)
			3,761,780
Indonesia 6.2%
		Indonesia Government International Bond
EUR	200,000	3.75%, due 6/14/2028	285,826	(b)
EUR	328,000	1.40%, due 10/30/2031	399,995
EUR	100,000	1.10%, due 3/12/2033	117,380
	$240,000	5.25%, due 1/17/2042	291,538	(b)
	370,000	5.13%, due 1/15/2045	445,279	(b)
		Indonesia Treasury Bond
IDR	2,732,000,000	7.00%, due 5/15/2022	195,200
IDR	10,400,000,000	8.38%, due 3/15/2024	779,801
IDR	264,000,000	8.13%, due 5/15/2024	19,764
IDR	12,000,000,000	6.50%, due 6/15/2025	858,525	(d)
IDR	41,000,000,000	5.50%, due 4/15/2026	2,818,051	(d)
IDR	10,300,000,000	7.00%, due 5/15/2027	749,186
IDR	3,304,000,000	6.13%, due 5/15/2028	227,199
IDR	5,175,000,000	9.00%, due 3/15/2029	413,896
IDR	17,906,000,000	6.50%, due 2/15/2031	1,240,048	(d)
IDR	5,204,000,000	8.75%, due 5/15/2031	412,547
IDR	3,500,000,000	7.50%, due 8/15/2032	253,204
IDR	7,677,000,000	6.63%, due 5/15/2033	526,986
IDR	2,344,000,000	8.38%, due 3/15/2034	179,447
IDR	11,000,000,000	7.50%, due 6/15/2035	785,817
IDR	3,683,000,000	8.25%, due 5/15/2036	279,873
IDR	1,205,000,000	7.50%, due 5/15/2038	85,254
IDR	520,000,000	8.38%, due 4/15/2039	39,850
IDR	14,100,000,000	7.50%, due 4/15/2040	1,000,226	(d)
			12,404,892

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Iraq 0.1%
	$218,750	Iraq International Bond, 5.80%, due 1/15/2028	$210,897	(b)
Israel 1.1%
ILS	6,397,930	Bank of Israel Bill – Makam, 0.00%, due 6/2/2021	1,969,397	(d)(l)
ILS	699,500	Israel Treasury Bills MOF, 0.00%, due 8/31/2021	215,125	(l)
			2,184,522
Lebanon 0.1%
		Lebanon Government International Bond
	$469,000	6.60%, due 11/27/2026	57,546	(b)(i)
	121,000	6.85%, due 5/25/2029	14,748	(i)
	33,000	6.65%, due 2/26/2030	4,043	(b)(i)
	840,000	8.25%, due 5/17/2034	100,514	(i)
			176,851
Malaysia 3.4%
	1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	1,006,830	(b)(d)
		Malaysia Government Bond
MYR	400,000	4.05%, due 9/30/2021	98,611
MYR	1,500,000	3.76%, due 4/20/2023	377,491
MYR	2,500,000	3.80%, due 8/17/2023	631,839
MYR	800,000	3.48%, due 6/14/2024	201,698
MYR	700,000	4.18%, due 7/15/2024	180,152
MYR	1,800,000	4.06%, due 9/30/2024	462,364
MYR	700,000	3.91%, due 7/15/2026	180,413
MYR	2,150,000	3.50%, due 5/31/2027	541,619
MYR	1,700,000	3.90%, due 11/16/2027	439,549
MYR	1,150,000	3.73%, due 6/15/2028	293,860
MYR	1,640,000	3.89%, due 8/15/2029	419,690
MYR	2,500,000	2.63%, due 4/15/2031	582,447
MYR	435,000	4.23%, due 6/30/2031	113,211
MYR	300,000	4.64%, due 11/7/2033	78,724
MYR	1,345,000	3.83%, due 7/5/2034	327,247
MYR	1,400,000	3.76%, due 5/22/2040	323,329
MYR	350,000	4.94%, due 9/30/2043	93,614
MYR	950,000	4.07%, due 6/15/2050	221,580
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	104,073
MYR	500,000	4.37%, due 10/31/2028	131,465
			6,809,806
Mexico 3.8%
		Mexican Bonos
MXN	24,350,000	Ser. M20, 10.00%, due 12/5/2024	1,371,110
MXN	7,140,800	Ser. M20, 7.50%, due 6/3/2027	374,183
MXN	3,740,000	Ser. M20, 8.50%, due 5/31/2029	205,664
MXN	31,610,000	Ser. M, 7.75%, due 5/29/2031	1,655,745
MXN	8,710,000	Ser. M, 7.75%, due 11/23/2034	450,042
MXN	7,970,000	Ser. M30, 8.50%, due 11/18/2038	426,179

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
MXN	10,520,000	Ser. M, 7.75%, due 11/13/2042	$516,808
MXN	3,247,100	Ser. M, 8.00%, due 11/7/2047	162,430
		Mexico Cetes
MXN	198,445,000	3.98%, due 5/20/2021	977,415	(l)
MXN	127,098,200	3.97%, due 7/1/2021	622,989	(l)
		Mexico Government International Bond
	$200,000	2.66%, due 5/24/2031	192,338
	200,000	3.77%, due 5/24/2061	178,308
	480,000	5.75%, due 10/12/2110	546,240
			7,679,451
Mongolia 0.5%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	215,535	(b)
		Mongolia Government International Bond
	300,000	5.63%, due 5/1/2023	314,999	(b)
	200,000	8.75%, due 3/9/2024	230,522	(b)
	242,000	8.75%, due 3/9/2024	279,026	(b)
			1,040,082
Nigeria 0.2%
	380,000	Nigeria Government International Bond, 9.25%, due 1/21/2049	436,149	(b)
North Macedonia 0.1%
EUR	100,000	North Macedonia Government International Bond, 1.63%, due 3/10/2028	116,239	(b)
Oman 0.3%
		Oman Government International Bond
	$415,000	6.75%, due 1/17/2048	413,763	(b)
	200,000	7.00%, due 1/25/2051	204,194	(b)
			617,957
Panama 0.2%
	400,000	Panama Government International Bond, 3.16%, due 1/23/2030	418,000
Paraguay 0.3%
	430,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	516,000	(b)
Peru 1.4%
		Peru Government Bond
PEN	258,000	5.94%, due 2/12/2029	74,113
PEN	1,347,000	6.15%, due 8/12/2032	371,414
PEN	1,660,000	5.40%, due 8/12/2034	418,133
PEN	207,000	5.35%, due 8/12/2040	48,318
		Peruvian Government International Bond
EUR	100,000	3.75%, due 3/1/2030	142,467
	$500,000	2.84%, due 6/20/2030	505,895

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
PEN	1,649,000	6.95%, due 8/12/2031	$487,573	(b)
EUR	284,000	1.25%, due 3/11/2033	325,655
PEN	699,000	5.40%, due 8/12/2034	176,069	(b)
PEN	764,000	6.90%, due 8/12/2037	214,879	(b)
			2,764,516
Philippines 0.2%
		Philippine Government International Bond
PHP	12,000,000	3.90%, due 11/26/2022	251,413
EUR	126,000	1.75%, due 4/28/2041	148,601
			400,014
Poland 1.7%
		Poland Government Bond
PLN	1,041,000	3.25%, due 7/25/2025	303,451
PLN	1,882,000	2.50%, due 7/25/2026	535,908
PLN	3,527,000	2.50%, due 7/25/2027	1,004,139	(d)
PLN	857,000	2.75%, due 4/25/2028	247,350
PLN	222,000	5.75%, due 4/25/2029	77,534
PLN	813,000	2.75%, due 10/25/2029	234,143
PLN	3,724,000	1.25%, due 10/25/2030	942,832	(d)
			3,345,357
Qatar 0.5%
		Qatar Government International Bond
	$213,000	5.10%, due 4/23/2048	269,835	(b)
	546,000	4.82%, due 3/14/2049	669,871	(b)
			939,706
Romania 2.0%
		Romania Government Bond
RON	510,000	5.85%, due 4/26/2023	133,125
RON	10,000	4.25%, due 6/28/2023	2,541
RON	875,000	4.40%, due 9/25/2023	223,887
RON	1,720,000	4.00%, due 10/25/2023	436,582
RON	1,675,000	3.65%, due 7/28/2025	426,179
RON	560,000	4.85%, due 4/22/2026	150,589
RON	810,000	3.25%, due 6/24/2026	202,960
RON	1,920,000	4.15%, due 1/26/2028	505,151
RON	965,000	3.65%, due 9/24/2031	242,910
RON	250,000	4.75%, due 10/11/2034	66,298
		Romanian Government International Bond
EUR	104,000	2.00%, due 4/14/2033	123,346	(b)
EUR	494,000	3.88%, due 10/29/2035	688,701	(b)
EUR	110,000	4.63%, due 4/3/2049	163,451	(b)
EUR	442,000	3.38%, due 1/28/2050	555,136	(b)
			3,920,856

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Russia 3.4%
		Russian Federal Bond – Obligatsyi Federal'novo Zaima
RUB	77,313,000	6.90%, due 5/23/2029	$1,030,052	(m)
RUB	262,160,000	7.25%, due 5/10/2034	3,538,180	(d)
RUB	10,839,000	7.70%, due 3/16/2039	152,770
RUB	82,865,325	Russian Federal Inflation Linked Bond, 2.50%, due 7/17/2030	1,086,959	(n)
		Russian Foreign Bond – Eurobond
	$800,000	4.38%, due 3/21/2029	896,219	(b)
	9,460	7.50%, due 3/31/2030	10,924	(b)
			6,715,104
Saudi Arabia 0.2%
	440,000	Saudi Government International Bond, 3.75%, due 1/21/2055	435,894	(b)
Senegal 0.2%
EUR	250,000	Senegal Government International Bond, 4.75%, due 3/13/2028	311,890	(b)
Serbia 0.3%
		Serbia International Bond
EUR	295,000	1.50%, due 6/26/2029	351,195	(b)
	$200,000	2.13%, due 12/1/2030	184,152	(b)
EUR	100,000	1.65%, due 3/3/2033	115,836	(b)
			651,183
South Africa 4.8%
		Republic of South Africa Government Bond
ZAR	8,686,977	10.50%, due 12/21/2026	682,787
ZAR	25,486,222	8.00%, due 1/31/2030	1,623,859	(d)
ZAR	19,656,344	8.25%, due 3/31/2032	1,193,488	(d)
ZAR	14,801,155	8.88%, due 2/28/2035	878,062
ZAR	33,562,703	8.50%, due 1/31/2037	1,876,435	(d)
ZAR	14,544,728	9.00%, due 1/31/2040	829,475
ZAR	17,481,844	8.75%, due 1/31/2044	961,670	(d)
ZAR	15,386,244	8.75%, due 2/28/2048	842,718	(d)
		Republic of South Africa Government International Bond
	$200,000	5.88%, due 6/22/2030	220,540
	273,000	5.65%, due 9/27/2047	262,427
	200,000	5.75%, due 9/30/2049	192,750
			9,564,211
Sri Lanka 0.5%
		Sri Lanka Government International Bond
	644,000	6.75%, due 4/18/2028	418,761	(b)
	203,000	7.85%, due 3/14/2029	132,405	(b)
	790,000	7.55%, due 3/28/2030	514,527	(b)
			1,065,693

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Thailand 3.8%
		Thailand Government Bond
THB	12,000,000	3.63%, due 6/16/2023	$410,451
THB	15,000,000	2.40%, due 12/17/2023	503,832
THB	8,000,000	0.75%, due 6/17/2024	257,155
THB	18,500,000	1.45%, due 12/17/2024	607,772
THB	12,500,000	0.95%, due 6/17/2025	401,933
THB	2,457,000	3.85%, due 12/12/2025	89,052
THB	26,500,000	2.13%, due 12/17/2026	893,789
THB	231,000	2.88%, due 12/17/2028	8,124
THB	12,400,000	4.88%, due 6/22/2029	497,189
THB	11,200,000	1.60%, due 12/17/2029	358,042
THB	19,500,000	3.65%, due 6/20/2031	733,736
THB	17,000,000	2.00%, due 12/17/2031	552,526
THB	2,000,000	3.78%, due 6/25/2032	75,934
THB	5,000,000	1.60%, due 6/17/2035	150,059
THB	25,184,000	1.59%, due 12/17/2035	755,319
THB	11,350,000	3.40%, due 6/17/2036	417,643
THB	25,216,000	3.30%, due 6/17/2038	915,027
THB	1,248,000	2.88%, due 6/17/2046	41,159
			7,668,742
Tunisia 0.1%
EUR	204,000	Banque Centrale de Tunisie International Bond, 6.38%, due 7/15/2026	230,736	(b)
Turkey 1.2%
		Turkey Government Bond
TRY	4,456,654	10.60%, due 2/11/2026	413,164
TRY	8,690	10.50%, due 8/11/2027	764
TRY	7,476,966	11.70%, due 11/13/2030	654,671
		Turkey Government International Bond
	$314,000	5.60%, due 11/14/2024	315,570
	200,000	6.38%, due 10/14/2025	205,000
	263,000	5.95%, due 1/15/2031	248,051
	241,000	6.00%, due 1/14/2041	210,865
		Turkiye Ihracat Kredi Bankasi AS
	200,000	8.25%, due 1/24/2024	212,450	(c)
	200,000	6.13%, due 5/3/2024	202,680	(c)
			2,463,215
Ukraine 1.2%
		Ukraine Government International Bond
	557,000	9.75%, due 11/1/2028	644,085	(b)
	300,000	6.88%, due 5/21/2029	300,348	(b)
	400,000	7.38%, due 9/25/2032	404,162	(b)
	200,000	7.25%, due 3/15/2033	200,154	(b)
	490,000	0.00%, due 5/31/2040	516,117	(b)(o)
	286,000	0.00%, due 5/31/2040	301,244	(c)(o)
	51,667	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	53,218	(c)
			2,419,328

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
United Arab Emirates 0.2%
		Abu Dhabi Government International Bond
	$200,000	3.13%, due 4/16/2030	$216,131	(b)
	200,000	2.70%, due 9/2/2070	173,136	(b)
			389,267
Uruguay 0.4%
		Uruguay Government International Bond
UYU	21,490,000	9.88%, due 6/20/2022	505,755	(b)
UYU	2,804,057	4.38%, due 12/15/2028	76,027	(n)
	$200,000	5.10%, due 6/18/2050	250,736
			832,518
Uzbekistan 0.2%
		Republic of Uzbekistan Bond
	200,000	5.38%, due 2/20/2029	223,377	(b)
	203,000	3.70%, due 11/25/2030	201,728	(b)
			425,105
Venezuela 0.0%(p)
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	93,910	(b)(i)
		Total Foreign Government Securities (Cost $125,785,849)	126,469,081
U.S. Treasury Obligations 1.1%
	2,127,100	U.S. Treasury Bill, 0.10%, due 5/20/2021 (Cost $2,126,993)	2,127,090	(l)
NUMBER OF SHARES
Short-Term Investments 2.5%
Investment Companies 2.5%
	4,839,978	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(q)	4,839,978	(d)
	213,690	State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(q)	213,690	(r)
		Total Short-Term Investments (Cost $5,053,668)	5,053,668
		Total Investments 98.4% (Cost $196,092,805)	196,583,184
		Other Assets Less Liabilities 1.6%	3,137,023	(s)
		Net Assets 100.0%	$199,720,207

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2021 amounted to $64,498,354, which represents 32.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $20,401,719, which represents 10.2% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of $45,517,854.

(e)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(f)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(g)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $469,743, which represents 0.2% of net assets of the Fund.

(h)  The security or a portion of this security is on loan at April 30, 2021. Total value of all such securities at April 30, 2021 amounted to $212,463 for the Fund (see Note A of Notes to Financial Statements).

(i)  Defaulted security.

(j)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2021.

(k)  Payment-in-kind (PIK) security.

(l)  Rate shown was the discount rate at the date of purchase.

(m)  All or a portion of this security was purchased on a delayed delivery basis.

(n)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(o)  Currently a zero coupon security; will convert to variable May 31, 2021 where it will be linked to the IMF Ukraine GDP Index.

(p)  Represents less than 0.05% of net assets of the Fund.

(q)  Represents 7-day effective yield as of April 30, 2021.

(r)  Represents investment of cash collateral received from securities lending.

(s)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$123,422,227	61.8%
Oil & Gas	13,807,897	6.9%
Banks	10,875,812	5.5%
Mining	4,490,389	2.2%
Electric	3,886,185	2.0%
Real Estate	3,527,427	1.8%
Telecommunications	3,386,538	1.7%
Pipelines	2,778,597	1.4%
Chemicals	2,435,740	1.2%
U.S. Treasury Obligations	2,127,090	1.1%
Iron—Steel	2,032,057	1.0%
Diversified Financial Services	2,011,785	1.0%
Lodging	1,955,508	1.0%
Engineering & Construction	1,882,742	0.9%
Internet	1,450,255	0.7%
Commercial Services	995,689	0.5%
Insurance	992,325	0.5%
Pharmaceuticals	952,506	0.5%
Transportation	940,661	0.5%
Media	849,940	0.4%
Multi-National	847,213	0.4%
Forest Products & Paper	702,494	0.4%
Energy—Alternate Sources	700,116	0.4%
Agriculture	687,992	0.3%
Food	637,172	0.3%
Investment Companies	519,395	0.3%
Packaging & Containers	429,582	0.2%
Retail	395,135	0.2%
Aerospace & Defense	281,543	0.1%
Cosmetics—Personal Care	271,005	0.1%
Beverages	263,125	0.1%
Building Materials	226,800	0.1%
Computers	226,690	0.1%
Housewares	220,533	0.1%
Trucking & Leasing	196,581	0.1%
Gas	122,770	0.1%
Short-Term Investments and Other Assets-Net	8,190,691	4.1%
	$199,720,207	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	2	Euro-Schatz	$269,496	$(96)
6/2021	3	U.S. Treasury Long Bond	471,750	1,538
6/2021	9	U.S. Treasury Note, 2 Year	1,986,820	(1,508)
6/2021	18	U.S. Treasury Note, 5 Year	2,230,875	(3,818)
6/2021	31	U.S. Treasury Note, 10 Year	4,092,969	(47,537)
6/2021	6	U.S. Treasury Ultra Bond	1,115,438	471
Total Long Positions			$10,167,348	$(50,950)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	9	Euro-Bobl	$(1,457,812)	$4,460
6/2021	37	Euro-Bund	(7,562,150)	64,304
6/2021	7	Euro-Buxl Bond, 30 Year	(1,699,139)	59,367
6/2021	11	Korea Bond, 10 year	(1,240,572)	9,970
6/2021	18	U.S. Long Bond	(2,830,500)	36,711
6/2021	9	U.S. Treasury Note, 5 Year	(1,115,438)	(2,268)
6/2021	35	U.S. Treasury Note, 10 Year	(4,621,094)	36,005
6/2021	1	U.S. Treasury Ultra Bond	(185,906)	(2,502)
Total Short Positions			$(20,712,611)	$206,047
Total Futures				$155,097

At April 30, 2021, the Fund has $315,124 deposited in a segregated account to cover margin requirements on open futures. For the six months ended April 30, 2021, the average notional value for the months where the Fund had futures outstanding was $6,042,428 for long positions and $(14,243,480) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2021, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,698,933	BRL	300,398	USD	JPM	5/4/2021	$12,364
275,669	BRL	47,587	USD	JPM	5/4/2021	3,161
991,167	BRL	175,568	USD	CITI	6/11/2021	6,271
2,537,098	BRL	445,285	USD	GSI	6/11/2021	20,167

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,958,752	BRL	358,483	USD	HSBC	7/2/2021	$265
2,763,716	BRL	498,425	USD	GSI	7/23/2021	6,761
314,408	USD	1,698,933	BRL	JPM	5/4/2021	1,647
51,016	USD	275,669	BRL	JPM	5/4/2021	267
362,885,051	CLP	498,756	USD	SCB	6/11/2021	11,707
82,736,152	CLP	113,577	USD	CITI	6/11/2021	2,806
1,811,435,150	CLP	2,450,700	USD	CITI	6/16/2021	97,347
691,460	USD	486,435,474	CLP	GSI	6/11/2021	7,201
5,747,136	CNH	872,980	USD	CITI	7/9/2021	10,818
1,317,667	CNH	200,151	USD	CITI	7/9/2021	2,480
189,279	CNH	28,724	USD	CITI	7/9/2021	383
838,107	USD	3,071,886,685	COP	CITI	6/16/2021	21,413
460,664	USD	1,673,824,389	COP	GSI	6/16/2021	15,661
133,357	USD	488,221,216	COP	JPM	6/16/2021	3,559
203,085	USD	745,117,904	COP	MS	6/16/2021	4,987
4,165,942	CZK	159,663	EUR	CITI	6/16/2021	1,552
29,797,090	CZK	1,137,532	EUR	GSI	6/16/2021	16,476
3,495,969	CZK	133,880	EUR	HSBC	6/16/2021	1,429
2,179,609	CZK	83,335	EUR	HSBC	6/16/2021	1,052
21,790,291	CZK	841,085	EUR	MS	6/16/2021	953
304,333	EUR	7,859,458	CZK	CITI	6/16/2021	817
206,740	EUR	247,821	USD	BNP	5/5/2021	737
193,750	EUR	227,706	USD	BB	5/5/2021	5,235
819,395	EUR	971,405	USD	CITI	5/5/2021	13,731
2,981,900	EUR	3,512,789	USD	SSB	5/5/2021	72,268
79,574	EUR	93,756	USD	SSB	5/5/2021	1,913
70,000	EUR	83,504	USD	SSB	6/3/2021	703
821,798	EUR	986,021	USD	MS	10/6/2021	5,175
1,121	EUR	403,000	HUF	CITI	6/16/2021	3
822,030	EUR	296,106,790	HUF	GSI	6/16/2021	823
117,397	EUR	42,090,469	HUF	MS	6/16/2021	777
787,946	EUR	3,568,470	PLN	HSBC	7/6/2021	7,212
110,941	EUR	502,501	PLN	MS	7/6/2021	997
3,613,909	USD	2,995,191	EUR	GSI	5/5/2021	12,873
453,178	USD	376,761	EUR	JPM	5/5/2021	208
2,410,852	USD	1,997,000	EUR	SSB	6/3/2021	8,549
338,368,274	HUF	916,088	EUR	SCB	6/16/2021	27,054
302,789,407	HUF	838,400	EUR	GSI	6/16/2021	1,783
69,408,024	HUF	188,773	EUR	SSB	6/16/2021	4,515
33,529,514	HUF	92,678	EUR	SSB	6/16/2021	394
2,373,894,369	IDR	161,977	USD	BNP	5/24/2021	1,905
1,844,162,870	IDR	126,838	USD	CITI	5/24/2021	474
495,763	USD	7,038,838,698	IDR	SCB	5/24/2021	9,836
495,031	USD	7,038,838,698	IDR	SCB	5/24/2021	9,104
485,181	USD	6,903,152,034	IDR	SCB	5/24/2021	8,621
144,770	USD	2,061,801,168	IDR	CITI	5/24/2021	2,433

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,340,235	ILS	714,827	USD	CITI	5/10/2021	$5,646
871,691	ILS	266,063	USD	CITI	5/10/2021	2,299
3,211,925	ILS	980,411	USD	GSI	5/10/2021	8,422
71,762,649	INR	953,612	USD	CITI	6/11/2021	8,359
35,892,679	INR	476,454	USD	HSBC	7/9/2021	2,663
610,537	USD	44,929,387	INR	MS	6/11/2021	8,262
903,866,432	KRW	807,572	USD	JPM	5/27/2021	949
565,150,672	KRW	502,423	USD	GSI	6/11/2021	3,104
117,383,331	KRW	104,313	USD	GSI	6/11/2021	687
5,141,548	MXN	243,612	USD	GSI	6/4/2021	9,340
2,815,407	MXN	137,216	USD	GSI	6/4/2021	1,296
4,533,434	MXN	221,279	USD	HSBC	6/4/2021	1,756
10,514,652	MXN	506,085	USD	JPM	6/4/2021	11,210
19,823,089	MXN	965,613	USD	JPM	6/4/2021	9,635
4,472,469	MXN	217,396	USD	SCB	6/4/2021	2,639
5,457,126	MXN	261,541	USD	SSB	6/4/2021	6,936
2,761,585	MXN	134,434	USD	SSB	6/4/2021	1,429
662,707	USD	13,274,369	MXN	JPM	6/4/2021	9,640
396,146	MYR	95,854	USD	JPM	5/4/2021	852
3,158,493	MYR	763,727	USD	SCB	5/17/2021	5,675
3,158,493	MYR	764,102	USD	JPM	5/17/2021	5,300
46,490,217	PHP	952,864	USD	GSI	6/1/2021	5,636
1,883,150	PLN	408,936	EUR	CITI	7/6/2021	4,474
1,883,532	PLN	409,982	EUR	CITI	7/6/2021	3,316
3,791,173	PLN	819,538	EUR	GSI	7/6/2021	13,503
793,844	PLN	173,799	EUR	HSBC	7/6/2021	186
523,273	PLN	113,723	EUR	JPM	7/6/2021	1,134
1,196,478	PLN	259,749	EUR	SSB	7/6/2021	2,931
1,112,467	RON	223,004	EUR	CITI	10/6/2021	782
3,562,693	RON	715,113	EUR	GSI	10/6/2021	1,368
990,812	RON	198,658	EUR	JPM	10/6/2021	647
2,072,906	RON	416,344	EUR	JPM	10/6/2021	476
9,611,299	RUB	122,890	USD	GSI	7/16/2021	3,694
45,049,301	RUB	590,191	USD	JPM	7/16/2021	3,122
177,726,611	RUB	2,294,090	USD	MS	7/16/2021	46,625
656,856	SGD	490,066	USD	HSBC	5/14/2021	3,513
663,737	SGD	497,017	USD	HSBC	5/14/2021	1,733
7,578,845	THB	242,209	USD	MS	6/14/2021	1,131
15,795	USD	489,758	THB	GSI	5/28/2021	68
985,187	USD	29,649,210	THB	MS	5/28/2021	33,126
142,067	USD	4,390,734	THB	GSI	6/14/2021	1,090
277,198	USD	2,347,865	TRY	BB	6/22/2021	598
13,896,226	TWD	489,528	USD	JPM	5/13/2021	8,285
26,441,409	TWD	931,363	USD	MS	5/13/2021	15,864
1,941,170	USD	53,659,749	TWD	GSI	5/10/2021	19,357
12,484,849	UAH	428,591	USD	GSI	6/22/2021	15,282

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,874,849	UAH	234,396	USD	JPM	7/22/2021	$8,082
7,117,209	UAH	243,740	USD	JPM	7/22/2021	7,287
669,064	USD	9,527,181	ZAR	GSI	5/5/2021	12,224
2,309,950	USD	33,593,249	ZAR	JPM	7/6/2021	13,549
8,106,327	ZAR	548,231	USD	GSI	5/5/2021	10,650
7,496,452	ZAR	507,935	USD	GSI	5/5/2021	8,899
7,083,995	ZAR	482,573	USD	GSI	5/5/2021	5,824
1,545,065	ZAR	101,641	USD	GSI	5/5/2021	4,882
5,104,447	ZAR	351,273	USD	GSI	5/5/2021	646
7,376,245	ZAR	480,880	USD	HSBC	5/5/2021	27,666
6,844,871	ZAR	461,008	USD	HSBC	5/5/2021	10,903
3,582,401	ZAR	242,060	USD	HSBC	5/5/2021	4,924
2,234,654	ZAR	146,847	USD	MS	5/5/2021	7,219
	Total unrealized appreciation					$865,662
1,958,752	BRL	362,490	USD	HSBC	5/4/2021	(1,899)
15,850	BRL	2,933	USD	JPM	5/4/2021	(15)
360,157	USD	1,958,752	BRL	HSBC	5/4/2021	(434)
2,803	USD	15,850	BRL	JPM	5/4/2021	(115)
642,153	USD	3,584,498	BRL	SSB	6/11/2021	(15,452)
250,131,364	CLP	359,064	USD	JPM	6/11/2021	(7,211)
447,093	USD	324,567,157	CLP	CITI	6/16/2021	(9,458)
979,284	CNH	150,742	USD	HSBC	7/9/2021	(147)
672,766,622	COP	187,646	USD	BNP	6/16/2021	(8,785)
1,741,682,813	COP	478,287	USD	GSI	6/16/2021	(15,243)
789,677,932	COP	210,890	USD	JPM	6/16/2021	(947)
826,428	EUR	21,530,921	CZK	GSI	6/16/2021	(6,533)
99,871	EUR	2,621,265	CZK	MS	6/16/2021	(1,688)
840,503	EUR	1,017,114	USD	JPM	5/5/2021	(6,600)
2,995,191	EUR	3,616,061	USD	GSI	6/3/2021	(12,978)
86,629	EUR	31,668,110	HUF	CITI	6/16/2021	(1,459)
802,894	EUR	296,440,547	HUF	CITI	6/16/2021	(23,316)
116,383	EUR	541,518	PLN	CITI	7/6/2021	(2,744)
172,445	EUR	793,282	PLN	GSI	7/6/2021	(1,668)
820,916	EUR	3,758,319	PLN	GSI	7/6/2021	(3,178)
837,959	EUR	3,825,785	PLN	HSBC	7/6/2021	(459)
139,911	USD	117,643	EUR	BB	5/5/2021	(1,528)
499,903	USD	417,077	EUR	CITI	5/5/2021	(1,537)
501,735	USD	418,624	EUR	JPM	5/5/2021	(1,566)
357,842	USD	301,481	EUR	MS	5/5/2021	(4,620)
588,928	USD	495,084	EUR	MS	5/5/2021	(6,298)
3,135,833	USD	2,668,317	EUR	SSB	5/5/2021	(72,211)
381,238	USD	317,249	EUR	SCB	6/3/2021	(399)
522,691	USD	439,285	EUR	SCB	6/3/2021	(5,750)
362,857	USD	304,276	EUR	SSB	6/3/2021	(3,174)
1,373,712,170	IDR	96,232	USD	HSBC	5/24/2021	(1,398)
97,263	USD	1,414,498,727	IDR	HSBC	5/24/2021	(387)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
140,083	USD	2,040,450,346	IDR	JPM	5/24/2021	$(780)
1,142,043	USD	16,817,950,240	IDR	CITI	7/27/2021	(8,224)
214,116	USD	699,640	ILS	GSI	5/10/2021	(1,278)
1,940,718	USD	6,399,210	ILS	GSI	5/10/2021	(29,363)
72,625,221	INR	989,242	USD	SCB	5/25/2021	(13,281)
9,432,264	INR	127,854	USD	CITI	6/11/2021	(1,415)
35,554,354	INR	481,762	USD	SSB	6/11/2021	(5,160)
491,241	USD	37,389,315	INR	SCB	7/9/2021	(7,854)
559,444,339	KRW	500,621	USD	SCB	5/21/2021	(183)
559,444,340	KRW	500,702	USD	GSI	5/21/2021	(264)
562,438,290	KRW	505,808	USD	HSBC	5/24/2021	(2,696)
8,672	USD	9,702,122	KRW	CITI	7/19/2021	(7)
97,095,561	KZT	225,149	USD	GSI	7/14/2021	(2,482)
103,253,489	KZT	239,818	USD	JPM	7/14/2021	(3,029)
200,887,463	KZT	461,651	USD	GSI	9/24/2021	(7,923)
11,573,925	MXN	575,529	USD	CITI	6/4/2021	(6,119)
59,784,597	MXN	2,951,931	USD	HSBC	6/4/2021	(10,673)
4,467,934	MXN	223,599	USD	SSB	6/4/2021	(3,787)
19,972,857	MXN	994,253	USD	GSI	7/23/2021	(17,061)
525,776	USD	10,883,352	MXN	CITI	6/4/2021	(9,659)
961,906	USD	19,610,581	MXN	GSI	6/4/2021	(2,887)
262,379	USD	5,442,697	MXN	GSI	6/4/2021	(5,389)
160,589	USD	3,475,612	MXN	GSI	6/4/2021	(10,402)
923,216	USD	19,780,362	MXN	GSI	6/4/2021	(49,930)
91,644	USD	1,887,275	MXN	HSBC	6/4/2021	(1,206)
973,088	USD	20,103,395	MXN	MS	6/4/2021	(15,950)
551,092	MYR	136,089	USD	JPM	5/4/2021	(1,558)
1,391,542	MYR	343,167	USD	JPM	5/4/2021	(3,468)
1,179,035	MYR	291,840	USD	JPM	5/4/2021	(4,018)
763,615	PEN	211,776	USD	GSI	7/16/2021	(9,924)
965,409	USD	47,604,331	PHP	GSI	6/1/2021	(16,060)
75,444	USD	3,720,394	PHP	MS	9/10/2021	(580)
3,637,251	PLN	808,260	EUR	HSBC	6/16/2021	(13,239)
5,114,126	PLN	1,137,955	EUR	HSBC	6/16/2021	(20,429)
754,160	PLN	167,781	EUR	SSB	6/16/2021	(2,978)
3,770,078	PLN	827,770	EUR	GSI	7/6/2021	(1,970)
11,041,776	PLN	2,443,617	EUR	GSI	7/6/2021	(28,944)
607,085	PLN	133,567	EUR	JPM	7/6/2021	(647)
2,943,844	RON	597,882	EUR	GSI	6/30/2021	(2,567)
68,969,598	RUB	923,941	USD	GSI	6/11/2021	(10,822)
10,266,354	RUB	135,273	USD	CITI	7/16/2021	(62)
5,204,229	THB	170,347	USD	MS	5/28/2021	(3,235)
2,705,001	THB	87,388	USD	BNP	6/14/2021	(536)
28,207,266	THB	915,359	USD	CITI	6/14/2021	(9,686)
5,256,275	THB	170,315	USD	GSI	6/14/2021	(1,548)
474,947	USD	14,884,659	THB	JPM	5/28/2021	(3,012)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
87,460	USD	2,726,397	THB	GSI	6/14/2021	$(78)
150,020	USD	4,726,687	THB	GSI	6/14/2021	(1,743)
271,214	USD	8,533,479	THB	GSI	6/14/2021	(2,777)
3,636,754	TRY	480,728	USD	BB	6/22/2021	(52,285)
3,870,415	TRY	509,929	USD	BB	6/22/2021	(53,959)
3,929,602	TRY	519,445	USD	GSI	6/22/2021	(56,502)
231,993	USD	1,981,920	TRY	GSI	5/28/2021	(4,460)
165,769	USD	1,422,941	TRY	SCB	6/22/2021	(1,867)
465,866	USD	4,003,888	TRY	BB	6/22/2021	(5,828)
27,256,218	TWD	985,046	USD	GSI	5/10/2021	(8,870)
26,383,529	TWD	961,499	USD	JPM	5/10/2021	(16,578)
4,345,867,376	VND	188,910	USD	CITI	5/28/2021	(514)
3,386,390,164	VND	147,170	USD	JPM	5/28/2021	(369)
3,555,709,672	VND	154,697	USD	JPM	5/28/2021	(555)
304,114	USD	4,440,038	ZAR	CITI	5/5/2021	(1,999)
283,480	USD	4,310,422	ZAR	CITI	5/5/2021	(13,697)
288,268	USD	4,352,103	ZAR	GSI	5/5/2021	(11,782)
672,301	USD	10,357,295	ZAR	GSI	5/5/2021	(41,770)
306,948	USD	4,551,638	ZAR	HSBC	5/5/2021	(6,859)
479,680	USD	7,190,101	ZAR	HSBC	5/5/2021	(16,032)
480,348	USD	7,217,412	ZAR	HSBC	5/5/2021	(17,248)
459,047	USD	7,187,158	ZAR	HSBC	5/5/2021	(36,462)
154,197	USD	2,333,654	ZAR	MS	5/5/2021	(6,694)
899,528	USD	13,329,886	ZAR	MS	5/5/2021	(19,485)
275,893	USD	4,194,653	ZAR	SCB	5/5/2021	(13,302)
260,052	USD	3,976,165	ZAR	SSB	5/5/2021	(14,079)
213,097	USD	3,118,515	ZAR	HSBC	7/6/2021	(82)
33,593,249	ZAR	2,328,281	USD	JPM	5/5/2021	(12,237)
Total unrealized depreciation						$(989,595)
Total net unrealized depreciation						$(123,933)

For the six months ended April 30, 2021, the average notional value for the months where the Fund had forward FX contracts outstanding was $141,950,880.

Credit default swap contracts ("credit default swaps")

At April 30, 2021, the Fund did not have any outstanding credit default swaps.

For the six months ended April 30, 2021, the average notional value for the months where the Fund had credit default swaps was $5,855,345 for buy protection.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2021, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	4,382,362	Pay	1D CETIP	2.89%	—	T/T	1/3/2022	$(8,874)	$5,513	$(3,361)
CME	BRL	5,804,000	Pay	1D CETIP	2.99%	—	T/T	1/3/2022	(11,049)	8,495	(2,554)
CME	BRL	8,248,167	Pay	1D CETIP	5.89%	—	T/T	1/3/2022	13,561	69,516	83,077
CME	BRL	3,601,775	Pay	1D CETIP	6.07%	—	T/T	1/3/2022	6,725	32,235	38,960
CME	BRL	6,166,500	Pay	1D CETIP	5.36%	—	T/T	1/2/2023	(11,087)	40,685	29,598
CME	BRL	1,114,953	Pay	1D CETIP	5.66%	—	T/T	1/2/2023	(1,741)	8,260	6,519
CME	BRL	2,048,651	Pay	1D CETIP	6.23%	—	T/T	1/2/2023	379	15,836	16,215
CME	BRL	1,792,047	Pay	1D CETIP	6.61%	—	T/T	1/2/2023	2,410	15,316	17,726
CME	BRL	2,429,009	Pay	1D CETIP	6.77%	—	T/T	1/2/2023	4,457	21,474	25,931
CME	BRL	588,077	Pay	1D CETIP	9.26%	—	T/T	1/2/2023	6,778	16,611	23,389
CME	BRL	15,892,653	Receive	1D CETIP	6.23%	—	T/T	1/2/2023	1,676	(14,951)	(13,275)
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	—	T/T	1/2/2024	(62,444)	19,295	(43,149)
CME	BRL	2,841,304	Pay	1D CETIP	4.99%	—	T/T	1/2/2024	(27,034)	4,506	(22,528)
CME	BRL	1,540,849	Pay	1D CETIP	5.72%	—	T/T	1/2/2024	(9,757)	4,555	(5,202)
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	—	T/T	1/2/2024	(20,648)	21,265	617
CME	BRL	2,433,475	Pay	1D CETIP	5.97%	—	T/T	1/2/2024	(12,562)	6,908	(5,654)
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	—	T/T	1/2/2024	(5,147)	15,144	9,997
CME	BRL	3,843,874	Pay	1D CETIP	5.65%	—	T/T	1/2/2025	(46,835)	22,017	(24,818)
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	—	T/T	1/2/2025	(9,541)	10,192	651
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	—	T/T	1/2/2025	(6,023)	10,384	4,361
CME	BRL	7,302,260	Pay	1D CETIP	7.73%	—	T/T	1/2/2025	6,621	1,549	8,170
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	(17,331)	5,728	(11,603)
CME	CLP	759,956,356	Receive	1D CLICP	1.96%	—	6M/6M	12/12/2021	(9,926)	(3,985)	(13,911)
CME	CLP	538,832,146	Pay	1D CLICP	1.36%	—	6M/6M	6/17/2025	(28,310)	1,790	(26,520)
CME	CLP	545,795,071	Pay	1D CLICP	1.16%	—	6M/6M	6/23/2025	(35,274)	1,493	(33,781)
CME	CLP	280,732,823	Pay	1D CLICP	1.63%	—	6M/6M	1/12/2026	(15,731)	1,231	(14,500)
CME	CLP	756,242,798	Pay	1D CLICP	2.26%	—	6M/6M	3/16/2026	(15,151)	171	(14,980)
CME	CLP	375,398,479	Pay	1D CLICP	2.48%	—	6M/6M	4/12/2026	(2,690)	94	(2,596)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	25,088	(1,152)	23,936
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(27,591)	35	(27,556)
CME	COP	1,742,073,468	Receive	1D IBRCOL	5.81%	—	3M/3M	4/3/2029	(17,221)	—	(17,221)
CME	COP	1,300,000,000	Receive	1D IBRCOL	5.92%	—	3M/3M	5/15/2029	(15,036)	(3,088)	(18,124)
CME	COP	550,826,000	Receive	1D IBRCOL	5.47%	—	3M/3M	3/11/2030	(992)	(817)	(1,809)
CME	COP	837,586,105	Receive	1D IBRCOL	5.45%	—	3M/3M	3/12/2030	(1,181)	(1,143)	(2,324)
CME	COP	1,075,067,725	Receive	1D IBRCOL	4.98%	—	3M/3M	4/23/2030	8,556	(260)	8,296
CME	COP	308,163,565	Receive	1D IBRCOL	4.21%	—	3M/3M	7/8/2030	7,341	(125)	7,216
LCH	CZK	54,951,235	Pay	3M PRIBOR	1.38%	3/22/2022	1Y/3M	3/22/2023	(2,762)	—	(2,762)
LCH	CZK	40,000,000	Pay	6M PRIBOR	2.07%	—	1Y/6M	9/30/2021	12,821	22,255	35,076
LCH	CZK	17,000,000	Receive	6M PRIBOR	1.58%	—	6M/1Y	1/11/2023	(8,325)	(2,907)	(11,232)
LCH	CZK	44,000,000	Receive	6M PRIBOR	1.70%	—	6M/1Y	6/18/2024	(17,157)	(27,799)	(44,956)
LCH	CZK	4,700,000	Receive	6M PRIBOR	1.64%	—	6M/1Y	6/21/2024	(1,419)	(2,820)	(4,239)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CZK	7,070,223	Receive	6M PRIBOR	1.68%	—	6M/1Y	7/17/2024	$(2,370)	$(4,055)	$(6,425)
LCH	CZK	18,349,319	Receive	6M PRIBOR	1.32%	—	6M/1Y	2/10/2026	14,569	(1,749)	12,820
LCH	CZK	20,850,000	Pay	6M PRIBOR	1.40%	11/12/2025	1Y/6M	11/12/2030	(27,494)	—	(27,494)
LCH	CZK	20,843,107	Pay	6M PRIBOR	1.38%	11/13/2025	1Y/6M	11/13/2030	(28,123)	—	(28,123)
LCH	HUF	730,000,000	Pay	6M BUBOR	1.28%	—	1Y/6M	2/18/2023	(213)	2,418	2,205
LCH	HUF	25,000,000	Pay	6M BUBOR	0.81%	—	1Y/6M	9/12/2024	(2,407)	329	(2,078)
LCH	HUF	29,494,134	Receive	6M BUBOR	1.61%	—	6M/1Y	1/8/2031	7,793	(259)	7,534
LCH	HUF	102,967,643	Receive	6M BUBOR	2.33%	—	6M/1Y	2/24/2031	6,172	(983)	5,189
LCH	HUF	82,628,917	Receive	6M BUBOR	2.39%	—	6M/1Y	3/16/2031	3,552	(566)	2,986
LCH	HUF	174,736,929	Receive	6M BUBOR	2.48%	—	6M/1Y	3/17/2031	2,894	(1,239)	1,655
LCH	HUF	71,988,567	Receive	6M BUBOR	2.39%	—	6M/1Y	4/23/2031	3,455	(100)	3,355
LCH	KRW	580,000,000	Receive	3M KORIBOR	1.40%	—	3M/3M	2/5/2031	15,982	(829)	15,153
LCH	KRW	588,000,000	Receive	3M KORIBOR	1.50%	—	3M/3M	2/19/2031	11,358	(798)	10,560
CME	MXN	3,500,000	Pay	28D TIIE	7.71%	—	28D/28D	1/21/2022	4,037	279	4,316
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	—	28D/28D	6/23/2022	14,142	165	14,307
CME	MXN	7,261,528	Pay	28D TIIE	5.55%	—	28D/28D	4/13/2023	3,568	227	3,795
CME	MXN	50,671,017	Pay	28D TIIE	5.01%	11/23/2022	28D/28D	11/22/2023	(22,806)	—	(22,806)
CME	MXN	79,767,371	Pay	28D TIIE	5.08%	2/23/2023	28D/28D	2/22/2024	(37,702)	—	(37,702)
CME	MXN	44,780,934	Pay	28D TIIE	5.47%	6/21/2023	28D/28D	6/19/2024	(18,971)	—	(18,971)
CME	MXN	5,068,693	Pay	28D TIIE	6.45%	—	28D/28D	4/1/2025	6,226	406	6,632
CME	MXN	10,964,660	Pay	28D TIIE	5.83%	—	28D/28D	4/6/2026	(5,324)	485	(4,839)
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	—	28D/28D	12/3/2026	6,610	34	6,644
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	—	28D/28D	12/28/2026	15,609	123	15,732
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	—	28D/28D	4/20/2027	21,005	178	21,183
CME	MXN	7,645,431	Receive	28D TIIE	6.92%	—	28D/28D	8/31/2029	(6,126)	(277)	(6,403)
CME	MXN	10,567,193	Receive	28D TIIE	6.82%	—	28D/28D	9/10/2029	(4,776)	(1,028)	(5,804)
LCH	PLN	2,655,221	Pay	6M WIBOR	2.21%	—	1Y/6M	11/16/2021	7,470	6,305	13,775
LCH	PLN	1,250,000	Pay	6M WIBOR	2.33%	—	1Y/6M	4/6/2022	6,185	507	6,692
LCH	PLN	4,832,047	Receive	6M WIBOR	0.65%	—	6M/1Y	2/19/2024	8,060	(1,033)	7,027
LCH	PLN	6,223,300	Receive	6M WIBOR	1.99%	—	6M/1Y	3/25/2024	(50,676)	(3,045)	(53,721)
LCH	PLN	1,331,846	Pay	6M WIBOR	0.63%	—	1Y/6M	3/26/2024	(2,796)	139	(2,657)
LCH	PLN	1,168,154	Pay	6M WIBOR	0.65%	—	1Y/6M	3/26/2024	(2,276)	128	(2,148)
LCH	PLN	2,700,694	Receive	6M WIBOR	0.64%	—	6M/1Y	6/9/2025	16,858	(3,407)	13,451
LCH	PLN	3,949,097	Receive	6M WIBOR	1.13%	—	6M/1Y	3/16/2026	13,578	(1,205)	12,373
LCH	PLN	1,200,000	Pay	6M WIBOR	1.62%	—	1Y/6M	8/16/2029	(5,307)	3,457	(1,850)
LCH	PLN	4,600,000	Pay	6M WIBOR	1.75%	—	1Y/6M	2/26/2030	(12,427)	3,291	(9,136)
LCH	PLN	2,505,817	Receive	6M WIBOR	1.00%	—	6M/1Y	6/12/2030	50,071	(5,240)	44,831
LCH	THB	33,700,000	Receive	6M THBFIX	1.00%	—	6M/6M	3/1/2026	(1,083)	(1,220)	(2,303)
LCH	THB	33,000,000	Receive	6M THBFIX	1.10%	—	6M/6M	3/10/2026	(6,258)	(1,221)	(7,479)
LCH	ZAR	10,939,070	Receive	3M JIBAR	7.54%	—	3M/3M	2/28/2030	(12,727)	(5,317)	(18,044)
	Total								$(363,094)	$308,406	$(54,688)

At April 30, 2021, the Fund had $541,071 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

(a)  Forward swap. Effective date reflects the date interest accruals will commence.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	—	T/T	1/2/2023	$32,413	$64,706	$97,119
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	—	6M/6M	5/10/2022	9,282	2,255	11,537
JPM	HUF	128,246,450	Receive	6M BUBOR	1.38%	—	6M/1Y	6/17/2021	(338)	(3,934)	(4,272)
GSI	HUF	359,014,464	Receive	6M BUBOR	1.27%	—	6M/1Y	1/10/2022	(2,719)	(2,115)	(4,834)
JPM	HUF	45,000,000	Receive	6M BUBOR	1.30%	—	6M/1Y	4/6/2022	(369)	(49)	(418)
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	—	28D/28D	9/12/2022	20,821	435	21,256
GSI	MXN	10,713,184	Pay	28D TIIE	6.21%	—	28D/28D	12/8/2025	5,452	789	6,241
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	—	28D/28D	3/5/2026	2,983	609	3,592
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	—	28D/28D	6/18/2026	724	76	800
GSI	MXN	5,000,000	Pay	28D TIIE	6.38%	—	28D/28D	9/16/2026	2,601	373	2,974
GSI	RUB	350,542,739	Pay	3M MOSPRIME	7.52%	—	1Y/3M	6/10/2021	12,201	279,964	292,165
GSI	RUB	160,000,000	Pay	3M MOSPRIME	6.29%	—	1Y/3M	12/14/2021	(939)	37,486	36,547
GSI	RUB	58,876,075	Pay	3M MOSPRIME	5.50%	1/14/2022	1Y/3M	1/14/2023	(12,284)	—	(12,284)
GSI	RUB	223,218,139	Pay	3M MOSPRIME	7.07%	—	1Y/3M	4/2/2023	5,701	3,966	9,667
	Total								$75,529	$384,561	$460,090

For the six months ended April 30, 2021, the average notional value for the months where the Fund had cross currency swaps and interest rate swaps outstanding was $23,702,826 when the Fund paid the fixed rate and $48,025,074 when the Fund received the fixed rate.

At April 30, 2021, the Fund had cash collateral of $130,000 deposited in a segregated account for Barclays Bank plc and received cash collateral of $110,000 and $440,000 from Citibank, N.A. and Goldman Sachs International, respectively, to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$62,933,345	$—	$62,933,345
Foreign Government Securities(a)	—	126,469,081	—	126,469,081
U.S. Treasury Obligations	—	2,127,090	—	2,127,090
Short-Term Investments	—	5,053,668	—	5,053,668
Total Investments	$—	$196,583,184	$—	$196,583,184

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$212,826	$—	$—	$212,826
Liabilities	(57,729)	—	—	(57,729)
Forward FX Contracts(a)
Assets	—	865,662	—	865,662
Liabilities	—	(989,595)	—	(989,595)
Swaps
Assets	—	1,053,848	—	1,053,848
Liabilities	—	(648,446)	—	(648,446)
Total	$155,097	$281,469	$—	$436,566

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)
April 30, 2021

NUMBER OF SHARES		VALUE
Common Stocks 0.4%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	$349,120	*(a)(b)
Media 0.3%
34,616	iHeartMedia, Inc., Class A	662,550	*
	Total Common Stocks (Cost $922,256)	1,011,670
PRINCIPAL AMOUNT
Loan Assignments(c) 90.3%
Aerospace & Defense 1.9%
$431,794	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	431,073	(d)
521,952	Atlantic Aviation FBO Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.87%, due 12/6/2025	521,138
1,200,000	Brown Group Holding, LLC, Term Loan B, (USD LIBOR + 2.75%), due 4/27/2028	1,193,628	(e)(f)
523,822	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.11%, due 9/21/2026	525,021
563,425	Peraton Holding Corp, Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 2/1/2028	562,721
124,688	Spirit Aerosystems, Inc., Term Loan B, (1M USD LIBOR + 5.25%), 6.00%, due 1/15/2025	125,623
	TransDigm, Inc.
164,169	Term Loan E, (1M USD LIBOR + 2.25%), 2.36%, due 5/30/2025	162,054
1,280,345	Term Loan F, (1M USD LIBOR + 2.25%), 2.36%, due 12/9/2025	1,263,764
		4,785,022
Air Transport 2.4%
1,670,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/20/2028	1,715,925
	American Airlines, Inc.
603,646	Term Loan B, (1M USD LIBOR + 2.00%), 2.11%, due 4/28/2023	580,423	(e)
655,000	Term Loan B, (1M USD LIBOR + 1.75%), 1.86%, due 6/27/2025	602,849	(e)
603,900	First Lien Term Loan, (1M USD LIBOR + 1.75%), 1.86%, due 1/29/2027	561,542
163,625	JetBlue Airways Corporation, Term Loan, (3M USD LIBOR + 5.25%), 6.25%, due 6/17/2024	167,832
230,000	Mileage Plus Holdings LLC, Term Loan B, (3M USD LIBOR + 5.25%), 6.25%, due 6/21/2027	245,279
360,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/20/2027	377,867
1,785,000	United Airlines, Inc., Term Loan B, (USD LIBOR + 3.75%), 4.50%, due 4/13/2028	1,804,760	(e)
		6,056,477
Automotive 1.6%
610,000	American Trailer World Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	603,900
363,055	Clarios Global LP, USD Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 4/30/2026	359,062
662,247	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.36%, due 12/12/2025	660,962
	First Brands
910,000	Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	913,795
230,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 9.50%, due 3/22/2028	228,850	(a)
415,703	Navistar International Corporation, First Lien Term Loan B, (1M USD LIBOR + 3.50%), 3.61%, due 11/6/2024	415,184
290,363	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 10/1/2025	283,104
134,864	TI Group Automotive Systems, L.L.C., Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 12/16/2026	134,358
381,182	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 2/5/2026	375,734
		3,974,949

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Beverage & Tobacco 0.4%
$1,125,000	Triton Water Holdings, Inc, Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 3/31/2028	$1,120,601
Building & Development 2.8%
600,000	Beacon Roofing Supply, Inc., Term Loan B, (USD LIBOR + 2.50%), due 4/23/2028	597,750	(e)(f)
1,137,962	Cornerstone Building Brands, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.36%, due 4/12/2028	1,126,582
249,503	CPG International Inc., Term Loan, (3M USD LIBOR + 2.50%), 3.25%, due 5/5/2024	248,925
578,167	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 8/21/2025	564,078
258,154	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	257,966
693,263	MI Windows and Doors, LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 12/18/2027	694,129
625,000	Potters Industries, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/14/2027	625,000	(a)
177,708	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.00%, due 2/8/2025	176,078
	Tecta America Corp.
710,000	Term Loan, (3M USD LIBOR + 4.25%), 5.00%, due 4/1/2028	704,675
235,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 9.25%, due 4/1/2029	232,650	(a)
791,025	White Cap Buyer LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	790,448
923,357	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.50%), 4.50%, due 12/19/2026	921,492
		6,939,773
Business Equipment & Services 11.4%
695,000	Adevinta ASA, Term Loan B, (USD LIBOR + 3.00%), due 4/20/2028	693,916	(e)(f)
965,000	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/4/2028	960,329
610,000	AlterDomus, Term Loan B, (2M USD LIBOR + 3.75%), 4.50%, due 2/11/2028	605,425
1,037,035	APX Group, Inc., Term Loan, (1M USD LIBOR + 4.00%, 1M USD LIBOR + 5.00%), 5.11% – 7.25%, due 12/31/2025	1,037,035	(d)
853,610	Cast and Crew Payroll, LLC, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 2/9/2026	842,939
755,000	CCRR Parent, Inc, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	756,888
923,555	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	922,087	(d)
448,175	Clear Channel Outdoor Holdings, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.65% – 3.69%, due 8/21/2026	433,735	(d)
524,825	Colorado Buyer Inc, Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.25%, due 5/1/2025	518,559
648,316	Colorado Buyer, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	630,286
528,118	Constant Contact Inc, Term Loan, (6M USD LIBOR + 4.00%), 4.75%, due 2/10/2028	526,797	(a)
765,696	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.11%, due 1/4/2026	748,330
1,017,313	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	1,018,584
798,963	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.25%), 3.36%, due 2/6/2026	794,217
743,084	Element Materials Technology Group US Holdings Inc., USD Term Loan B, (USD LIBOR + 3.50%), due 6/28/2024	728,297	(e)(f)
934,854	Endure Digital Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	924,926
1,019,708	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.36%, due 10/30/2026	1,020,136
952,613	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	954,041
610,949	Hillman Group Inc. (The), Term Loan B1, (USD LIBOR + 2.75%), due 2/24/2028	607,284	(e)(f)
684,555	Learning Care Group, Inc., First Lien Term Loan, (6M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	672,452
	Loire Finco Luxembourg S.a.r.l.
590,000	Term Loan B, (USD LIBOR + 3.75%), due 4/21/2027	584,100	(e)(f)
590,549	Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 4/21/2027	581,200

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$475,370	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 2.75%), 3.50%, due 7/31/2025	$474,775
595,000	Nielsen Consumer Inc., Term Loan B, (3M USD LIBOR + 4.00%), 4.11%, due 3/6/2028	593,637
430,000	Packaging Coordinators Midco, Inc., First Lien Term Loan, (6M USD LIBOR + 3.75%), 4.50%, due 11/30/2027	429,733
1,305,908	Prime Security Services Borrower, LLC, Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%, 1Y USD LIBOR + 2.75%), 3.50%, due 9/23/2026	1,303,374	(d)
695,000	Resideo Funding Inc., Term Loan, (3M USD LIBOR + 2.25%), 2.75%, due 2/8/2028	692,832
373,388	Service Logic Acquisition, Inc, Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 10/29/2027	372,455	(a)
661,950	Solera, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 3/3/2023	657,992
723,180	Surf Holdings, LLC, Term Loan, (3M USD LIBOR + 3.50%), 3.68%, due 3/5/2027	715,781
965,000	System One Holdings, LLC, Term Loan B, (3M USD LIBOR + 4.50%), 5.25%, due 3/2/2028	968,619	(a)
	Tech Data Corporation
323,375	Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 6/30/2025	324,183
532,325	Term Loan, (1M USD LIBOR + 5.50%), 5.61%, due 6/30/2025	533,326
726,404	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	725,191
432,551	Therma Intermediate LLC, Term Loan, (1M USD LIBOR + 4.00%), 4.75%, due 12/16/2027	432,011	(a)
676,761	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 3/2/2027	672,653
	West Corporation
477,991	Term Loan B1, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	462,323	(d)(e)
756,875	Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 10/10/2024	738,271
800,000	WEX Inc., Term Loan, (3M USD LIBOR + 2.25%), 2.43%, due 3/31/2028	796,376
834,213	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 2.86% – 2.94%, due 5/18/2025	813,883	(d)
		28,268,978
Cable & Satellite Television 1.6%
1,932,064	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.20%, due 8/14/2026	1,924,471
464,391	CSC Holdings, LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 2.61%, due 4/15/2027	461,293
364,088	Eagle Broadband Investments LLC, Term Loan, (3M USD LIBOR + 3.00%), 3.75%, due 11/12/2027	363,450
538,650	Radiate Holdco, LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	538,876
623,077	UPC Broadband Holding B.V., Term Loan B2, (1M USD LIBOR + 3.50%), 3.61%, due 1/31/2029	617,432
		3,905,522
Chemicals & Plastics 2.8%
	Aruba Investments, Inc.
595,000	Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 11/24/2027	593,328
70,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 11/24/2028	70,175
860,000	Atotech B.V., Term Loan B, (3M USD LIBOR + 2.50%), 3.00%, due 3/18/2028	853,911
	CPC Acquisition Corp.
955,000	Term Loan, (6M USD LIBOR + 3.75%), 4.50%, due 12/29/2027	954,408	(e)
95,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 12/29/2028	95,594
616,067	Diamond (BC) B.V., Term Loan, (2M USD LIBOR + 3.00%), 3.15% – 3.19%, due 9/6/2024	612,987	(d)
399,000	Illuminate Buyer, LLC, Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 6/30/2027	396,091
98,133	PQ Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 2/7/2027	98,059
	SCIH Salt Holdings Inc.
655,000	Term Loan B, (USD LIBOR + 4.00%), due 3/16/2027	652,216	(e)(f)
424,605	Term Loan B, (3M USD LIBOR + 4.50%), 5.50%, due 3/16/2027	423,119
	Solenis Holdings LLC
663,621	First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.19%, due 6/26/2025	661,338
165,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 8.69%, due 6/26/2026	164,497
910,000	Sparta U.S. HoldCo LLC, Term Loan, (USD LIBOR + 3.50%), due 5/4/2028	910,000	(e)(f)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$535,000	Tronox Finance LLC, Term Loan B, (3M USD LIBOR + 2.50%), 2.63% – 2.68%, due 3/13/2028	$529,746	(d)
		7,015,469
Clothing - Textiles 1.1%
850,000	Birkenstock GmbH & Co. KG, Term Loan B, (USD LIBOR + 3.75%), due 4/26/2028	847,348	(e)(f)
	S&S Holdings LLC
225,000	Second Lien Term Loan, (3M USD LIBOR + 8.75%), 9.25%, due 3/4/2029	215,437	(a)
555,000	Term Loan, (3M USD LIBOR + 5.00%), 5.50%, due 3/11/2028	538,006
1,111,455	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	1,066,230
		2,667,021
Conglomerate 0.3%
825,000	Spectrum Brands, Inc., Term Loan, (3M USD LIBOR + 2.00%), 2.50%, due 3/3/2028	821,395
Containers & Glass Products 2.8%
675,000	Altium Packaging LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/3/2028	667,548
805,899	Anchor Packaging Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 7/18/2026	805,899	(a)
	Berlin Packaging LLC
538,070	First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.11% – 3.21%, due 11/7/2025	530,085	(d)
545,000	Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 3/5/2028	539,038
724,442	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 3.44%, due 4/3/2024	699,087
428,925	Charter NEX US, Inc., Term Loan, (1M USD LIBOR + 4.25%), 5.00%, due 12/1/2027	430,199
622,085	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/4/2027	620,107
770,000	Klockner-Pentaplast of America, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.25%, due 2/12/2026	767,351
240,113	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 2.86%, due 2/5/2023	239,479
675,000	Spa Holdings 3 Oy, Term Loan B, (USD LIBOR + 4.00%), due 3/11/2028	673,312	(a)(e)(f)
	TricorBraun Holdings, Inc.
4,129	Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 3/3/2028	4,087
550,679	Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 3/3/2028	545,095
547,370	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	543,610
		7,064,897
Cosmetics - Toiletries 0.7%
1,695,942	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.50%, due 10/1/2026	1,695,145
Diversified Insurance 1.2%
1,307,925	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027 Hub International Limited	1,307,925
364,198	Term Loan B, (3M USD LIBOR + 3.00%), 3.15% – 3.18%, due 4/25/2025	359,157	(d)
763,172	Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 4/25/2025	761,981	(e)
631,825	Ryan Specialty Group, LLC, Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 9/1/2027	630,246
		3,059,309

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Drugs 1.4%
$795,675	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 6/2/2025	$794,131
1,198,129	Catalent Pharma Solutions Inc., Term Loan B3, (1M USD LIBOR + 2.00%), 2.50%, due 2/22/2028	1,197,626
536,782	Mallinckrodt International Finance S.A., Term Loan B, (3M USD LIBOR + 4.75%), 5.50%, due 9/24/2024	521,016
875,000	PPD, Inc., Term Loan, (1M USD LIBOR + 2.25%), 2.75%, due 1/13/2028	872,813
		3,385,586
Ecological Services & Equipment 0.3%
795,000	Denali Water Solutions, Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 3/25/2028	793,013
Electronics - Electrical 13.5%
355,000	Ahead Data Blue, LLC, Term Loan B, (3M USD LIBOR + 5.00%), 6.00%, due 10/13/2027	356,242
	Applied Systems, Inc.
1,614,579	First Lien Term Loan, (3M USD LIBOR + 2.00%, 3M USD LIBOR + 3.00%), 3.50% – 5.25%, due 9/19/2024	1,607,524	(d)(e)
529,222	Second Lien Term Loan, (3M USD LIBOR + 5.50%), 6.25%, due 9/19/2025	532,307
215,000	AQA Acquisition Holding, Inc., Term Loan, (3M USD LIBOR + 4.25%), 4.75%, due 3/3/2028	214,933
	Barracuda Networks, Inc.
485,700	First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/12/2025	484,729
155,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 10/30/2028	157,131
128,509	Buzz Merger Sub Ltd, Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 1/29/2027	128,509	(a)
433,913	Cloudera, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 3.25%, due 12/22/2027	432,016
815,000	Cologix, Inc., Term Loan B, (USD LIBOR + 3.75%), due 3/31/2028	816,695	(e)(f)
648,396	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 4/6/2026	643,131
	Epicor Software Corporation
731,325	Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/30/2027	729,826
90,000	Second Lien Term Loan, (1M USD LIBOR + 7.75%), 8.75%, due 7/31/2028	92,250
173,579	Finastra USA, Inc., First Lien Term Loan, (6M USD LIBOR + 3.50%), 4.50%, due 6/13/2024	170,434
861,004	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	862,235
712,571	Helios Software Holdings, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 3.93%, due 3/5/2028	707,227
	Hyland Software, Inc.
1,138,587	First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	1,138,940	(e)
405,309	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 7.00%, due 7/7/2025	407,672
795,000	IGT Holding IV AB, Term Loan, (USD LIBOR + 3.75%), due 3/23/2028	792,019	(a)(e)(f)
380,000	Imprivata, Inc, Term Loan, (1M USD LIBOR + 3.75%), 4.25%, due 12/1/2027	379,419
	Informatica LLC
140,000	Second Lien Term Loan, (3M USD LIBOR + 7.13%), 7.13%, due 2/25/2025	142,713	(g)
511,128	Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 2/25/2027	506,247
1,165,000	Ingram Micro Inc., Term Loan B, (USD LIBOR + 3.50%), due 3/31/2028	1,165,000	(e)(f)
	Ivanti Software, Inc.
500,000	Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	491,250
1,330,000	Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	1,321,967	(e)
	Maverick Bidco Inc
610,000	Term Loan, (USD LIBOR + 3.75%), due 4/28/2028	608,475	(e)(f)
245,000	Second Lien Term Loan, (USD LIBOR + 6.75%), due 4/28/2029	247,450	(a)(e)(f)
1,331,420	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 9/30/2024	1,330,421
600,000	Netsmart Technologies, Inc., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	600,498
	Optiv Security, Inc.
443,463	First Lien Term Loan, (6M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	431,822
280,000	Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 2/1/2025	263,200
815,356	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.12%, due 4/26/2024	812,299

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,775,000	Rackspace Technology Global, Inc., Term Loan, (3M USD LIBOR + 2.75%), 3.50%, due 2/15/2028	$1,759,664
1,025,000	RealPage, Inc, First Lien Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 4/24/2028	1,019,752
	Redstone Buyer LLC
1,290,084	Term Loan, (USD LIBOR + 4.75%), due 4/15/2028	1,276,641	(e)(f)
305,067	Second Lien Term Loan, (USD LIBOR + 4.75%), due 4/15/2029	299,347	(e)(f)
578,550	Riverbed Technology, Inc., Term Loan B, (2M USD LIBOR + 6.00%, 3M USD LIBOR + 6.00%), 7.00%, due 12/31/2025	547,291	(d)
197,000	S2P Acquisition Borrower, Inc., Term Loan, (1M USD LIBOR + 4.00%), 4.11%, due 8/14/2026	196,671
857,850	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 10/7/2027	857,138
745,000	Storable, Inc, Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 2/26/2028	738,019
	Syncsort Incorporated
800,000	First Lien Term Loan, (USD LIBOR + 7.25%), due 4/23/2028	796,288	(e)(f)
230,000	Second Lien Term Loan, (USD LIBOR + 7.25%), due 4/23/2029	227,316	(e)(f)
685,000	Thoughtworks, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.75%, due 3/23/2028	682,007
	Tibco Software Inc.
1,339,850	Term Loan B3, (1M USD LIBOR + 3.75%), 3.87%, due 6/30/2026	1,329,372
275,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 7.37%, due 3/3/2028	277,956
1,358,684	Uber Technologies, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.61%, due 2/16/2027	1,355,287	(e)
731,386	Ultimate Software Group Inc. (The), Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 5/4/2026	731,613
670,000	VM Consolidated, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.45%, due 3/19/2028	664,694
792,000	VS Buyer, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 2/28/2027	785,070
693,263	Weld North Education, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 12/21/2027	692,541
638,379	ZoomInfo LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 2/2/2026	636,981
		33,448,229
Equipment Leasing 0.4%
886,743	Avolon TLB Borrower 1 (US) LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 3.25%, due 12/1/2027	885,412
Financial Intermediaries 3.7%
1,289,319	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.61%, due 2/12/2027	1,276,026
	Asurion LLC
1,076,704	Term Loan B7, (1M USD LIBOR + 3.00%), 3.11%, due 11/3/2024	1,069,975
850,000	Term Loan B9, (1M USD LIBOR + 3.25%), 3.36%, due 7/31/2027	843,446
280,000	Second Lien Term Loan B3, (1M USD LIBOR + 5.25%), 5.36%, due 1/31/2028	283,850
508,725	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	508,725
935,000	Citadel Securities LP, Term Loan B, (1M USD LIBOR + 2.50%), 2.61%, due 2/29/2028	925,650
	Edelman Financial Center, LLC
390,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 6.86%, due 7/20/2026	389,903
891,772	Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 4/7/2028	887,429
830,000	Grosvenor Capital Management Holdings, LLP, Term Loan B, (1M USD LIBOR + 2.50%), 3.00%, due 2/24/2028	826,199
448,875	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 9/24/2027	448,175
417,491	PI US MergerCo, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.50%, due 1/3/2025	416,814
	Sedgwick Claims Management Services, Inc.
741,788	Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 9/3/2026	737,485
511,138	Term Loan B3, (1M USD LIBOR + 4.25%), 5.25%, due 9/3/2026	511,245
		9,124,922

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Food Products 0.5%
$447,750	Chobani, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 10/20/2027	$447,526
240,000	Froneri International Ltd., Second Lien Term Loan, (1M USD LIBOR + 5.75%), 5.86%, due 1/31/2028	241,951
520,000	WOOF Holdings, Inc, First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 12/21/2027	518,050
		1,207,527
Food Service 1.2%
468,556	BCPE Empire Holdings, Inc., Term Loan B, (USD LIBOR + 4.00%), due 6/11/2026	467,384	(e)(f)
988,220	US Foods, Inc., Term Loan B, (1M USD LIBOR + 1.75%), 1.86%, due 6/27/2023	976,401
858,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.61%, due 10/23/2025	847,275	(a)
	Zaxby's Operating Company LLC
520,000	First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.50%, due 12/28/2027	520,000
206,250	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 7.25%, due 12/28/2028	208,657
		3,019,717
Health Care 11.9%
890,000	ADMI Corp., Term Loan B2, (1M USD LIBOR + 2.75%), 3.25%, due 12/23/2027	882,026
	Agiliti Health, Inc.
560,357	Term Loan, (1M USD LIBOR + 2.75%), 2.88%, due 1/4/2026	554,753
334,484	Term Loan, (1M USD LIBOR + 2.75%), 3.50%, due 1/4/2026	331,975	(a)
1,442,719	Athenahealth, Inc., Term Loan B1, (3M USD LIBOR + 4.25%), 4.45%, due 2/11/2026	1,446,325
154,613	Avantor Funding, Inc., Term Loan B4, (1M USD LIBOR + 2.25%), 3.25%, due 11/8/2027	154,574
	Aveanna Healthcare, LLC
976,656	First Lien Term Loan, (3M USD LIBOR + 4.25%), 5.25%, due 3/18/2024	973,296
296,222	Term Loan B, (3M USD LIBOR + 5.50%), 6.50%, due 3/18/2024	294,986
423,926	Term Loan, (3M USD LIBOR + 6.25%), 7.25%, due 3/18/2024	423,574
	Cano Health LLC
98,189	Term Loan, (3M USD LIBOR + 4.75%, 6M USD LIBOR + 4.75%), 5.50%, due 11/19/2027	98,066	(d)
508,040	Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 11/19/2027	507,405
380,000	Curium BidCo S.a.r.l., Term Loan, (3M USD LIBOR + 4.25%), 5.00%, due 12/2/2027	379,050	(a)
755,000	DuPage Medical Group, Ltd., Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 3/12/2028	751,852
822,475	Emerald TopCo Inc, Term Loan, (3M USD LIBOR + 3.50%), 3.61%, due 7/24/2026	814,456
703,215	Ensemble RCM, LLC, Term Loan, (3M USD LIBOR + 3.75%), 3.94%, due 8/3/2026	701,077
2,413,395	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 10/10/2025	2,018,587	(e)
272,644	EyeCare Partners, LLC, Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 2/18/2027	268,999
646,700	Gentiva Health Services, Inc., Term Loan, (1M USD LIBOR + 2.75%), 2.88%, due 7/2/2025	644,812
728,130	Heartland Dental, LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 4/30/2025	717,703
855,000	Insulet Corporation, Term Loan B, (USD LIBOR + 3.25%), due 4/29/2028	856,069	(a)(e)(f)
546,003	MedAssets Software Intermediate Holdings, Inc., First Lien Term Loan, (6M USD LIBOR + 3.75%), 4.50%, due 1/28/2028	543,049
815,000	MedRisk, Inc., Term Loan B, (USD LIBOR + 3.75%), due 4/1/2028	810,583	(e)(f)
1,093,806	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 3.75%, due 6/7/2023	1,087,659
	National Mentor Holdings, Inc.
358,601	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/18/2028	358,002
11,953	Term Loan C, (3M USD LIBOR + 3.75%), 4.50%, due 2/18/2028	11,933
410,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.00%, due 2/16/2029	414,100	(a)
643,947	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 10/22/2026	640,727	(a)
1,185,000	Organon & Co, Term Loan, (USD LIBOR + 3.00%), due 4/7/2028	1,181,540	(e)(f)
401,720	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 6/30/2025	401,017
715,000	Pacific Dental Services, LLC, Term Loan, (USD LIBOR + 3.50%), due 4/20/2028	713,212	(e)(f)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$690,814	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 9/27/2024	$684,196
	Pearl Intermediate Parent LLC
251,575	First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.86%, due 2/14/2025	246,780
232,727	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 6.36%, due 2/13/2026	232,874
426,751	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.25%, due 2/14/2025	425,684
528,239	PointClickCare Technologies, Inc., Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 12/29/2027	525,598	(a)
365,000	Press Ganey Holdings, Inc., Term Loan B, (USD LIBOR + 3.75%), due 7/25/2026	364,241	(e)(f)
750,000	Project Ruby Ultimate Parent Corp., Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	744,375
435,000	Quantum Health Inc, Term Loan B, (3M USD LIBOR + 5.00%), 5.75%, due 12/22/2027	435,000	(a)
600,000	RadNet, Inc., Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 4/14/2028	596,748
869,719	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 11/16/2025	866,040
	Sound Inpatient Physicians
216,691	First Lien Term Loan, (1M USD LIBOR + 2.75%), 2.86%, due 6/27/2025	215,336
215,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 6.86%, due 6/26/2026	214,463
	Southern Veterinary Partners, LLC
302,424	Term Loan, (6M USD LIBOR + 4.00%), 5.00%, due 10/5/2027	302,236
340,000	Second Lien Term Loan, (6M USD LIBOR + 7.75%), 8.75%, due 10/5/2028	340,000	(a)
2,415,706	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	2,245,785
	Team Services Group
195,000	Term Loan, (6M USD LIBOR + 5.00%), 6.00%, due 12/20/2027	194,025	(a)
75,000	Second Lien Term Loan, (6M USD LIBOR + 9.00%), 10.00%, due 10/27/2028	74,625	(a)
	Tivity Health Inc.
100,579	Term Loan A, (1M USD LIBOR + 4.25%), 4.36%, due 3/8/2024	100,277
241,009	Term Loan B, (1M USD LIBOR + 5.25%), 5.36%, due 3/6/2026	240,037
1,419,463	Verscend Holding Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.18%, due 8/27/2025	1,418,129
		29,447,856
Health Insurance 0.4%
907,725	AmWINS Group, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 3.00%, due 2/19/2028	897,631
Home Furnishings 0.4%
507,000	Ozark Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.75%, due 12/16/2027	507,157
423,938	Weber-Stephen Products LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.00%, due 10/30/2027	423,539
		930,696
Industrial Equipment 3.3%
271,937	AI Alpine AT Bidco GmbH, Term Loan B, (3M USD LIBOR + 3.00%), 3.18% – 3.20%, due 10/31/2025	263,778	(d)
467,122	Apex Tool Group, LLC, Term Loan B, (USD LIBOR + 5.50%), due 8/1/2024	467,122	(e)(f)
850,345	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.25%, due 8/1/2025	840,141
818,518	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	814,016
366,730	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.86%, due 6/26/2026	363,510
607,794	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 3/29/2025	601,211
	Fluid-Flow Products, Inc.
378,000	Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 3/31/2028	375,637
225,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.25%, due 3/16/2029	223,875	(a)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$827,925	Gates Global LLC, Term Loan B3, (1M USD LIBOR + 2.75%), 3.50%, due 3/31/2027	$824,348
502,332	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 4.20%, due 9/30/2026	500,449	(a)
645,000	Harsco Corporation, Term Loan, (3M USD LIBOR + 2.25%), 2.75%, due 3/5/2028	639,763
365,625	Hyster-Yale Group, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 5/30/2023	362,883	(a)
665,805	Pro Mach Group, Inc., Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 3/7/2025	664,140	(d)
1,145,390	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 3/17/2027	1,135,849
		8,076,722
Leisure Goods - Activities - Movies 2.5%
353,225	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 3/1/2025	350,724
824,210	Carnival Corporation, Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	847,906
353,165	CityCenter Holdings, LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.00%, due 4/18/2024	348,927
645,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	640,621
455,488	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.61%, due 5/22/2024	439,774
738,150	Life Time Fitness Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	740,460
	Motion Finco Sarl
94,784	Term Loan B2, (3M USD LIBOR + 3.25%), 3.45%, due 11/12/2026	91,393
706,636	Term Loan B1, (3M USD LIBOR + 3.25%), 3.45%, due 11/12/2026	681,353
1,615,000	Playtika Holding Corp, Term Loan, (1M USD LIBOR + 2.75%), 2.86%, due 3/13/2028	1,605,714
363,620	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	359,075
		6,105,947
Lodging & Casinos 1.9%
718,581	Alterra Mountain Company, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 8/1/2026	720,378
253,088	Aristocrat Leisure Limited, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/19/2024	253,467
	Caesars Resort Collection, LLC
601,121	First Lien Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 12/23/2024	594,130
532,325	Term Loan B1, (1M USD LIBOR + 4.50%), 4.61%, due 7/21/2025	533,544
441,085	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	437,040
172,774	GVC Holdings (Gibraltar) Limited, USD Term Loan B3, (6M USD LIBOR + 2.00%), 3.00%, due 3/29/2024	171,910	(a)
795,899	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 2.86%, due 8/14/2024	783,810
411,061	Stars Group Holdings B.V. (The), Term Loan, (3M USD LIBOR + 3.50%), 3.70%, due 7/10/2025	411,858
233,989	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.50%, due 2/8/2027	230,425
520,000	The Enterprise Development Authority, Term Loan B, (1M USD LIBOR + 4.25%), 5.00%, due 2/18/2028	520,650	(a)
		4,657,212
Nonferrous Metals - Minerals 0.7%
625,008	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	601,833	(e)
1,143,262	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	1,095,246
		1,697,079

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Oil & Gas 3.8%
$595,000	AL NGPL Holdings, LLC, Term Loan B, (USD LIBOR + 3.75%), due 4/9/2028	$594,631	(e)(f)
487,318	BCP Raptor II, LLC, First Lien Term Loan, (1M USD LIBOR + 4.75%), 4.86%, due 11/3/2025	476,660
488,855	BCP Raptor, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	483,355
1,056,154	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	1,032,961
273,358	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 5/21/2025	266,623
264,325	Gulf Finance, LLC, Term Loan B, (1M USD LIBOR + 5.25%, 3M USD LIBOR + 5.25%), 6.25%, due 8/25/2023	225,282	(d)
1,094,909	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	1,077,511
915,835	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	906,026
1,141,526	Oryx Midstream Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 5/22/2026	1,122,976
1,651,878	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.86%, due 3/11/2026	1,602,735
433,913	RS Ivy Holdco, Inc, Term Loan, (1M USD LIBOR + 5.50%), 6.50%, due 12/23/2027	436,082	(a)
1,291,476	Traverse Midstream Partners LLC, Term Loan, (1M USD LIBOR + 5.50%), 6.50%, due 9/27/2024	1,290,262
		9,515,104
Property & Casualty Insurance 0.3%
	Alliant Holdings Intermediate, LLC
238,182	Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 5/9/2025	234,931
278,169	Term Loan B3, (1M USD LIBOR + 3.75%), 4.25%, due 10/8/2027	277,860
365,000	Term Loan B3, (USD LIBOR + 3.75%), due 11/6/2027	364,595	(e)(f)
		877,386
Publishing 0.1%
268,746	Nielsen Finance LLC, Term Loan B5, (1M USD LIBOR + 3.75%), 4.75%, due 6/4/2025	269,061
Radio & Television 0.4%
297,246	Diamond Sports Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.37%, due 8/24/2026	211,787
218,353	Terrier Media Buyer, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 12/17/2026	216,510
621,827	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 2.86%, due 3/15/2024	619,582
		1,047,879
Retailers (except food & drug) 3.1%
	CNT Holdings I Corp
515,000	Term Loan, (6M USD LIBOR + 3.75%), 4.50%, due 11/8/2027	513,795
155,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 10/16/2028	156,550
	EG America LLC
239,224	Term Loan, (3M USD LIBOR + 4.00%), 4.20%, due 2/7/2025	235,635
100,494	Second Lien Term Loan, (3M USD LIBOR + 4.00%), 4.20%, due 2/7/2025	100,243
895,000	EG Group Limited, Term Loan, (USD LIBOR + 4.25%), due 3/10/2026	888,288	(e)(f)
3,192,000	Great Outdoors Group, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	3,202,980
598,500	Les Schwab Tire Centers, Term Loan B, (6M USD LIBOR + 3.50%), 4.25%, due 11/2/2027	598,003
1,055,000	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	1,048,259
675,000	PetSmart, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/12/2028	676,350
359,989	Staples, Inc., Term Loan, (7Y USD LIBOR + 5.00%), 5.21%, due 4/16/2026	351,619
		7,771,722

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Steel 0.5%
$62,563	Apergy Corporation, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 6/3/2027	$63,775
455,066	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 9/20/2024	452,791	(a)
	TMS International Corp.
397,548	Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	396,554	(a)(d)
329,175	Term Loan B3, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	328,352	(a)(d)
		1,241,472
Surface Transport 1.4%
363,161	Avis Budget Car Rental, LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.37%, due 8/6/2027	354,689
	Hertz Corporation, (The)
415,061	Term Loan, (1M USD LIBOR + 7.25%, 3M USD LIBOR + 7.25%), 3.75% – 8.25%, due 12/31/2021	416,962	(d)
565,084	Term Loan B, (1M USD LIBOR + 2.75%), 3.50%, due 6/30/2023	566,496
793,013	Kenan Advantage Group, Inc., Term Loan B1, (1M USD LIBOR + 3.75%), 4.50%, due 3/24/2026	789,047
595,000	PAI Holdco, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 4.00%), 4.50% – 5.00%, due 10/28/2027	593,887	(d)
800,000	PODS, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2028	796,144
		3,517,225
Telecommunications 4.3%
520,000	CCI Buyer, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 12/17/2027	520,759
435,236	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.36%, due 3/15/2027	429,905
270,673	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/11/2026	269,772
991,292	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 10/2/2027	988,814
950,000	Frontier Communications Corp., Term Loan B, (1M USD LIBOR + 3.75%), 3.94% due 10/8/2027	946,038	(e)
1,633,886	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.95%, due 5/31/2025	1,397,871
	Intelsat Jackson Holdings S.A.
286,152	Term Loan, (3M USD LIBOR + 5.50%), 6.50%, due 7/13/2022	289,014
2,135,000	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	2,167,302
881,358	Iridium Satellite LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 11/4/2026	882,460
892,277	MTN Infrastructure TopCo Inc, First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	890,787
653,316	Syniverse Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/9/2023	643,667
1,230,875	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 3/9/2027	1,217,741
		10,644,130
Utilities 3.3%
580,000	APLP Holdings Limited Partnership, Term Loan B, (USD LIBOR + 3.75%), due 3/18/2028	578,915	(e)(f)
203,886	Astoria Energy LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 12/10/2027	203,929
1,480,060	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 3.69%, due 9/30/2024	1,477,514
926,911	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	853,416
795,475	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 12/13/2025	768,293
580,146	EFS Cogen Holdings I LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/1/2027	578,295
1,080,984	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	1,077,157	(d)
862,822	Kestrel Acquisition, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	783,727

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Lightstone Holdco LLC
$440,174	Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	$344,894	(e)
24,826	Term Loan C, (3M USD LIBOR + 3.75%), 4.75%, due 1/30/2024	19,452	(e)
	Lonestar II Generation Holdings LLC
586,582	Term Loan B, (1M USD LIBOR + 5.00%), 5.11%, due 4/20/2026	572,651
71,644	Term Loan C, (1M USD LIBOR + 5.00%), 5.11%, due 4/20/2026	69,942
691,087	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	678,378
190,875	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 7/8/2026	185,546
		8,192,109
	Total Loan Assignments (Cost $224,030,041)	224,128,195
Corporate Bonds 2.9%
Air Transportation 0.1%
210,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, due 6/20/2027	230,475	(h)
Auto Parts & Equipment 0.2%
355,000	Tenneco, Inc., 7.88%, due 1/15/2029	399,712	(h)
Building Materials 0.1%
230,000	Forterra Finance LLC/FRTA Finance Corp., 6.50%, due 7/15/2025	248,400	(h)
Forestry & Paper 0.2%
545,000	SpA Holdings 3 Oy, 4.88%, due 2/4/2028	548,406	(h)
Gas Distribution 0.3%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	677,723	(h)
Health Facilities 0.3%
475,000	CHS/Community Health Systems, Inc., 6.63%, due 2/15/2025	500,531	(h)
305,000	LifePoint Health, Inc., 6.75%, due 4/15/2025	324,063	(h)
		824,594
Investments & Misc. Financial Services 0.2%
414,216	Brock Holdings Notes 2022, 15.00%, due 4/24/2022	414,216	(a)(b)
Machinery 0.2%
445,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	465,862	(h)
Media Content 0.3%
149,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	152,725	(h)
195,762	iHeartCommunications, Inc., 6.38%, due 5/1/2026	208,551
365,000	Univision Communications, Inc., 5.13%, due 2/15/2025	370,931	(h)
		732,207
Packaging 0.0%(i)
90,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	92,849	(h)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Personal & Household Products 0.0%(i)
$80,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	$85,400	(h)
Real Estate Investment Trusts 0.1%
390,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	395,850	(h)
Recreation & Travel 0.1%
230,000	Royal Caribbean Cruises Ltd., 9.13%, due 6/15/2023	253,911	(h)
Specialty Retail 0.2%
415,000	eG Global Finance PLC, 8.50%, due 10/30/2025	440,410	(h)
Support - Services 0.1%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	258,079	(h)
Telecom - Wireline Integrated & Services 0.5%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	320,531	(h)
830,000	Altice France SA, 5.50%, due 1/15/2028	855,066	(h)
		1,175,597
	Total Corporate Bonds (Cost $6,918,205)	7,243,691
Asset-Backed Securities 2.4%
500,000	Anchorage Capital CLO Ltd., Ser. 2020-15A, Class E, (3M USD LIBOR + 7.50%), 7.69%, due 7/20/2031	500,944	(c)(h)
1,000,000	Ares LVIII CLO Ltd., Ser. 2020-58A, Class E, (3M USD LIBOR + 7.03%), 7.27%, due 1/15/2033	1,002,677	(c)(h)
500,000	BlueMountain CLO XXX Ltd., Ser. 2020-30A, Class E, (3M USD LIBOR + 7.73%), 7.91%, due 1/15/2033	502,552	(c)(h)
500,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.10%, due 5/15/2030	497,849	(c)(h)
700,000	Magnetite CLO Ltd., Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 5.86%, due 10/15/2031	684,194	(c)(h)
385,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.38%, due 7/25/2031	368,762	(c)(h)
1,000,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 6.43%, due 5/21/2029	998,020	(c)(h)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER2, (3M USD LIBOR + 7.00%), 7.19%, due 1/17/2032	1,250,597	(c)(h)
	Total Asset-Backed Securities (Cost $5,812,176)	5,805,595
NUMBER OF SHARES
Short-Term Investments 14.4%
Investment Companies 14.4%
35,717,082	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(j) (Cost $35,717,082)	35,717,082	(m)
	Total Investments 110.4% (Cost $273,399,760)	273,906,233
	Liabilities Less Other Assets (10.4)%	(25,803,992	)(k)(l)
	Net Assets 100.0%	$248,102,241

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Security fair valued as of April 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2021 amounted to $763,336, which represents 0.3% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2021 and changes periodically.

(d)  The stated interest rates represent the range of rates at April 30, 2021 of the underlying contracts within the Loan Assignment.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  All or a portion of this security has not settled as of April 30, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  Fixed coupon.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $12,426,519, which represents 5.0% of net assets of the Fund.

(i)  Represents less than 0.05% of net assets of the Fund.

(j)  Represents 7-day effective yield as of April 30, 2021.

(k)  As of April 30, 2021, the value of unfunded loan commitments was $2,730,807 for the Fund (see Note A of Notes to Financial Statements).

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

(m)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities and/or swaps with a total value of $35,717,082.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$210,416,934	84.7%
Luxembourg	6,929,178	2.8%
Cayman Islands	5,307,746	2.2%
United Kingdom	5,102,614	2.0%
France	3,824,177	1.6%
Canada	2,050,441	0.8%
Germany	1,313,210	0.6%
Ireland	885,412	0.4%
Sweden	792,019	0.3%
Netherlands	593,637	0.2%
Finland	548,406	0.2%
Australia	253,467	0.1%
Gibraltar	171,910	0.1%
Short-Term Investments and Other Liabilities—Net	9,913,090	4.0%
	$248,102,241	100.00%

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long (a)

Counterparty		Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	JPM	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	8,296,040	6/20/2021	0.19%	—%	3M USD LIBOR	T/3M	$(3,960)	$(1,850)	$(5,810)
	MS	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	11,686,377	6/20/2021	0.19%	—%	3M USD LIBOR	T/3M	(13,623)	(2,608)	(16,231)
	Total									$(17,583)	$(4,458)	$(22,041)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2021.

For the six months ended ended April 30, 2021, the average notional value for the months where the Fund had total return swaps outstanding was $13,601,682 for long positions.

  The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$349,120	$349,120
Other Common Stocks(a)	662,550	—	—	662,550
Total Common Stocks	662,550	—	349,120	1,011,670

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Loan Assignments
Automotive	$—	$3,746,099	$228,850	$3,974,949
Building & Development	—	6,082,123	857,650	6,939,773
Business Equipment & Services	—	25,969,096	2,299,882	28,268,978
Clothing—Textiles	—	2,451,584	215,437	2,667,021
Containers & Glass Products	—	5,585,686	1,479,211	7,064,897
Electronics—Electrical	—	32,280,251	1,167,978	33,448,229
Food Service	—	2,172,442	847,275	3,019,717
Health Care	—	25,256,687	4,191,169	29,447,856
Industrial Equipment	—	6,989,515	1,087,207	8,076,722
Lodging & Casinos	—	3,964,652	692,560	4,657,212
Oil & Gas	—	9,079,022	436,082	9,515,104
Steel	—	63,775	1,177,697	1,241,472
Other Loan Assignments(a)	—	85,806,265	—	85,806,265
Total Loan Assignments	—	209,447,197	14,680,998	224,128,195
Corporate Bonds
Investments & Misc. Financial Services	—	—	414,216	414,216
Other Corporate Bonds(a)	—	6,829,475	—	6,829,475
Total Corporate Bonds	—	6,829,475	414,216	7,243,691
Asset-Backed Securities	—	5,805,595	—	5,805,595
Short-Term Investments	—	35,717,082	—	35,717,082
Total Investments	$662,550	$257,799,349	$15,444,334	$273,906,233

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2021	Net change in unrealized appreciation/ (depreciation) from investments still held at 4/30/2021
Investments in securities:
Common Stocks(c)	$349	$—	$—	$—	$—	$—	$—	$—	$349	$—
Loan Assignments(f)	11,102	8	14	268	11,023	(3,378)	1,088	(5,444)	14,681	225
Corporate Bonds(c)	347	—	—	38	29	—	—	—	414	38
Total	$11,798	$8	$14	$306	$11,052	$(3,378)	$1,088	$(5,444)	$15,444	$263

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2021	Valuation approach	Unobservable Input(s)	Input value/ Range		Weighted average		Impact to valuation from increase in input(e)
Common Stocks	$349,120	Market Comparables	Enterprise value/EBITDA multiple(d) (EV/EBITDA)	9.0	x	9.0	x	Increase
Corporate Bonds	414,216	Market Comparables	Second Lien Quotations	$95.17		$95.17		Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(22,041)	$—	$(22,041)
Total	$—	$(22,041)	$—	$(22,041)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)
April 30, 2021

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 4.1%
Business Equipment & Services 0.1%
$2,360,776	Service Logic Acquisition, Inc, Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 10/29/2027	$2,354,874	(b)
Chemicals & Plastics 0.3%
	Solenis Holdings LLC
2,067,258	First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.19%, due 6/26/2025	2,060,147
2,455,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 8.69%, due 6/26/2026	2,447,512
		4,507,659
Containers & Glass Products 0.3%
4,899,815	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 3.44%, due 4/3/2024	4,728,321
Diversified Insurance 0.5%
7,797,325	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	7,797,325
Electrical & Electronics 0.6%
5,805,000	Ivanti Software, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	5,769,938
3,043,735	Redstone Buyer LLC, Term Loan, (USD LIBOR + 4.75%), due 4/15/2028	3,012,020	(c)(d)
		8,781,958
Health Care 0.8%
1,760,000	ADMI Corp., Term Loan B2, (1M USD LIBOR + 2.75%), 3.25%, due 12/23/2027	1,744,231
	National Mentor Holdings, Inc.
3,026,239	Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/18/2028	3,021,185
100,875	Term Loan C, (3M USD LIBOR + 3.75%), 4.50%, due 2/18/2028	100,706
8,442,433	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	7,848,592
		12,714,714
Industrial Equipment 0.3%
4,295,448	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 4.20%, due 9/30/2026	4,279,340	(b)
Leisure Goods - Activities - Movies 0.2%
2,496,138	Carnival Corporation, USD Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	2,567,901
Oil & Gas 0.1%
1,716,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 11/1/2025	1,899,046
Retailers (except food & drug) 0.8%
12,953,749	Great Outdoors Group, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	12,998,310

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Utilities 0.1%
$2,094,356	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%),	$2,086,942	(e)
	4.75%, due 11/9/2026
	Total Loan Assignments (Cost $63,711,824)	64,716,390
Corporate Bonds 86.5%
Advertising 1.4%
2,980,000	Cars.com, Inc., 6.38%, due 11/1/2028	3,113,564	(f)
2,805,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	2,878,631	(f)
	Nielsen Finance LLC/Nielsen Finance Co.
7,420,000	5.63%, due 10/1/2028	7,911,575	(f)
6,940,000	5.88%, due 10/1/2030	7,599,300	(f)
		21,503,070
Aerospace & Defense 2.7%
	Spirit AeroSystems, Inc.
3,140,000	7.50%, due 4/15/2025	3,364,604	(f)
3,155,000	4.60%, due 6/15/2028	3,084,012
	TransDigm, Inc.
4,540,000	6.38%, due 6/15/2026	4,707,412
2,810,000	7.50%, due 3/15/2027	3,010,213
20,675,000	5.50%, due 11/15/2027	21,514,405
2,545,000	4.63%, due 1/15/2029	2,508,123	(f)
3,035,000	4.88%, due 5/1/2029	2,989,475	(f)
1,130,000	Wolverine Escrow LLC, 9.00%, due 11/15/2026	1,118,203	(f)
		42,296,447
Air Transportation 3.2%
	American Airlines Group, Inc.
5,520,000	5.00%, due 6/1/2022	5,478,600	(f)(g)
6,535,000	3.75%, due 3/1/2025	5,742,631	(f)(g)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
7,550,000	5.50%, due 4/20/2026	7,927,500	(f)
6,150,000	5.75%, due 4/20/2029	6,589,725	(f)
4,430,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	5,203,588
669,645	United Airlines Pass Through Trust, Ser. 2020-1, Class B, 4.88%, due 1/15/2026	699,313
	United Airlines, Inc.
11,740,000	4.38%, due 4/15/2026	12,182,833	(f)
2,245,000	4.63%, due 4/15/2029	2,333,004	(f)
	United Continental Holdings, Inc.
2,070,000	5.00%, due 2/1/2024	2,126,697	(g)
2,070,000	4.88%, due 1/15/2025	2,099,756	(g)
		50,383,647

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Loans 0.5%
	Ford Motor Credit Co. LLC
$2,995,000	5.13%, due 6/16/2025	$3,271,738
4,280,000	5.11%, due 5/3/2029	4,674,616
		7,946,354
Auto Parts & Equipment 1.9%
	American Axle & Manufacturing, Inc.
750,000	6.50%, due 4/1/2027	792,188	(g)
2,640,000	6.88%, due 7/1/2028	2,821,500	(g)
3,795,000	Clarios Global L.P./Clarios U.S. Finance Co., 8.50%, due 5/15/2027	4,098,600	(f)
4,085,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	4,314,781	(f)
	Goodyear Tire & Rubber Co.
4,540,000	9.50%, due 5/31/2025	5,118,850
2,670,000	5.00%, due 5/31/2026	2,740,087
4,160,000	5.25%, due 4/30/2031	4,192,032
3,530,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, due 5/15/2026	3,744,227	(f)
2,130,000	Tenneco, Inc., 7.88%, due 1/15/2029	2,398,274	(f)
		30,220,539
Automakers 1.3%
	Ford Motor Co.
1,990,000	9.00%, due 4/22/2025	2,430,288
5,360,000	9.63%, due 4/22/2030	7,517,400
2,502,000	7.45%, due 7/16/2031	3,218,197
3,965,000	4.75%, due 1/15/2043	3,998,108
2,210,000	5.29%, due 12/8/2046	2,326,909
		19,490,902
Beverage 0.5%
7,500,000	Triton Water Holdings, Inc., 6.25%, due 4/1/2029	7,593,750	(f)
Brokerage 0.3%
	LPL Holdings, Inc.
2,540,000	4.63%, due 11/15/2027	2,647,950	(f)
2,485,000	4.00%, due 3/15/2029	2,485,000	(f)
		5,132,950
Building & Construction 0.2%
	Shea Homes L.P./Shea Homes Funding Corp.
1,965,000	4.75%, due 2/15/2028	1,999,387	(f)
1,635,000	4.75%, due 4/1/2029	1,652,086	(f)
		3,651,473
Building Materials 0.6%
2,835,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	3,023,046	(f)
1,855,000	Forterra Finance LLC/FRTA Finance Corp., 6.50%, due 7/15/2025	2,003,400	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Jeld-Wen, Inc.
$1,485,000	4.63%, due 12/15/2025	$1,514,700	(f)
2,735,000	4.88%, due 12/15/2027	2,858,075	(f)
		9,399,221
Cable & Satellite Television 3.4%
7,415,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, due 2/1/2028	7,748,675	(f)
	CSC Holdings LLC
3,140,000	7.50%, due 4/1/2028	3,457,925	(f)
12,850,000	5.75%, due 1/15/2030	13,661,156	(f)
3,305,000	4.63%, due 12/1/2030	3,230,638	(f)
2,070,000	5.00%, due 11/15/2031	2,073,881	(f)(h)
5,800,000	DISH DBS Corp., 7.38%, due 7/1/2028	6,263,565
7,225,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	7,521,658	(f)
2,125,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	2,118,795	(f)
7,045,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	7,131,372	(f)
		53,207,665
Chemicals 2.0%
3,555,000	Hexion, Inc., 7.88%, due 7/15/2027	3,826,798	(f)
1,530,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	1,713,600	(f)
4,280,000	Nouryon Holding BV, 8.00%, due 10/1/2026	4,547,928	(f)(g)
	NOVA Chemicals Corp.
4,250,000	4.88%, due 6/1/2024	4,480,605	(f)
4,110,000	5.25%, due 6/1/2027	4,366,875	(f)
	SCIH Salt Holdings, Inc.
2,745,000	4.88%, due 5/1/2028	2,738,137	(f)
4,615,000	6.63%, due 5/1/2029	4,540,006	(f)
1,215,000	TPC Group, Inc., 10.50%, due 8/1/2024	1,136,025	(f)
3,900,000	Tronox, Inc., 4.63%, due 3/15/2029	3,982,875	(f)
		31,332,849
Consumer - Commercial Lease Financing 1.6%
3,377,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	3,596,505	(f)(i)
15,741,598	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	15,741,598	(f)(j)
	Springleaf Finance Corp.
2,935,000	8.88%, due 6/1/2025	3,246,843
2,685,000	7.13%, due 3/15/2026	3,138,094
		25,723,040
Diversified Capital Goods 0.4%
6,065,000	Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, due 2/15/2023	6,032,249	(f)
Electric - Generation 2.2%
	Calpine Corp.
9,725,000	4.50%, due 2/15/2028	9,829,058	(f)
5,515,000	5.13%, due 3/15/2028	5,605,005	(f)
8,805,000	4.63%, due 2/1/2029	8,672,925	(f)
4,409,000	5.00%, due 2/1/2031	4,342,865	(f)
6,395,000	NRG Energy, Inc., 3.63%, due 2/15/2031	6,265,203	(f)
		34,715,056

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Electric - Integrated 0.7%
$3,650,000	FirstEnergy Corp., Ser. C, 5.35%, due 7/15/2047	$4,234,000
	Talen Energy Supply LLC
2,170,000	10.50%, due 1/15/2026	1,994,447	(f)
2,410,000	7.25%, due 5/15/2027	2,476,275	(f)
605,000	6.63%, due 1/15/2028	608,025	(f)
890,000	7.63%, due 6/1/2028	922,529	(f)
		10,235,276
Electronics 0.2%
3,160,000	ON Semiconductor Corp., 3.88%, due 9/1/2028	3,252,822	(f)
Energy - Exploration & Production 3.7%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5,865,000	7.00%, due 11/1/2026	5,938,312	(f)
2,324,000	9.00%, due 11/1/2027	3,015,390	(f)
1,300,000	8.25%, due 12/31/2028	1,395,570	(f)
3,811,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	4,143,624
3,925,000	Comstock Resources, Inc., 6.75%, due 3/1/2029	4,009,387	(f)
3,140,000	EQT Corp., 5.00%, due 1/15/2029	3,429,571
	Hilcorp Energy I L.P./Hilcorp Finance Co.
1,055,000	6.25%, due 11/1/2028	1,095,058	(f)
1,537,000	5.75%, due 2/1/2029	1,563,898	(f)
2,193,000	6.00%, due 2/1/2031	2,258,790	(f)
6,250,000	Matador Resources Co., 5.88%, due 9/15/2026	6,234,375
	Occidental Petroleum Corp.
2,330,000	7.50%, due 5/1/2031	2,772,700
4,030,000	6.60%, due 3/15/2046	4,443,075
3,070,000	PDC Energy, Inc., 5.75%, due 5/15/2026	3,191,818
	Range Resources Corp.
2,420,000	4.88%, due 5/15/2025	2,404,875
4,485,000	9.25%, due 2/1/2026	4,924,889
1,285,000	8.25%, due 1/15/2029	1,393,929	(f)
5,605,000	Vine Energy Holdings LLC, 6.75%, due 4/15/2029	5,607,410	(f)
		57,822,671
Food - Wholesale 2.4%
5,230,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	5,203,850	(f)
	Performance Food Group, Inc.
1,170,000	6.88%, due 5/1/2025	1,250,590	(f)
6,865,000	5.50%, due 10/15/2027	7,234,611	(f)
4,115,000	Pilgrim's Pride Corp., 4.25%, due 4/15/2031	4,157,426	(f)
	Post Holdings, Inc.
4,670,000	4.63%, due 4/15/2030	4,716,700	(f)
4,490,000	4.50%, due 9/15/2031	4,457,672	(f)
	U.S. Foods, Inc.
3,475,000	6.25%, due 4/15/2025	3,691,126	(f)
7,440,000	4.75%, due 2/15/2029	7,505,100	(f)
		38,217,075

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Forestry & Paper 0.5%
$4,380,000	Mercer Int'l, Inc., 5.13%, due 2/1/2029	$4,527,825	(f)
3,425,000	SpA Holdings 3 Oy, 4.88%, due 2/4/2028	3,446,406	(f)
		7,974,231
Gaming 3.7%
6,275,000	Boyd Gaming Corp., 6.00%, due 8/15/2026	6,510,312
	Caesars Entertainment, Inc.
2,280,000	6.25%, due 7/1/2025	2,424,096	(f)
3,765,000	8.13%, due 7/1/2027	4,183,593	(f)
4,378,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	4,413,626	(f)
5,740,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	5,958,493	(f)
3,875,000	Midwest Gaming Borrower LLC, 4.88%, due 5/1/2029	3,873,799	(f)
	Scientific Games Int'l, Inc.
2,360,000	5.00%, due 10/15/2025	2,436,700	(f)
2,135,000	8.25%, due 3/15/2026	2,300,463	(f)
7,160,000	7.00%, due 5/15/2028	7,697,000	(f)
2,460,000	Station Casinos LLC, 4.50%, due 2/15/2028	2,466,150	(f)
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
9,784,000	5.50%, due 3/1/2025	10,444,420	(f)
4,205,000	5.25%, due 5/15/2027	4,441,531	(f)
		57,150,183
Gas Distribution 6.1%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
1,930,000	5.38%, due 9/15/2024	1,961,362
5,465,000	7.88%, due 5/15/2026	5,956,850	(f)
2,575,000	5.75%, due 3/1/2027	2,603,969	(f)
430,000	5.75%, due 1/15/2028	438,174	(f)
1,790,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	1,934,990	(f)
	Buckeye Partners L.P.
1,140,000	3.95%, due 12/1/2026	1,140,000
505,000	4.13%, due 12/1/2027	498,688
3,645,000	4.50%, due 3/1/2028	3,649,556	(f)
2,275,000	5.85%, due 11/15/2043	2,239,464
4,215,000	DCP Midstream LLC, 5.85%, due 5/21/2043	3,814,575	(f)(i)
2,481,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	2,544,774
	EQM Midstream Partners L.P.
1,405,000	6.00%, due 7/1/2025	1,534,963	(f)
1,565,000	6.50%, due 7/1/2027	1,728,126	(f)
1,895,000	4.50%, due 1/15/2029	1,880,788	(f)
1,895,000	4.75%, due 1/15/2031	1,875,842	(f)
	EQT Midstream Partners L.P.
4,545,000	4.13%, due 12/1/2026	4,590,450
5,022,000	5.50%, due 7/15/2028	5,334,368
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,590,000	6.50%, due 10/1/2025	2,602,950
4,555,000	6.25%, due 5/15/2026	4,460,484
1,250,000	8.00%, due 1/15/2027	1,287,775
	Global Partners L.P./GLP Finance Corp.
1,720,000	7.00%, due 8/1/2027	1,838,766
1,565,000	6.88%, due 1/15/2029	1,692,156
4,040,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	4,353,100	(f)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	New Fortress Energy, Inc.
$4,490,000	6.75%, due 9/15/2025	$4,645,758	(f)
10,225,000	6.50%, due 9/30/2026	10,432,874	(f)
2,415,000	NuStar Logistics L.P., 5.75%, due 10/1/2025	2,599,144
3,325,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	2,793,000
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
1,248,000	5.50%, due 9/15/2024	1,271,400	(f)
2,195,000	7.50%, due 10/1/2025	2,398,037	(f)
1,585,000	6.00%, due 3/1/2027	1,608,300	(f)
1,685,000	5.50%, due 1/15/2028	1,663,938	(f)
2,380,000	6.00%, due 12/31/2030	2,385,950	(f)
4,565,000	Western Midstream Operating L.P., 5.30%, due 2/1/2030	4,981,556
		94,742,127
Health Facilities 3.8%
	Acadia Healthcare Co., Inc.
4,445,000	5.50%, due 7/1/2028	4,695,031	(f)
1,520,000	5.00%, due 4/15/2029	1,571,300	(f)
	CHS/Community Health Systems, Inc.
5,135,000	8.13%, due 6/30/2024	5,359,656	(f)
855,000	6.63%, due 2/15/2025	900,956	(f)
1,605,000	5.63%, due 3/15/2027	1,701,300	(f)
4,510,000	8.00%, due 12/15/2027	4,961,000	(f)
1,755,000	6.00%, due 1/15/2029	1,847,427	(f)
3,800,000	6.88%, due 4/15/2029	3,971,000	(f)
2,885,000	4.75%, due 2/15/2031	2,863,363	(f)
1,985,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	2,367,113
2,205,000	HCA, Inc., 5.63%, due 9/1/2028	2,571,581
2,545,000	Select Medical Corp., 6.25%, due 8/15/2026	2,705,933	(f)
	Tenet Healthcare Corp.
1,940,000	6.25%, due 2/1/2027	2,034,575	(f)
1,675,000	4.63%, due 6/15/2028	1,730,679	(f)
19,695,000	6.13%, due 10/1/2028	20,778,225	(f)
		60,059,139
Health Services 1.7%
3,890,000	DaVita, Inc., 4.63%, due 6/1/2030	3,938,625	(f)
6,355,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	4,613,921	(f)
	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
1,959,000	7.38%, due 6/1/2025	2,110,822	(f)
3,591,000	7.25%, due 2/1/2028	3,939,327	(f)
8,670,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	7,651,275	(f)
1,760,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	1,837,440	(f)
2,867,000	Vizient, Inc., 6.25%, due 5/15/2027	3,036,841	(f)
		27,128,251
Hotels 0.8%
	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
2,065,000	7.50%, due 6/1/2025	2,245,460	(f)
4,530,000	5.88%, due 10/1/2028	4,807,463	(f)
4,540,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	4,686,188	(f)
		11,739,111

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Insurance Brokerage 1.9%
$6,710,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	$7,045,500	(f)
	AssuredPartners, Inc.
5,485,000	7.00%, due 8/15/2025	5,594,700	(f)
3,665,000	5.63%, due 1/15/2029	3,715,320	(f)
2,835,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	2,878,092	(f)
5,136,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	5,469,840	(f)
4,155,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	4,304,871	(f)
		29,008,323
Machinery 1.0%
2,775,000	Granite U.S. Holdings Corp., 11.00%, due 10/1/2027	3,114,937	(f)
4,880,000	Harsco Corp., 5.75%, due 7/31/2027	5,145,082	(f)
4,125,000	Terex Corp., 5.00%, due 5/15/2029	4,290,000	(f)
1,030,000	Vertical Holdco GmbH, 7.63%, due 7/15/2028	1,122,700	(f)
2,295,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	2,402,590	(f)
		16,075,309
Managed Care 0.6%
2,310,000	Molina Healthcare, Inc., 3.88%, due 11/15/2030	2,379,300	(f)
7,665,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	7,558,380	(f)(g)
		9,937,680
Media Content 1.6%
3,430,000	AMC Networks, Inc., 4.25%, due 2/15/2029	3,387,125
6,075,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	6,090,187	(f)
3,270,000	Scripps Escrow II, Inc., 5.38%, due 1/15/2031	3,314,962	(f)
	Sirius XM Radio, Inc.
4,125,000	5.00%, due 8/1/2027	4,319,689	(f)
5,753,000	5.50%, due 7/1/2029	6,216,836	(f)
2,292,000	4.13%, due 7/1/2030	2,292,000	(f)
		25,620,799
Metals - Mining Excluding Steel 1.7%
	Constellium SE
5,200,000	5.63%, due 6/15/2028	5,512,000	(f)
2,100,000	3.75%, due 4/15/2029	2,055,375	(f)
	First Quantum Minerals Ltd.
3,355,000	6.88%, due 3/1/2026	3,522,750	(f)
3,020,000	6.88%, due 10/15/2027	3,314,450	(f)
1,945,000	Freeport-McMoRan, Inc., 5.45%, due 3/15/2043	2,374,748
	Hudbay Minerals, Inc.
2,495,000	4.50%, due 4/1/2026	2,532,425	(f)
3,015,000	6.13%, due 4/1/2029	3,205,891	(f)
3,835,000	Novelis Corp., 5.88%, due 9/30/2026	4,000,634	(f)
		26,518,273

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Oil Field Equipment & Services 1.3%
$5,935,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	$6,204,484	(f)
3,095,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	3,241,363	(f)
2,940,000	TechnipFMC PLC, 6.50%, due 2/1/2026	3,138,703	(f)
	USA Compression Partners L.P./USA Compression Finance Corp.
3,450,000	6.88%, due 4/1/2026	3,617,980
3,465,000	6.88%, due 9/1/2027	3,645,873
		19,848,403
Oil Refining & Marketing 0.1%
960,000	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 11.00%, due 4/15/2025	1,045,968	(f)
Packaging 1.5%
4,510,000	BWAY Holding Co., 7.25%, due 4/15/2025	4,385,975	(f)
5,855,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	6,279,488	(f)
4,990,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	5,147,983	(f)
2,920,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	3,103,084	(f)
3,735,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	3,996,450	(f)
		22,912,980
Personal & Household Products 0.3%
2,825,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	2,888,562	(f)
2,305,000	Spectrum Brands, Inc., 5.50%, due 7/15/2030	2,486,519	(f)
		5,375,081
Pharmaceuticals 0.5%
3,305,000	Organon Finance 1 LLC, 5.13%, due 4/30/2031	3,429,268	(f)
4,050,000	Valeant Pharmaceuticals Int'l, Inc., 6.13%, due 4/15/2025	4,135,172	(f)
		7,564,440
Rail 0.4%
5,245,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	5,585,925	(f)
Real Estate Development & Management 1.6%
	Realogy Group LLC/Realogy Co-Issuer Corp.
3,950,000	7.63%, due 6/15/2025	4,315,375	(f)
6,470,000	9.38%, due 4/1/2027	7,230,225	(f)
12,625,000	5.75%, due 1/15/2029	13,098,437	(f)
		24,644,037
Real Estate Investment Trusts 5.4%
4,475,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	4,619,990	(f)
	EPR Properties
4,100,000	4.50%, due 6/1/2027	4,223,762
1,280,000	4.95%, due 4/15/2028	1,337,949
1,845,000	3.75%, due 8/15/2029	1,794,243

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	ESH Hospitality, Inc.
$4,078,000	5.25%, due 5/1/2025	$4,160,783	(f)
8,245,000	4.63%, due 10/1/2027	8,739,700	(f)
	Iron Mountain, Inc.
6,046,000	4.88%, due 9/15/2027	6,287,840	(f)
5,254,000	5.25%, due 3/15/2028	5,511,446	(f)
4,975,000	5.00%, due 7/15/2028	5,149,125	(f)
7,845,000	4.88%, due 9/15/2029	7,990,290	(f)
2,995,000	5.25%, due 7/15/2030	3,111,056	(f)
2,100,000	5.63%, due 7/15/2032	2,214,324	(f)
1,840,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	1,957,548	(f)
4,941,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	5,095,406	(f)
2,430,000	QualityTech L.P./QTS Finance Corp., 3.88%, due 10/1/2028	2,451,263	(f)
3,170,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	3,262,310
9,705,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	10,457,138	(f)
6,315,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	6,409,725	(f)
		84,773,898
Recreation & Travel 4.7%
	Carnival Corp.
5,935,000	10.50%, due 2/1/2026	6,995,288	(f)
4,745,000	7.63%, due 3/1/2026	5,195,775	(f)
7,545,000	5.75%, due 3/1/2027	7,955,297	(f)
3,510,000	9.88%, due 8/1/2027	4,124,250	(f)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
2,930,000	5.50%, due 5/1/2025	3,069,527	(f)
2,820,000	6.50%, due 10/1/2028	3,035,025	(f)
1,070,000	Constellation Merger Sub, Inc., 8.50%, due 9/15/2025	1,032,550	(f)
	Life Time, Inc.
1,545,000	5.75%, due 1/15/2026	1,595,213	(f)
3,785,000	8.00%, due 4/15/2026	3,975,537	(f)
3,920,000	Motion Bondco DAC, 6.63%, due 11/15/2027	3,959,200	(f)
	NCL Corp. Ltd.
3,080,000	3.63%, due 12/15/2024	2,956,492	(f)
5,765,000	5.88%, due 3/15/2026	6,024,425	(f)
2,515,000	NCL Finance Ltd., 6.13%, due 3/15/2028	2,649,100	(f)
	Royal Caribbean Cruises Ltd.
1,835,000	11.50%, due 6/1/2025	2,125,737	(f)
8,615,000	5.50%, due 4/1/2028	9,034,550	(f)
2,935,000	SeaWorld Parks & Entertainment, Inc., 9.50%, due 8/1/2025	3,186,882	(f)
2,265,000	Six Flags Entertainment Corp., 5.50%, due 4/15/2027	2,338,612	(f)(g)
3,520,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	3,802,902	(f)
		73,056,362
Restaurants 0.3%
4,110,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	4,243,575	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Software - Services 2.8%
$3,450,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	$3,510,375	(f)
5,875,000	Endurance Acquisition Merger Sub., 6.00%, due 2/15/2029	5,625,313	(f)
2,055,000	Granite Merger Sub 2, Inc., 11.00%, due 7/15/2027	2,365,819	(f)
3,420,000	Match Group, Inc., 5.63%, due 2/15/2029	3,693,600	(f)
6,640,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	7,237,600	(f)
2,530,000	Rackspace Technology Global, Inc., 5.38%, due 12/1/2028	2,582,826	(f)(g)
5,515,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	5,680,450	(f)
7,455,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	7,920,006	(f)
5,035,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	5,114,754	(f)
		43,730,743
Specialty Retail 1.7%
	Carvana Co.
3,030,000	5.63%, due 10/1/2025	3,120,900	(f)
3,500,000	5.50%, due 4/15/2027	3,542,175	(f)
1,910,000	Crocs, Inc., 4.25%, due 3/15/2029	1,940,388	(f)
3,915,000	Ken Garff Automotive LLC, 4.88%, due 9/15/2028	3,949,256	(f)
	L Brands, Inc.
1,690,000	5.25%, due 2/1/2028	1,852,663
5,727,000	6.63%, due 10/1/2030	6,600,138	(f)
3,165,000	LCM Investments Holdings II LLC, 4.88%, due 5/1/2029	3,237,542	(f)
2,460,000	Petsmart, Inc./Petsmart Finance Corp., 7.75%, due 2/15/2029	2,665,336	(f)
		26,908,398
Steel Producers - Products 0.8%
	ArcelorMittal
1,720,000	7.25%, due 10/15/2039	2,425,854
1,770,000	7.00%, due 3/1/2041	2,457,976
3,119,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	3,446,339	(f)
3,835,000	TMS Int'l Corp., 6.25%, due 4/15/2029	3,988,400	(f)
		12,318,569
Support - Services 5.4%
5,485,000	APX Group, Inc., 6.75%, due 2/15/2027	5,898,185	(f)
	Aramark Services, Inc.
6,160,000	6.38%, due 5/1/2025	6,552,700	(f)
9,805,000	5.00%, due 2/1/2028	10,258,481	(f)
2,615,000	ASGN, Inc., 4.63%, due 5/15/2028	2,719,600	(f)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
2,140,000	5.75%, due 7/15/2027	2,265,746	(f)(g)
2,880,000	5.38%, due 3/1/2029	2,998,800	(f)
1,750,000	frontdoor, Inc., 6.75%, due 8/15/2026	1,855,578	(f)
8,430,000	Garda World Security Corp., 8.75%, due 5/15/2025	8,798,813	(f)
2,060,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	2,271,150	(f)
2,185,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	2,188,190	(f)
10,260,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	10,403,024	(f)
4,350,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	4,528,785	(f)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
6,765,000	5.75%, due 4/15/2026	7,399,760	(f)
7,595,000	6.25%, due 1/15/2028	7,936,775	(f)
4,425,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	4,623,992	(f)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,510,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	$1,602,488	(f)
2,350,000	White Cap Parent LLC, 8.25%, due 3/15/2026	2,438,125	(f)(j)
		84,740,192
Technology Hardware & Equipment 1.7%
1,895,000	CommScope Finance LLC, 8.25%, due 3/1/2027	2,030,019	(f)
	CommScope Technologies LLC
8,979,000	6.00%, due 6/15/2025	9,136,132	(f)
4,945,000	5.00%, due 3/15/2027	4,898,950	(f)
3,655,000	CommScope, Inc., 7.13%, due 7/1/2028	3,951,969	(f)
5,765,000	Imola Merger Corp., 4.75%, due 5/15/2029	5,988,105	(f)
		26,005,175
Telecom - Wireless 0.2%
2,570,000	Sprint Capital Corp., 6.88%, due 11/15/2028	3,238,270
Telecom - Wireline Integrated & Services 4.0%
	Altice France Holding SA
2,700,000	10.50%, due 5/15/2027	3,041,442	(f)
13,435,000	6.00%, due 2/15/2028	13,331,551	(f)
	Altice France SA
2,825,000	8.13%, due 2/1/2027	3,096,906	(f)
5,060,000	5.50%, due 1/15/2028	5,212,812	(f)
5,345,000	Cablevision Lightpath LLC, 5.63%, due 9/15/2028	5,478,625	(f)
	Frontier Communications Corp.
3,840,000	5.88%, due 10/15/2027	4,080,000	(f)
2,850,000	5.00%, due 5/1/2028	2,910,563	(f)
1,035,000	6.75%, due 5/1/2029	1,090,331	(f)
4,515,000	Level 3 Financing, Inc., 4.63%, due 9/15/2027	4,656,094	(f)
3,825,000	Lumen Technologies, Inc., 4.50%, due 1/15/2029	3,767,625	(f)
2,915,000	Numericable-SFR SA, 7.38%, due 5/1/2026	3,022,272	(f)
7,805,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	7,758,443	(f)
5,375,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	5,529,531	(f)
		62,976,195
Theaters & Entertainment 1.1%
7,435,000	Cinemark USA, Inc., 5.88%, due 3/15/2026	7,704,519	(f)
	Live Nation Entertainment, Inc.
3,340,000	4.88%, due 11/1/2024	3,402,625	(f)
2,520,000	6.50%, due 5/15/2027	2,784,600	(f)
3,490,000	4.75%, due 10/15/2027	3,521,611	(f)
		17,413,355
Transportation Infrastructure 0.1%
1,640,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,676,867	(f)
	Total Corporate Bonds (Cost $1,292,293,037)	1,352,168,915

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Convertible Bonds 1.2%
Gas Distribution 0.6%
$11,155,000	Cheniere Energy, Inc., 4.25%, due 3/15/2045	$9,181,184
Media 0.6%
9,469,000	DISH Network Corp., 3.38%, due 8/15/2026	9,966,122
	Total Convertible Bonds (Cost $16,017,564)	19,147,306
Asset-Backed Securities 2.1%
500,000	AIG CLO Ltd., Ser. 2019-1A, Class E, (3M USD LIBOR + 6.62%), 6.80%, due 4/15/2032	496,538	(a)(f)
2,500,000	Ares LIV CLO Ltd., Ser. 2019-54A, Class E, (3M USD LIBOR + 7.34%), 7.52%, due 10/15/2032	2,508,421	(a)(f)
1,350,000	Ballyrock CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.95%), 7.13%, due 10/15/2028	1,366,800	(a)(f)
1,000,000	Barings CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 6.19%, due 7/18/2029	998,669	(a)(f)
2,300,000	Carlyle U.S. CLO Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 6.60%), 6.78%, due 7/15/2032	2,297,700	(a)(f)
2,500,000	Catskill Park CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.00%), 6.19%, due 4/20/2029	2,429,612	(a)(f)
1,650,000	Cedar Funding X CLO Ltd., Ser. 2019-10A, Class E, (3M USD LIBOR + 7.00%), 7.19%, due 10/20/2032	1,653,093	(a)(f)
1,350,000	Crown City CLO II, Ser. 2020-A, Class D, (3M USD LIBOR + 7.17%), 7.42%, due 1/20/2032	1,345,929	(a)(f)
2,590,000	Dryden 86 CLO Ltd., Ser. 2020-86A, Class E, (3M USD LIBOR + 6.66%), 6.85%, due 7/17/2030	2,590,359	(a)(f)
1,222,200	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 6.83%, due 10/15/2030	1,200,740	(a)(f)
800,000	Galaxy XXIV CLO Ltd., Ser. 2017-24A, Class E, (3M USD LIBOR + 5.50%), 5.68%, due 1/15/2031	784,796	(a)(f)
650,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 6.58%, due 10/15/2030	647,809	(a)(f)
1,400,000	Gulf Stream Meridian 2 Ltd., Ser. 2020-IIA, Class D, (3M USD LIBOR + 6.85%), 7.03%, due 10/15/2029	1,418,437	(a)(f)
4,000,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 5.38%, due 7/25/2031	3,831,291	(a)(f)
2,500,000	OCP CLO Ltd., Ser. 2019-17A, Class E, (3M USD LIBOR + 6.66%), 6.85%, due 7/20/2032	2,497,837	(a)(f)
1,000,000	Octagon Investment Partners Ltd., Ser. 2019-1A, Class E, (3M USD LIBOR + 6.60%), 6.78%, due 10/25/2032	999,988	(a)(f)
3,250,000	Palmer Square Loan Funding Ltd., Ser. 2020-1A, Class D, (3M USD LIBOR + 4.85%), 5.03%, due 2/20/2028	3,215,959	(a)(f)
600,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.87%), 6.05%, due 4/16/2031	598,001	(a)(f)
2,000,000	TCW CLO AMR Ltd., Ser. 2019-1A, Class E, (3M USD LIBOR + 6.75%), 6.94%, due 2/15/2029	2,013,357	(a)(f)
500,000	Voya CLO Ltd., Ser. 2019-2, Class E, (3M USD LIBOR + 6.60%), 6.79%, due 7/20/2032	499,986	(a)(f)
	Total Asset-Backed Securities (Cost $31,864,426)	33,395,322

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 7.7%
Investment Companies 7.7%
86,934,497	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(k)	$86,934,497	(l)
32,708,513	State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(k)	32,708,513	(m)
	Total Short-Term Investments (Cost $119,643,010)	119,643,010
	Total Investments 101.6% (Cost $1,523,529,861)	1,589,070,943
	Liabilities Less Other Assets (1.6)%	(25,627,834	)(n)(o)
	Net Assets 100.0%	$1,563,443,109

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2021 and changes periodically.

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of April 30, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  The stated interest rates represent the range of rates at April 30, 2021 of the underlying contracts within the Loan Assignment.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $1,165,956,803, which represents 74.6% of net assets of the Fund.

(g)  The security or a portion of this security is on loan at April 30, 2021. Total value of all such securities at April 30, 2021 amounted to $32,035,323 for the Fund (see Note A of Notes to Financial Statements).

(h)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $2,073,881, which represents 0.1% of net assets of the Fund.

(i)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(j)  Payment-in-kind (PIK) security.

(k)  Represents 7-day effective yield as of April 30, 2021.

(l)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities and/or swaps with a total value of $86,934,497.

(m)  Represents investment of cash collateral received from securities lending.

(n)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

(o)  As of April 30, 2021, the value of unfunded loan commitments was $2,088,958 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$1,310,072,784	83.8%
Cayman Islands	49,136,920	3.1%
Canada	25,065,426	1.6%
Luxembourg	21,256,823	1.4%
United Kingdom	16,348,070	1.0%
France	11,331,990	0.7%
Netherlands	8,544,378	0.6%
Germany	8,053,115	0.5%
Zambia	6,837,200	0.4%
Peru	5,738,316	0.4%
Ireland	3,596,505	0.2%
Finland	3,446,406	0.2%
Short-Term Investments and Other Liabilities—Net	94,015,176	6.1%
	$1,563,443,109	100.0%

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty		Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	GSI	iBoxx Liquid High Yield Index	USD	45,657,236	6/20/2021	0.19%	—%	3M USD LIBOR	T/3M	$657,236	$(9,798)	$647,438

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2021.

At April 30, 2021, the Fund had cash collateral of $580,000 received from Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

For the six months ended April 30, 2021, the average notional value for the months where the Fund had total return swaps outstanding was $50,852,385 for long positions.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Business Equipment & Services	$—	$—	$2,354,874	$2,354,874
Industrial Equipment	—	—	4,279,340	4,279,340
Other Loan Assignments(a)	—	58,082,176	—	58,082,176
Total Loan Assignments	—	58,082,176	6,634,214	64,716,390
Corporate Bonds(a)	—	1,352,168,915	—	1,352,168,915
Convertible Bonds(a)	—	19,147,306	—	19,147,306
Asset-Backed Securities	—	33,395,322	—	33,395,322
Short-Term Investments	—	119,643,010	—	119,643,010
Total Investments	$—	$1,582,436,729	$6,634,214	$1,589,070,943

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2021
Investments in Securities:
Loan Assignments(c)	$6,303	$10	$(17)	$280	$4,255	$(4,197)	$—	$—	$6,634	$115
Total	$6,303	$10	$(17)	$280	$4,255	$(4,197)	$—	$—	$6,634	$115

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$647,438	$—	$647,438
Total	$—	$647,438	$—	$647,438

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) April 30, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 94.7%
Alabama 2.1%
$700,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5, (Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$814,966
1,000,000	Lower Alabama Gas Dist. Rev. Gas Proj. 2, (Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,144,255
590,000	Taylor-Ryan Imp. Dist. Rev. Ref., (LOC: Synovus Bank), Ser. 2005, 0.21%, due 11/1/2035	590,000	(a)
		2,549,221
Arizona 4.7%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	556,540	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	801,873
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,418,262
400,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	406,767	(b)
1,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	1,007,022
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	276,716	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	547,895
245,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	250,968
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	545,417	(b)
		5,811,460
Arkansas 0.8%
990,000	Batesville Pub. Facs. Board Hosp. Rev. Ref. (White River Hlth. Sys. Inc.), Ser. 2020, 3.00%, due 6/1/2028	985,300
California 12.9%
500,000	California Co. Tobacco Securitization Agcy. Ref. Rev., Ser. 2020-B-1, 5.00%, due 6/1/2049	611,370
	California HFA Muni. Cert.
976,072	Ser. 2019-A, 4.25%, due 1/15/2035	1,178,313
499,412	Ser. 2021-1-A, 3.50%, due 11/20/2035	580,679
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	272,965	(b)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
500,000	Ser. 2015-A, 4.50%, due 10/1/2025	525,262
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	425,423	(b)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	563,740	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	451,671	(b)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	889,531
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	235,000	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	76,250	(b)(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	$259,012	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	542,367	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	662,662	(b)
300,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts Proj.), Ser. 2019, 5.25%, due 7/1/2052	313,952	(b)
1,700,000	California Statewide CDA Multi-Family Hsg. Rev. (Irvine Apt. Comm. LP Proj.), (LOC: Wells Fargo Bank N.A.), Ser. 2001-W-1, 0.05%, due 8/1/2034	1,700,000	(a)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	441,753	(b)
95,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	108,309
350,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Sr. Lien, Ser. 2021-A, 4.00%, due 1/15/2046	410,747
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
500,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	516,572
4,500,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	4,649,146
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	618,542
		16,033,266
Colorado 4.5%
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	845,865
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	510,628
250,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	298,671
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,443,156
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	515,661
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	291,969
175,000	Ser. 2015-A, 5.00%, due 12/1/2035	204,038
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	575,270
800,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	893,549	(b)
		5,578,807
Florida 3.4%
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	60,293	(b)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	675,690
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	511,573	(b)
350,000	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	245,000	(b)(c)
265,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	277,243
800,000	Gainesville Utils. Sys. Rev., (LOC: Barclays Bank PLC), Ser. 2012-B, 0.03%, due 10/1/2042	800,000	(a)
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	423,595
100,000	St. Lucie Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.06%, due 9/1/2028	100,000	(a)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$995,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	$1,056,903
		4,150,297
Georgia 0.6%
250,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/2036	187,752	(b)(c)
500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	408,928	(b)
135,000	Tender Option Bond Trust Receipts/Cert., (LOC: JP Morgan Chase Bank N.A.), Ser. 2020, 0.28%, due 1/1/2026	135,000	(a)(b)
		731,680
Guam 0.5%
	Guam Gov't Hotel Occupancy Tax Rev.
250,000	Ser. 2021-A, 5.00%, due 11/1/2030	317,956
250,000	Ser. 2021-A, 5.00%, due 11/1/2035	314,859
		632,815
Hawaii 0.6%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015-A, 5.00%, due 1/1/2035	257,730	(b)
500,000	Ser. 2015-A, 5.00%, due 1/1/2045	508,952	(b)
		766,682
Illinois 10.5%
	Chicago G.O.
2,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	2,352,631
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	602,090
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	230,455
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	589,668
500,000	Chicago Ref. G.O., Ser. 2012-C, 5.00%, due 1/1/2024	513,483
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	177,770
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	572,237
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	442,899	(b)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	489,485
	Illinois St. G.O.
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,402,668
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	2,308,969
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	961,331
485,000	Ser. 2016, 5.00%, due 2/1/2026	574,880
270,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	277,658
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	534,153	(b)
		13,030,377

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 0.6%
$675,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/23	$749,253
Iowa 2.8%
400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	424,301
	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.)
1,160,000	Ser. 2020, 5.00%, due 10/1/2029	1,476,477
1,220,000	Ser. 2020, 5.00%, due 10/1/2030	1,570,293
		3,471,071
Kansas 0.3%
345,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	348,580
Kentucky 1.8%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	445,052
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	486,540
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	1,103,004
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., (Morgan Stanley), Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	219,290
		2,253,886
Louisiana 1.7%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	289,975
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	437,067	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	311,407	(b)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	595,693
500,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	510,669
		2,144,811
Maine 0.2%
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	226,247	(b)
Maryland 1.0%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	257,684	(b)
1,000,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	1,004,588
		1,262,272

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Michigan 4.0%
$950,000	Detroit Social Bonds G.O., Ser. 2021-A, 4.00%, due 4/1/2042	$1,057,095
1,500,000	Michigan St. Fin. Au. Rev. Ref., Ser. 2020-B-1, Class 2, 5.00%, due 6/1/2049	1,797,752
1,000,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	1,027,866
700,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Henry Ford Museum Village Proj.), (LOC: Comerica Bank), Ser. 2002, 0.05%, due 12/1/2033	700,000	(a)
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400,481
		4,983,194
Minnesota 0.7%
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	512,142
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	324,012
		836,154
Missouri 0.3%
355,000	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.13%, due 8/15/2045	363,666
Montana 1.2%
1,515,000	Mizuho Floater/Residual Trust, (LOC: Mizuho Cap. Markets LLC), Ser. 2021, 0.31%, due 6/1/2034	1,515,000	(a)(b)
Nevada 0.4%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	549,519	(b)
New Hampshire 0.6%
750,000	Nat'l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	777,465	(b)
New Jersey 5.1%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	237,859
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	242,047
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	401,954
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	295,886
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	920,529	(d)
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,542,383
1,000,000	Ser. 2017, 5.00%, due 10/1/2028	1,248,102
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,398,231
		6,286,991

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
New Mexico 0.4%
$443,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	$452,208	(b)
New York 4.7%
1,000,000	Metro. Trans. Au. Rev., Ser. 2012-E, 4.00%, due 11/15/2038	1,031,910
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	339,610
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	957,120	(b)
770,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., (LOC: Bank of America N.A.), Ser. 2006, 0.07%, due 10/1/2037	770,000	(a)
1,000,000	New York St. Trans. Dev. Corp. Exempt Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%, due 4/30/2053	1,133,631
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	505,068
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	617,903
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	43,255
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	484,294
		5,882,791
North Carolina 0.9%
250,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037	252,828
250,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	276,458
500,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	554,105
		1,083,391
North Dakota 0.4%
500,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	456,822
Ohio 7.6%
550,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2035	635,787
2,880,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	3,235,239
800,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, 2.00%, due 12/1/2031	798,139	(e)
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	552,805	(b)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	1,130,497	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,593,452
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	803,111

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	$250,324
365,000	So. Ohio Port Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	412,933	(b)
		9,412,287
Oklahoma 0.3%
325,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	397,978
Pennsylvania 1.1%
200,000	Luzerne Co. G.O. Ref, Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	248,228
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	873,676
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	236,000	(b)
27,464	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	8,805	(f)(g)(h)
		1,366,709
Puerto Rico 3.9%
2,500,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	2,312,500	(c)
2,260,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	2,546,026
		4,858,526
Rhode Island 1.0%
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
465,000	Ser. 2013-A, 3.25%, due 12/1/2022	465,892
675,000	Ser. 2017-A, 5.00%, due 12/1/2024	773,683
		1,239,575
South Carolina 1.1%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	525,066
150,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	150,069
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	440,915	(b)
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	200,000	(b)(c)
		1,316,050
Texas 5.4%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	831,063
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	420,707
400,000	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/2030	446,842
294,782	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	23,583	(b)(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	$522,685	(b)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.50%, due 7/1/2046	375,331
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	430,000
300,000	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.), Ser. 2020-A, 3.63%, due 1/1/2035	310,445	(b)
700,000	Tender Option Bond Trust Receipts/Cert., (LOC: Deutsche Bank A.G.), Ser. 2021, 0.36%, due 1/1/2061	700,000	(a)(b)
500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	567,809
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,280,965
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	841,974
		6,751,404
Utah 2.0%
750,000	Mida Mountain Village Pub. Infrastructure Dist. Spec. Assessment (Mountain Village Assessment Area Number 2), Ser. 2021, 4.00%, due 8/1/2050	771,359	(b)
	Utah Infrastructure Agcy. Telecommunication Rev.
600,000	Ser. 2019, 4.00%, due 10/15/2036	694,477
1,000,000	Ser. 2021, 3.00%, due 10/15/2045	1,025,449
		2,491,285
Vermont 1.0%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	570,819	(b)

    Vermont Std. Assist. Corp. Ed. Loan Rev.

430,000	Ser. 2013-A, 3.90%, due 6/15/2022	442,348
260,000	Ser. 2015-A, 4.13%, due 6/15/2028	277,883
		1,291,050
Virginia 0.5%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	424,369	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	214,066	(b)
		638,435
Washington 0.5%
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	596,676
West Virginia 0.4%
400,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2043	484,250
Wisconsin 2.0%
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	324,596	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$750,000	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	$834,199
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	403,942
500,000	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/2048	414,477	(b)
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	556,902	(b)
		2,534,116
Other 0.2%
200,000	JPMorgan Chase Putters/Drivers Trust Var. Sts. Rev. (Putters), (LOC: JP Morgan Chase Bank N.A.), Ser. 2019, 0.24%, due 6/1/2021	200,000	(a)(b)
	Total Municipal Notes (Cost $112,267,423)	117,491,567
Loan Assignments 0.3%
Environmental 0.3%
135,274	CarbonLite P LLC, Term Loan DIP, 12.00%, due 9/5/2021	135,274	(f)(g)(h)
273,253	CarbonLite P LLC, Roll Up Term Loan, 12.00%, due 9/6/2021	273,253	(f)(g)(h)
	Total Loan Assignments (Cost $135,347)	408,527
NUMBER OF SHARES
Exchange-Traded Funds 4.3%
84,600	VanEck Vectors High-Yield Municipal Index ETF (Cost $4,988,813)	5,302,728
	Total Investments 99.3% (Cost $117,391,583)	123,202,822
	Other Assets Less Liabilities 0.7%	906,353
	Net Assets 100.0%	$124,109,175

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2021.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $23,706,232, which represents 19.1% of net assets of the Fund.

(c)  Defaulted security.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $920,529.

(e)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $798,139, which represents 0.6% of net assets of the Fund.

(f)  Security fair valued as of April 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2021 amounted to $417,332, which represents 0.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

(g)  Value determined using significant unobservable inputs.

(h)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At April 30, 2021, these securities amounted to $417,332, which represents 0.3% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 4/30/2021	Fair Value Percentage of Net Assets as of 4/30/2021
CarbonLite P LLC	3/10/2021 & 4/13/2021	$131,216	0.1%	$135,274	0.1%
CarbonLite P LLC	3/10/2021 – 4/30/2021	3,253	0.0%	273,253	0.2%
Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019	6/13/2019	27,464	0.0%	8,805	0.0%
Total		$161,933	0.1%	$417,332	0.3%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes
Pennsylvania	$—	$1,357,904	$8,805	$1,366,709
Other Municipal Notes(a)	—	116,124,858	—	116,124,858
Total Municipal Notes	—	117,482,762	8,805	117,491,567
Exchange-Traded Funds	5,302,728	—	—	5,302,728
Loan Assignments(a)	—	—	408,527	408,527
Total Investments	$5,302,728	$117,482,762	$417,332	$123,202,822

(a)  The Schedule of Investments provides information on the state/territory or industry for the portfolio.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2021
Investments in Securities:
Municipal Notes(c)	$—	$—	$(247)	$(11)	$—	$(25)	$292	$—	$9	$(11)
Loan Assignments(c)	—	1	—	273	135	—	—	—	409	273
Total	$—	$1	$(247)	$262	$135	$(25)	$292	$—	$418	$262

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2021	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(d)	Impact to valuation from increase in input(e)
Municipal Notes	$8,805	Recovery Value	Recovery Value	$32.06	$32.06	Increase
Loan Assignments	408,527	Market Approach	Recovery Value	100.00	100.00	Increase

(d)  The weighted averages disclosed in the table above were weighted by relative fair value.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) April 30, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 99.3%
Alabama 1.1%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$706,650	(a)
Arkansas 0.6%
315,000	Russellville City Wtr. & Swr. Rev., Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	357,729
California 2.4%
250,000	California HFA Rev. (833 Bryant Apt.), Ser. 2020-N, 5.00%, due 4/1/2027	309,055
1,000,000	Glendale City Wtr. Rev. Ref., Ser. 2020, 2.00%, due 2/1/2033	1,030,553
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	224,000
		1,563,608
Colorado 0.3%
200,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	223,387	(b)
Connecticut 0.8%
500,000	Waterbury Hsg. Au. Multi-Family Hsg. Rev. (Exchange Place Proj.), Ser. 2020, 0.40%, due 2/1/2023 Putable 8/1/2022	500,195
District of Columbia 1.3%
725,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	830,081
Florida 2.9%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,500,220
275,000	Tampa Wtr. & Wastewater Sys. Rev., Ser. 2020-A, 5.00%, due 10/1/2033	369,919
		1,870,139
Georgia 1.9%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,208,263
Illinois 3.1%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,165,875
800,000	Southwestern Illinois Dev. Au. Local Gov't Prog. Rev. Ref. (Flood Prevention Dist. Council Proj.), Ser. 2020, 4.00%, due 4/15/2023	855,482
		2,021,357
Indiana 3.1%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850,000	Ser. 2018, 5.00%, due 1/15/2024	952,727
895,000	Ser. 2018, 5.00%, due 1/15/2026	1,072,062
		2,024,789
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Kentucky 5.3%
	Breathitt Co. Sch. Dist. Fin. Corp. Rev.
$210,000	Ser. 2021, 2.00%, due 4/1/2027	$220,693
835,000	Ser. 2021, 2.00%, due 4/1/2029	868,558
600,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2020-E1, 0.43%, due 12/1/2021	600,042
500,000	Lewis Co. Sch. Dist. Fin. Corp. Rev., Ser. 2017-B, 2.00%, due 9/1/2022	508,023
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,221,135
		3,418,451
Louisiana 4.4%
1,095,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	1,243,780
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	621,373	(a)
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	948,460	(a)
		2,813,613
Massachusetts 0.8%
500,000	Massachusetts HFA Rev., Ser. 2020-C-2, (HUD Section 8 Insured), 0.50%, due 6/1/2023	500,894
Michigan 10.5%
500,000	City of Detroit MI G.O., Ser. 2021-A, 4.00%, due 4/1/2040	559,639
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,161,294
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	603,527
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	804,933
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	323,188
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,072,759
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,276,012
785,000	Ser. 2018, 5.00%, due 5/1/2036	985,213
		6,786,565
Minnesota 0.4%
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	225,125	(b)
Mississippi 2.7%
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	539,807
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048	1,219,244
		1,759,051
Missouri 4.2%
1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	1,185,013

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
$660,000	Ser. 2018-A, 5.00%, due 7/1/2029	$856,194
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	658,766
		2,699,973
New Jersey 1.1%
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	695,323
New York 13.1%
100,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	100,949
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	217,216	(b)
450,000	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	474,436
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	170,168
1,000,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2029	1,288,781
1,060,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. (Sustainable Dev. Bonds), Ser. 2020-A-3, 1.13%, due 5/1/2060 Putable 11/1/2024	1,067,389
500,000	New York City Hsg. Dev. Corp. Rev., Ser.2020-C, (HUD SECT 8, Fannie Mae Insured), 2.15%, due 8/1/2035	501,536
495,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2013-AA-1, (LOC: JP Morgan Chase Bank N.A.), 0.02%, due 6/15/2050	495,000	(c)
	New York St. HFA Rev. (Affordable Hsg.)
425,000	Ser. 2018-I, 2.65%, due 5/1/2023	445,370
1,000,000	Ser. 2019-O, (SONYMA, FNMA/FHLMC Insured), 1.45%, due 5/1/2023	1,000,577
1,855,000	New York St. HFA Rev. Ref. (Affordable Hsg.), Ser. 2020-H, 2.45%, due 11/1/2044	1,847,238
500,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	500,480
350,000	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/2021	350,000
		8,459,140
North Carolina 2.0%
995,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	1,014,493
250,000	Scotland Co. Rev., Ser. 2018, 5.00%, due 12/1/2026	303,856
		1,318,349
North Dakota 0.8%
300,000	City of Larimore ND G.O., Ser. 2021, 0.85%, due 5/1/2024	300,271
250,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	228,411
		528,682
Ohio 3.6%
1,000,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	1,015,018
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
300,000	Ser. 2019-A, 5.00%, due 2/15/2022	311,249

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$175,000	Ser. 2019-A, 5.00%, due 2/15/2023	$189,856
400,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, 2.00%, due 12/1/2031	399,069	(d)
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	276,403	(b)
125,000	So. Ohio Port. Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	141,415	(b)
		2,333,010
Oklahoma 3.7%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	990,618
650,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	790,145
535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	591,582
		2,372,345
Pennsylvania 5.5%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	370,089
565,000	Ser. 2018, 5.00%, due 6/1/2032	716,833
9,155	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	2,935	(e)(f)(g)
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	1,089,230
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	778,210
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	557,497
		3,514,794
South Carolina 3.8%
1,175,000	Dillon Co. Sch. Fac. Corp. Cert. of Participation Ref., Ser. 2020, 5.00%, due 12/1/2026	1,428,124
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	894,745
175,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	154,320	(b)
		2,477,189
Tennessee 1.7%
1,070,000	Tennessee Hsg. Dev. Agcy. Resedential Fin. Prog. Rev., Ser. 2021-1, 1.80%, due 1/1/2031	1,089,655
Texas 9.0%
410,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	463,860
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	938,439
1,000,000	San Antonio Wtr. Sys. Jr. Lien Rev. Ref., Ser. 2019-C, 5.00%, due 5/15/2034	1,311,870
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,266,830
500,000	West Travis Co. Pub. Utils. Agcy. Rev. Ref., Ser. 2017, (BAM Insured), 5.00%, due 8/15/2026	608,107
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,208,155
		5,797,261

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Utah 1.5%
$915,000	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	$985,730
Virginia 2.5%
1,510,000	Virginia St. Hsg. Dev. Au., Ser. 2019 E, 2.90%, due 12/1/2038	1,602,122
West Virginia 4.6%
500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	594,072
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	835,476
275,000	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.), Ser. 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	292,975
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,232,011
		2,954,534
Wisconsin 0.6%
395,000	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	410,755
	Total Municipal Notes 99.3% (Cost $60,684,395)	64,048,759
Loan Assignments 0.2%
Environmental 0.2%
45,091	CarbonLite P LLC, Term Loan DIP, 12.00%, due 9/5/2021	45,091	(e)(f)(g)
91,088	CarbonLite P LLC, Roll Up Term Loan, 12.00%, due 9/6/2021	91,088	(e)(f)(g)
	Total Loan Assignments 0.2% (Cost $45,119)	136,179
	Total Investments 99.5% (Cost $60,729,514)	64,184,938
	Other Assets Less Liabilities 0.5%	348,519
	Net Assets 100.0%	$64,533,457

(a)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $2,276,483.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $1,237,866, which represents 1.9% of net assets of the Fund.

(c)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2021.

(d)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $399,069, which represents 0.6% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

(e)  Security fair valued as of April 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2021 amounted to $139,114, which represents 0.2% of net assets of the Fund.

(f)  Value determined using significant unobservable inputs.

(g)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale. At April 30, 2021, these securities amounted to $139,114, which represents 0.2% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 4/30/2021	Fair Value Percentage of Net Assets as of 4/30/2021
CarbonLite P LLC	3/10/2021 & 4/13/2021	$43,739	0.1%	$45,091	0.1%
CarbonLite P LLC	3/10/2021 – 4/30/2021	1,088	0.0%	91,088	0.1%
Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019	6/13/2019	9,155	0.0%	2,935	0.0%
Total		$53,982	0.1%	$139,114	0.2%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes
Pennsylvania	$—	$3,511,859	$2,935	$3,514,794
Other Municipal Notes(a)	—	60,533,965	—	60,533,965
Total Municipal Notes	—	64,045,824	2,935	64,048,759
Loan Assignments(a)	—	—	136,179	136,179
Total Investments	$—	$64,045,824	$139,114	$64,184,938

(a)  The Schedule of Investments provides information on the state/territory or industry for the portfolio.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2021
Investments in Securities:
Municipal Notes(c)	$—	$—	$(82)	$(4)	$—	$(8)	$97	$—	$3	$(4)
Loan Assignments(c)	—	—	—	91	45	—	—	—	136	91
Total	$—	$—	$(82)	$87	$45	$(8)	$97	$—	$139	$87

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2021	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(d)	Impact to valuation from increase in input(e)
Municipal Notes	$2,935	Recovery Value	Recovery Value	$32.06	$32.06	Increase
Loan Assignments	135,091	Market Approach	Recovery Value	100.00	100.00	Increase

(d)  The weighted averages disclosed in the table above were weighted by relative fair value.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)
April 30, 2021

PRINCIPAL AMOUNT		VALUE
Municipal Notes 100.6%
Alabama 1.6%
$2,000,000	Black Belt Energy Gas Dist. Gas Supply Rev., Ser. 2017-A, (LOC: Royal Bank of Canada), 4.00%, due 8/1/2047 Putable 7/1/2022	$2,078,675
1,500,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,716,382
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 0.21%, due 11/1/2035	100,000	(a)
		3,895,057
Arizona 1.5%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	577,441
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,060,575
2,000,000	Maricopa Co. Poll. Ctrl. Corp. PCR. Ref. (Palo Verde Proj.), Ser. 2003-A, 1.05%, due 1/1/2038 Putable 6/1/2022	2,014,044
		3,652,060
Arkansas 0.2%
460,000	Arkansas Dev. Fin. Au. Hlth. Care Rev. (Baptist Hlth.), Ser. 2019, 4.00%, due 12/1/2044	514,221
California 8.2%
	California HFA Muni. Cert.
1,665,457	Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,951,656
499,412	Ser. 2021-1, Class A, 3.50%, due 11/20/2035	580,679
1,865,000	California St. G.O., Ser. 2020, 4.00%, due 11/1/2034	2,303,322
1,000,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,386,112
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/4/2024	115,335
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	2,054,817
4,000,000	Deutsche Bank Spears/Lifers Trust Rev., Ser. 2021, (LOC: Deutsche Bank AG), 0.58%, due 10/1/2058	4,000,000	(a)(b)
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,357,169
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	484,898
2,170,000	Los Angeles Co. Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2031	2,918,915
645,000	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/2027	601,966
430,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	467,681
1,362,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2020, (LOC: Mizuho Cap. Markets LLC), 0.26%, due 7/1/2032	1,362,000	(a)(b)
		19,584,550
Colorado 1.6%
1,250,000	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026	1,282,009
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,108,856
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	845,864

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$440,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	$511,591
		3,748,320
Connecticut 2.2%
1,710,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	1,860,593
2,050,000	Connecticut St. G.O., Ser. 2020-C, 4.00%, due 6/1/2037	2,457,538
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	522,103
430,000	Meriden City G.O., Ser. 2020-B, 3.00%, due 7/1/2031	471,404
		5,311,638
Delaware 0.6%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	738,320
500,000	Ser. 2018, 5.00%, due 6/1/2028	616,861
		1,355,181
District of Columbia 0.9%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460,000	Ser. 2011-A, 5.00%, due 10/1/2021	469,219
350,000	Ser. 2011-A, 5.00%, due 10/1/2022	374,078
	Washington Convention & Sports Au. Rev.
765,000	Ser. 2021-A, 5.00%, due 10/1/2027	959,036	(c)
310,000	Ser. 2021-A, 5.00%, due 10/1/2028	396,659	(c)
		2,198,992
Florida 4.7%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	800,539
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,139,655
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	862,766
	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group)
1,400,000	Ser. 2020-A, 5.00%, due 8/15/2031	1,797,649
1,000,000	Ser. 2020-A, 4.00%, due 8/15/2045	1,140,927
725,000	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Florida Hlth. Sciences Ctr.), Ser. 2020-A, 3.50%, due 8/1/2055	776,716
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	363,140
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,214,868
1,550,000	Miami-Dade Co. Hsg. Fin. Au. Rev. (Platform II LLC), Ser. 2021, 0.25%, due 8/1/2024 Putable 8/1/2023	1,552,241
495,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	526,825
		11,175,326

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 3.3%
$1,645,000	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022	$1,737,561
	Muni. Elec. Au. of Georgia (Plant Vogtle Units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	618,786
200,000	Ser. 2019-A, 5.00%, due 1/1/2033	246,759
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290,000	Ser. 2014, 5.00%, due 4/1/2022	302,517
540,000	Ser. 2014, 5.00%, due 4/1/2025	610,221
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	888,910
3,500,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2020, (LOC: JP Morgan Chase Bank N.A.), 0.28%, due 1/1/2026	3,500,000	(a)(b)
		7,904,754
Illinois 11.7%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033	586,251
200,000	Chicago Ref. G.O., Ser. 2020-A, 5.00%, due 1/1/2026	233,130
3,225,000	Coles Christian Clark Etc Cos. Comm. College Dist. #517 G.O., Ser. 2020, 5.00%, due 12/1/2022	3,462,982
1,000,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,028,641
1,000,000	Illinois Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.), Ser. 2020-A, 4.00%, due 12/15/2032	1,220,625
1,085,000	Illinois Fin. Au. Rev. (LOC Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), Ser. 2018, 4.00%, due 12/1/2038	1,238,377
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.)
1,065,000	Ser. 2018, (BAM Insured), 5.00%, due 12/1/2029	1,360,400
20,000	Ser. 2018, (BAM Insured), 4.00%, due 12/1/2042	22,459
1,750,000	Illinois St., Ser. 2021-A, 5.00%, due 3/1/2046	2,149,729
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,217,706
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,208,280
	Illinois St. G.O.
2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	3,570,168
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,402,668
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	2,308,969
	Peoria Co. Sch. Dist. # 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	459,668
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,183,513
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	1,118,002
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	622,962
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	628,763
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	1,070,600
665,000	Ser. 2014, 5.00%, due 12/1/2028	767,309
		27,861,202

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 1.2%
$375,000	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-B, 3.00%, due 11/1/2030	$392,946
	Indiana St. Hsg. & CDA Single Family Mtge. Rev.
1,000,000	Ser. 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	1,042,412
295,000	Ser. 2020-B-1, 1.60%, due 1/1/2031	296,494
550,000	Ser. 2020-B-1, 1.75%, due 7/1/2032	553,209
500,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	611,122
		2,896,183
Iowa 0.8%
1,050,000	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.), Ser. 2020, 5.00%, due 10/1/2027	1,299,739
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	682,430
		1,982,169
Kansas 1.2%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	360,510
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,247,345
1,245,000	Wyandotte Co. – Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032 Pre-Refunded 9/1/2022	1,324,723
		2,932,578
Kentucky 0.7%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,597,479
Louisiana 0.4%
145,000	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/2023	145,850
750,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	784,354
		930,204
Maryland 0.9%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	257,684	(b)
1,825,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	1,833,374
		2,091,058
Massachusetts 1.9%
1,200,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2021-G, 5.00%, due 7/1/2050	1,514,081
2,890,000	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2011-B, 5.00%, due 10/15/2035 Pre-Refunded 10/15/2021	2,953,432
		4,467,513

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Michigan 1.8%
$1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	$1,129,753
500,000	Michigan St. Fin. Au. Rev. Ref., Ser. 2020-B-1, Class 2, 5.00%, due 6/1/2049	599,251
730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	775,913
	Walled Lake Cons. Sch. Dist.
650,000	Ser. 2020, 5.00%, due 5/1/2032	867,462
675,000	Ser. 2020, 5.00%, due 5/1/2033	897,430
		4,269,809
Minnesota 0.6%
350,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	416,195
1,000,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	1,110,001
		1,526,196
Mississippi 2.9%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,545,639
2,800,000	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.), Ser. 2010-L, 0.03%, due 11/1/2035	2,800,000	(a)
325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	387,828
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,211,842
		6,945,309
Missouri 1.4%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,144,593
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
510,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	538,698
590,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	623,987
		3,307,278
Montana 0.7%
	Mizuho Floater/Residual Trust
500,000	Ser. 2021, (LOC: Mizuho Cap. Markets LLC), 0.31%, due 6/1/2034	500,000	(a)(b)
1,105,000	Ser. 2021, (LOC: Mizuho Cap. Markets LLC), 0.31%, due 6/1/2034	1,105,000	(a)(b)
		1,605,000
Nevada 0.3%
500,000	Clark Co. Sch. Dist. G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 6/15/2028	640,548
New Jersey 5.2%
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,400,806

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	$1,872,154
3,430,000	New Jersey St. G.O., Ser. 2020-A, 4.00%, due 6/1/2032	4,306,363
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	760,002
1,000,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref, Ser. 2018-A, 5.00%, due 12/15/2032	1,248,832
200,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/15/2028	254,024
350,000	New Jersey St. Turnpike. Au. Rev., Ser. 2021-A, 4.00%, due 1/1/2051	409,608
	Newark G.O.
750,000	Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2027	925,254
735,000	Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2028	921,931
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	318,395
		12,417,369
New York 13.4%
390,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	445,305
1,075,000	Erie Co., Ser. 2020, 3.00%, due 6/24/2021	1,079,491
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,373,097
	Long Beach, G.O.
335,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	341,674
520,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	563,914
	Long Island Pwr. Au. Elec. Sys. Gen. Rev.
800,000	Ser. 2020-A, 5.00%, due 9/1/2033	1,064,116
450,000	Ser. 2020-A, 5.00%, due 9/1/2034	595,824
	Metro. Trans. Au. Rev.
895,000	Ser. 2012-E, 4.00%, due 11/15/2038	923,559
3,000,000	Ser. 2020-A-1, 5.00%, due 2/1/2023	3,240,574
	Metro. Trans. Au. Rev. (Green Bond)
1,000,000	Ser. 2020-E, 5.00%, due 11/15/2032	1,301,748
500,000	Ser. 2020-E, 4.00%, due 11/15/2045	570,419
1,000,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	1,155,868
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	586,046
200,000	New York City G.O., Ser. 2010-G-4, (SPA: Barclays Bank PLC), 0.06%, due 3/1/2039	200,000	(a)
900,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2028	1,138,244
2,475,000	New York City Hsg. Dev. Corp. Rev., Ser.2020-C, 2.15%, due 8/1/2035	2,482,605
1,000,000	New York City IDA Rev. (Yankee Stadium LLC), Ser. 2020, 4.00%, due 3/1/2045	1,137,023
1,850,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2016-A-1, 4.00%, due 5/1/2031	2,126,757
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	385,382
600,000	Ser. 2019, 5.00%, due 12/1/2038	744,012
300,000	Ser. 2019, 5.00%, due 12/1/2039	371,223
	New York G.O.
65,000	Ser. 2018 E-1, 5.00%, due 3/1/2031	81,308
1,000,000	Subser. 2018-F-1, 5.00%, due 4/1/2034	1,241,733
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	907,682
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	860,175
200,000	New York St. HFA Rev. (North End Avenue Hsg.), Ser. 2004-A, (Fannie Mae Insured), 0.06%, due 11/15/2036	200,000	(a)
1,605,000	New York St. Urban Dev. Corp. Rev., Ser. 2020-E, 5.00%, due 3/15/2029	2,082,374	(d)

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	$561,087
1,000,000	Suffolk Co. G.O., Ser. 2021-II, 2.00%, due 8/19/2021	1,005,027
2,500,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,630,848	(c)
450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	508,466
		31,905,581
North Carolina 1.3%
100,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	110,583
750,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	831,158
2,000,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	2,252,482
		3,194,223
Ohio 3.6%
1,000,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2036	1,153,887
4,000,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	4,493,388
1,515,000	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028 Pre-Refunded 12/1/2021	1,557,750
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	1,059,345
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	250,324
		8,514,694
Oklahoma 1.8%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,465,134
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,892,998
		4,358,132
Oregon 0.6%
1,485,000	Multnomah Co. Sch. Dist. # 3 Park Rose G.O., Ser. 2011-A, 5.00%, due 6/30/2031 Pre-Refunded 6/30/2021	1,496,337
Pennsylvania 7.2%
2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	3,496,701	(d)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	1,169,913
500,000	Ser. 2017, 5.00%, due 11/1/2029	617,986
500,000	Ser. 2017, 5.00%, due 11/1/2030	614,729

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Luzerne Co. G.O. Ref
$500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	$591,179
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	186,171
300,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	354,708
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	84,947
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
450,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	532,061
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	627,033
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	297,459
1,000,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,167,556
350,000	Pennsylvania St. Turnpike Commission Rev., Ser. 2021-A, 4.00%, due 12/1/2050	404,564
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,463,261
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	515,553
800,000	Subser. 2019-A, 4.00%, due 12/1/2049	918,434
1,690,000	Philadelphia City Wtr. & Wastewater Rev. Ref., Ser. 2020-A, 5.00%, due 11/1/2039	2,221,223
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	946,360
		17,209,838
Puerto Rico 0.7%
1,391,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,567,045
Rhode Island 1.1%
500,000	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	519,570
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	654,936
1,410,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	1,428,007
		2,602,513
South Carolina 1.0%
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,301,724
Tennessee 2.1%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	754,313
1,985,000	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev., Ser. 2019-2, 3.00%, due 7/1/2039	2,113,229
1,500,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,708,221
405,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	507,147
		5,082,910
Texas 7.0%
590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	724,395
2,500,000	Collin Co. Comm. College Dist. G.O., Ser. 2020-A, 5.00%, due 8/15/2030	3,307,198
2,700,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	2,994,067
250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	313,079
1,250,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,376,797

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$125,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	$133,126
1,290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	1,540,375
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	908,220
1,420,000	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026	1,470,927
1,700,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2021, (LOC: Deutsche Bank AG), 0.36%, due 1/1/2061	1,700,000	(a)(b)
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,280,965
980,000	Texas St., Ser. 2020, 4.00%, due 8/26/2021	992,054
		16,741,203
Utah 1.4%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	824,965
380,000	Ser. 2018, 5.00%, due 5/1/2034	472,240
	Utah Infrastructure Agcy. Telecommunication Rev.
200,000	Ser. 2019-A, 4.00%, due 10/15/2036	231,492
500,000	Ser. 2021-A, 4.00%, due 10/15/2038	582,798
265,000	Utah St. G.O., Ser. 2020-B, 3.00%, due 7/1/2030	302,935
975,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,058,575
		3,473,005
Virginia 1.0%
2,000,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027	2,449,501
Washington 0.6%
	North Thurston Pub. Sch. G.O.
85,000	Ser. 2016, 4.00%, due 12/1/2028	98,189
150,000	Ser. 2016, 4.00%, due 12/1/2029	172,299
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800,000	Ser. 2016, 4.00%, due 12/1/2029	918,926
225,000	Ser. 2016, 4.00%, due 12/1/2030	257,383
		1,446,797
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	889,461
Wisconsin 0.9%
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	556,902	(b)
565,000	Tender Option Bond Trust Receipts/Certificates, Ser. 2020, (LOC: Mizuho Cap. Markets LLC), 0.26%, due 6/15/2045	565,000	(a)(b)

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	$1,119,909
		2,241,811
	Total Investments 100.6% (Cost $229,359,761)	240,284,769
	Liabilities Less Other Assets (0.6)%	(1,485,155)
	Net Assets 100.0%	$238,799,614

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2021.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $13,546,586, which represents 5.7% of net assets of the Fund.

(c)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $3,986,543, which represents 1.7% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $5,579,075.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$240,284,769	$—	$240,284,769
Total Investments	$—	$240,284,769	$—	$240,284,769

(a)  The Schedule of Investments provides information on the state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) April 30, 2021

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 4.1%
$2,343,587	U.S. Treasury Inflation-Indexed Note, 0.13%, due 7/15/2030	$2,575,749	(a)
985,000	U.S. Treasury Note, 0.13%, due 2/28/2023	984,577
	Total U.S. Treasury Obligations (Cost $3,589,276)	3,560,326
Mortgage-Backed Securities 33.2%
Collateralized Mortgage Obligations 12.6%
281,702	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	286,939	(b)(c)
897,600	Brass No. 10 PLC, Ser. 10A, Class A1, 0.67%, due 4/16/2069	897,989	(b)(c)
229,395	Connecticut Avenue Securities Trust, Ser. 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 2.41%, due 8/25/2031	231,064	(c)(d)
	Fannie Mae Connecticut Avenue Securities
849,079	Ser. 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.11%, due 9/25/2028	896,084	(d)
258,502	Ser. 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.41%, due 10/25/2028	271,486	(d)
265,487	Ser. 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 4.36%, due 1/25/2029	278,304	(d)
603,570	Ser. 2016-C06, Class 1M2, (1M USD LIBOR + 4.25%), 4.36%, due 4/25/2029	629,371	(d)
217,661	Ser. 2016-C07, Class 2M2, (1M USD LIBOR + 4.35%), 4.46%, due 5/25/2029	226,862	(d)
296,199	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.11%, due 10/25/2029	304,382	(d)
732,668	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.31%, due 1/25/2030	742,133	(d)
751,551	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.36%, due 7/25/2030	759,094	(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes
915,166	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.36%, due 7/25/2029	950,105	(d)
530,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.61%, due 3/25/2030	542,018	(d)
465,288	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.46%, due 4/25/2030	472,466	(d)
71,341	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 0.86%, due 10/25/2048	71,341	(c)(d)
69,670	Ser. 2019-DNA2, Class M2, (1M USD LIBOR + 2.45%), 2.56%, due 3/25/2049	70,850	(c)(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
870,000	Ser. 2021-DNA3, Class M2, (SOFR30A + 2.10%), 2.11%, due 10/25/2033	882,548	(c)(d)
730,000	Ser. 2021-DNA1, Class M1, (SOFR30A + 0.65%), 0.66%, due 1/25/2051	730,000	(c)(d)
555,603	GCAT Trust, Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	564,300	(c)(e)
35,261	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 1.24%, due 6/19/2034	36,666	(d)
647,730	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	662,445	(b)(c)
478,799	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	485,767	(b)(c)
		10,992,214
Commercial Mortgage-Backed 20.3%
1,222,765	BANK, Ser. 2020-BN30, Class A1, 0.45%, due 12/15/2053	1,218,386
660,318	BBCMS Mortgage Trust, Ser. 2020-C7, Class A1, 1.08%, due 4/15/2053	663,874
890,000	BBCMS Trust, Ser. 2013-TYSN, Class B, 4.04%, due 9/5/2032	889,907	(c)
390,689	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 0.87%, due 11/15/2035	390,689	(c)(d)
260,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.02%, due 2/16/2037	259,676	(c)(d)
59,168	CD Mortgage Trust, Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	59,272
	Citigroup Commercial Mortgage Trust
660,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	726,857
70,712	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	70,746
310,534	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	315,650
	Commercial Mortgage Trust
187,757	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	189,633
1,000,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,010,477
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	1,036,782

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,409,408	Ser. 2014-UBS3, Class XA, 1.23%, due 6/10/2047	$38,953	(b)(f)
690,613	Ser. 2014-CR19, Class ASB, 3.50%, due 8/10/2047	725,393
5,495,080	Ser. 2014-UBS6, Class XA, 1.03%, due 12/10/2047	137,687	(b)(f)
	CSAIL Commercial Mortgage Trust
7,566,838	Ser. 2016-C5, Class XA, 1.08%, due 11/15/2048	254,483	(b)(f)
902,160	Ser. 2016-C5, Class ASB, 3.53%, due 11/15/2048	957,175
375,509	Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	378,766
70,976	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	71,064
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	135,202	(b)(f)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,868,998	Ser. KW03, Class X1, 0.98%, due 6/25/2027	229,421	(b)(f)
3,423,682	Ser. K095, Class X1, 1.08%, due 6/25/2029	231,477	(b)(f)
5,291,304	Ser. K096, Class X1, 1.26%, due 7/25/2029	430,864	(b)(f)
4,100,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	430,754	(b)(f)
	GS Mortgage Securities Trust
430,000	Ser. 2019-BOCA, Class A, (1M USD LIBOR + 1.20%), 1.32%, due 6/15/2038	430,534	(c)(d)
730,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	721,153	(c)
500,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	515,120
65,004,527	Ser. 2013-GC13, Class XA, 0.10%, due 7/10/2046	111,112	(b)(f)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	107,088
315,431	Morgan Stanley Capital I Trust, Ser. 2011-C2, Class A4, 4.66%, due 6/15/2044	317,253	(c)
697,000	VNDO Mortgage Trust, Ser. 2012-6AVE, Class E, 3.45%, due 11/15/2030	713,261	(b)(c)
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	1,030,812	(b)
57,771	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	57,770
330,158	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	332,203
1,000,416	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,021,440
4,060,120	Ser. 2019-C52, Class XA, 1.76%, due 8/15/2052	416,869	(b)(f)
910,000	WFRBS Commercial Mortgage Trust, Ser. 2014-C25, Class A5, 3.63%, due 11/15/2047	990,062
		17,617,865
Fannie Mae 0.2%
	Pass-Through Certificates
153,229	4.50%, due 4/1/2039 – 5/1/2044	171,176
Freddie Mac 0.1%
	Pass-Through Certificates
113,242	4.50%, due 11/1/2039	127,270
Total Mortgage-Backed Securities (Cost $29,140,480)		28,908,525
Corporate Bonds 51.9%
Advertising 0.2%
130,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, due 6/15/2025	137,963	(c)
Aerospace & Defense 1.7%
1,150,000	Boeing Co., 2.20%, due 2/4/2026	1,152,064
120,000	Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	128,584	(c)
150,000	TransDigm, Inc., 6.25%, due 3/15/2026	158,812	(c)
		1,439,460

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Agriculture 0.5%
$465,000	BAT Capital Corp., 2.26%, due 3/25/2028	$456,005
Airlines 3.3%
930,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026	976,500	(c)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	127,912	(c)
465,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	498,783	(c)
	United Continental Holdings, Inc.
150,000	4.25%, due 10/1/2022	152,938
850,000	4.88%, due 1/15/2025	862,219
200,000	4.38%, due 4/15/2026	207,544	(c)
		2,825,896
Auto Manufacturers 2.4%
390,000	Ford Motor Credit Co. LLC, 5.13%, due 6/16/2025	426,036
	General Motors Financial Co., Inc.
470,000	2.75%, due 6/20/2025	494,625
300,000	2.70%, due 8/20/2027	308,890
	Volkswagen Group of America Finance LLC
490,000	0.88%, due 11/22/2023	492,162	(c)
295,000	3.35%, due 5/13/2025	319,307	(c)
		2,041,020
Auto Parts & Equipment 0.3%
210,000	Goodyear Tire & Rubber Co., 9.50%, due 5/31/2025	236,775
50,000	Meritor, Inc., 6.25%, due 6/1/2025	53,493	(c)
		290,268
Banks 8.5%
450,000	Banco Santander SA, 2.75%, due 5/28/2025	474,567
550,000	Bank of America Corp., Ser. L, 3.95%, due 4/21/2025	604,956
930,000	Citigroup, Inc., 3.35%, due 4/24/2025	997,045	(g)
1,525,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 1.60%), 1.79%, due 11/29/2023	1,571,064	(d)
600,000	JPMorgan Chase & Co., 2.30%, due 10/15/2025	625,838	(g)
935,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	943,728	(g)
1,330,000	Morgan Stanley, (SOFR + 0.70%), 0.71%, due 1/20/2023	1,332,634	(d)
810,000	Wells Fargo & Co., 3.75%, due 1/24/2024	876,606
		7,426,438
Chemicals 1.1%
920,000	LYB International Finance III LLC, (3M USD LIBOR + 1.00%), 1.20%, due 10/1/2023	922,095	(d)
Commercial Services 0.7%
390,000	APX Group, Inc., 8.50%, due 11/1/2024	406,575
200,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, due 4/15/2024	213,500	(c)
		620,075

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Distribution - Wholesale 0.2%
$130,000	Performance Food Group, Inc., 6.88%, due 5/1/2025	$138,954	(c)
Diversified Financial Services 2.5%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
700,000	4.50%, due 9/15/2023	753,880
460,000	6.50%, due 7/15/2025	541,394
895,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	895,000	(c)(h)
		2,190,274
Electric 1.5%
980,000	NextEra Energy Capital Holdings, Inc., 0.65%, due 3/1/2023	983,088
340,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	312,494	(c)
		1,295,582
Entertainment 1.0%
195,000	Cinemark USA, Inc., 8.75%, due 5/1/2025	212,306	(c)
200,000	Int'l Game Technology PLC, 4.13%, due 4/15/2026	206,082	(c)
205,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	208,844	(c)
80,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	80,500	(c)
185,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	199,868	(c)
		907,600
Food Service 0.6%
	Aramark Services, Inc.
200,000	5.00%, due 4/1/2025	205,250	(i)(c)
280,000	6.38%, due 5/1/2025	297,850	(c)
		503,100
Gas 1.4%
430,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 0.57%, due 3/9/2023	430,242	(d)
815,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 0.68%, due 3/2/2023	815,182	(d)
		1,245,424
Housewares 0.2%
155,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	165,462	(c)
Leisure Time 1.4%
	Carnival Corp.
635,000	10.50%, due 2/1/2026	748,443	(c)
225,000	5.75%, due 3/1/2027	237,236	(c)
170,000	NCL Corp. Ltd., 12.25%, due 5/15/2024	207,364	(c)
		1,193,043

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Machinery - Diversified 0.5%
$465,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.64%, due 4/5/2023	$464,737	(d)
Media 1.8%
350,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/2025	398,028
280,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	287,000	(i)(c)
450,000	Fox Corp., 3.05%, due 4/7/2025	480,879
150,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	159,799
270,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	274,725	(c)
		1,600,431
Mining 0.3%
255,000	First Quantum Minerals Ltd., 7.50%, due 4/1/2025	264,722	(c)
Miscellaneous Manufacturer 2.0%
1,730,000	General Electric Capital Corp., (3M USD LIBOR + 1.00%), 1.18%, due 3/15/2023	1,750,175	(d)
Oil & Gas 2.6%
220,000	Apache Corp., 4.63%, due 11/15/2025	232,375
1,090,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 0.84%, due 9/19/2022	1,094,785	(d)
170,000	Occidental Petroleum Corp., 5.50%, due 12/1/2025	182,750
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	77,976
450,000	Petroleos Mexicanos, (3M USD LIBOR + 3.65%), 3.83%, due 3/11/2022	455,634	(d)
200,000	Range Resources Corp., 9.25%, due 2/1/2026	219,616
		2,263,136
Oil & Gas Services 0.2%
120,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 4/1/2026	125,843
Pharmaceuticals 2.5%
1,730,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.83%, due 11/21/2022	1,740,653	(d)
330,000	Upjohn, Inc., 1.65%, due 6/22/2025	333,326	(c)
130,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	134,063	(c)
		2,208,042
Pipelines 3.6%
130,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	132,113
290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	313,490	(c)
220,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	229,625
115,000	EQM Midstream Partners L.P., 6.00%, due 7/1/2025	125,638	(c)
130,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, due 10/1/2025	130,650
500,000	Kinder Morgan, Inc., 5.63%, due 11/15/2023	554,240	(c)
540,000	MPLX L.P., 4.88%, due 6/1/2025	608,861
570,000	New Fortress Energy, Inc., 6.50%, due 9/30/2026	581,588	(c)
75,000	Rattler Midstream L.P., 5.63%, due 7/15/2025	79,031	(c)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
$210,000	5.50%, due 9/15/2024	$213,937	(c)
120,000	7.50%, due 10/1/2025	131,100	(c)
		3,100,273
Real Estate 0.5%
	Realogy Group LLC/Realogy Co-Issuer Corp.
235,000	4.88%, due 6/1/2023	244,400	(c)
185,000	7.63%, due 6/15/2025	202,112	(c)
		446,512
Real Estate Investment Trusts 1.0%
515,000	American Tower Corp., 1.60%, due 4/15/2026	517,942
100,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 4.63%, due 6/15/2025	106,388	(c)
200,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	215,500	(c)
		839,830
Retail 2.0%
1,770,000	7-Eleven, Inc., 0.80%, due 2/10/2024	1,767,478	(c)
Semiconductors 0.7%
600,000	Broadcom, Inc., 3.15%, due 11/15/2025	642,635	(j)
Software 2.2%
122,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, due 1/31/2026	127,795	(c)
460,000	Infor, Inc., 1.45%, due 7/15/2023	466,109	(c)
1,300,000	Oracle Corp., 1.65%, due 3/25/2026	1,313,036
		1,906,940
Telecommunications 4.5%
	AT&T, Inc.
400,000	(3M USD LIBOR + 0.89%), 1.08%, due 2/15/2023	403,236	(d)
1,090,000	1.70%, due 3/25/2026	1,095,094
450,000	1.65%, due 2/1/2028	438,351
200,000	Numericable-SFR SA, 7.38%, due 5/1/2026	207,360	(c)
450,000	T-Mobile USA, Inc., 3.50%, due 4/15/2025	487,971	(c)
	Verizon Communications, Inc.
815,000	1.45%, due 3/20/2026	820,101
450,000	2.63%, due 8/15/2026	478,528
		3,930,641
	Total Corporate Bonds (Cost $44,262,134)	45,110,054
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 6.0%
$358,112	Consumer Loan Underlying Bond Club Certificate Issuer Trust I, Ser. 2019-HP1, Class A, 2.59%, due 12/15/2026	$361,784	(c)
	CoreVest American Finance Trust
42,056	Ser. 2017-1, Class A, 2.97%, due 10/15/2049	42,174	(c)
100,000	Ser. 2017-1, Class B, 3.36%, due 10/15/2049	101,163	(c)
1,000,000	Dryden 64 CLO Ltd., Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 2.84%, due 4/18/2031	972,144	(c)(d)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 4.08%, due 10/25/2032	1,004,972	(c)(d)
960,000	PFS Financing Corp., Ser. 2021-A, Class A, 0.71%, due 4/15/2026	957,574	(c)
109,582	Prosper Marketplace Issuance Trust, Ser. 2019-4A, Class A, 2.48%, due 2/17/2026	109,878	(c)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 3.38%, due 4/15/2033	501,452	(c)(d)
187,972	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	190,365
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 4.19%, due 7/19/2028	999,988	(c)(d)
	Total Asset-Backed Securities (Cost $5,209,691)	5,241,494
NUMBER OF SHARES
Exchange-Traded Funds 2.9%
91,665	SPDR Bloomberg Barclays Short Term High Yield Bond ETF (Cost $2,474,038)	2,516,204
Short-Term Investments 0.5%
Investment Companies 0.5%
435,745	State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(k) (Cost $435,745)	435,745	(l)
	Total Investments 98.6% (Cost $85,111,364)	85,772,348
	Other Assets Less Liabilities 1.4%	1,180,891	(m)
	Net Assets 100.0%	$86,953,239

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2021.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $28,205,031, which represents 32.4% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2021 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2021.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)  Payment-in-kind (PIK) security.

(i)  The security or a portion of this security is on loan at April 30, 2021. Total value of all such securities at April 30, 2021 amounted to $427,133 for the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for futures with a total value of $642,635.

(k)  Represents 7-day effective yield as of April 30, 2021.

(l)  Represents investment of cash collateral received from securities lending.

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$74,896,623	86.1%
Cayman Islands	4,633,232	5.4%
United Kingdom	2,297,722	2.6%
Ireland	1,295,274	1.5%
Germany	811,469	1.0%
Spain	474,567	0.5%
Mexico	455,634	0.5%
Zambia	264,722	0.3%
France	207,360	0.2%
Short-Term Investments and Other Assets—Net	1,616,636	1.9%
	$86,953,239	100.0%

Derivative Instruments

Futures contracts ("futures")

At April 30, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	258	U.S. Treasury Note, 2 Year	$56,955,516	$(19,969)
Total Long Positions			$56,955,516	$(19,969)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	147	U.S. Treasury Note, 5 Year	$(18,218,813)	$56,901
6/2021	15	U.S. Treasury Note, 10 Year	(1,980,469)	(3,625)
6/2021	24	U.S. Treasury Note, Ultra 10 Year	(3,493,125)	17,969
Total Short Positions			$(23,692,407)	$71,245
Total Futures				$51,276

At April 30, 2021, the Fund had $147,520 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2021, the average notional value for the months where the Fund had futures outstanding was $39,866,358 for long positions and $(19,339,420) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$3,560,326	$—	$3,560,326
Mortgage-Backed Securities(a)	—	28,908,525	—	28,908,525
Corporate Bonds(a)	—	45,110,054	—	45,110,054
Asset-Backed Securities	—	5,241,494	—	5,241,494
Exchange-Traded Funds	2,516,204	—	—	2,516,204
Short-Term Investments	—	435,745	—	435,745
Total Investments	$2,516,204	$83,256,144	$—	$85,772,348

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$74,870	$—	$—	$74,870
Liabilities	(23,594)	—	—	(23,594)
Total	$51,276	$—	$—	$51,276

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) April 30, 2021

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments (b) 7.0%
Aerospace & Defense 0.2%
$1,267,200	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.50%, due 1/17/2027	$1,265,084	(c)
1,031,935	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.11%, due 9/21/2026	1,034,298
780,823	Peraton Holding Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 2/1/2028	779,848
	TransDigm, Inc.
143,188	Term Loan E, (1M USD LIBOR + 2.25%), 2.36%, due 5/30/2025	141,343
1,297,349	Term Loan F, (1M USD LIBOR + 2.25%), 2.36%, due 12/9/2025	1,280,548
		4,501,121
Air Transport 0.2%
1,620,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 4/20/2028	1,664,550
1,133,073	American Airlines, Inc., Term Loan B, (USD LIBOR + 2.00%), due 4/28/2023	1,089,483	(d)(e)
895,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/20/2027	939,419
1,625,000	United Airlines, Inc., Term Loan B, (USD LIBOR + 3.75%), due 4/13/2028	1,642,989	(d)(e)
		5,336,441
Automotive 0.2%
1,047,926	Clarios Global LP, Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 4/30/2026	1,036,398
813,574	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.36%, due 12/12/2025	811,996
2,160,000	First Brands, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	2,169,007
818,308	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 10/1/2025	797,850
853,160	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 2/5/2026	840,969
		5,656,220
Building & Development 0.2%
1,081,452	Cornerstone Building Brands, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.36%, due 4/12/2028	1,070,638
874,086	CPG International Inc., Term Loan, (3M USD LIBOR + 2.50%), 3.25%, due 5/5/2024	872,057
446,269	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	445,943
1,079,575	White Cap Buyer LLC, Term Loan B, (3M USD LIBOR + 4.00%), 4.50%, due 10/19/2027	1,078,787
1,480,686	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.50%), 4.50%, due 12/19/2026	1,477,695
		4,945,120
Business Equipment & Services 1.0%
1,572,393	APX Group, Inc., Term Loan, (1M USD LIBOR + 4.00%, 1M USD LIBOR + 5.00%), 5.11% – 7.25%, due 12/31/2025	1,572,393	(c)
1,341,350	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	1,339,218	(c)
	Colorado Buyer Inc.
1,092,163	Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	1,061,790
1,090,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.25%, due 5/1/2025	1,076,985
912,303	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.11%, due 1/4/2026	891,612
2,699,600	Deerfield Dakota Holding, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 4/9/2027	2,702,975

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$2,168,612	Dun & Bradstreet Corporation (The), Term Loan, (1M USD LIBOR + 3.25%), 3.36%, due 2/6/2026	$2,155,731
1,078,142	Endure Digital Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	1,066,692
3,086,675	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.36%, due 10/30/2026	3,087,972
1,072,313	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	1,073,921
1,561,629	Learning Care Group, Inc., First Lien Term Loan, (6M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	1,534,019
635,212	Loire Finco Luxembourg S.a.r.l., Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 4/21/2027	625,157
295,000	Packaging Coordinators Midco, Inc., First Lien Term Loan, (6M USD LIBOR + 3.75%), 4.50%, due 11/30/2027	294,817
1,270,400	Presidio, Inc., Term Loan B, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.62% – 3.72%, due 1/22/2027	1,265,102	(c)
3,204,119	Prime Security Services Borrower, LLC, Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%, 1Y USD LIBOR + 2.75%), 3.50%, due 9/23/2026	3,197,903	(c)
820,525	Solera, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 3/3/2023	815,618
2,174,075	Tech Data Corporation, Term Loan, (1M USD LIBOR + 5.50%), 5.61%, due 6/30/2025	2,178,162
1,144,669	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 11/2/2026	1,142,757
1,549,379	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 3/2/2027	1,539,975
550,255	West Corporation, Term Loan B1, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	532,218	(c)
924,755	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 2.90% – 2.94%, due 5/18/2025	902,218	(c)
		30,057,235
Cable & Satellite Television 0.2%
709,944	Altice Financing SA, Term Loan B, (3M USD LIBOR + 2.75%), 2.93%, due 7/15/2025	695,390
4,850,435	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.20%, due 8/14/2026	4,831,373
1,336,650	Radiate Holdco, LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 9/25/2026	1,337,211
451,875	WideOpenWest Finance LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 8/18/2023	450,655
		7,314,629
Chemicals & Plastics 0.1%
646,645	Diamond (BC) B.V., Term Loan, (2M USD LIBOR + 3.00%), 3.15% – 3.19%, due 9/6/2024	643,412	(c)
1,021,047	PQ Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 4.00%, due 2/7/2027	1,020,281
856,679	Solenis Holdings LLC, First Lien Term Loan, (3M USD LIBOR + 4.00%), 4.19%, due 6/26/2025	853,732
		2,517,425
Clothing - Textiles 0.0%(f)
1,119,102	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	1,073,566

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Containers & Glass Products 0.2%
$1,010,000	Altium Packaging LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.25%, due 2/3/2028	$998,850
	Berlin Packaging LLC
781,602	First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.11% – 3.21%, due 11/7/2025	770,003	(c)
305,000	Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 3/5/2028	301,663
1,036,543	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 3.44%, due 4/3/2024	1,000,264
1,983,814	Graham Packaging Company Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 8/4/2027	1,977,505
	TricorBraun Holdings, Inc.
6,411	Term Loan DD, (3M USD LIBOR + 3.25%), 3.75% – 3.75%, due 3/3/2028	6,346
855,100	Term Loan, (3M USD LIBOR + 3.25%), 3.75%, due 3/3/2028	846,430
1,226,068	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.00%), 4.00%, due 10/17/2024	1,217,645
		7,118,706
Cosmetics - Toiletries 0.1%
3,236,700	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.50%, due 10/1/2026	3,235,179
Diversified Insurance 0.2%
1,137,150	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 10/1/2027	1,137,150
	Hub International Limited
2,157,729	Term Loan B, (USD LIBOR + 3.25%), due 4/25/2025	2,154,363	(d)(e)
2,277,024	Term Loan B, (3M USD LIBOR + 3.00%), 3.15% – 3.18%, due 4/25/2025	2,245,510	(c)
		5,537,023
Drugs 0.0%(f)
1,317,881	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 6/2/2025	1,315,324
Electronics - Electrical 1.1%
4,266,036	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 2.00%, 3M USD LIBOR + 3.00%), 3.50% – 5.25%, due 9/19/2024	4,247,393	(c)
327,084	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 2/12/2025	326,430
1,002,425	By Crown Parent, LLC, Term Loan B1, (1M USD LIBOR + 3.00%), 4.00%, due 2/2/2026	1,001,172
1,321,713	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 4/6/2026	1,310,981
2,009,900	Epicor Software Corporation, Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/30/2027	2,005,780
889,862	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	891,135
1,904,691	Hyland Software, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 7/1/2024	1,905,281
1,620,000	Ingram Micro Inc., Term Loan B, (USD LIBOR + 3.50%), due 3/31/2028	1,620,000	(d)(e)
	Ivanti Software, Inc.
395,000	Term Loan B, (3M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	388,088
1,255,000	Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/1/2027	1,247,420	(d)(e)
1,935,187	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 9/30/2024	1,933,735

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,637,594	Poseidon Intermediate LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 8/18/2025	$1,636,235
2,148,923	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.12%, due 4/26/2024	2,140,864
4,305,000	Rackspace Technology Global, Inc., Term Loan, (3M USD LIBOR + 2.75%), 3.50%, due 2/15/2028	4,267,805
1,167,903	Redstone Buyer LLC, Term Loan, (USD LIBOR + 4.75%), due 4/15/2028	1,155,734	(d)(e)
1,051,338	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 7/1/2026	1,046,144
1,167,075	Sophia, L.P., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 10/7/2027	1,166,106
2,335,526	Tibco Software Inc., Term Loan B3, (1M USD LIBOR + 3.75%), 3.87%, due 6/30/2026	2,317,262
1,413,463	Uber Technologies, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.61%, due 2/16/2027	1,409,929	(d)(e)
1,074,553	Ultimate Software Group Inc. (The), Term Loan, (3M USD LIBOR + 3.25%), 4.00%, due 5/4/2026	1,074,886
405,900	VS Buyer, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 2/28/2027	402,348
1,149,457	ZoomInfo LLC, Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 2/2/2026	1,146,940
		34,641,668
Financial Intermediaries 0.4%
1,770,657	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.61%, due 2/12/2027 Asurion LLC	1,752,401
1,090,000	Term Loan B6, (1M USD LIBOR + 3.00%), 3.11%, due 11/3/2023	1,087,046
1,993,598	Term Loan B7, (1M USD LIBOR + 3.00%), 3.11%, due 11/3/2024	1,981,138
160,000	Term Loan B9, (1M USD LIBOR + 3.25%), 3.36%, due 7/31/2027	158,766
703,238	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	703,238
1,080,000	Citadel Securities LP, Term Loan B, (1M USD LIBOR + 2.50%), 2.61%, due 2/29/2028	1,069,200
1,214,509	Edelman Financial Center, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 4/7/2028	1,208,595
1,162,087	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.50%, due 9/24/2027	1,160,275
458,176	PI US MergerCo, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.50%, due 1/3/2025	457,433
	Sedgwick Claims Management Services, Inc.
1,620,855	Term Loan B, (USD LIBOR + 3.25%), due 12/31/2025	1,596,753	(d)(e)
540,375	Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 9/3/2026	537,241
		11,712,086
Health Care 0.9%
	Agiliti Health, Inc.
687,980	Term Loan, (1M USD LIBOR + 2.75%), 2.88%, due 1/4/2026	681,100
407,532	Term Loan, (1M USD LIBOR + 2.75%), 3.50%, due 1/4/2026	404,476	(g)
3,206,401	Athenahealth, Inc., Term Loan B1, (3M USD LIBOR + 4.25%), 4.45%, due 2/11/2026	3,214,417
	Aveanna Healthcare, LLC
1,643,676	First Lien Term Loan, (3M USD LIBOR + 4.25%), 5.25%, due 3/18/2024	1,638,022
149,250	Term Loan, (3M USD LIBOR + 6.25%), 7.25%, due 3/18/2024	149,126
1,390,211	Emerald TopCo Inc., Term Loan, (3M USD LIBOR + 3.50%), 3.61%, due 7/24/2026	1,376,657
932,633	Ensemble RCM, LLC, Term Loan, (USD LIBOR + 3.75%), due 8/3/2026	929,798	(d)(e)
2,257,563	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 10/10/2025	1,888,248
639,475	EyeCare Partners, LLC, Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 2/18/2027	630,925
1,098,572	Heartland Dental, LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%), 3.61%, due 4/30/2025	1,082,841	(d)(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,620,000	MedRisk, Inc., Term Loan B, (USD LIBOR + 3.75%), due 4/1/2028	$1,611,220	(d)(e)
1,774,249	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 3.75%,	1,764,278
	due 6/7/2023
920,700	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 10/22/2026	916,096	(g)
511,417	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 6/30/2025	510,521
964,601	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 9/27/2024	955,360
730,633	Pearl Intermediate Parent LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.36%, due 2/14/2025	725,460
868,388	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.25%, due 2/14/2025	866,217
1,107,702	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 11/16/2025	1,103,017
1,681,707	Select Medical Corporation, Term Loan B, (1M USD LIBOR + 2.25%), 2.37%, due 3/6/2025	1,661,745
2,245,823	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	2,087,851
3,315,250	Verscend Holding Corp., Term Loan B, (3M USD LIBOR + 4.00%), 4.18%, due 8/27/2025	3,312,134
		27,509,509
Industrial Equipment 0.2%
978,629	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.25%, due 8/1/2025	966,885
1,079,616	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	1,073,679
587,013	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 4.86%, due 6/26/2026	581,859
1,004,951	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 3/29/2025	994,067
705,338	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 4.20%, due 9/30/2026	702,693	(g)
844,678	Pro Mach Group, Inc., Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 3/7/2025	842,566	(c)
		5,161,749
Leisure Goods - Activities - Movies 0.3%
636,800	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 3/1/2025	632,291
1,533,412	Carnival Corporation, Term Loan B, (1M USD LIBOR + 7.50%), 8.50%, due 6/30/2025	1,577,498
783,875	Creative Artists Agency, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 11/26/2026	776,279
855,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	849,195
554,681	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.61%, due 5/22/2024	535,545
1,078,671	Life Time Fitness Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	1,082,047
1,620,000	Playtika Holding Corp, Term Loan, (1M USD LIBOR + 2.75%), 2.86%, due 3/13/2028	1,610,685
770,200	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	760,572
		7,824,112

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Lodging & Casinos 0.1%
	Caesars Resort Collection, LLC
$955,960	First Lien Term Loan B, (1M USD LIBOR + 2.75%), 2.86%, due 12/23/2024	$944,843
1,169,125	Term Loan B1, (1M USD LIBOR + 4.50%), 4.61%, due 7/21/2025	1,171,802
968,737	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	959,854
684,509	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%), 2.86%, due 8/14/2024	674,111
		3,750,610
Nonferrous Metals/Minerals 0.0%(f)
1,128,973	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	1,087,111
Oil & Gas 0.3%
1,207,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.00%, due 11/1/2025	1,335,751
1,307,877	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 10/31/2024	1,279,156
1,348,916	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	1,327,482
1,145,660	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	1,133,390
2,185,523	Oryx Midstream Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.11%, due 5/22/2026	2,150,009
1,650,529	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 4.86%, due 3/11/2026	1,601,425
1,105,888	Traverse Midstream Partners LLC, Term Loan, (1M USD LIBOR + 5.50%), 6.50%, due 9/27/2024	1,104,848
		9,932,061
Property & Casualty Insurance 0.1%
1,907,057	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.36%, due 5/9/2025	1,881,922
Radio & Television 0.0%(f)
1,337,874	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 2.86%, due 3/15/2024	1,333,044
Retailers (except food & drug) 0.2%
	EG America LLC
1,655,027	Term Loan, (3M USD LIBOR + 4.00%), 4.20%, due 2/7/2025	1,630,201
61,593	Second Lien Term Loan, (3M USD LIBOR + 8.00%), 9.00%, due 4/20/2026	61,439
520,000	EG Group Limited, Term Loan, (USD LIBOR + 4.25%), due 3/10/2026	516,100	(d)(e)
3,236,887	Great Outdoors Group, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.00%, due 3/6/2028	3,248,023
1,080,000	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 3/3/2028	1,073,099
		6,528,862

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Steel 0.1%
$650,991	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.11%, due 9/20/2024	$647,736	(g)
863,538	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	861,380	(c)(g)
		1,509,116
Surface Transport 0.0%(f)
	Hertz Corporation, (The)
566,241	Term Loan DIP DD, (1M USD LIBOR + 7.25%, 3M USD LIBOR + 7.25%), 8.25%, due 12/31/2021	568,835	(c)
542,115	Term Loan B, (1M USD LIBOR + 2.75%), 3.50%, due 6/30/2023	543,470
		1,112,305
Telecommunications 0.3%
1,518,473	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.36%, due 3/15/2027	1,499,872
474,813	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.25%, due 10/2/2027	473,626
1,345,072	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 2.95%, due 5/31/2025	1,150,776
	Intelsat Jackson Holdings S.A.
641,383	Term Loan DIP, (3M USD LIBOR + 3.60%, 3M USD LIBOR + 5.50%), 6.50%, due 7/13/2022	647,797
1,337,500	Term Loan B3, (1M USD LIBOR + 4.75%), 8.00%, due 11/27/2023	1,357,736
2,176,645	Iridium Satellite LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 11/4/2026	2,179,366
937,730	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	936,164
881,882	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.11%, due 3/9/2027	872,472
		9,117,809
Utilities 0.4%
1,905,260	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 3.69%, due 9/30/2024	1,901,983
1,083,152	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	997,269
984,395	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 3.86%, due 12/13/2025	950,758
4,310,670	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	4,295,410	(c)
723,507	Kestrel Acquisition, LLC, Term Loan B, (6M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	657,183
	Lonestar II Generation Holdings LLC
991,391	Term Loan B, (1M USD LIBOR + 5.00%), 5.11%, due 4/20/2026	967,846
121,086	Term Loan C, (1M USD LIBOR + 5.00%), 5.11%, due 4/20/2026	118,210
766,667	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	752,568
667,900	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 3.86%, due 7/8/2026	649,252
		11,290,479
	Total Loan Assignments (Cost $212,774,222)	213,000,432

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
U.S. Treasury Obligations 6.1%
$17,200,000	U.S. Treasury Bills, 0.10%, due 5/20/2021	$17,199,919	(h)(i)
12,000,000	U.S. Treasury Bond, 1.88%, due 2/15/2051	10,916,250
	U.S. Treasury Inflation-Indexed Bonds(j)
2,230,021	0.63%, due 1/15/2026	2,502,588
5,863,440	0.50%, due 1/15/2028	6,605,074
31,578,573	0.13%, due 1/15/2030 – 7/15/2030	34,605,219
33,903,311	1.00%, due 2/15/2046 – 2/15/2048	42,439,242
25,294,833	0.25%, due 2/15/2050	26,962,382
44,260,000	U.S. Treasury Note, 1.25%, due 3/31/2028	44,128,603
	Total U.S. Treasury Obligations (Cost $179,998,267)	185,359,277
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	3,038,050
Mortgage-Backed Securities 25.1%
Collateralized Mortgage Obligations 7.9%
	Connecticut Avenue Securities Trust
11,291,694	Ser. 2019-R04, Class 2M2, (1M USD LIBOR + 2.10%), 2.21%, due 6/25/2039	11,326,981	(b)(k)
2,847,826	Ser. 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 2.21%, due 9/25/2039	2,858,781	(b)(k)
	Fannie Mae Connecticut Avenue Securities
4,628,778	Ser. 2017-C02, Class 2ED3, (1M USD LIBOR + 1.35%), 1.46%, due 9/25/2029	4,649,194	(b)
15,578,800	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 3.76%, due 9/25/2029	16,126,459	(b)(l)
19,149,709	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.11%, due 10/25/2029	19,678,770	(b)
5,833,495	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 2.96%, due 11/25/2029	5,970,212	(b)
989,606	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.31%, due 1/25/2030	1,002,390	(b)
562,128	Ser. 2017-C05, Class 1M2A, (1M USD LIBOR + 2.20%), 2.31%, due 1/25/2030	563,963	(b)
13,758,852	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 2.76%, due 2/25/2030	14,012,934	(b)
6,611,886	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 2.91%, due 2/25/2030	6,744,737	(b)
1,858,381	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 2.51%, due 5/25/2030	1,872,542	(b)
10,910,985	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.61%, due 5/25/2030	11,035,569	(b)(l)
9,518,682	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.36%, due 7/25/2030	9,614,227	(b)
3,282,191	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.31%, due 8/25/2030	3,320,752	(b)
508,039	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 2.66%, due 12/25/2030	518,400	(b)
3,266,644	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 2.46%, due 1/25/2031	3,311,988	(b)
10,570,810	Fannie Mae Interest Strip, Ser. 413, Class C26, 4.00%, due 10/25/2041	1,569,406	(m)
	Fannie Mae Real Estate Mortgage Investment Conduits
4,568,805	Ser. 2012-96, Class PS, (6.70% – 1M USD LIBOR), 6.59%, due 7/25/2041	373,924	(b)(m)
9,056,097	Ser. 2019-49, Class DS, (6.15% – 1M USD LIBOR), 6.04%, due 6/25/2043	1,872,600	(b)(m)
12,700,599	Ser. 2018-18, Class ST, (6.10% – 1M USD LIBOR), 5.99%, due 12/25/2044	2,826,807	(b)(m)
6,341,616	Ser. 2016-8, Class SB, (6.10% – 1M USD LIBOR), 5.99%, due 3/25/2046	1,293,073	(b)(m)
5,692,262	Ser. 2016-31, Class HS, (6.00% – 1M USD LIBOR), 5.89%, due 6/25/2046	1,112,526	(b)(m)
6,581,886	Ser. 2016-67, Class KS, (6.00% – 1M USD LIBOR), 5.89%, due 9/25/2046	1,594,388	(b)(m)
9,778,101	Ser. 2016-62, Class SA, (6.00% – 1M USD LIBOR), 5.89%, due 9/25/2046	2,252,517	(b)(m)
12,821,641	Ser. 2019-33, Class SN, (6.10% – 1M USD LIBOR), 5.99%, due 7/25/2049	2,506,458	(b)(m)
	Freddie Mac Real Estate Mortgage Investment Conduits
7,529,446	Ser. 4117, Class IO, 4.00%, due 10/15/2042	1,206,064	(m)
9,176,021	Ser. 4150, Class SP, (6.15% – 1M USD LIBOR), 6.04%, due 1/15/2043	2,094,161	(b)(m)
4,959,080	Ser. 4456, Class SA, (6.15% – 1M USD LIBOR), 6.04%, due 3/15/2045	1,113,506	(b)(m)
5,280,262	Ser. 4627, Class SA, (6.00% – 1M USD LIBOR), 5.89%, due 10/15/2046	1,143,500	(b)(m)
7,753,254	Ser. 4994, Class LI, 4.00%, due 12/25/2048	1,469,302	(m)
7,343,678	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,403,270	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Freddie Mac Structured Agency Credit Risk Debt Notes
$9,730,154	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.36%, due 7/25/2029	$10,101,638	(b)
19,826,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 3.56%, due 10/25/2029	20,588,694	(b)
9,336,322	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 2.76%, due 12/25/2029	9,547,120	(b)(l)
16,454,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.61%, due 3/25/2030	16,827,106	(b)
2,344,474	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.46%, due 4/25/2030	2,380,643	(b)
5,497,976	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 1.91%, due 7/25/2030	5,497,974	(b)
12,659,821	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.41%, due 9/25/2030	12,786,836	(b)
5,000,000	Ser. 2019-HQA1, Class B1, (1M USD LIBOR + 4.40%), 4.51%, due 2/25/2049	5,199,942	(b)(k)
13,232,000	Ser. 2019-DNA2, Class B1, (1M USD LIBOR + 4.35%), 4.46%, due 3/25/2049	13,579,011	(b)(k)
	Government National Mortgage Association
2,871,067	Ser. 2013-186, Class SA, (6.10% – 1M USD LIBOR), 5.98%, due 12/16/2043	530,164	(b)(m)
12,033,894	Ser. 2015-144, Class HS, (6.20% – 1M USD LIBOR), 6.08%, due 10/20/2045	2,449,669	(b)(m)
8,559,317	Ser. 2015-187, Class AI, 4.50%, due 12/20/2045	1,334,769	(m)
11,895,903	Ser. 2017-112, Class KS, (6.20% – 1M USD LIBOR), 6.08%, due 7/20/2047	2,474,614	(b)(m)
314,037	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.32%), 0.43%, due 10/25/2036	311,220	(b)
		240,048,801
Commercial Mortgage-Backed 1.4%
	Citigroup Commercial Mortgage Trust
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	1,018,126	(k)
49,601,463	Ser. 2014-GC25, Class XA, 1.14%, due 10/10/2047	1,373,956	(m)(n)
28,391,423	Ser. 2015-GC27, Class XA, 1.48%, due 2/10/2048	1,171,972	(m)(n)
	Commercial Mortgage Trust
158,913	Ser. 2012-CR3, Class XA, 2.00%, due 10/15/2045	2,828	(m)(n)
6,200,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	6,264,955
30,793,351	Ser. 2014-CR16, Class XA, 1.13%, due 4/10/2047	745,525	(m)(n)
27,447,769	Ser. 2014-CR17, Class XA, 1.13%, due 5/10/2047	647,899	(m)(n)
39,940,345	Ser. 2014-UBS3, Class XA, 1.23%, due 6/10/2047	1,103,875	(m)(n)
46,844,501	Ser. 2014-UBS6, Class XA, 1.03%, due 12/10/2047	1,173,755	(m)(n)
33,820,748	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.89%, due 6/15/2057	838,322	(m)(n)
	Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	6,821,287	(m)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	3,269,541	(m)(n)
65,436,000	Ser. 2020-RR04, Class X, 2.13%, due 2/27/2029	9,211,727	(m)(n)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,658,972	(m)(n)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.19%, due 10/25/2028	487,646	(m)(n)
77,922,000	Ser. K085, Class XAM, 0.20%, due 10/25/2028	594,272	(m)(n)
	GS Mortgage Securities Trust
120,613	Ser. 2011-GC5, Class XA, 1.13%, due 8/10/2044	11	(k)(m)(n)
57,345,135	Ser. 2014-GC18, Class XA, 1.17%, due 1/10/2047	1,286,481	(m)(n)
44,091,824	Ser. 2015-GC30, Class XA, 0.88%, due 5/10/2050	1,132,384	(m)(n)
279,991	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.56%, due 7/15/2049	2	(k)(m)(n)
	WF-RBS Commercial Mortgage Trust
179,984	Ser. 2012-C6, Class XA, 2.24%, due 4/15/2045	778	(k)(m)(n)
102,868,000	Ser. 2013-C14, Class XB, 0.26%, due 6/15/2046	438,341	(m)(n)
32,811,171	Ser. 2014-C21, Class XA, 1.18%, due 8/15/2047	873,282	(m)(n)
55,084,771	Ser. 2014-C25, Class XA, 0.96%, due 11/15/2047	1,287,226	(m)(n)
16,162,798	Ser. 2014-C22, Class XA, 0.95%, due 9/15/2057	343,745	(m)(n)
		41,746,908

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ginnie Mae 4.4%
		Pass-Through Certificates
	$519	7.00%, due 8/15/2032	$625
	128,410,000	2.50%, TBA, 30 Year Maturity	133,476,175	(o)
			133,476,800
Uniform Mortgage-Backed Securities 11.4%
		Pass-Through Certificates
	49,330,000	2.00%, TBA, 30 Year Maturity	49,940,098	(o)
	240,420,000	2.50%, TBA, 30 Year Maturity	249,416,966	(o)
	45,195,000	3.00%, TBA, 30 Year Maturity	47,338,232	(o)
			346,695,296
		Total Mortgage-Backed Securities (Cost $779,020,645)	761,967,805
Corporate Bonds 55.9%
ABS Automobile 0.0%(f)
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	479,691	(k)
GBP	150,000	6.50%, due 1/31/2026	214,787	(p)
			694,478
ABS Miscellaneous 0.1%
		CPUK Finance Ltd.
GBP	1,041,667	4.25%, due 8/28/2022	1,449,670	(p)
GBP	745,000	6.50%, due 8/28/2026	1,093,230	(p)
			2,542,900
Advertising 0.3%
	$1,625,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,697,833	(k)
	2,045,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	2,098,681	(k)
		Nielsen Finance LLC/Nielsen Finance Co.
	2,240,000	5.63%, due 10/1/2028	2,388,400	(k)
	2,630,000	5.88%, due 10/1/2030	2,879,850	(k)
			9,064,764
Aerospace & Defense 1.6%
	9,980,000	Boeing Co., 5.81%, due 5/1/2050	12,812,890	(l)
	150,000	Embraer Overseas Ltd., 5.70%, due 9/16/2023	159,030	(p)
		Rolls-Royce PLC
EUR	220,000	4.63%, due 2/16/2026	285,322	(p)
GBP	1,500,000	5.75%, due 10/15/2027	2,251,572	(p)
	$3,205,000	Science Applications Int'l Corp., 4.88%, due 4/1/2028	3,305,156	(k)
	2,680,000	Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	2,871,700	(k)
		TransDigm, Inc.
	3,850,000	6.25%, due 3/15/2026	4,076,188	(k)
	1,935,000	6.38%, due 6/15/2026	2,006,353
	4,765,000	7.50%, due 3/15/2027	5,104,506
	7,035,000	5.50%, due 11/15/2027	7,320,621

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	$1,080,000	4.63%, due 1/15/2029	$1,064,351	(k)
	7,015,000	4.88%, due 5/1/2029	6,909,775	(k)
			48,167,464
	Agriculture 0.5%
		BAT Capital Corp.
	545,000	(3M USD LIBOR + 0.88%), 1.07%, due 8/15/2022	548,577	(b)
	5,115,000	4.91%, due 4/2/2030	5,768,371
	9,060,000	3.73%, due 9/25/2040	8,458,264	(l)
	1,285,000	MHP SA, 7.75%, due 5/10/2024	1,355,469	(k)
			16,130,681
	Air Transportation 1.1%
		American Airlines Group, Inc.
	3,155,000	5.00%, due 6/1/2022	3,131,337	(k)(q)
	2,065,000	3.75%, due 3/1/2025	1,814,619	(k)(q)
		American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	4,090,000	5.50%, due 4/20/2026	4,294,500	(k)
	3,330,000	5.75%, due 4/20/2029	3,568,095	(k)
	3,775,000	Delta Air Lines, Inc., 7.38%, due 1/15/2026	4,434,208
	3,700,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, due 10/20/2028	4,063,056	(k)
	281,445	United Airlines Pass Through Trust, Ser. 2020-1, Class B, 4.88%, due 1/15/2026	293,914
		United Airlines, Inc.
	8,755,000	4.38%, due 4/15/2026	9,085,239	(k)
	1,270,000	4.63%, due 4/15/2029	1,319,784	(k)
	500,000	United Continental Holdings, Inc., 4.25%, due 10/1/2022	509,795
			32,514,547
	Airlines 0.1%
	3,054,797	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	3,379,231
	650,000	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	660,362	(p)
			4,039,593
	Apparel 0.0%(f)
EUR	222,000	PVH Corp., 3.13%, due 12/15/2027	300,658	(p)
	$455,000	William Carter Co., 5.63%, due 3/15/2027	478,319	(k)
			778,977
	Auto Loans 0.2%
		Ford Motor Credit Co. LLC
	5,480,000	4.39%, due 1/8/2026	5,849,900
	1,510,000	5.11%, due 5/3/2029	1,649,222
			7,499,122
	Auto Manufacturers 0.6%
	750,000	BMW U.S. Capital LLC, (3M USD LIBOR + 0.50%), 0.70%, due 8/13/2021	751,036	(b)(k)
	500,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 1.09%, due 2/15/2022	502,876	(b)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$9,685,000	General Motors Co., 6.13%, due 10/1/2025	$11,494,209	(l)
	4,075,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	4,507,113
EUR	200,000	Stellantis NV, 4.50%, due 7/7/2028	299,710	(p)
	$1,135,000	Toyota Motor Credit Corp., (3M USD LIBOR + 0.15%), 0.35%, due 2/14/2022	1,135,914	(b)
	335,000	Volkswagen Group of America Finance LLC, (3M USD LIBOR + 0.94%), 1.14%, due 11/12/2021	336,440	(b)(k)
EUR	200,000	Volkswagen International Finance NV, 3.88%, due 6/17/2029	265,096	(p)(r)(s)
			19,292,394
Auto Parts & Equipment 0.5%
		American Axle & Manufacturing, Inc.
	$755,000	6.50%, due 4/1/2027	797,469	(q)
	2,465,000	6.88%, due 7/1/2028	2,634,469	(q)
	2,100,000	Clarios Global L.P./Clarios U.S. Finance Co., 8.50%, due 5/15/2027	2,268,000	(k)
	1,385,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,462,906	(k)
EUR	285,000	Faurecia SE, 3.75%, due 6/15/2028	363,036	(p)
	$2,760,000	Goodyear Tire & Rubber Co., 9.50%, due 5/31/2025	3,111,900
EUR	460,000	Grupo Antolin-Irausa SA, 3.25%, due 4/30/2024	553,682	(p)
EUR	435,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.38%, due 5/15/2026	539,975	(p)
EUR	800,000	Schaeffler AG, 3.38%, due 10/12/2028	1,050,682	(p)
EUR	1,300,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,637,851	(p)
			14,419,970
Automakers 0.6%
		Ford Motor Co.
	$1,415,000	9.63%, due 4/22/2030	1,984,538
	365,000	7.45%, due 7/16/2031	469,481
	8,700,000	4.75%, due 1/15/2043	8,772,645	(l)
	5,545,000	5.29%, due 12/8/2046	5,838,330
EUR	590,000	Jaguar Land Rover Automotive PLC, 4.50%, due 1/15/2026	732,423	(p)
EUR	300,000	Renault SA, 2.00%, due 9/28/2026	356,588	(p)
			18,154,005
Banks 5.1%
	$500,000	ABN AMRO Bank NV, (3M USD LIBOR + 0.57%), 0.76%, due 8/27/2021	500,805	(b)(k)
	1,290,000	Akbank TAS, 6.80%, due 2/6/2026	1,333,499	(k)
EUR	293,000	AMCO - Asset Management Co. SpA, 1.38%, due 1/27/2025	366,233	(p)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	1,751,920	(r)(s)
	200,000	Banco Bradesco SA, 3.20%, due 1/27/2025	205,000	(k)
	200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	209,602	(p)
		Banco de Bogota SA
	1,310,000	6.25%, due 5/12/2026	1,461,960	(k)
	200,000	6.25%, due 5/12/2026	223,200	(p)
	90,000	Banco de Credito del Peru, 2.70%, due 1/11/2025	91,800	(k)
		Banco do Brasil SA
	200,000	3.88%, due 10/10/2022	206,570
	1,090,000	9.00%, due 6/18/2024	1,191,381	(k)(q)(r)(s)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	214,252	(p)
	150,000	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	153,000	(p)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	169,001	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$2,600,000	Banco Santander SA, 7.50%, due 2/8/2024	$2,866,500	(p)(r)(s)
	211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	221,552	(k)
	200,000	Bancolombia SA, 3.00%, due 1/29/2025	205,002
	1,080,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	1,096,794	(k)(r)
		Bank of America Corp.
	1,365,000	(3M USD LIBOR + 1.00%), 1.18%, due 4/24/2023	1,375,546	(b)
	1,296,000	Ser. JJ, 5.13%, due 6/20/2024	1,397,256	(r)(s)
	1,528,000	Ser. X, 6.25%, due 9/5/2024	1,703,720	(r)(s)
	1,233,000	Bank of New York Mellon Corp., Ser. F, 4.63%, due 9/20/2026	1,310,679	(r)(s)
	2,865,000	Barclays PLC, 6.13%, due 12/15/2025	3,168,174	(r)(s)
	200,000	BBK BSC, 5.50%, due 7/9/2024	211,765	(p)
	200,000	BBVA Bancomer SA, 6.75%, due 9/30/2022	214,964	(p)
		BNP Paribas SA
	1,237,000	6.63%, due 3/25/2024	1,358,844	(k)(r)(s)
	1,120,000	7.38%, due 8/19/2025	1,306,939	(k)(r)(s)
	1,285,000	4.50%, due 2/25/2030	1,283,072	(k)(q)(r)(s)
	675,000	4.63%, due 2/25/2031	685,125	(k)(q)(r)(s)
		Citigroup, Inc.
	1,180,000	(3M USD LIBOR + 1.10%), 1.29%, due 5/17/2024	1,196,095	(b)
	1,320,000	Ser. U, 5.00%, due 9/12/2024	1,386,000	(r)(s)
	865,000	Ser. V, 4.70%, due 1/30/2025	881,046	(r)(s)
	2,000,000	Ser. W, 4.00%, due 12/10/2025	2,025,600	(r)(s)
		Citizens Financial Group, Inc.
	2,400,000	Ser. B, 6.00%, due 7/6/2023	2,493,000	(r)(s)
	1,203,000	Ser. C, 6.38%, due 4/6/2024	1,300,744	(r)(s)
		Commerzbank AG
	1,400,000	7.00%, due 4/9/2025	1,508,500	(p)(r)(s)
EUR	200,000	6.13%, due 10/9/2025	259,085	(p)(r)(s)
	$8,990,000	Commonwealth Bank of Australia, 2.69%, due 3/11/2031	8,789,948	(k)
	206,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	208,047	(k)
	1,040,000	Credit Suisse AG, (SOFR + 0.45%), 0.46%, due 2/4/2022	1,039,543	(b)
		Credit Suisse Group AG
	1,003,000	6.38%, due 8/21/2026	1,090,582	(k)(r)(s)
	3,180,000	5.25%, due 2/11/2027	3,303,225	(k)(r)(s)
	870,000	5.10%, due 1/24/2030	870,000	(k)(r)(s)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	215,535	(p)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	249,753	(p)
		DIB Sukuk Ltd.
	$200,000	3.63%, due 2/6/2023	208,525	(p)
	200,000	2.95%, due 1/16/2026	209,103	(p)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	212,977	(p)
	2,860,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	3,073,070	(p)(r)(s)
		Fifth Third Bancorp
	1,793,000	Ser. H, 5.10%, due 6/30/2023	1,849,031	(r)(s)
	450,000	Ser. L, 4.50%, due 9/30/2025	479,813	(r)(s)
		Goldman Sachs Group, Inc.
	1,340,000	(3M USD LIBOR + 1.60%), 1.79%, due 11/29/2023	1,380,476	(b)
EUR	300,000	1.38%, due 5/15/2024	370,916	(p)
	$509,000	Ser. Q, 5.50%, due 8/10/2024	556,083	(r)(s)
	736,000	Ser. R, 4.95%, due 2/10/2025	791,237	(r)(s)
	675,000	Ser. T, 3.80%, due 5/10/2026	675,338	(r)(s)
	11,480,000	2.62%, due 4/22/2032	11,536,017	(r)
		Grupo Aval Ltd.
	200,000	4.75%, due 9/26/2022	208,002	(p)
	1,900,000	4.38%, due 2/4/2030	1,904,750	(k)
	289,000	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	294,977	(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		HSBC Holdings PLC
	$1,510,000	4.00%, due 3/9/2026	$1,518,538	(r)(s)
	10,535,000	6.00%, due 5/22/2027	11,614,837	(l)(r)(s)
	1,170,000	4.70%, due 3/9/2031	1,173,604	(r)(s)
		Huntington Bancshares, Inc.
	1,643,000	Ser. E, 5.70%, due 4/15/2023	1,696,397	(r)(s)
	480,000	Ser. F, 5.63%, due 7/15/2030	558,720	(r)(s)
		ING Groep NV
	803,000	6.50%, due 4/16/2025	892,856	(r)(s)
	2,895,000	5.75%, due 11/16/2026	3,191,419	(r)(s)
EUR	240,000	Intesa Sanpaolo SpA, 1.00%, due 11/19/2026	295,834	(p)
EUR	221,000	Islandsbanki HF, 1.13%, due 1/19/2024	269,369	(p)(r)
	$200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	204,202	(k)
		JPMorgan Chase & Co.
	861,000	Ser. CC, 4.63%, due 11/1/2022	864,986	(r)(s)
	1,385,000	(3M USD LIBOR + 0.90%), 1.08%, due 4/25/2023	1,394,086	(b)
	1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,503,061	(r)(s)
	792,000	Ser. HH, 4.60%, due 2/1/2025	816,750	(r)(s)
	2,650,000	2.96%, due 5/13/2031	2,722,247	(r)
	291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 0.68%, due 10/1/2022	291,961	(b)
EUR	223,000	Landsbankinn HF, 0.50%, due 5/20/2024	269,086	(p)
		Lloyds Banking Group PLC
	$1,345,000	7.50%, due 6/27/2024	1,519,675	(r)(s)
	2,070,000	7.50%, due 9/27/2025	2,393,437	(r)(s)
	665,000	M&T Bank Corp., Ser. G, 5.00%, due 8/1/2024	707,394	(r)(s)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	214,519	(p)
		Morgan Stanley
	4,915,000	Ser. H, (3M USD LIBOR + 3.61%), 3.79%, due 7/15/2021	4,932,202	(b)(s)
	1,310,000	(SOFR + 0.70%), 0.71%, due 1/20/2023	1,312,595	(b)
EUR	220,000	0.41%, due 10/29/2027	264,610	(r)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	258,646	(p)
		Natwest Group PLC
	$2,000,000	6.00%, due 12/29/2025	2,212,400	(r)(s)
	10,880,000	3.03%, due 11/28/2035	10,609,088	(l)(r)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	210,320	(p)
	200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	204,610	(p)
	200,000	QNB Finance Ltd., (3M USD LIBOR + 1.35%), 1.54%, due 5/31/2021	200,124	(b)(p)
		QNB Finansbank AS
	200,000	4.88%, due 5/19/2022	202,658	(p)
	1,270,000	6.88%, due 9/7/2024	1,345,725	(k)
	885,000	Royal Bank of Canada, (3M USD LIBOR + 0.36%), 0.55%, due 1/17/2023	888,675	(b)
	500,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 0.81%, due 6/1/2021	500,244	(b)
	200,000	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	203,370	(p)(r)
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,612,500	(p)(r)(s)
	680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.49%, due 1/27/2023	683,128	(b)
		Truist Financial Corp.
	1,748,000	Ser. N, 4.80%, due 9/1/2024	1,850,258	(r)(s)
	1,003,000	Ser. L, 5.05%, due 12/15/2024	1,039,075	(r)(s)
	440,000	Ser. Q, 5.10%, due 3/1/2030	489,531	(r)(s)
	200,000	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/2021	201,578	(p)
	1,015,000	U.S. Bank N.A., (3M USD LIBOR + 0.40%), 0.59%, due 12/9/2022	1,019,581	(b)
	825,000	UBS Group AG, 4.38%, due 2/10/2031	821,915	(k)(r)(s)
	3,551,000	UBS Group Funding AG, 6.88%, due 8/7/2025	4,033,687	(p)(r)(s)
		UniCredit SpA
	589,000	8.00%, due 6/3/2024	658,208	(p)(r)(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	250,000	3.88%, due 6/3/2027	$279,147	(p)(r)(s)
	$200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	206,191	(p)
		Wells Fargo & Co.
	713,000	(3M USD LIBOR + 1.23%), 1.42%, due 10/31/2023	723,809	(b)
	1,257,000	Ser. S, 5.90%, due 6/15/2024	1,364,335	(r)(s)
	1,480,000	3.90%, due 3/15/2026	1,513,152	(r)(s)
		Westpac Banking Corp.
	500,000	(3M USD LIBOR + 0.85%), 1.03%, due 8/19/2021	501,199	(b)
	440,000	(3M USD LIBOR + 0.39%), 0.58%, due 1/13/2023	442,334	(b)
			153,949,046
Beverages 0.5%
EUR	200,000	Anheuser-Busch InBev S.A., 2.88%, due 4/2/2032	292,449	(p)
		Anheuser-Busch InBev Worldwide, Inc.
	$6,175,000	4.60%, due 4/15/2048	7,121,338	(l)
	5,420,000	4.75%, due 4/15/2058	6,351,522
EUR	575,000	Sunshine Mid BV, 6.50%, due 5/15/2026	713,082	(p)
			14,478,391
Biotechnology 0.0%(f)
	$105,000	Gilead Sciences, Inc., (3M USD LIBOR + 0.52%), 0.71%, due 9/29/2023	105,109	(b)
Building & Construction 0.7%
	6,625,000	MDC Holdings, Inc., 6.00%, due 1/15/2043	8,575,315
		Taylor Morrison Communities, Inc.
	1,410,000	5.88%, due 6/15/2027	1,600,350	(k)
	2,940,000	5.75%, due 1/15/2028	3,318,525	(k)
	2,800,000	5.13%, due 8/1/2030	3,084,088	(k)
		TRI Pointe Group, Inc.
	1,235,000	5.25%, due 6/1/2027	1,327,625
	4,175,000	5.70%, due 6/15/2028	4,635,336
			22,541,239
Building Materials 0.5%
	525,000	Cemex SAB de CV, 5.20%, due 9/17/2030	571,305	(k)
	2,250,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	2,399,242	(k)
		Jeld-Wen, Inc.
	655,000	4.63%, due 12/15/2025	668,100	(k)
	1,835,000	4.88%, due 12/15/2027	1,917,575	(k)
		Masonite Int'l Corp.
	1,230,000	5.75%, due 9/15/2026	1,276,125	(k)
	1,100,000	5.38%, due 2/1/2028	1,160,500	(k)
		Standard Industries, Inc.
	470,000	5.00%, due 2/15/2027	484,688	(k)
	1,210,000	4.75%, due 1/15/2028	1,247,813	(k)
	4,060,000	4.38%, due 7/15/2030	4,070,150	(k)
EUR	420,000	Victoria PLC, 3.75%, due 3/15/2028	513,311	(p)
	$200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	261,002	(p)
			14,569,811

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Cable & Satellite Television 1.7%
		CCO Holdings LLC/CCO Holdings Capital Corp.
	$3,210,000	5.00%, due 2/1/2028	$3,354,450	(k)
	2,135,000	4.75%, due 3/1/2030	2,228,406	(k)
	6,075,000	4.50%, due 8/15/2030	6,180,644	(k)
	1,205,000	4.25%, due 2/1/2031	1,205,000	(k)
		CSC Holdings LLC
	1,095,000	5.50%, due 5/15/2026	1,126,098	(k)
	1,185,000	7.50%, due 4/1/2028	1,304,981	(k)
	3,145,000	6.50%, due 2/1/2029	3,475,225	(k)
	10,935,000	5.75%, due 1/15/2030	11,625,272	(k)(l)
	270,000	4.13%, due 12/1/2030	268,650	(k)
	1,835,000	4.63%, due 12/1/2030	1,793,713	(k)
		DISH DBS Corp.
	2,255,000	7.75%, due 7/1/2026	2,598,887
	4,935,000	7.38%, due 7/1/2028	5,329,430
		Radiate Holdco LLC/Radiate Finance, Inc.
	810,000	4.50%, due 9/15/2026	824,175	(k)
	2,015,000	6.50%, due 9/15/2028	2,097,736	(k)
EUR	1,085,000	United Group BV, 3.63%, due 2/15/2028	1,265,114	(p)
	$660,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	658,073	(k)
	2,225,000	Virgin Media Secured Finance PLC, 5.50%, due 8/15/2026	2,308,682	(k)
GBP	760,000	Virgin Media Vendor Financing Notes III DAC, 4.88%, due 7/15/2028	1,072,029	(p)
	$2,415,000	Virgin Media Vendor Financing Notes IV DAC, 5.00%, due 7/15/2028	2,444,608	(k)
			51,161,173
Chemicals 0.9%
EUR	445,000	Ashland Services BV, 2.00%, due 1/30/2028	533,162	(p)
		CF Industries, Inc.
	$3,650,000	4.95%, due 6/1/2043	4,252,305
	5,495,000	5.38%, due 3/15/2044	6,721,566
	3,290,000	H.B. Fuller Co., 4.25%, due 10/15/2028	3,350,306
EUR	585,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	713,866	(p)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	223,750	(k)
EUR	420,000	Nouryon Holding BV, 6.50%, due 10/1/2026	529,229	(p)
		NOVA Chemicals Corp.
	$1,190,000	4.88%, due 6/1/2024	1,254,569	(k)
	3,925,000	5.25%, due 6/1/2027	4,170,313	(k)
	200,000	Sasol Financing Int'l Ltd., 4.50%, due 11/14/2022	204,500
	1,070,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	1,141,155
EUR	450,000	SGL Carbon SE, 4.63%, due 9/30/2024	543,717	(p)
	$1,940,000	Tronox, Inc., 4.63%, due 3/15/2029	1,981,225	(k)
	1,650,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	1,782,000	(k)
			27,401,663
Commercial Services 0.2%
EUR	250,000	Autostrade per l'Italia SpA, 2.00%, due 12/4/2028	309,877	(p)
	$200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	210,945	(p)
	2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	1,914,825
	1,220,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	1,255,380	(k)
	1,115,000	United Rentals N.A., Inc., 5.25%, due 1/15/2030	1,219,531
			4,910,558
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Computers 0.0%(f)
	$970,000	IBM Corp., (3M USD LIBOR + 0.40%), 0.59%, due 5/13/2021	$970,102	(b)
Consumer - Commercial Lease Financing 0.5%
	1,722,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,833,930	(k)(r)
	9,404,944	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	9,404,944	(k)(t)
EUR	680,000	LeasePlan Corp. NV, 7.38%, due 5/29/2024	902,280	(p)(r)(s)
		Springleaf Finance Corp.
	$1,345,000	6.13%, due 3/15/2024	1,452,600
	400,000	8.88%, due 6/1/2025	442,500
	2,145,000	7.13%, due 3/15/2026	2,506,969
			16,543,223
Distribution - Wholesale 0.0%(f)
	796,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	839,780	(k)
Diversified Financial Services 1.6%
	10,915,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	11,991,354	(l)
	9,545,000	Air Lease Corp., 2.30%, due 2/1/2025	9,809,900	(l)
	2,065,000	Ally Financial, Inc., Ser. B, 4.70%, due 5/15/2026	2,093,290	(r)(s)
	876,000	American Express Co., (3M USD LIBOR + 0.65%), 0.84%, due 2/27/2023	883,277	(b)
		Banco BTG Pactual SA
	200,000	4.50%, due 1/10/2025	206,000	(k)
	256,000	2.75%, due 1/11/2026	243,203	(k)
		Capital One Financial Corp.
	1,045,000	Ser. E, (3M USD LIBOR + 3.80%), 3.99%, due 6/1/2021	1,036,849	(b)(s)
	280,000	(3M USD LIBOR + 0.95%), 1.14%, due 3/9/2022	281,764	(b)
	2,081,000	Discover Financial Services, Ser. C, 5.50%, due 10/30/2027	2,216,265	(r)(s)
	200,000	Haitong Int'l Securities Group Ltd., 3.13%, due 5/18/2025	205,953	(p)
	200,000	ICBCIL Finance Co. Ltd., 2.50%, due 9/29/2021	200,864	(p)
	1,120,000	Intercontinental Exchange, Inc., (3M USD LIBOR + 0.65%), 0.83%, due 6/15/2023	1,121,467	(b)
EUR	220,000	Intrum AB, 4.88%, due 8/15/2025	277,989	(p)
	$16,620,000	Synchrony Financial, 2.85%, due 7/25/2022	17,024,866	(l)
			47,593,041
Electric 1.2%
	1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	1,556,637	(p)
	1,095,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	1,096,038	(k)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	238,797	(p)(r)(s)
	6,300,000	CMS Energy Corp., 3.75%, due 12/1/2050	6,347,250	(r)
	325,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 0.44%, due 11/26/2021	325,234	(b)
EUR	200,000	Electricite de France SA, 3.38%, due 6/15/2030	255,358	(p)(r)(s)
	$700,000	Florida Power & Light Co., (3M USD LIBOR + 0.38%), 0.56%, due 7/28/2023	700,029	(b)
	178,000	Genneia SA, 8.75%, due 1/20/2022	158,865	(p)
		NRG Energy, Inc.
	580,000	7.25%, due 5/15/2026	600,573
	605,000	5.25%, due 6/15/2029	648,106	(k)
		Pacific Gas & Electric Co.
	4,240,000	3.30%, due 8/1/2040	3,768,630
	8,460,000	4.30%, due 3/15/2045	8,126,374
	200,000	Pampa Energia SA, 7.38%, due 7/21/2023	187,000	(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	$855,000	Southern California Edison Co., Ser. D, (3M USD LIBOR + 0.27%), 0.45%, due 12/3/2021	$854,951	(b)
	11,305,000	Southern Co., Ser. B, 4.00%, due 1/15/2051	12,068,087	(l)(r)
			36,931,929
	Electric - Generation 1.2%
		Calpine Corp.
	9,050,000	4.50%, due 2/15/2028	9,146,835	(k)(l)
	990,000	5.13%, due 3/15/2028	1,006,157	(k)
	5,195,000	4.63%, due 2/1/2029	5,117,075	(k)
	5,386,000	5.00%, due 2/1/2031	5,305,210	(k)
	9,135,000	NRG Energy, Inc., 3.63%, due 2/15/2031	8,949,590	(k)(l)
	6,230,000	Vistra Operations Co. LLC, 5.00%, due 7/31/2027	6,454,467	(k)(l)
			35,979,334
	Electric - Integrated 0.3%
		FirstEnergy Corp.
	2,155,000	Ser. C, 7.38%, due 11/15/2031	2,915,804
	4,755,000	Ser. C, 5.35%, due 7/15/2047	5,515,800
		Talen Energy Supply LLC
	845,000	10.50%, due 1/15/2026	776,640	(k)
	805,000	7.25%, due 5/15/2027	827,137	(k)
			10,035,381
	Electronics 0.3%
		Honeywell Int'l, Inc.
	450,000	(3M USD LIBOR + 0.37%), 0.56%, due 8/8/2022	451,754	(b)
	260,000	(3M USD LIBOR + 0.23%), 0.41%, due 8/19/2022	260,172	(b)
EUR	400,000	Infineon Technologies AG, 3.63%, due 1/1/2028	525,383	(p)(r)(s)
	$7,535,000	ON Semiconductor Corp., 3.88%, due 9/1/2028	7,756,333	(k)
			8,993,642
	Energy - Alternate Sources 0.0%(f)
	311,000	Azure Power Energy Ltd., 5.50%, due 11/3/2022	316,443	(p)
	200,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	218,320	(k)
			534,763
	Energy - Exploration & Production 1.1%
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	2,650,000	7.00%, due 11/1/2026	2,683,125	(k)
	1,215,000	9.00%, due 11/1/2027	1,576,463	(k)
	550,000	8.25%, due 12/31/2028	590,433	(k)
	1,038,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	1,128,597
	2,963,000	Comstock Resources, Inc., 6.75%, due 3/1/2029	3,026,704	(k)
		EQT Corp.
	6,175,000	3.90%, due 10/1/2027	6,437,993
	1,915,000	5.00%, due 1/15/2029	2,091,601
		Hilcorp Energy I L.P./Hilcorp Finance Co.
	510,000	6.25%, due 11/1/2028	529,365	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$851,000	5.75%, due 2/1/2029	$865,893	(k)
	938,000	6.00%, due 2/1/2031	966,140	(k)
	2,635,000	Matador Resources Co., 5.88%, due 9/15/2026	2,628,412
	3,795,000	Occidental Petroleum Corp., 4.30%, due 8/15/2039	3,348,025
	1,310,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,361,981
		Range Resources Corp.
	2,220,000	4.88%, due 5/15/2025	2,206,125
	1,205,000	9.25%, due 2/1/2026	1,323,186
	1,375,000	8.25%, due 1/15/2029	1,491,559	(k)
EUR	300,000	Wintershall Dea Finance 2 BV, 3.00%, due 7/20/2028	352,927	(p)(r)(s)
			32,608,529
Engineering & Construction 0.1%
		China Minmetals Corp.
	200,000	4.45%, due 5/13/2021	199,550	(p)(r)(s)
	410,000	3.75%, due 11/13/2022	413,078	(p)(r)(s)
	1,050,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	1,139,250	(k)
			1,751,878
Entertainment 0.0%(f)
	710,000	Cedar Fair L.P., 5.25%, due 7/15/2029	730,100
Environmental 0.0%(f)
EUR	590,000	Paprec Holding SA, 4.00%, due 3/31/2025	716,562	(p)
Food 0.8%
	$2,945,000	BRF SA, 4.88%, due 1/24/2030	3,024,102	(k)
	10,320,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	11,569,133	(k)(l)
	6,855,000	Sysco Corp., 6.60%, due 4/1/2050	10,197,308
			24,790,543
Food & Drug Retailers 0.1%
GBP	415,000	Bellis Finco PLC, 4.00%, due 2/16/2027	574,055	(k)
EUR	1,700,000	Casino Guichard Perrachon SA, 4.50%, due 3/7/2024	2,087,944	(p)
GBP	645,000	Iceland Bondco PLC, 4.63%, due 3/15/2025	877,392	(p)
			3,539,391
Food - Wholesale 1.2%
		Kraft Heinz Foods Co.
	$2,360,000	5.20%, due 7/15/2045	2,792,148
	4,085,000	4.38%, due 6/1/2046	4,377,908
	7,745,000	4.88%, due 10/1/2049	8,887,264	(l)
		Performance Food Group, Inc.
	280,000	6.88%, due 5/1/2025	299,286	(k)
	1,880,000	5.50%, due 10/15/2027	1,981,219	(k)
	4,050,000	Pilgrim's Pride Corp., 4.25%, due 4/15/2031	4,091,756	(k)
		Post Holdings, Inc.
	2,190,000	5.75%, due 3/1/2027	2,294,025	(k)
	3,465,000	5.63%, due 1/15/2028	3,651,244	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$3,555,000	5.50%, due 12/15/2029	$3,827,135	(k)
	1,415,000	4.63%, due 4/15/2030	1,429,150	(k)
	2,285,000	4.50%, due 9/15/2031	2,268,548	(k)
			35,899,683
Food Service 0.1%
	2,715,000	Aramark Services, Inc., 5.00%, due 4/1/2025	2,786,269	(k)
Forestry & Paper 0.0%(f)
EUR	360,000	SpA Holdings 3 Oy, 3.63%, due 2/4/2028	435,726	(p)
Gaming 1.3%
		Boyd Gaming Corp.
	$3,340,000	6.38%, due 4/1/2026	3,448,550
	1,865,000	6.00%, due 8/15/2026	1,934,937
		Caesars Entertainment, Inc.
	1,145,000	6.25%, due 7/1/2025	1,217,364	(k)
	4,470,000	8.13%, due 7/1/2027	4,966,975	(k)
	4,830,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, due 10/15/2025	4,869,304	(k)
	1,220,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,266,439	(k)
	1,325,000	Int'l Game Technology PLC, 4.13%, due 4/15/2026	1,365,293	(k)
EUR	430,000	Playtech PLC, 4.25%, due 3/7/2026	532,451	(p)
EUR	1,075,000	Sazka Group AS, 3.88%, due 2/15/2027	1,270,233	(p)
		Scientific Games Int'l, Inc.
	$900,000	5.00%, due 10/15/2025	929,250	(k)
EUR	615,000	5.50%, due 2/15/2026	743,238	(p)
	$1,675,000	8.25%, due 3/15/2026	1,804,813	(k)
	3,520,000	7.00%, due 5/15/2028	3,784,000	(k)
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	5,641,000	5.50%, due 3/1/2025	6,021,767	(k)
	4,900,000	5.25%, due 5/15/2027	5,175,625	(k)
			39,330,239
Gas 0.1%
	285,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 0.57%, due 3/9/2023	285,161	(b)
	535,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 0.68%, due 3/2/2023	535,119	(b)
	1,000,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 0.78%, due 6/15/2021	1,000,612	(b)
	265,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 0.53%, due 9/14/2023	265,031	(b)
			2,085,923
Gas Distribution 2.7%
		Antero Midstream Partners L.P./Antero Midstream Finance Corp.
	795,000	5.38%, due 9/15/2024	807,919
	2,305,000	7.88%, due 5/15/2026	2,512,450	(k)
	1,085,000	5.75%, due 3/1/2027	1,097,206	(k)
	5,145,000	5.75%, due 1/15/2028	5,242,806	(k)
		Buckeye Partners L.P.
	100,000	4.15%, due 7/1/2023	103,500
	1,695,000	4.13%, due 3/1/2025	1,737,375	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$750,000	3.95%, due 12/1/2026	$750,000
800,000	4.13%, due 12/1/2027	790,000
4,845,000	4.50%, due 3/1/2028	4,851,056	(k)
500,000	5.85%, due 11/15/2043	492,190
3,240,000	5.60%, due 10/15/2044	3,110,400
7,215,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	7,530,656
300,000	DCP Midstream LLC, 5.85%, due 5/21/2043	271,500	(k)(r)
	DCP Midstream Operating L.P.
1,110,000	5.63%, due 7/15/2027	1,212,298
1,615,000	5.13%, due 5/15/2029	1,724,012
1,505,000	5.60%, due 4/1/2044	1,543,686
	EQM Midstream Partners L.P.
565,000	6.00%, due 7/1/2025	617,263	(k)
250,000	6.50%, due 7/1/2027	276,059	(k)
805,000	4.50%, due 1/15/2029	798,963	(k)
805,000	4.75%, due 1/15/2031	796,861	(k)
	EQT Midstream Partners L.P.
1,375,000	4.13%, due 12/1/2026	1,388,750
2,980,000	5.50%, due 7/15/2028	3,165,356
	Genesis Energy L.P./Genesis Energy Finance Corp.
705,000	6.50%, due 10/1/2025	708,525
1,020,000	6.25%, due 5/15/2026	998,835
525,000	8.00%, due 1/15/2027	540,866
1,385,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	1,492,337	(k)
	New Fortress Energy, Inc.
2,550,000	6.75%, due 9/15/2025	2,638,459	(k)
8,370,000	6.50%, due 9/30/2026	8,540,162	(k)
1,275,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	1,071,000
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
923,000	5.50%, due 9/15/2024	940,306	(k)
2,890,000	7.50%, due 10/1/2025	3,157,325	(k)
655,000	6.00%, due 3/1/2027	664,629	(k)
700,000	5.50%, due 1/15/2028	691,250	(k)
1,015,000	6.00%, due 12/31/2030	1,017,537	(k)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
1,020,000	4.25%, due 11/15/2023	1,020,714
874,000	5.38%, due 2/1/2027	907,361
3,525,000	5.50%, due 3/1/2030	3,812,605
1,450,000	Western Gas Partners L.P., 5.30%, due 3/1/2048	1,486,264
	Western Midstream Operating L.P.
200,000	4.35%, due 2/1/2025	211,432	(u)
5,535,000	5.30%, due 2/1/2030	6,040,069	(u)
4,210,000	6.50%, due 2/1/2050	4,763,573	(u)
		81,523,555
Health Facilities 1.5%
	Acadia Healthcare Co., Inc.
2,065,000	5.50%, due 7/1/2028	2,181,156	(k)
600,000	5.00%, due 4/15/2029	620,250	(k)
	CHS/Community Health Systems, Inc.
2,165,000	8.13%, due 6/30/2024	2,259,719	(k)
360,000	6.63%, due 2/15/2025	379,350	(k)
680,000	5.63%, due 3/15/2027	720,800	(k)
1,920,000	8.00%, due 12/15/2027	2,112,000	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$745,000	6.00%, due 1/15/2029	$784,235	(k)
	4,545,000	6.88%, due 4/15/2029	4,749,525	(k)
	1,210,000	4.75%, due 2/15/2031	1,200,925	(k)
	325,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	387,563
		HCA, Inc.
	3,265,000	5.38%, due 9/1/2026	3,706,950
	3,590,000	5.63%, due 9/1/2028	4,186,838
		Tenet Healthcare Corp.
	2,570,000	6.75%, due 6/15/2023	2,806,440
	5,580,000	4.63%, due 6/15/2028	5,765,485	(k)
	12,675,000	6.13%, due 10/1/2028	13,372,125	(k)(l)
			45,233,361
Health Services 0.5%
	5,630,000	DaVita, Inc., 4.63%, due 6/1/2030	5,700,375	(k)
	3,595,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	2,610,078	(k)
EUR	385,000	Laboratoire Eimer Selas, 5.00%, due 2/1/2029	469,809	(k)
		Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
	$1,215,000	7.38%, due 6/1/2025	1,309,162	(k)
	1,470,000	7.25%, due 2/1/2028	1,612,590	(k)
	3,030,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	2,673,975	(k)
			14,375,989
Healthcare - Services 0.6%
	2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	2,211,272
	605,000	Centene Corp., 5.38%, due 8/15/2026	634,645	(k)
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	2,224,045
		HCA, Inc.
	580,000	5.88%, due 2/1/2029	684,400
	7,095,000	5.25%, due 6/15/2049	8,724,314	(l)
	2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	2,243,676
	1,000,000	UnitedHealth Group, Inc., (3M USD LIBOR + 0.26%), 0.44%, due 6/15/2021	1,000,275	(b)
			17,722,627
Holding Companies - Diversified 0.0%(f)
	200,000	Alfa S.A., 5.25%, due 3/25/2024	219,900	(p)
	200,000	KOC Holding AS, 5.25%, due 3/15/2023	205,494	(p)
			425,394
Home Builders 0.0%(f)
	625,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	676,562	(k)
	755,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	830,500
			1,507,062
Hotels 0.5%
EUR	2,000,000	Accor SA, 2.63%, due 1/30/2025	2,320,342	(p)(r)(s)
	$1,940,000	Hilton Domestic Operating Co., Inc., 5.75%, due 5/1/2028	2,085,500	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$4,564,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, due 4/1/2027	$4,740,855
EUR	1,798,412	NH Hotel Group SA, 3.75%, due 10/1/2023	2,146,045	(p)
	$3,145,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	3,246,269	(k)
			14,539,011
Insurance 0.2%
EUR	220,000	Athene Global Funding, 1.13%, due 9/2/2025	273,779	(p)
	$3,660,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	4,465,803
	500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 0.63%, due 7/12/2022	502,311	(b)(k)
			5,241,893
Insurance Brokerage 0.6%
	4,985,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	5,234,250	(k)
		AssuredPartners, Inc.
	1,865,000	7.00%, due 8/15/2025	1,902,300	(k)
	4,845,000	5.63%, due 1/15/2029	4,911,522	(k)
	2,770,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,950,050	(k)
	3,530,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	3,657,327	(k)
			18,655,449
Integrated Energy 0.1%
GBP	225,000	Petrobras Global Finance BV, 5.38%, due 10/1/2029	335,525
EUR	2,087,000	Petroleos Mexicanos, 4.75%, due 2/26/2029	2,486,918	(p)
EUR	815,000	Repsol Int'l Finance BV, 4.25%, due 9/11/2028	1,076,841	(p)(r)(s)
			3,899,284
Internet 0.1%
		Netflix, Inc.
	$390,000	5.88%, due 11/15/2028	474,523
	380,000	6.38%, due 5/15/2029	476,900
	1,475,000	5.38%, due 11/15/2029	1,751,562	(k)
			2,702,985
Investment Companies 0.0%(f)
	267,000	Huarong Finance 2017 Co. Ltd., (3M USD LIBOR + 1.85%), 2.03%, due 4/27/2022	212,265	(b)(p)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	152,000	(p)
			364,265
Investments & Misc. Financial Services 0.2%
EUR	430,000	doBank SpA, 5.00%, due 8/4/2025	548,238	(p)
GBP	1,125,000	Encore Capital Group, Inc., 5.38%, due 2/15/2026	1,620,851	(p)
EUR	1,480,000	Intrum AB, 3.00%, due 9/15/2027	1,741,507	(p)
EUR	547,000	SoftBank Group Corp., 4.00%, due 9/19/2029	706,691	(p)
			4,617,287

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Iron - Steel 0.3%
	$2,710,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	$2,798,918	(p)
	2,580,000	CSN Islands XI Corp., 6.75%, due 1/28/2028	2,803,944	(k)
	200,000	CSN Resources SA, 7.63%, due 2/13/2023	207,500	(p)
		Metinvest BV
	665,000	7.65%, due 10/1/2027	708,890	(k)
	900,000	7.75%, due 10/17/2029	958,230	(k)
	200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	212,820	(p)
			7,690,302
Leisure Time 0.0%(f)
EUR	222,000	Pinnacle Bidco PLC, 5.50%, due 2/15/2025	270,709	(p)
Lodging 0.2%
	$2,215,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	2,343,470	(k)
	200,000	Sands China Ltd., 4.60%, due 8/8/2023	213,800
	200,000	Studio City Finance Ltd., 6.00%, due 7/15/2025	210,500	(p)
	1,855,000	Wynn Macau Ltd., 5.50%, due 1/15/2026	1,950,069	(k)
			4,717,839
Machinery 0.3%
	1,180,000	Granite U.S. Holdings Corp., 11.00%, due 10/1/2027	1,324,550	(k)(q)
	1,500,000	Harsco Corp., 5.75%, due 7/31/2027	1,581,480	(k)
EUR	450,000	Platin 1426 GmbH, 5.38%, due 6/15/2023	545,449	(p)
EUR	595,000	Sofima Holding SPA, 3.75%, due 1/15/2028	718,157	(p)
	$2,225,000	Terex Corp., 5.00%, due 5/15/2029	2,314,000	(k)
EUR	1,125,000	Vertical Holdco GmbH, 6.63%, due 7/15/2028	1,450,695	(p)
			7,934,331
Machinery - Construction & Mining 0.0%(f)
	$1,155,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.74%), 0.93%, due 5/13/2022	1,162,189	(b)
Machinery - Diversified 0.1%
	715,000	John Deere Capital Corp., (3M USD LIBOR + 0.40%), 0.58%, due 6/7/2021	715,275	(b)
	555,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 0.64%, due 4/5/2023	554,686	(b)
	1,215,000	SPX FLOW, Inc., 5.88%, due 8/15/2026	1,263,600	(k)
			2,533,561
Managed Care 0.3%
	2,535,000	Molina Healthcare, Inc., 3.88%, due 11/15/2030	2,611,050	(k)
	5,880,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	5,798,209	(k)(q)
			8,409,259
Media 0.9%
	11,425,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	12,582,272	(l)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	$784,595	(k)
	560,000	Comcast Corp., (3M USD LIBOR + 0.63%), 0.81%, due 4/15/2024	566,350	(b)
	6,470,000	Fox Corp., 5.58%, due 1/25/2049	8,307,708	(l)
	5,025,000	ViacomCBS, Inc., 4.95%, due 1/15/2031	5,906,599
	615,000	Walt Disney Co., (3M USD LIBOR + 0.39%), 0.57%, due 3/4/2022	616,863	(b)
			28,764,387
Media Content 0.8%
EUR	890,000	Banijay Group SAS, 6.50%, due 3/1/2026	1,093,253	(p)
	$3,390,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	3,398,475	(k)
		Sirius XM Radio, Inc.
	890,000	4.63%, due 7/15/2024	913,362	(k)
	500,000	5.38%, due 7/15/2026	516,350	(k)
	2,510,000	5.00%, due 8/1/2027	2,628,465	(k)
	6,755,000	5.50%, due 7/1/2029	7,299,622	(k)
	7,410,000	4.13%, due 7/1/2030	7,410,000	(k)
			23,259,527
Metals - Mining Excluding Steel 0.7%
		First Quantum Minerals Ltd.
	1,880,000	6.88%, due 3/1/2026	1,974,000	(k)
	2,735,000	6.88%, due 10/15/2027	3,001,662	(k)
		Freeport-McMoRan, Inc.
	550,000	5.00%, due 9/1/2027	583,622
	325,000	4.13%, due 3/1/2028	342,638
	1,155,000	5.25%, due 9/1/2029	1,279,163
	2,440,000	5.40%, due 11/14/2034	2,934,100
	7,270,000	5.45%, due 3/15/2043	8,876,306
		Hudbay Minerals, Inc.
	1,270,000	4.50%, due 4/1/2026	1,289,050	(k)
	1,260,000	6.13%, due 4/1/2029	1,339,775	(k)
			21,620,316
Mining 0.1%
	1,145,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	1,205,113	(k)
	200,000	Minsur SA, 6.25%, due 2/7/2024	212,880	(p)
	200,000	Vedanta Resources Ltd., 6.38%, due 7/30/2022	196,100	(p)
		Volcan Cia Minera SAA
	130,000	5.38%, due 2/2/2022	131,301	(p)
	1,570,000	4.38%, due 2/11/2026	1,548,695	(k)
			3,294,089
Miscellaneous Manufacturer 0.7%
	2,855,000	FXI Holdings, Inc., 7.88%, due 11/1/2024	2,947,787	(k)
		General Electric Capital Corp.
	1,115,000	(3M USD LIBOR + 1.00%), 1.18%, due 3/15/2023	1,128,003	(b)
	10,945,000	5.88%, due 1/14/2038	14,323,973	(l)
	3,630,000	General Electric Co., 4.35%, due 5/1/2050	4,041,701
			22,441,464

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Multi-National 0.0%(f)
	$200,000	Africa Finance Corp., 3.88%, due 4/13/2024	$211,818	(p)
Oil & Gas 1.6%
		BP Capital PLC
EUR	224,000	3.63%, due 3/22/2029	293,205	(p)(r)(s)
	$10,165,000	4.88%, due 3/22/2030	10,912,127	(l)(r)(s)
	2,530,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	2,999,141
	525,000	Chevron USA, Inc., (3M USD LIBOR + 0.11%), 0.31%, due 8/12/2022	525,281	(b)
	700,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	724,500	(k)
		Ecopetrol SA
	89,000	5.88%, due 9/18/2023	97,856
	1,215,000	5.88%, due 5/28/2045	1,292,894
	200,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 7/19/2022	208,729	(p)
	200,000	Geopark Ltd., 5.50%, due 1/17/2027	205,700	(p)
		Hunt Oil Co. of Peru LLC Sucursal Del Peru
	200,000	6.38%, due 6/1/2028	203,838	(p)
	1,080,000	6.38%, due 6/1/2028	1,100,725	(k)
	2,220,000	KazMunayGas National Co. JSC, 5.75%, due 4/19/2047	2,666,264	(k)
		Leviathan Bond Ltd.
	148,000	5.75%, due 6/30/2023	155,349	(p)
	1,376,000	6.13%, due 6/30/2025	1,504,904	(p)
	1,350,000	Lukoil Securities BV, 3.88%, due 5/6/2030	1,418,580	(k)
		Occidental Petroleum Corp.
	6,840,000	3.20%, due 8/15/2026	6,651,900
	9,950,000	3.50%, due 8/15/2029	9,502,250	(l)
		Petrobras Global Finance BV
	200,000	7.38%, due 1/17/2027	241,752
	2,025,000	5.60%, due 1/3/2031	2,185,988
		Petroleos Mexicanos
	36,000	6.88%, due 10/16/2025	39,302	(k)
	5,135,000	7.69%, due 1/23/2050	4,942,437
		Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	203,777	(k)
	200,000	1.45%, due 1/8/2026	197,996	(k)
	244,000	Tecpetrol SA, 4.88%, due 12/12/2022	239,120	(p)
	214,000	Tengizchevroil Finance Co. Int'l Ltd., 2.63%, due 8/15/2025	218,429	(k)
EUR	123,000	TOTAL SE, 1.63%, due 10/25/2027	148,596	(p)(r)(s)
	$164,000	YPF SA, 8.50%, due 3/23/2025	135,136	(k)
			49,015,776
Oil Field Equipment & Services 0.2%
	2,047,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	2,139,946	(k)
		USA Compression Partners L.P./USA Compression Finance Corp.
	2,191,000	6.88%, due 4/1/2026	2,297,680
	445,000	6.88%, due 9/1/2027	468,229
			4,905,855
Packaging 0.5%
	4,715,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, due 8/15/2026	4,850,556	(k)
	3,495,000	BWAY Holding Co., 7.25%, due 4/15/2025	3,398,888	(k)
	1,465,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,571,213	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,795,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	$1,851,830	(k)
EUR	610,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	682,974	(k)
EUR	285,000	Schoeller Packaging BV, 6.38%, due 11/1/2024	356,604	(p)
	$1,120,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	1,198,400	(k)
			13,910,465
Packaging & Containers 0.1%
	1,215,000	Sealed Air Corp., 5.50%, due 9/15/2025	1,342,575	(k)
	1,260,000	Silgan Holdings, Inc., 4.75%, due 3/15/2025	1,279,442
			2,622,017
Personal & Household Products 0.4%
	5,705,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	5,833,363	(k)
	4,895,000	Newell Rubbermaid, Inc., 6.00%, due 4/1/2046	6,254,953
			12,088,316
Pharmaceuticals 0.9%
	930,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 0.83%, due 11/21/2022	935,727	(b)
	925,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 0.80%, due 6/10/2022	930,191	(b)
		Bausch Health Cos., Inc.
	1,260,000	5.75%, due 8/15/2027	1,351,350	(k)
	2,825,000	5.00%, due 1/30/2028	2,867,375	(k)
EUR	200,000	Bayer AG, 1.00%, due 1/12/2036	223,539	(p)
	$425,000	Bayer U.S. Finance II LLC, (3M USD LIBOR + 0.63%), 0.83%, due 6/25/2021	425,160	(b)(k)
	795,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.57%, due 5/16/2022	797,518	(b)
	2,745,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, due 10/15/2024	2,758,725	(k)
	850,000	GlaxoSmithKline Capital PLC, (3M USD LIBOR + 0.35%), 0.54%, due 5/14/2021	850,081	(b)
EUR	880,000	Nidda BondCo GmbH, 5.00%, due 9/30/2025	1,068,544	(p)
	$1,875,000	Organon Finance 1 LLC, 5.13%, due 4/30/2031	1,945,500	(k)
EUR	220,000	Takeda Pharmaceutical Co. Ltd., 1.38%, due 7/9/2032	273,870
EUR	1,575,000	Teva Pharmaceutical Finance Netherlands II BV, 1.88%, due 3/31/2027	1,753,298	(p)
	$1,740,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/1/2026	1,633,860
	6,380,000	Upjohn, Inc., 4.00%, due 6/22/2050	6,341,123	(k)(l)
		Valeant Pharmaceuticals Int'l, Inc.
	2,170,000	6.13%, due 4/15/2025	2,215,635	(k)
	865,000	5.50%, due 11/1/2025	892,031	(k)
			27,263,527
Pipelines 2.8%
		Energy Transfer L.P.
	11,110,000	Ser. B, 6.63%, due 2/15/2028	10,457,288	(r)(s)
	15,400,000	Ser. G, 7.13%, due 5/15/2030	15,708,000	(r)(s)
	3,685,000	6.25%, due 4/15/2049	4,422,314
	2,325,000	Galaxy Pipeline Assets Bidco Ltd., 2.94%, due 9/30/2040	2,273,011	(k)
	12,015,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	14,665,851	(l)
	12,450,000	MPLX L.P., 4.70%, due 4/15/2048	13,616,311	(l)
		Plains All American Pipeline L.P./PAA Finance Corp.
	14,642,000	3.55%, due 12/15/2029	14,842,849	(l)
	7,710,000	4.65%, due 10/15/2025	8,550,915	(l)
	400,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	480,032	(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	$175,000	5.88%, due 4/15/2026	$183,313
	170,000	6.50%, due 7/15/2027	184,875
	185,000	5.00%, due 1/15/2028	194,768
	165,000	6.88%, due 1/15/2029	185,213
			85,764,740
Real Estate 0.2%
EUR	200,000	ADLER Group SA, 2.25%, due 1/14/2029	232,970	(p)
	$1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	1,364,503	(p)
EUR	220,000	Fastighets AB Balder, 1.25%, due 1/28/2028	267,755	(p)
	$200,000	Greenland Global Investment Ltd., 6.75%, due 9/26/2023	176,059	(p)
	200,000	Kaisa Group Holdings Ltd., 11.25%, due 4/9/2022	206,595	(p)
	1,120,000	NWD MTN Ltd., 4.13%, due 7/18/2029	1,148,940	(p)
	200,000	Sino-Ocean Land Treasure IV Ltd., (3M USD LIBOR + 2.30%), 2.49%, due 7/31/2021	200,139	(b)(p)
		Sunac China Holdings Ltd.
	200,000	7.50%, due 2/1/2024	210,069	(p)
	1,415,000	7.00%, due 7/9/2025	1,453,880	(p)
	200,000	6.50%, due 1/26/2026	200,422	(p)
			5,461,332
Real Estate Development & Management 0.5%
EUR	280,000	CPI Property Group SA, 4.88%, due 8/18/2026	353,461	(p)(r)(s)
		Realogy Group LLC/Realogy Co-Issuer Corp.
	$1,435,000	4.88%, due 6/1/2023	1,492,400	(k)
	2,220,000	7.63%, due 6/15/2025	2,425,350	(k)
	2,530,000	9.38%, due 4/1/2027	2,827,275	(k)
	7,181,000	5.75%, due 1/15/2029	7,450,288	(k)
EUR	1,100,000	Vivion Investments S.a.r.l., 3.00%, due 8/8/2024	1,290,405	(p)(q)
			15,839,179
Real Estate Investment Trusts 1.7%
	$1,875,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	1,935,750	(k)
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	269,576	(p)
		EPR Properties
	$2,110,000	4.50%, due 6/1/2027	2,173,692
	1,875,000	4.95%, due 4/15/2028	1,959,886
	3,900,000	3.75%, due 8/15/2029	3,792,709
	6,776,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	6,913,553	(k)
		Iron Mountain, Inc.
	1,660,000	4.88%, due 9/15/2027	1,726,400	(k)
	5,045,000	5.25%, due 3/15/2028	5,292,205	(k)
	1,085,000	5.00%, due 7/15/2028	1,122,975	(k)
	1,715,000	4.88%, due 9/15/2029	1,746,762	(k)
	805,000	5.25%, due 7/15/2030	836,194	(k)
	5,965,000	5.63%, due 7/15/2032	6,289,735	(k)
		Outfront Media Capital LLC/Outfront Media Capital Corp.
	1,581,000	5.00%, due 8/15/2027	1,630,406	(k)
	680,000	4.63%, due 3/15/2030	673,200	(k)
	7,375,000	QualityTech L.P./QTS Finance Corp., 3.88%, due 10/1/2028	7,439,531	(k)
	3,010,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	3,097,651

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Trust F/1401
	$200,000	5.25%, due 12/15/2024	$222,500	(p)
	200,000	5.25%, due 1/30/2026	225,000	(k)
EUR	200,000	Unibail-Rodamco-Westfield SE, 2.13%, due 7/25/2023	233,537	(p)(r)(s)
	$3,860,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	4,159,150	(k)
	1,205,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	1,223,075	(k)
			52,963,487
Recreation & Travel 2.0%
		Carnival Corp.
EUR	520,000	10.13%, due 2/1/2026	730,544	(p)
	$1,135,000	10.50%, due 2/1/2026	1,337,768	(k)
EUR	565,000	7.63%, due 3/1/2026	752,182	(p)
	$4,745,000	7.63%, due 3/1/2026	5,195,775	(k)
	5,310,000	5.75%, due 3/1/2027	5,598,758	(k)
	4,730,000	9.88%, due 8/1/2027	5,557,750	(k)
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	4,440,000	5.50%, due 5/1/2025	4,651,433	(k)
	2,860,000	5.38%, due 4/15/2027	2,943,655
		Motion Bondco DAC
EUR	780,000	4.50%, due 11/15/2027	916,828	(p)
	$1,380,000	6.63%, due 11/15/2027	1,393,800	(k)
		NCL Corp. Ltd.
	2,615,000	3.63%, due 12/15/2024	2,510,139	(k)
	2,870,000	5.88%, due 3/15/2026	2,999,150	(k)
	595,000	NCL Finance Ltd., 6.13%, due 3/15/2028	626,725	(k)
GBP	2,000,000	Pinnacle Bidco PLC, 6.38%, due 2/15/2025	2,793,062	(p)(q)
		Royal Caribbean Cruises Ltd.
	$1,470,000	11.50%, due 6/1/2025	1,702,907	(k)
	7,600,000	5.50%, due 4/1/2028	7,970,120	(k)
	1,510,000	SeaWorld Parks & Entertainment, Inc., 9.50%, due 8/1/2025	1,639,588	(k)
		Six Flags Entertainment Corp.
	1,620,000	4.88%, due 7/31/2024	1,630,125	(k)
	4,735,000	5.50%, due 4/15/2027	4,888,887	(k)(q)
	4,340,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	4,688,806	(k)
			60,528,002
Restaurants 0.1%
	2,250,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	2,193,750	(k)
Retail 0.0%(f)
	510,000	7-Eleven, Inc., (3M USD LIBOR + 0.45%), 0.65%, due 8/10/2022	510,311	(b)(k)
Semiconductors 0.6%
		Broadcom, Inc.
	7,265,000	4.15%, due 11/15/2030	7,941,523	(l)
	10,845,000	3.50%, due 2/15/2041	10,467,197	(k)(l)
			18,408,720

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Software 0.1%
	$630,000	CDK Global, Inc., 4.88%, due 6/1/2027	$666,219
EUR	217,000	Fidelity National Information Services, Inc., 1.00%, due 12/3/2028	268,071
	$1,200,000	Open Text Corp., 5.88%, due 6/1/2026	1,237,500	(k)
			2,171,790
Software - Services 0.4%
EUR	305,000	Brunello Bidco SpA, 3.50%, due 2/15/2028	367,212	(p)
EUR	565,000	Centurion Bidco SpA, 5.88%, due 9/30/2026	707,668	(p)
	$1,775,000	Endurance Acquisition Merger Sub, 6.00%, due 2/15/2029	1,699,563	(k)
EUR	590,000	IPD 3 BV, 5.50%, due 12/1/2025	736,436	(p)
		Presidio Holdings, Inc.
	$1,485,000	4.88%, due 2/1/2027	1,529,550	(k)
	1,865,000	8.25%, due 2/1/2028	2,032,850	(k)
	1,470,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	1,514,100	(k)
	2,875,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	3,054,328	(k)
			11,641,707
Specialty Retail 0.5%
EUR	2,000,000	Dufry One BV, 2.00%, due 2/15/2027	2,235,691	(p)
EUR	1,325,000	eG Global Finance PLC, 4.38%, due 2/7/2025	1,543,127	(p)
		L Brands, Inc.
	$500,000	9.38%, due 7/1/2025	634,375	(k)
	705,000	5.25%, due 2/1/2028	772,856
	3,565,000	6.63%, due 10/1/2030	4,108,520	(k)
EUR	1,000,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	1,245,769	(p)
		Petsmart, Inc./Petsmart Finance Corp.
	$925,000	4.75%, due 2/15/2028	953,906	(k)
	2,635,000	7.75%, due 2/15/2029	2,854,944	(k)
EUR	455,000	Tendam Brands SAU, (3M EURIBOR + 5.25%, Floor 5.25%), 5.25%, due 9/15/2024	523,775	(b)(p)
			14,872,963
Steel Producers - Products 0.4%
		ArcelorMittal
	$4,860,000	7.25%, due 10/15/2039	6,854,447	(u)
	3,860,000	7.00%, due 3/1/2041	5,360,332
			12,214,779
Support - Services 2.1%
	2,102,000	ADT Corp., 4.88%, due 7/15/2032	2,200,090	(k)
		APX Group, Inc.
	1,360,000	7.63%, due 9/1/2023	1,395,700
	1,355,000	6.75%, due 2/15/2027	1,457,072	(k)
		Aramark Services, Inc.
	1,880,000	6.38%, due 5/1/2025	1,999,850	(k)
	7,755,000	5.00%, due 2/1/2028	8,113,669	(k)
	3,540,000	ASGN, Inc., 4.63%, due 5/15/2028	3,681,600	(k)
		Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
	2,865,000	5.75%, due 7/15/2027	3,033,347	(k)(q)
	4,625,000	4.75%, due 4/1/2028	4,790,806	(k)
	1,220,000	5.38%, due 3/1/2029	1,270,325	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	460,000	Avis Budget Finance PLC, 4.75%, due 1/30/2026	$561,310	(p)
	$4,645,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	4,751,510	(k)
	1,725,000	Garda World Security Corp., 8.75%, due 5/15/2025	1,800,469	(k)
	1,331,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	1,467,427	(k)
EUR	575,000	House of HR, 7.50%, due 1/15/2027	729,140	(p)
	$3,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	3,190,544	(k)
EUR	755,000	Kapla Holding SAS, 3.38%, due 12/15/2026	901,953	(p)
	$5,945,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	6,027,873	(k)
EUR	847,000	La Financiere Atalian SASU, 4.00%, due 5/15/2024	995,178	(p)
EUR	595,000	Loxam SAS, 5.75%, due 7/15/2027	712,024	(p)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	$6,965,000	5.75%, due 4/15/2026	7,618,526	(k)(l)
	745,000	3.38%, due 8/31/2027	719,856	(k)
	1,950,000	6.25%, due 1/15/2028	2,037,750	(k)
	1,980,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	2,069,041	(k)
EUR	410,000	Verisure Midholding AB, 5.25%, due 2/15/2029	508,283	(k)
	$1,905,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	2,021,681	(k)
			64,055,024
Technology Hardware & Equipment 0.4%
		CommScope Finance LLC
	4,275,000	6.00%, due 3/1/2026	4,504,781	(k)
	1,595,000	8.25%, due 3/1/2027	1,708,644	(k)
	1,901,000	CommScope Technologies LLC, 6.00%, due 6/15/2025	1,934,267	(k)
	2,555,000	CommScope, Inc., 7.13%, due 7/1/2028	2,762,594	(k)
	2,035,000	Dell Int'l LLC/EMC Corp., 6.20%, due 7/15/2030	2,558,887	(k)
EUR	162,000	Nokia Oyj, 3.13%, due 5/15/2028	215,332	(p)
			13,684,505
Telecom - Satellite 0.1%
	$2,495,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	2,579,206	(k)
Telecom - Wireless 0.5%
		Sprint Capital Corp.
	1,565,000	6.88%, due 11/15/2028	1,971,943
	3,455,000	8.75%, due 3/15/2032	5,122,037
	990,000	Sprint Corp., 7.63%, due 3/1/2026	1,213,988
		T-Mobile USA, Inc.
	1,185,000	2.63%, due 2/15/2029	1,154,338
	6,900,000	2.88%, due 2/15/2031	6,736,125
			16,198,431
Telecom - Wireline Integrated & Services 1.0%
EUR	920,000	Altice Finco SA, 4.75%, due 1/15/2028	1,085,229	(p)
		Altice France Holding SA
EUR	1,470,000	4.00%, due 2/15/2028	1,692,213	(p)(q)
	$7,005,000	6.00%, due 2/15/2028	6,951,062	(k)
		Altice France SA
	1,240,000	8.13%, due 2/1/2027	1,359,350	(k)
	4,285,000	5.50%, due 1/15/2028	4,414,407	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Frontier Communications Corp.
	$1,550,000	5.88%, due 10/15/2027	$1,646,875	(k)
	1,205,000	5.00%, due 5/1/2028	1,230,606	(k)
	1,790,000	6.75%, due 5/1/2029	1,885,693	(k)
	1,425,000	Numericable-SFR SA, 7.38%, due 5/1/2026	1,477,440	(k)
	8,325,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	8,275,341	(k)
			30,018,216
Telecommunications 1.7%
		AT&T, Inc.
	335,000	(SOFR + 0.64%), 0.65%, due 3/25/2024	335,516	(b)
	8,117,000	4.50%, due 3/9/2048	8,903,131	(l)
	9,855,000	3.65%, due 6/1/2051	9,478,929	(l)
	200,000	Bharti Airtel Int'l Netherlands BV, 5.35%, due 5/20/2024	220,073	(p)
	1,950,000	C&W Senior Financing DAC, 6.88%, due 9/15/2027	2,067,000	(k)
	200,000	MTN Mauritius Investments Ltd., 5.37%, due 2/13/2022	205,001	(p)
	1,980,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,204,037	(k)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	149,952	(p)
	$9,010,000	T-Mobile USA, Inc., 4.50%, due 4/15/2050	10,161,568	(k)(l)
	239,000	VEON Holdings BV, 4.00%, due 4/9/2025	251,022	(k)
		Verizon Communications, Inc.
	1,390,000	(SOFR + 0.50%), 0.51%, due 3/22/2024	1,395,871	(b)
EUR	222,000	1.13%, due 9/19/2035	262,535
	$8,440,000	3.55%, due 3/22/2051	8,573,946
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	253,118	(e)(p)
	5,535,000	Vodafone Group PLC, 5.25%, due 5/30/2048	6,991,535	(l)
			51,453,234
Theaters & Entertainment 0.3%
		Live Nation Entertainment, Inc.
	1,990,000	4.88%, due 11/1/2024	2,027,313	(k)
	4,615,000	6.50%, due 5/15/2027	5,099,575	(k)
	1,705,000	4.75%, due 10/15/2027	1,720,443	(k)
			8,847,331
Transportation 0.1%
EUR	216,000	CMA CGM SA, 5.25%, due 1/15/2025	265,077	(p)
	$1,575,623	MV24 Capital BV, 6.75%, due 6/1/2034	1,668,774	(k)
	1,135,000	Rumo Luxembourg S.a.r.l., 5.25%, due 1/10/2028	1,206,505	(k)
			3,140,356
Transportation Infrastructure - Services 0.2%
EUR	400,000	Abertis Infraestructuras Finance BV, 3.25%, due 11/24/2025	492,932	(p)(r)(s)
EUR	595,000	Atlantia SpA, 1.88%, due 7/13/2027	734,963	(p)
EUR	896,000	Autostrade per l'Italia SpA, 1.88%, due 9/26/2029	1,093,571	(p)
	$1,225,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,252,538	(k)
EUR	960,000	CMA CGM SA, 7.50%, due 1/15/2026	1,272,436	(p)
GBP	505,000	National Express Group PLC, 4.25%, due 11/26/2025	727,880	(p)(r)(s)
			5,574,320
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Water 0.0%(f)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	$241,953	(p)(r)(s)
		Total Corporate Bonds (Cost $1,639,477,583)	1,696,799,168
	Convertible Bonds 0.1%
	Media 0.1%
	$2,720,000	DISH Network Corp., 3.38% ,due 8/15/2026 (Cost $2,470,825)	2,862,800
	Municipal Notes 1.5%
	California 0.4%
	1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	2,323,456
	1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	2,239,080
	2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	2,048,049
	2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., (AGM Insured), Ser. 2019-A, 3.92%, due 1/15/2053	2,213,980
	1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,843,170
	1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,672,873
			12,340,608
	Massachusetts 0.0%(f)
	1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,190,757
	Michigan 0.1%
	1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	1,893,414
	Nevada 0.1%
	2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	2,067,597
	New Jersey 0.0%(f)
	695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	756,203
	620,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	676,827
			1,433,030
	New York 0.2%
	2,055,000	New York City Ref. G.O., Ser. 2020-C-3, 2.41%, due 8/1/2032	2,072,575
	2,055,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2019-C-3, 3.50%, due 11/1/2032	2,231,795
	2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	2,666,329
			6,970,699

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Ohio 0.3%
$2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	$2,033,916
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	2,117,806
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	2,254,878
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	1,979,034
		8,385,634
Pennsylvania 0.1%
2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	2,064,166
Texas 0.2%
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,728,312
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	2,077,827
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,516,628
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	2,120,313
		7,443,080
Utah 0.1%
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	2,067,861
	Total Municipal Notes (Cost $46,036,233)	45,856,846
Asset-Backed Securities 4.8%
1,100,000	AIMCO CLO, Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 5.34%, due 4/17/2031	1,050,210	(b)(k)
	AIMCO CLO 10 Ltd.
1,050,000	Ser. 2019-10A, Class D, (3M USD LIBOR + 3.55%), 3.73%, due 7/22/2032	1,052,323	(b)(k)
2,000,000	Ser. 2019-10A, Class E, (3M USD LIBOR + 6.55%), 6.73%, due 7/22/2032	1,999,564	(b)(k)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.19%, due 7/20/2031	540,153	(b)(k)
7,960,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	8,334,976	(k)
	American Express Credit Account Master Trust
1,000,000	Ser. 2017-2, Class A, (1M USD LIBOR + 0.45%), 0.56%, due 9/16/2024	1,003,393	(b)
665,000	Ser. 2017-5, Class A, (1M USD LIBOR + 0.38%), 0.49%, due 2/18/2025	667,685	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 2.69%, due 1/20/2031	483,069	(b)(k)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 5.69%, due 1/20/2031	465,650	(b)(k)
5,000,000	Apidos CLO XXXI, Ser. 2019-31A, Class D, (3M USD LIBOR + 3.65%), 3.83%, due 4/15/2031	5,001,937	(b)(k)
1,396,705	Apollo Aviation Securitization Asset Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	1,385,379	(k)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 3.93%, due 4/24/2031	4,751,242	(b)(k)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 7.03%, due 4/24/2031	1,701,780	(b)(k)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 6.28%, due 10/15/2030	1,963,348	(b)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$116,366	Asset Backed Securities Corp. Home Equity Loan Trust, Ser. 2004-HE5, Class M2, (1M USD LIBOR + 1.88%), 1.98%, due 8/25/2034	$116,358	(b)
3,300,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 6.65%, due 10/20/2029	3,238,701	(b)(k)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 3.04%, due 4/20/2031	245,197	(b)(k)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 5.79%, due 4/20/2031	1,425,148	(b)(k)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 6.59%, due 10/15/2030	2,949,343	(b)(k)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D, (3M USD LIBOR + 3.55%), 3.73%, due 7/15/2032	701,601	(b)(k)
400,000	BMW Vehicle Lease Trust, Ser. 2021-1, Class A2, 0.20%, due 3/27/2023	399,934
274,639	BMW Vehicle Owner Trust, Ser. 2020-A, Class A2, 0.39%, due 2/27/2023	274,810
650,000	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 5.71%, due 1/30/2031	601,405	(b)(k)
1,005,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M USD LIBOR + 0.51%), 0.62%, due 9/16/2024	1,007,832	(b)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 2.79%, due 1/20/2031	981,857	(b)(k)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 6.09%, due 1/20/2031	995,502	(b)(k)
1,120,000	CARLYLE U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 5.49%, due 1/20/2030	1,024,218	(b)(k)
4,564,799	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.48%), 0.59%, due 3/25/2036	4,545,324	(b)
1,000,000	Chase Issuance Trust, Ser. 2016-A3, Class A3, (1M USD LIBOR + 0.55%), 0.66%, due 6/15/2023	1,000,703	(b)
	CIFC Funding III Ltd.
750,000	Ser. 2020-3A, Class E, (3M USD LIBOR + 7.35%), 7.54%, due 10/20/2031	752,652	(b)(k)
2,350,000	Ser. 2019-3A, Class D, (3M USD LIBOR + 6.80%), 6.98%, due 7/16/2032	2,350,949	(b)(k)
1,500,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M USD LIBOR + 0.37%), 0.48%, due 8/8/2024	1,505,805	(b)
474,436	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.32%), 0.27%, due 9/25/2036	433,145	(b)
3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 7.06%, due 4/15/2029	3,641,145	(b)(k)
250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 6.03%, due 10/15/2030	242,895	(b)(k)
	Dryden 53 CLO Ltd.
300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 2.58%, due 1/15/2031	287,768	(b)(k)
750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 5.48%, due 1/15/2031	716,718	(b)(k)
2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 6.39%, due 10/19/2029	2,316,242	(b)(k)
	Eaton Vance CLO Ltd.
850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 2.69%, due 1/20/2030	824,712	(b)(k)
900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 5.79%, due 1/20/2030	853,468	(b)(k)
750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 6.18%, due 10/15/2030	737,650	(b)(k)
2,150,000	Flatiron CLO 18 Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 5.34%, due 4/17/2031	2,096,173	(b)(k)
700,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.10%, due 5/15/2030	696,988	(b)(k)
177,579	Ford Credit Auto Owner Trust, Ser. 2020-A, Class A2, 1.03%, due 10/15/2022	177,873
902,369	Foundation Finance Trust, Ser. 2019-1A, Class A, 3.86%, due 11/15/2034	933,111	(k)
1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 6.18%, due 7/15/2031	1,540,604	(b)(k)
250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 5.97%, due 5/16/2031	247,586	(b)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 6.58%, due 10/15/2030	$1,594,607	(b)(k)
306,694	GM Financial Consumer Automobile Receivables Trust, Ser. 2020-2, Class A2B, (1M USD LIBOR + 1.05%), 1.17%, due 3/16/2023	307,359	(b)
500,000	Golden Credit Card Trust, Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 0.46%, due 10/15/2023	500,552	(b)(k)
581,283	Hyundai Auto Lease Securitization Trust, Ser. 2020-B, Class A2, 0.36%, due 1/17/2023	581,647	(k)
376,462	Hyundai Auto Receivables Trust, Ser. 2020-B, Class A2, 0.38%, due 3/15/2023	376,693
1,250,000	Jay Park CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 5.20%), 5.39%, due 10/20/2027	1,213,836	(b)(k)
	JP Morgan Mortgage Acquisition Trust
515,346	Ser. 2006-CH1, Class M1, (1M USD LIBOR + 0.22%), 0.33%, due 7/25/2036	515,165	(b)
144,888	Ser. 2007-CH1, Class MV2, (1M USD LIBOR + 0.28%), 0.39%, due 11/25/2036	144,823	(b)
2,000,000	KKR CLO 16 Ltd., Ser. 2016, Class DR, (3M USD LIBOR + 6.75%), 6.94%, due 1/20/2029	1,989,946	(b)(k)
5,500,000	KKR CLO 25 Ltd., Ser. 2025, Class D, (3M USD LIBOR + 3.85%), 4.03%, due 4/15/2032	5,500,273	(b)(k)
3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class ER, (3M USD LIBOR + 6.10%), 6.29%, due 4/20/2032	2,999,927	(b)(k)
	Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class DR, (3M USD LIBOR + 3.10%), due 4/15/2031	2,999,682	(b)(d)(k)(v)
3,000,000	Ser. 2019-22A, Class D, (3M USD LIBOR + 3.65%), 3.83%, due 4/15/2031	2,999,962	(b)(k)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 2.69%, due 4/20/2031	244,459	(b)(k)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 5.54%, due 4/20/2031	242,285	(b)(k)
1,000,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 5.86%, due 10/15/2031	977,419	(b)(k)
1,000,000	Magnetite XXVIII Ltd., Ser. 2020-28A, Class E, (3M USD LIBOR + 7.08%), 7.26%, due 10/25/2031	1,002,948	(b)(k)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 2.99%, due 12/18/2030	471,201	(b)(k)
	Marlette Funding Trust
634,473	Ser. 2019-4A, Class A, 2.39%, due 12/17/2029	638,854	(k)
152,610	Ser. 2020-1A, Class A, 2.24%, due 3/15/2030	153,076	(k)
560,000	Mercedes-Benz Auto Lease Trust, Ser. 2021-A, Class A2, 0.18%, due 3/15/2023	559,799
460,000	MMAF Equipment Finance LLC, Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	459,917	(k)(v)
750,000	Niagara Park CLO Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.55%), 3.74%, due 7/17/2032	750,909	(b)(k)
	OCP CLO Ltd.
2,800,000	Ser. 2015-10A, Class CR, (3M USD LIBOR + 2.60%), 2.78%, due 10/26/2027	2,794,848	(b)(k)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 2.78%, due 11/20/2030	3,730,397	(b)(k)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 5.98%, due 11/20/2030	1,771,532	(b)(k)
1,000,000	Ser. 2018-15A, Class D, (3M USD LIBOR + 5.85%), 6.04%, due 7/20/2031	995,394	(b)(k)
3,200,000	Octagon Investment Partners 41 Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.90%), 7.08%, due 4/15/2031	3,200,259	(b)(k)
1,000,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.55%), 3.74%, due 7/20/2032	1,002,187	(b)(k)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 2.64%, due 1/20/2030	732,661	(b)(k)
	Palmer Square CLO Ltd.
2,500,000	Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 6.43%, due 5/21/2029	2,495,050	(b)(k)
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 5.89%, due 1/17/2031	689,543	(b)(k)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 5.34%, due 4/18/2031	1,536,312	(b)(k)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 3.10%), 3.29%, due 4/17/2034	298,839	(b)(k)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ERR, (3M USD LIBOR + 6.50%), 6.69%, due 1/18/2034	999,970	(b)(k)
980,000	Santander Retail Auto Lease Trust, Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	979,921	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$223,988	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 1.08%, due 7/25/2034	$222,115	(b)
	3,250,000	Signal Peak CLO 7 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 4.04%, due 4/30/2032	3,250,641	(b)(k)
	1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class D, (3M USD LIBOR + 3.65%), 3.83%, due 7/15/2032	1,001,616	(b)(k)
	500,000	TCW CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 6.75%), 6.93%, due 7/29/2029	504,002	(b)(k)
	750,000	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	750,706	(k)
	1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 5.94%, due 7/17/2031	1,115,827	(b)(k)
	3,500,000	TICP CLO VIII Ltd., Ser. 2017-8A, Class D, (3M USD LIBOR + 6.55%), 6.74%, due 10/20/2030	3,513,504	(b)(k)
	1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 5.69%, due 4/20/2031	981,390	(b)(k)
		TICP CLO XIII Ltd.
	1,150,000	Ser. 2019-13E, Class E, (3M USD LIBOR + 6.75%), 6.93%, due 7/15/2032	1,150,012	(b)(k)
	1,150,000	Ser. 2019-13E, Class ER, (3M USD LIBOR + 6.20%), due 4/15/2034	1,138,500	(d)(d)(k)(v)(w)
	1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 5.93%, due 7/25/2031	1,294,273	(b)(k)
	1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 6.25%), 6.45%, due 4/25/2032	1,199,977	(b)(k)
	4,000,000	Verde CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 3.25%), 3.43%, due 4/15/2032	3,999,956	(b)(k)
		Verizon Owner Trust
	515,831	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 0.45%, due 9/20/2023	516,634	(b)
	1,000,000	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 0.57%, due 12/20/2023	1,000,676	(b)
	212,640	Volkswagen Auto Loan Enhanced Trust, Ser. 2020-1, Class A2A, 0.93%, due 12/20/2022	213,018
		Voya CLO Ltd.
	250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 5.93%, due 10/15/2031	239,994	(b)(k)
	350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 6.27%, due 10/18/2031	318,699	(b)(k)
	3,325,000	Westcott Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.40%), 6.59%, due 7/20/2028	3,288,593	(b)(k)
	1,550,000	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 2.78%, due 1/22/2031	1,507,890	(b)(k)
		Total Asset-Backed Securities (Cost $145,115,945)	145,924,401
Foreign Government Securities 4.2%
	5,100,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	5,134,832	(p)
		Angolan Government International Bond
	200,000	9.50%, due 11/12/2025	219,139	(p)
	4,945,000	9.38%, due 5/8/2048	5,084,795	(k)
		Argentine Republic Government International Bond
	5,982	1.00%, due 7/9/2029	2,267
	195,940	0.13%, due 7/9/2030	71,028	(u)
	650,000	Bahrain Government International Bond, 5.45%, due 9/16/2032	644,800	(k)
	944,619	Brazil Loan Trust 1, 5.48%, due 7/24/2023	982,413	(p)
		Brazil Notas do Tesouro Nacional
BRL	6,000,000	Ser. F, 10.00%, due 1/1/2025	1,177,008
BRL	23,170,000	Ser. F, 10.00%, due 1/1/2029	4,385,019
EUR	80,000	Bundesrepublik Deutschland Bundesanleihe, 2.50%, due 8/15/2046	148,915	(p)
		Colombian TES
COP	1,235,700,000	Ser. B, 5.75%, due 11/3/2027	321,513
COP	11,863,000,000	Ser. B, 6.00%, due 4/28/2028	3,099,652

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
COP	8,337,100,000	Ser. B, 7.00%, due 6/30/2032	$2,182,216
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	1,895,260
		Costa Rica Government International Bond
	$200,000	4.25%, due 1/26/2023	202,700	(p)
	865,000	7.00%, due 4/4/2044	886,625	(k)
EUR	205,000	Cyprus Government International Bond, 0.00%, due 2/9/2026	245,740	(p)
		Deutsche Bundesrepublik Inflation-Linked Bond(j)
EUR	189,469	0.50%, due 4/15/2030	275,192	(p)
EUR	133,833	0.10%, due 4/15/2033	194,549	(p)
EUR	117,730	0.10%, due 4/15/2046	199,701	(p)
		Dominican Republic International Bond
	$200,000	5.88%, due 4/18/2024	214,980	(p)
	3,865,000	6.85%, due 1/27/2045	4,396,437	(k)
	560,000	Ecuador Government International Bond, 0.50%, due 7/31/2030	467,600	(k)(u)
		Egypt Government International Bond
	200,000	5.75%, due 5/29/2024	211,280	(p)
	200,000	5.25%, due 10/6/2025	208,087	(p)
	2,205,000	8.50%, due 1/31/2047	2,272,826	(k)
	3,855,000	7.50%, due 2/16/2061	3,570,694	(k)
	485,000	El Salvador Government International Bond, 9.50%, due 7/15/2052	549,262	(k)
	1,075,000	Finance Department Government of Sharjah, 4.00%, due 7/28/2050	939,184	(k)
		French Republic Government Bond OAT
EUR	497,854	0.10%, due 3/1/2025	639,664	(j)(p)
EUR	426,846	0.10%, due 3/1/2026	562,411	(j)(p)
EUR	446,269	1.85%, due 7/25/2027	663,474	(j)(p)
EUR	219,858	0.10%, due 3/1/2028	293,841	(j)(p)
EUR	505,578	0.10%, due 7/25/2031	703,187	(j)(p)
EUR	120,000	1.50%, due 5/25/2050	166,860	(p)
		Ghana Government International Bond
	$200,000	6.38%, due 2/11/2027	198,621	(p)
	3,225,000	10.75%, due 10/14/2030	4,070,595	(k)
		Hellenic Republic Government Bond
EUR	2,000,000	1.88%, due 7/23/2026	2,620,370	(p)
EUR	179,000	0.75%, due 6/18/2031	210,200	(p)
EUR	96,264	3.90%, due 1/30/2033	151,819	(p)
	$1,050,000	Indonesia Government International Bond, 5.25%, due 1/17/2042	1,275,478	(k)
		Indonesia Treasury Bond
IDR	72,098,000,000	6.13%, due 5/15/2028	4,957,800
IDR	55,908,000,000	8.25%, due 5/15/2029	4,293,672
IDR	26,460,000,000	7.00%, due 9/15/2030	1,888,689
		Italy Buoni Poliennali Del Tesoro
EUR	356,858	2.60%, due 9/15/2023	474,100	(j)(p)
EUR	1,133,000	1.45%, due 11/15/2024	1,435,118	(p)
EUR	367,000	1.45%, due 5/15/2025	466,511	(p)
EUR	432,182	1.40%, due 5/26/2025	553,987	(j)(p)
EUR	224,000	1.85%, due 7/1/2025	289,393	(p)
EUR	350,047	0.55%, due 5/21/2026	435,405	(j)(p)
EUR	270,304	3.10%, due 9/15/2026	400,431	(j)(p)
EUR	544,000	3.00%, due 8/1/2029	776,461	(p)
EUR	288,300	0.40%, due 5/15/2030	373,609	(j)(p)
EUR	888,000	0.90%, due 4/1/2031	1,070,839	(p)
EUR	155,000	2.45%, due 9/1/2033	215,015	(p)
EUR	440,000	4.00%, due 2/1/2037	725,146	(p)
EUR	35,000	1.50%, due 4/30/2045	40,324	(p)
		Ivory Coast Government International Bond
	$424,167	5.75%, due 12/31/2032	427,972	(p)(u)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,399,751	5.75%, due 12/31/2032	$1,412,307	(k)(u)
	750,000	6.13%, due 6/15/2033	794,508	(k)
	1,970,000	Kenya Government International Bond, 6.88%, due 6/24/2024	2,182,366	(k)
EUR	166,995	Kingdom of Belgium Government Bond, 1.45%, due 6/22/2037	230,341	(p)
		Mexican Bonos
MXN	75,340,000	Ser. M20, 8.50%, due 5/31/2029	4,142,975
MXN	26,490,000	Ser. M, 7.75%, due 5/29/2031	1,387,557
MXN	15,400,000	Ser. M, 7.75%, due 11/23/2034	795,711
MXN	25,070,000	Ser. M, 7.75%, due 11/13/2042	1,231,595
	$810,000	Mongolia Government International Bond, 5.13%, due 4/7/2026	867,857	(k)
	200,000	Namibia International Bonds, 5.50%, due 11/3/2021	202,508	(p)
EUR	350,633	Netherlands Kingdom, 4.00%, due 1/15/2037	674,902	(p)
	$2,365,000	Nigeria Government International Bond, 7.88%, due 2/16/2032	2,546,112	(k)
		Oman Government International Bond
	206,000	4.13%, due 1/17/2023	211,985	(p)
	1,485,000	6.75%, due 1/17/2048	1,480,545	(k)
	2,845,000	7.00%, due 1/25/2051	2,901,507	(k)
		Peruvian Government International Bond
	100,000	7.35%, due 7/21/2025	122,625
PEN	147,000	6.95%, due 8/12/2031	43,465	(p)
		Portugal Obrigacoes do Tesouro OT
EUR	68,000	0.48%, due 10/18/2030	82,550	(p)
EUR	77,000	4.10%, due 2/15/2045	148,337	(p)
	$203,578	Provincia de Cordoba, 3.00%, due 12/10/2025	139,105	(p)(u)
	370,000	Qatar Government International Bond, 3.88%, due 4/23/2023	394,085	(p)
	840,000	Republic of Armenia International Bond, 3.60%, due 2/2/2031	768,348	(k)
EUR	75,000	Republic of Austria Government Bond, 0.70%, due 4/20/2071	85,364	(p)
		Republic of South Africa Government Bond
ZAR	31,218,337	8.00%, due 1/31/2030	1,989,082
ZAR	52,039,335	8.25%, due 3/31/2032	3,159,708
ZAR	15,642,353	8.50%, due 1/31/2037	874,538
ZAR	20,621,129	9.00%, due 1/31/2040	1,176,008
	$2,530,000	Republic of South Africa Government International Bond, 5.65%, due 9/27/2047	2,432,013
		Romanian Government International Bond
EUR	53,000	2.75%, due 2/26/2026	70,152	(p)
EUR	116,000	2.88%, due 5/26/2028	154,418	(p)
EUR	161,000	3.62%, due 5/26/2030	223,076	(p)
EUR	311,000	3.88%, due 10/29/2035	433,575	(p)
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	304,181,000	7.05%, due 1/19/2028	4,117,278
RUB	137,926,000	8.50%, due 9/17/2031	2,036,865
RUB	44,181,000	7.70%, due 3/23/2033	617,897
RUB	66,191,000	7.25%, due 5/10/2034	893,331
EUR	226,000	San Marino Government Bond, 3.25%, due 2/24/2024	278,205	(p)
EUR	224,000	Serbia International Bond, 3.13%, due 5/15/2027	296,104	(p)
		Spain Government Bond
EUR	448,000	1.45%, due 10/31/2027	588,050	(p)
EUR	465,000	0.10%, due 4/30/2031	538,454	(p)
EUR	184,000	0.85%, due 7/30/2037	216,828	(p)
		Spain Government Inflation-Linked Bond(j)
EUR	190,108	1.80%, due 11/30/2024	259,256	(p)
EUR	254,528	1.00%, due 11/30/2030	368,116	(p)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	209,663	(p)
	200,000	6.35%, due 6/28/2024	138,838	(p)
	255,000	7.85%, due 3/14/2029	166,076	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Turkey Government Bond
TRY	11,813,158	10.70%, due 8/17/2022	$1,324,900
TRY	43,332,823	11.70%, due 11/13/2030	3,794,152
		Turkey Government International Bond
	$400,000	5.75%, due 3/22/2024	406,440
	1,690,000	5.88%, due 6/26/2031	1,582,736
		Turkiye Ihracat Kredi Bankasi AS
	360,000	5.38%, due 10/24/2023	361,066	(p)
	200,000	8.25%, due 1/24/2024	212,450	(k)
		Ukraine Government International Bond
	200,000	8.99%, due 2/1/2024	219,740	(p)
	4,855,000	7.25%, due 3/15/2033	4,855,000	(k)
	66,667	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	68,668	(p)
	1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	132,768	(p)(x)
		Total Foreign Government Securities (Cost $135,897,017)	127,606,812
NUMBER OF SHARES
Closed-End Funds 0.1%
Investment Companies(y) 0.1%
	1,588,889	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $1,896,898)	1,900,294
Short-Term Investments 10.8%
Investment Companies 10.8%
	298,839,082	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.03%(z)	298,839,082	(l)
	28,399,954	State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(z)	28,399,954	(aa)
		Total Short-Term Investments (Cost $327,239,036)	327,239,036
		Total Investments 115.7% (Cost $3,472,762,099)	3,511,554,921
		Liabilities Less Other Assets (15.7)%	(475,519,929	)(ab)(ac)
		Net Assets 100.0%	$3,036,034,992

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2021 and changes periodically.

(c)  The stated interest rates represent the range of rates at April 30, 2021 of the underlying contracts within the Loan Assignment.

(d)  All or a portion of this security has not settled as of April 30, 2021 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  All or a portion of this security was purchased on a delayed delivery basis.

(f)  Represents less than 0.05% of net assets of the Fund.

(g)  Value determined using significant unobservable inputs.

(h)  All or a portion of the security is pledged as collateral for futures.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(i)  Rate shown was the discount rate at the date of purchase.

(j)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(k)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2021, these securities amounted to $1,008,444,317, which represents 33.2% of net assets of the Fund.

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, swaps, futures, forward foreign currency contracts, bond forwards and/or delayed delivery securities with a total value of $702,336,812.

(m)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(n)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2021.

(o)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2021 amounted to $480,171,471, which represents 15.8% of net assets of the Fund.

(p)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2021 amounted to $144,862,707, which represents 4.8% of net assets of the Fund.

(q)  The security or a portion of this security is on loan at April 30, 2021. Total value of all such securities at April 30, 2021 amounted to $27,866,195 for the Fund (see Note A of Notes to Financial Statements).

(r)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(s)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(t)  Payment-in-kind (PIK) security.

(u)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2021.

(v)  When-issued security. Total value of all such securities at April 30, 2021 amounted to $4,598,099, which represents 0.2% of net assets of the Fund.

(w)  Security fair valued as of April 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2021, amounted to $1,138,500, which represents 0.0% of net assets of the Fund.

(x)  Defaulted security.

(y)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(z)  Represents 7-day effective yield as of April 30, 2021.

(aa)  Represents investment of cash collateral received from securities lending.

(ab)  Includes the impact of the Fund's open positions in derivatives at April 30, 2021.

(ac)  As of April 30, 2021, the value of unfunded loan commitments was $2,378,577 for the Fund (see Note A of Notes to Financial Statements).

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$2,538,129,744	83.6%
Cayman Islands	124,925,074	4.1%
United Kingdom	95,427,947	3.2%
Luxembourg	35,056,770	1.2%
France	33,061,677	1.1%
Mexico	29,637,663	1.0%
Canada	23,390,706	0.8%
Brazil	23,116,790	0.8%
Belgium	14,724,790	0.5%
Ireland	13,825,284	0.5%
Switzerland	13,394,643	0.5%
Italy	13,335,447	0.4%
Colombia	13,307,607	0.4%
Netherlands	12,716,564	0.4%
Germany	12,498,307	0.4%
Indonesia	12,415,639	0.4%
Spain	11,382,399	0.4%
South Africa	11,182,005	0.4%
Turkey	10,970,698	0.4%
Australia	9,733,481	0.3%
Russia	9,713,547	0.3%
Ukraine	8,419,115	0.3%
United Arab Emirates	8,001,696	0.3%
Oman	6,798,074	0.2%
Malaysia	6,691,469	0.2%
Sweden	6,408,034	0.2%
Egypt	6,262,887	0.2%
Peru	6,237,154	0.2%
China	5,629,994	0.2%
Angola	5,303,934	0.2%
Israel	5,047,411	0.2%
Zambia	4,975,662	0.2%
India	4,627,572	0.2%
Dominican Republic	4,611,417	0.2%
Ghana	4,269,216	0.1%
Nigeria	3,891,553	0.1%
Hong Kong	3,698,363	0.1%
Greece	2,982,389	0.1%
Kazakhstan	2,884,693	0.1%
Cote D'Ivoire	2,634,787	0.1%
Macau	2,374,369	0.1%
Kenya	2,182,366	0.1%
Panama	2,067,000	0.1%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Country	Investments at Value	Percentage of Net Assets
Czech Republic	$1,623,694	0.1%
Bahrain	1,151,542	0.0	%(a)
Japan	1,130,513	0.0	%(a)
Thailand	1,096,794	0.0	%(a)
Costa Rica	1,089,325	0.0	%(a)
Mongolia	1,083,392	0.0	%(a)
Argentina	932,521	0.0	%(a)
Romania	881,221	0.0	%(a)
Qatar	798,819	0.0	%(a)
Armenia	768,348	0.0	%(a)
Finland	651,058	0.0	%(a)
El Salvador	549,262	0.0	%(a)
Iceland	538,455	0.0	%(a)
Sri Lanka	514,577	0.0	%(a)
Korea	495,331	0.0	%(a)
Azerbaijan	480,032	0.0	%(a)
Ecuador	467,600	0.0	%(a)
Serbia	296,104	0.0	%(a)
San Marino	278,205	0.0	%(a)
Cyprus	245,740	0.0	%(a)
Portugal	230,887	0.0	%(a)
Kuwait	223,750	0.0	%(a)
Supranational	211,818	0.0	%(a)
Philippines	210,320	0.0	%(a)
Namibia	202,508	0.0	%(a)
Venezuela	132,768	0.0	%(a)
Austria	85,364	0.0	%(a)
Short-Term Investments and Other Liabilities—Net	(148,280,893)	(4.9)%
	$3,036,034,992	100.0%

(a)  Represents less than 0.05% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2021, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	437	Euro-Bobl	$70,784,865	$(165,385)
6/2021	8	Euro-Buxl Bond, 30 Year	1,941,874	(52,707)
6/2021	1	Euro-OAT	192,949	(277)
6/2021	80	Euro-Schatz	10,779,851	(1,441)
6/2021	133	United Kingdom Long Gilt Bond	23,450,373	(214,479)
6/2021	30	U.S. Treasury Note, 2 Year	6,622,734	(5,398)
6/2021	109	U.S. Treasury Note, 5 Year	13,509,188	1,703
6/2021	4	U.S. Treasury Ultra Long Bond	743,625	92
Total Long Positions			$128,025,459	$(437,892)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2021	4	Euro-BTP	$(707,356)	$8,656
6/2021	424	Euro-Bobl	(68,679,136)	155,901
6/2021	188	Euro-Bund	(38,423,899)	298,252
6/2021	133	United Kingdom Long Gilt Bond	(23,450,373)	223,681
6/2021	2,069	U.S. Treasury Note, 10 Year	(273,172,656)	4,629,739
6/2021	1,407	U.S. Treasury Note, Ultra 10 Year	(204,784,453)	3,971,222
6/2021	855	U.S. Treasury Ultra Long Bond	(158,949,844)	3,810,154
Total Short Positions			$(768,167,717)	$13,097,605
Total Futures				$12,659,713

At April 30, 2021, the Fund had securities pledged in the amount of $14,264,929 to cover collateral requirements on open futures. For the six months ended April 30, 2021, the average notional value for the months where the Fund had futures outstanding was $114,122,597 for long positions and $(781,261,052) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2021, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,838,039	BRL	1,180,415	USD	JPM	5/4/2021	$78,418
863,141	BRL	152,136	USD	GSI	6/4/2021	6,303

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,838,039	BRL	1,250,807	USD	HSBC	7/2/2021	$1,589
1,265,460	USD	6,838,039	BRL	JPM	5/4/2021	6,628
6,625,235,000	CLP	9,258,294	USD	GSI	5/11/2021	63,241
581,429,620	CLP	786,619	USD	CITI	6/16/2021	31,246
9,455,571	USD	6,625,235,000	CLP	GSI	5/11/2021	134,035
6,773,848	USD	25,190,925,000	COP	GSI	5/11/2021	64,418
673,318	USD	2,446,502,041	COP	GSI	6/16/2021	22,890
30,702,043	CZK	1,172,079	EUR	GSI	6/16/2021	16,977
29,895,360	CZK	1,153,934	EUR	MS	6/16/2021	1,308
6,278,370	DKK	1,008,509	USD	CITI	7/19/2021	7,879
547,472	EUR	650,913	USD	JPM	5/5/2021	7,296
158,399	EUR	186,630	USD	JPM	5/5/2021	3,809
295,825	EUR	354,611	USD	JPM	5/5/2021	1,051
520,710	EUR	611,964	USD	MS	5/5/2021	14,072
7,403,437	EUR	8,878,017	USD	CITI	7/19/2021	36,701
2,645,517	EUR	3,169,518	USD	CITI	7/19/2021	16,034
1,212,535	EUR	1,454,042	USD	CITI	7/19/2021	6,011
450,222	EUR	540,156	USD	JPM	10/6/2021	2,870
1,137,166	EUR	409,623,289	HUF	GSI	6/16/2021	1,138
33,784	EUR	12,112,724	HUF	MS	6/16/2021	224
1,094,746	EUR	4,946,742	PLN	GSI	7/6/2021	12,967
1,273,048	EUR	5,765,409	PLN	HSBC	7/6/2021	11,653
887,549	USD	737,887	EUR	JPM	5/5/2021	408
3,552,079	USD	2,942,195	EUR	GSI	6/3/2021	12,748
81,986	USD	67,792	EUR	GSI	7/19/2021	355
2,065,395	GBP	2,849,605	USD	CITI	7/19/2021	3,405
720,245	GBP	993,211	USD	CITI	7/19/2021	1,691
1,031,284	USD	742,852	GBP	CITI	7/19/2021	5,154
433,140,102	HUF	1,178,860	EUR	CITI	6/16/2021	27,183
416,963,422	HUF	1,154,539	EUR	GSI	6/16/2021	2,455
21,715,851,715	IDR	1,493,011	USD	HSBC	5/6/2021	10,351
829,624	USD	11,855,330,392	IDR	HSBC	5/6/2021	8,894
2,873,386	ILS	877,678	USD	CITI	5/10/2021	6,932
1,070,280	ILS	326,677	USD	CITI	5/10/2021	2,822
3,943,671	ILS	1,203,770	USD	GSI	5/10/2021	10,341
32,676,272	INR	436,703	USD	SCB	5/25/2021	2,412
327,480,000	INR	4,365,701	USD	GSI	6/4/2021	28,794
2,480,250,000	KRW	2,195,883	USD	GSI	5/11/2021	22,826
2,611,092,166	KRW	2,329,066	USD	HSBC	6/9/2021	6,553
2,228,437	USD	2,480,250,000	KRW	GSI	5/11/2021	9,728
158,360,586	MXN	7,787,103	USD	GSI	5/11/2021	24,416
96,540,417	MXN	4,751,940	USD	GSI	5/11/2021	10,150
4,610,802	MXN	222,191	USD	HSBC	6/4/2021	4,649
7,697,310	MXN	377,560	USD	HSBC	6/4/2021	1,129
29,423,454	MXN	1,433,262	USD	JPM	6/4/2021	14,301
7,026,688	MXN	338,205	USD	JPM	6/4/2021	7,491

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,401,824	MXN	262,570	USD	SCB	6/4/2021	$3,187
5,672,779	USD	113,581,509	MXN	GSI	5/11/2021	70,096
4,825,018	USD	96,540,417	MXN	GSI	5/11/2021	62,929
6,013,029	MYR	1,465,163	USD	MS	5/4/2021	2,718
1,468,383	USD	6,013,029	MYR	MS	5/4/2021	502
54,085	USD	195,016	PEN	GSI	7/16/2021	2,535
70,641,871	PHP	1,446,897	USD	CITI	6/1/2021	9,542
1,837,551	PLN	399,974	EUR	CITI	7/6/2021	3,235
1,309,191	PLN	284,298	EUR	CITI	7/6/2021	3,111
5,231,342	PLN	1,130,860	EUR	GSI	7/6/2021	18,634
1,569,012	RON	314,522	EUR	CITI	10/6/2021	1,101
2,007,883	RON	403,027	EUR	GSI	10/6/2021	772
4,929,099	RON	990,011	EUR	JPM	10/6/2021	1,134
566,139	RON	113,511	EUR	JPM	10/6/2021	369
800,946,745	RUB	10,448,858	USD	GSI	5/11/2021	193,828
116,009,461	RUB	1,497,242	USD	HSBC	7/16/2021	30,639
38,160,424	RUB	499,940	USD	JPM	7/16/2021	2,645
10,681,725	USD	800,946,745	RUB	GSI	5/11/2021	39,040
1,022,239	SGD	761,249	USD	CITI	5/14/2021	6,888
813,760	SGD	610,283	USD	CITI	5/14/2021	1,198
8,845,447	THB	280,879	USD	GSI	6/14/2021	3,129
774,588	USD	24,081,158	THB	GSI	6/14/2021	1,395
1,394,937	USD	43,067,290	THB	MS	6/14/2021	12,142
6,872,684	TRY	799,661	USD	BB	6/22/2021	10,004
39,324,222	TWD	1,404,938	USD	GSI	5/10/2021	3,450
13,138,923	TWD	462,361	USD	JPM	5/10/2021	8,206
2,373,905	USD	65,652,723	TWD	JPM	5/10/2021	22,567
43,999,209	UAH	1,506,822	USD	JPM	7/22/2021	45,047
4,933,217	USD	70,545,000	ZAR	GSI	5/11/2021	73,758
1,815,095	USD	26,396,650	ZAR	JPM	7/6/2021	10,646
12,419,542	ZAR	841,507	USD	GSI	5/5/2021	14,743
7,757,759	ZAR	528,471	USD	GSI	5/5/2021	6,378
12,710,956	ZAR	828,667	USD	HSBC	5/5/2021	47,674
11,194,917	ZAR	753,988	USD	HSBC	5/5/2021	17,832
10,422,874	ZAR	704,191	USD	MS	5/5/2021	14,401
1,777,092	ZAR	116,779	USD	MS	5/5/2021	5,741
70,545,000	ZAR	4,802,246	USD	GSI	5/11/2021	57,212
Total unrealized appreciation						$1,582,374
6,838,039	BRL	1,265,460	USD	HSBC	5/4/2021	(6,627)
1,207,627	BRL	221,835	USD	GSI	6/2/2021	(120)
1,256,646	USD	6,838,039	BRL	HSBC	5/4/2021	(2,186)
6,625,235,000	CLP	9,455,031	USD	GSI	6/4/2021	(135,136)
800,913	USD	581,422,796	CLP	CITI	6/16/2021	(16,942)
25,190,925,000	COP	6,917,733	USD	GSI	5/11/2021	(208,303)
25,190,925,000	COP	6,767,788	USD	GSI	6/4/2021	(67,281)
5,286,429,935	COP	1,442,303	USD	CITI	6/16/2021	(36,850)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,961,301,768	COP	538,597	USD	GSI	6/16/2021	$(17,164)
1,134,601	EUR	29,559,767	CZK	GSI	6/16/2021	(8,969)
2,942,195	EUR	3,549,966	USD	GSI	5/5/2021	(12,646)
801,239	EUR	969,422	USD	HSBC	5/5/2021	(6,115)
12,504,905	EUR	15,185,529	USD	JPM	7/19/2021	(127,969)
3,041	EUR	1,121,234	HUF	SCB	6/16/2021	(83)
1,171,325	EUR	432,470,866	HUF	CITI	6/16/2021	(34,016)
687,851	EUR	3,149,119	PLN	GSI	7/6/2021	(2,663)
1,145,315	EUR	5,229,051	PLN	HSBC	7/6/2021	(628)
385,543	USD	321,656	EUR	CITI	5/5/2021	(1,176)
599,531	USD	504,007	EUR	HSBC	5/5/2021	(6,422)
829,113	USD	691,773	EUR	JPM	5/5/2021	(2,587)
271,462	USD	231,000	EUR	SCB	5/5/2021	(6,263)
3,546,479	USD	3,010,517	EUR	SCB	5/5/2021	(72,982)
2,607,976	USD	2,204,494	EUR	JPM	6/23/2021	(45,072)
251,506	USD	209,792	EUR	CITI	7/19/2021	(1,111)
4,615,523	USD	3,850,000	EUR	CITI	7/19/2021	(20,386)
58,768,915	USD	49,050,107	EUR	CITI	7/19/2021	(293,903)
1,479,600	USD	1,072,289	GBP	CITI	7/19/2021	(1,595)
12,428,088	USD	9,016,111	GBP	CITI	7/19/2021	(26,214)
11,892,110,127	IDR	843,292	USD	GSI	5/6/2021	(20,016)
1,680,427	USD	24,384,679,329	IDR	HSBC	5/6/2021	(7,695)
128,750	USD	424,054	ILS	CITI	5/10/2021	(1,801)
327,480,000	INR	4,442,214	USD	GSI	5/11/2021	(32,600)
103,118,949	INR	1,397,030	USD	JPM	5/25/2021	(11,284)
4,380,710	USD	327,480,000	INR	GSI	5/11/2021	(28,904)
436,967	USD	32,991,421	INR	JPM	5/25/2021	(6,383)
2,480,250,000	KRW	2,229,017	USD	GSI	6/4/2021	(10,448)
234,115,834	KRW	209,537	USD	JPM	6/9/2021	(121)
959,894,905	KRW	859,120	USD	JPM	6/9/2021	(495)
973,546	USD	1,101,256,164	KRW	HSBC	6/9/2021	(11,526)
416,538,880	KZT	965,887	USD	GSI	7/14/2021	(10,650)
65,347,849	KZT	151,778	USD	JPM	7/14/2021	(1,917)
157,860,171	KZT	362,772	USD	GSI	9/24/2021	(6,226)
96,540,417	MXN	4,812,319	USD	GSI	6/4/2021	(62,764)
113,581,509	MXN	5,657,858	USD	GSI	6/4/2021	(69,922)
35,735,922	MXN	1,764,501	USD	HSBC	6/4/2021	(6,380)
8,285,050	MXN	409,296	USD	JPM	6/4/2021	(1,691)
2,207,919	USD	44,779,077	MXN	JPM	5/11/2021	(917)
588,192	USD	12,171,690	MXN	GSI	6/4/2021	(10,626)
1,492,466	USD	31,976,823	MXN	GSI	6/4/2021	(80,717)
290,162	USD	5,942,065	MXN	HSBC	6/4/2021	(2,173)
174,601	USD	3,655,208	MXN	MS	6/4/2021	(5,226)
595,292	USD	12,298,355	MXN	MS	6/4/2021	(9,758)
6,013,029	MYR	1,476,315	USD	MS	5/4/2021	(8,433)
6,013,029	MYR	1,467,845	USD	MS	7/8/2021	(4,183)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,465,163	USD	6,013,029	MYR	MS	5/4/2021	$(2,718)
1,431,919	USD	70,643,744	PHP	MS	6/1/2021	(24,559)
3,367,940	PLN	748,414	EUR	HSBC	6/16/2021	(12,259)
7,344,210	PLN	1,634,176	EUR	HSBC	6/16/2021	(29,338)
5,187,141	PLN	1,138,905	EUR	GSI	7/6/2021	(2,711)
800,946,745	RUB	10,648,494	USD	GSI	6/4/2021	(34,273)
9,747,025	RUB	128,430	USD	CITI	7/16/2021	(59)
276,422	USD	2,366,632	TRY	JPM	6/22/2021	(2,389)
25,319,546	TWD	917,840	USD	JPM	5/10/2021	(11,026)
40,416,675	TWD	1,469,708	USD	MS	5/10/2021	(22,193)
578,396	USD	8,794,726	ZAR	CITI	5/5/2021	(27,946)
100,910	USD	1,533,949	ZAR	GSI	5/5/2021	(4,847)
502,854	USD	7,746,845	ZAR	GSI	5/5/2021	(31,242)
462,740	USD	6,966,595	ZAR	HSBC	5/5/2021	(17,563)
611,903	USD	9,194,089	ZAR	HSBC	5/5/2021	(21,971)
1,433,707	USD	21,253,983	ZAR	HSBC	5/5/2021	(31,622)
1,038,133	USD	15,560,949	ZAR	HSBC	5/5/2021	(34,697)
560,388	USD	8,773,812	ZAR	HSBC	5/5/2021	(44,512)
188,635	USD	2,854,842	ZAR	MS	5/5/2021	(8,189)
26,396,650	ZAR	1,829,499	USD	JPM	5/5/2021	(9,615)
70,545,000	ZAR	4,918,599	USD	GSI	6/4/2021	(75,042)
Total unrealized depreciation						$(2,023,036)
Total net unrealized depreciation						$(440,662)

For the six months ended April 30, 2021, the average notional value for the months where the Fund had forward FX contracts outstanding was $314,832,938.

Bond forward contracts ("bond forwards")

At April 30, 2021, bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 4/15/2023	USD	5,788,028	5/21/2021	$38,028
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	USD	4,530,643	5/21/2021	30,643
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	USD	5,876,142	5/21/2021	51,142
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2025	USD	3,836,788	5/21/2021	36,788
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	USD	4,767,200	5/21/2021	37,200
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	USD	3,721,909	5/21/2021	21,909
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2030	USD	7,204,201	5/21/2021	49,201
GSI	U.S. Treasury Inflation-Indexed Bonds, 2.13%, due 2/15/2040	USD	1,081,656	5/21/2021	6,656
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	USD	2,315,768	5/21/2021	15,768
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 2/15/2050	USD	2,343,680	5/21/2021	18,680
Total net unrealized appreciation					$306,015

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

For six months ended April 30, 2021, the average notional value for the months where the Fund had bond forwards outstanding was $40,917,143.

Credit default swap contracts ("credit default swaps")

At April 30, 2021, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 35 V.1	USD	4,775,000	1.00%	3M	6/20/2026	$(170,237)	$14,386	$5,571	$(150,280)
ICE CC	iTraxx Europe Crossover Ser. 35 V.1	EUR	53,295,000	5.00%	3M	6/20/2026	7,177,969	421,327	373,764	7,973,060
Total							$7,007,732	$435,713	$379,335	$7,822,780

For the six months ended April 30, 2021, the average notional value for the months where the Fund had credit default swaps outstanding was $9,003,000 for buy protection and $37,227,120 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2021, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index		Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Effective Date(a)	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	GBP	4,400,000	Pay	6 LIBOR-BBA	M GBP-	0.64%	6M/6M	—	3/15/2026	$(23,074)	$4,406	$(18,668)
LCH	EUR	206,577	Receive	6	M EURIBOR	0.05%	6M/1Y	—	4/13/2031	2,186	(78)	2,108
LCH	EUR	2,500,000	Receive	6	M EURIBOR	0.88%	6M/1Y	4/21/2031	4/21/2041	19,856	—	19,856
CME	USD	6,200,000	Receive	3M USD LIBOR		0.92%	3M/6M	—	3/17/2026	192	(5,801)	(5,609)
LCH	GBP	6,000,000	Receive	1	Y GBP LIBOR	(0.03)%	1Y/T	—	2/1/2023	20,835	(1,503,046)	(1,482,211)
LCH	KRW	19,450,000,000	Pay	3M KWCDC		1.03%	3M/3M	—	3/26/2023	1,981	5,097	7,078
LCH	KRW	3,550,000,000	Receive	3M KWCDC		1.62%	3M/3M	—	3/26/2031	33,293	(2,874)	30,419
	Total									$55,269	$(1,502,296)	$(1,447,027)

(a)  Forward swap. Effective date reflects the date interest accruals will commence.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Inflation swap contracts ("inflation swaps")

At April 30, 2021, the Fund had outstanding inflation swaps as follows:

Centrally cleared inflation swaps

Clearinghouse		Notional Amount	Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	1,600,000	Receive	CPTFFEMU	1.15%	T/T	4/15/2024	$(27,186)	$22,175	$(5,011)
LCH	EUR	1,600,000	Pay	FRCPXTOB	0.95%	T/T	4/15/2024	(25,296)	32,314	7,018
LCH	EUR	670,000	Pay	CPTFFEMU	1.42%	T/T	4/15/2031	(12,330)	13,252	922
	Total							$(64,812)	$67,741	$2,929

For the six months ended April 30, 2021, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $12,381,878 when the Fund paid the fixed rate and $11,771,855 when the Fund received the fixed rate.

Total return basket swap contracts ("total return basket swaps")

At April 30, 2021, the Fund had outstanding total return basket swaps(a) as follows:

Over-the-counter total return basket swaps—Long(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	SDHYTR	0.70%	0.65%	1D USD Federal Funds	3M/3M	2/15/2029	$277,105

(a)  The following tables represent required component disclosures associated with the total return basket swaps:

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Global Aircraft Leasing Co. Ltd., 6.50%, 9/15/2024	8,506	$894,029	$9,029	3.1%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	7,088	745,024	7,524	2.7%
AMC Networks, Inc., 4.25%, due 2/15/2029	7,088	745,024	7,524	2.6%
Banijay Entertainment SASU, 5.38%, due 3/1/2025	7,088	745,024	7,524	2.7%
BWAY Holding Co., 7.25%, 4/15/2025	7,088	745,024	7,524	2.5%
Carnival Corp., 7.63%, due 3/1/2026	7,088	745,024	7,524	2.8%
CommScope Technologies LLC, 6.00%, due 6/15/2025	7,088	745,024	7,524	2.6%
CHS/Community Health Systems Inc., 5.63%, due 3/15/2027	7,088	745,024	7,524	2.7%
First Quantum Minerals Ltd., 6.88%, due 10/15/2027	7,088	745,024	7,524	2.8%
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp., 5.38%, due 6/1/2024	7,088	745,024	7,524	2.6%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Harsco Corp., 5.75%, due 7/31/2027	7,088	$745,024	$7,524	2.7%
KAR Auction Services, Inc., 5.13%, due 6/1/2025	7,088	745,024	7,524	2.6%
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	7,088	745,024	7,524	2.7%
Life Time, Inc., 5.75%, due 1/15/2026	7,088	745,024	7,524	2.7%
Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	7,088	745,024	7,524	2.7%
NCL Corp. Ltd., 5.88%, due 3/15/2026	7,088	745,024	7,524	2.7%
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.38%, due 6/1/2025	7,088	745,024	7,524	2.8%
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/2026	7,088	745,024	7,524	2.6%
Royal Caribbean Cruises Ltd., 5.25%, due 11/15/2022	7,088	745,024	7,524	2.7%
Resideo Funding, Inc., 6.13%, due 11/1/2026	7,088	745,024	7,524	2.7%
SeaWorld Parks & Entertainment, Inc., 9.50%, 8/1/2025	7,088	745,024	7,524	1.1%
Scientific Games International, Inc., 8.25%, due 3/15/2026	7,088	745,024	7,524	2.8%
Six Flags Entertainment Corp., 4.88%, due 7/31/2024	7,088	745,024	7,524	2.8%
Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	7,088	745,024	7,524	2.6%
Trident TPI Holdings, Inc., 9.25%, 8/1/2024	7,088	745,024	7,524	2.8%
Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	7,088	745,024	7,524	1.1%
United Continental Holdings, Inc., 4.88%, due 1/15/2025	7,088	745,024	7,524	2.7%
Communications Sales & Leasing, Inc./CSL Capital LLC, 7.13%, due 12/15/2024	7,088	745,024	7,524	2.6%
Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	7,088	745,024	7,524	1.1%
Wyndham Hotels & Resorts, Inc., 5.38%, due 4/15/2026	7,088	745,024	7,524	2.8%
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, due 4/1/2027	6,734	707,773	7,148	2.7%
American Airlines, Inc., 11.75%, due 7/15/2025	6,238	655,621	6,621	2.9%
Rattler Midstream LP, 5.63%, due 7/15/2025	2,835	298,010	3,010	1.1%
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, due 10/1/2025	2,835	298,010	3,010	2.8%
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, due 4/1/2026	2,835	298,010	3,010	2.7%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	2,835	298,009	3,009	1.1%
Comstock Resources, Inc., 9.75%, due 8/15/2026	2,835	298,009	3,009	1.1%
CrownRock LP/CrownRock Finance, Inc., 5.63%, due10/15/2025	2,835	298,009	3,009	1.1%
EQM Midstream Partners LP, 6.00%, due 7/1/2025	2,835	298,009	3,009	1.1%
TechnipFMC PLC, 6.50%, 2/1/2026	2,835	298,009	3,009	1.1%
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, due 10/1/2025	2,835	298,009	3,009	1.0%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, due 10/1/2025	2,835	$298,009	$3,009	1.1%
PDC Energy, Inc., 5.75%, due 5/15/2026	2,835	298,009	3,009	1.1%
Range Resources Corp., 9.25%, due 2/1/2026	2,835	298,009	3,009	2.7%
		$27,439,230	277,105
Accrued Net Interest Receivable/(Payable)			—
			$277,105

(b)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)  Effective rate at April 30, 2021.

Total return swap contracts ("total return swaps")

At April 30, 2021, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	289,970,714	6/22/2021	(0.30)%	(0.50)%	3M USD LIBOR	T/T	$3,448,874	$1,066,394	$4,515,268

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2021.

For the six months ended April 30, 2021, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $253,574,260 for long positions.

At April 30, 2021, the Fund had cash collateral of $759,000, $8,810,000 and $80,000 deposited in segregated accounts for Citibank N.A., Goldman Sachs International and JPMorgan Chase Bank N.A., respectively and cash collateral of $50,000 received from Morgan Stanley, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2021:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$26,188,937	$1,320,572	$27,509,509
Industrial Equipment	—	4,459,056	702,693	5,161,749
Steel	—	—	1,509,116	1,509,116
Other Loan Assignments(a)	—	178,820,058	—	178,820,058
Total Loan Assignments	—	209,468,051	3,532,381	213,000,432
U.S. Treasury Obligations	—	185,359,277	—	185,359,277
U.S. Government Agency Securities	—	3,038,050	—	3,038,050
Mortgage-Backed Securities(a)	—	761,967,805	—	761,967,805
Corporate Bonds(a)	—	1,696,799,168	—	1,696,799,168
Convertible Bonds(a)	—	2,862,800	—	2,862,800
Municipal Notes(a)	—	45,856,846	—	45,856,846
Asset-Backed Securities	—	145,924,401	—	145,924,401
Foreign Government Securities	—	127,606,812	—	127,606,812
Investment Companies	1,900,294	—	—	1,900,294
Short-Term Investments	—	327,239,036	—	327,239,036
Total Investments	$1,900,294	$3,506,122,246	$3,532,381	$3,511,554,921

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2020	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2021	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2021
Investments in Securities:
Loan Assignments(c)	$8,610	$2	$25	$221	$1,061	$(4,381)	$902	$(2,908)	$3,532	$124
Total	$8,610	$2	$25	$221	$1,061	$(4,381)	$902	$(2,908)	$3,532	$124

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's derivatives as of April 30, 2021:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$13,099,400	$—	$—	$13,099,400
Liabilities	(439,687)	—	—	(439,687)
Forward FX Contracts(a)
Assets	—	1,582,374	—	1,582,374
Liabilities	—	(2,023,036)	—	(2,023,036)
Bond Forwards(a)
Assets	—	306,015	—	306,015
Swaps
Assets	—	12,832,834	—	12,832,834
Liabilities	—	(1,661,779)	—	(1,661,779)
Total	$12,659,713	$11,036,408	$—	$23,696,121

(a)  Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$642,114,966	$196,583,184	$273,906,233	$1,589,070,943	$123,202,822
Affiliated issuers(b)	—	—	—	—	—
	$642,114,966	$196,583,184	$273,906,233	$1,589,070,943	$123,202,822
Cash	1,064,434	403,094	—	—	108,828
Foreign currency(c)	23,921	1,144,403	—	—	—
Cash collateral segregated for futures contracts (Note A)	547,050	315,124	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	541,071	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	130,000	—	—	—
Dividends and interest receivable	2,384,858	2,744,236	698,423	19,189,296	1,468,344
Receivable for securities sold	11,788,651	106	1,339,714	7,196,199	244,730
Receivable for accumulated variation margin on futures contracts (Note A)	—	155,097	—	—	—
Receivable from Management—net (Note B)	—	—	—	—	11,703
Receivable for Fund shares sold	178,586	209,988	388,879	1,832,596	44,482
Receivable for securities lending income (Note A)	—	21	—	13,111	—
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	—	—
Receivable for bond forward contracts (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	865,662	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	481,898	—	647,438	—
Receivable for unfunded loan commitments (Note A)	—	—	5,151	2,943	—
Prepaid expenses and other assets	63,962	18,855	35,320	81,627	36,183
Total Assets	658,166,428	203,592,739	276,373,720	1,618,034,153	125,117,092
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	21,808	22,041	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	550,000	—	580,000	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—
Payable to investment manager—net (Note B)	83,770	88,380	78,223	612,737	40,425
Due to custodian	—	—	—	273,025	—
Payable for securities purchased	83,884,547	1,698,293	27,701,830	16,800,640	792,456
Payable for Fund shares redeemed	343,162	96,063	354,926	2,292,266	108,867
Payable for accumulated variation margin on futures contracts (Note A)	195,960	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	989,595	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	54,688	—	—	—
Payable to administrator—net (Note B)	60,922	1,084	9,217	183,007	—
Payable to trustees	6,317	6,317	6,317	6,317	6,317
Interest payable (Note A)	—	—	142	—	—
Payable for loaned securities collateral (Note A)	—	213,690	—	32,708,513	—
Distributions payable	469,204	4,259	11,544	882,807	1,039
Accrued capital gains taxes (Note A)	—	58,186	—	—	—
Other accrued expenses and payables	65,413	90,169	87,239	251,732	58,813
Total Liabilities	85,109,295	3,872,532	28,271,479	54,591,044	1,007,917
Net Assets	$573,057,133	$199,720,207	$248,102,241	$1,563,443,109	$124,109,175
Net Assets consist of:
Paid-in capital	$569,113,865	$212,955,630	$280,254,174	$1,671,162,256	$119,530,811
Total distributable earnings/(losses)	3,943,268	(13,235,423)	(32,151,933)	(107,719,147)	4,578,364
Net Assets	$573,057,133	$199,720,207	$248,102,241	$1,563,443,109	$124,109,175
Net Assets
Investor Class	$14,142,796	$—	$—	$77,169,930	$—
Trust Class	—	—	—	—	—
Institutional Class	529,923,989	197,710,943	233,997,186	1,093,520,616	122,847,987
Class A	23,155,077	1,293,435	8,693,668	22,199,235	1,047,120
Class C	1,576,189	715,829	5,411,387	5,279,201	214,068
Class R3	—	—	—	1,904,404	—
Class R6	4,259,082	—	—	363,369,723	—

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$64,184,938	$240,284,769	$85,772,348	$3,509,654,627
Affiliated issuers(b)	—	—	—	1,900,294
	$64,184,938	$240,284,769	$85,772,348	$3,511,554,921
Cash	10,767	107,437	185,758	2,024,341
Foreign currency(c)	—	—	—	6,157,788
Cash collateral segregated for futures contracts (Note A)	—	—	147,520	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	9,649,000
Dividends and interest receivable	686,401	2,760,724	445,287	25,973,798
Receivable for securities sold	100,000	60,196	594,267	24,235,339
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	51,276	12,659,713
Receivable from Management—net (Note B)	14,340	—	13,130	—
Receivable for Fund shares sold	2	35,122	318,836	4,960,049
Receivable for securities lending income (Note A)	—	—	239	9,311
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	6,378,682
Receivable for bond forward contracts (Note A)	—	—	—	306,015
Receivable for forward foreign currency contracts (Note A)	—	—	—	1,582,374
Over-the-counter swap contracts, at value (Note A)	—	—	—	4,792,373
Receivable for unfunded loan commitments (Note A)	—	—	—	7,780
Prepaid expenses and other assets	32,614	40,638	59,740	99,306
Total Assets	65,029,062	243,288,886	87,588,401	3,610,390,790
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	1,134,161
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	50,000
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	11,639,866
Payable to investment manager—net (Note B)	13,216	27,472	12,166	982,513
Due to custodian	—	—	—	—
Payable for securities purchased	396,228	3,985,502	—	522,718,592
Payable for Fund shares redeemed	9,957	85,501	102,658	4,749,884
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	2,023,036
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	—
Payable to administrator—net (Note B)	—	5,715	—	425,245
Payable to trustees	6,317	5,343	6,317	6,317
Interest payable (Note A)	—	—	—	—
Payable for loaned securities collateral (Note A)	—	—	435,745	28,399,954
Distributions payable	6,663	299,159	3,197	1,852,006
Accrued capital gains taxes (Note A)	—	—	—	61,296
Other accrued expenses and payables	63,224	80,580	75,079	312,928
Total Liabilities	495,605	4,489,272	635,162	574,355,798
Net Assets	$64,533,457	$238,799,614	$86,953,239	$3,036,034,992
Net Assets consist of:
Paid-in capital	$60,980,079	$227,118,958	$91,344,405	$2,982,709,717
Total distributable earnings/(losses)	3,553,378	11,680,656	(4,391,166)	53,325,275
Net Assets	$64,533,457	$238,799,614	$86,953,239	$3,036,034,992
Net Assets
Investor Class	$—	$12,517,784	$20,874,446	$—
Trust Class	—	—	2,854,399	9,535,970
Institutional Class	64,426,227	222,098,986	59,700,354	2,411,235,480
Class A	80,835	2,472,858	1,922,678	127,152,161
Class C	26,395	1,709,986	1,601,362	69,996,891
Class R3	—	—	—	—
Class R6	—	—	—	418,114,490

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,331,282	—	—	8,795,997	—
Trust Class	—	—	—	—	—
Institutional Class	49,778,929	23,411,599	23,978,231	124,473,041	11,331,968
Class A	2,182,688	153,342	890,748	2,530,236	96,658
Class C	148,412	84,855	554,716	600,627	19,730
Class R3	—	—	—	216,852	—
Class R6	399,999	—	—	41,328,902	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.62	$—	$—	$8.77	$—
Trust Class	—	—	—	—	—
Institutional Class	10.65	8.44	9.76	8.79	10.84
Class R3	—	—	—	8.78	—
Class R6	10.65	—	—	8.79	—
Net Asset Value and redemption price per share
Class A	$10.61	$8.43	$9.76	$8.77	$10.83
Offering Price per share
Class A‡	$11.08	$8.80	$10.19	$9.16	$11.31
Net Asset Value and offering price per share
Class C^	$10.62	$8.44	$9.76	$8.79	$10.85
†Securities on loan, at value:
Unaffiliated issuers	$—	$212,463	$—	$32,035,323	$—
*Cost of Investments:
(a) Unaffiliated issuers	$636,529,772	$196,092,805	$273,399,760	$1,523,529,861	$117,391,583
(b) Affiliated issuers	—	—	—	—
Total cost of investments	$636,529,772	$196,092,805	$273,399,760	$1,523,529,861	$117,391,583
(c) Total cost of foreign currency	$20,825	$1,161,168	$—	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2021	April 30, 2021	April 30, 2021	April 30, 2021
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,024,929	2,662,706	—
Trust Class	—	—	381,959	832,405
Institutional Class	3,611,915	18,201,901	7,619,902	210,404,697
Class A	4,530	202,855	257,497	11,084,383
Class C	1,479	140,179	214,311	6,108,524
Class R3	—	—	—	—
Class R6	—	—	—	36,517,778
Net Asset Value, offering and redemption price per share
Investor Class	$—	$12.21	$7.84	$—
Trust Class	—	—	7.47	11.46
Institutional Class	17.84	12.20	7.83	11.46
Class R3	—	—	—	—
Class R6	—	—	—	11.45
Net Asset Value and redemption price per share
Class A	$17.84	$12.19	$7.47	$11.47
Offering Price per share
Class A‡	$18.63	$12.73	$7.66	$11.98
Net Asset Value and offering price per share
Class C^	$17.84	$12.20	$7.47	$11.46
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$427,133	$27,866,195
*Cost of Investments:
(a) Unaffiliated issuers	$60,729,514	$229,359,761	$85,111,364	$3,470,865,201
(b) Affiliated issuers				1,896,898
Total cost of investments	$60,729,514	$229,359,761	$85,111,364	$3,472,762,099
(c) Total cost of foreign currency	$—	$—	$—	$6,183,196
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$170,237
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$7,177,969

Statements of Operations (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$5,210,991	$4,476,465	$4,231,394	$45,471,821	$1,981,412
Dividend income—unaffiliated issuers	—	—	—	—	87,280
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Income from securities loaned—net	—	312	—	72,540	—
Foreign taxes withheld	—	(103,308)	—	—	—
Total income	$5,210,991	$4,373,469	$4,231,394	$45,544,361	$2,068,692
Expenses:
Investment management fees (Note B)	487,723	495,374	427,344	3,879,535	239,579
Administration fees (Note B):
Investor Class	18,854	—	—	104,841	—
Trust Class	—	—	—	—	—
Institutional Class	374,352	133,673	137,085	863,965	88,898
Class A	31,562	1,779	10,394	26,071	1,458
Class C	2,524	792	7,368	7,556	242
Class R3	—	—	—	2,459	—
Class R6	891	—	—	90,032	—
Distribution fees (Note B):
Investor Class	17,457	—	—	—	—
Trust Class	—	—	—	—	—
Class A	29,224	1,647	9,624	24,140	1,350
Class C	9,347	2,933	27,287	27,984	895
Class R3	—	—	—	4,554	—
Shareholder servicing agent fees:
Investor Class	5,855	—	—	12,955	—
Trust Class	—	—	—	—	—
Institutional Class	3,656	651	437	4,743	199
Class A	470	264	711	3,767	238
Class C	157	34	229	452	73
Class R3	—	—	—	187	—
Class R6	30	—	—	824	—
Audit fees	17,059	26,436	20,010	28,833	14,580
Custodian and accounting fees	78,469	108,654	140,113	154,311	39,784
Insurance	7,774	3,192	2,889	32,809	2,089
Legal fees	27,462	24,333	25,389	24,632	24,288
Registration and filing fees	53,940	33,090	26,859	70,956	24,701
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	2,203	—
Shareholder reports	32,685	5,070	1,546	101,305	3,881
Trustees' fees and expenses	23,609	23,609	23,609	23,609	23,609
Interest	215	836	187	9,471	1,321
Miscellaneous	20,628	9,718	21,517	80,709	7,434
Total expenses	1,243,943	872,085	882,598	5,582,903	474,619
Expenses reimbursed by Management (Note B)	(123,088)	(160,684)	(204,425)	—	(169,183)
Investment management fees waived (Note A)	—	—	—	—	—
Total net expenses	1,120,855	711,401	678,173	5,582,903	305,436
Net investment income/(loss)	$4,090,136	$3,662,068	$3,553,221	$39,961,458	$1,763,256

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$696,494	$2,527,286	$1,131,651	$57,249,764
Dividend income—unaffiliated issuers	—	—	26,728	—
Dividend income—affiliated issuers (Note F)	—	—	—	8,641
Income from securities loaned—net	—	—	1,003	51,005
Foreign taxes withheld	—	—	—	(90,018)
Total income	$696,494	$2,527,286	$1,159,382	$57,219,392
Expenses:
Investment management fees (Note B)	78,802	163,708	71,903	5,777,235
Administration fees (Note B):
Investor Class	—	17,047	27,543	—
Trust Class	—	—	6,809	19,134
Institutional Class	47,197	162,586	43,368	1,732,376
Class A	112	3,470	2,370	172,718
Class C	40	2,549	2,547	96,686
Class R3	—	—	—	—
Class R6	—	—	—	92,414
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	4,783
Class A	104	3,213	2,194	159,924
Class C	148	9,443	9,435	358,097
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	2,960	7,743	—
Trust Class	—	—	201	1,540
Institutional Class	13,318	772	252	7,952
Class A	26	147	170	3,783
Class C	—	132	130	1,371
Class R3	—	—	—	—
Class R6	—	—	—	1,293
Audit fees	14,554	25,778	26,914	30,767
Custodian and accounting fees	35,669	44,988	43,597	335,636
Insurance	1,111	3,864	1,448	49,077
Legal fees	25,036	30,697	31,175	40,448
Registration and filing fees	24,296	34,432	49,227	83,199
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	8,099
Shareholder reports	4,699	7,100	4,562	98,972
Trustees' fees and expenses	23,609	22,635	23,609	23,609
Interest	22	1,352	562	10,022
Miscellaneous	5,607	12,264	7,094	128,956
Total expenses	274,350	549,137	362,853	9,238,091
Expenses reimbursed by Management (Note B)	(137,585)	(168,981)	(179,008)	(178,836)
Investment management fees waived (Note A)	—	—	—	(118)
Total net expenses	136,765	380,156	183,845	9,059,137
Net investment income/(loss)	$559,729	$2,147,130	$975,537	$48,160,255

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021		For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,036,166	(722,823	)*	173,229	38,619,712	1,186,651
Settlement of bond forward contracts	—	—		—	—	—
Settlement of forward foreign currency contracts	—	268,846		—	—	—
Settlement of foreign currency transactions	—	182,627		—	—	—
Expiration or closing of futures contracts	3,098,566	240,989		—	—	—
Expiration or closing of swap contracts	—	38,320		301,901	3,025,879	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(6,866,556)	4,433,704	**	5,856,463	42,178,669	4,823,462
Investment securities of affiliated issuers	—	—		—	—	—
Unfunded loan commitments	—	—		(5,478)	(27,487)	—
Forward foreign currency contracts	—	(210,932)		—	—	—
Bond forward contracts	—	—		—	—	—
Foreign currency translations	1,961	12,025		—	—	—
Futures contracts	(672,544)	216,620		—	—	—
Swap contracts	—	(116,220)		59,350	1,265,618	—
Net gain/(loss) on investments	(3,402,407)	4,343,156		6,385,465	85,062,391	6,010,113
Net increase/(decrease) in net assets resulting from operations	$687,729	$8,005,224		$9,938,686	$125,023,849	$7,773,369

*  Net of foreign capital gains tax of $2,549 for Emerging Markets Debt and $13,171 for Strategic Income.

**  Change in accrued foreign capital gains tax amounted to $(636) for Emerging Markets Debt and $(52,443) for Strategic Income.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021	For the Six Months Ended April 30, 2021
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	95,920	1,203,546	533,811	48,377,692 *
Settlement of bond forward contracts	—	—	—	393,505
Settlement of forward foreign currency contracts	—	—	—	2,500,306
Settlement of foreign currency transactions	—	—	—	291,115
Expiration or closing of futures contracts	—	—	431,896	44,759,646
Expiration or closing of swap contracts	—	—	—	4,074,982
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	268,480	3,613,196	551,757	28,520,785 **
Investment securities of affiliated issuers	—	—	—	3,396
Unfunded loan commitments	—	—	—	(6,657)
Forward foreign currency contracts	—	—	—	(24,157)
Bond forward contracts	—	—	—	752,234
Foreign currency translations	—	—	—	(310,438)
Futures contracts	—	—	6,356	4,047,452
Swap contracts	—	—	—	4,154,657
Net gain/(loss) on investments	364,400	4,816,742	1,523,820	137,534,518
Net increase/(decrease) in net assets resulting from operations	$924,129	$6,963,872	$2,499,357	$185,694,773

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$4,090,136	$10,417,029	$3,662,068	$7,444,559	$3,553,221	$8,107,965
Net realized gain/(loss) on investments	4,134,732	13,092,073	7,959	(11,731,789)	475,130	(10,274,722)
Change in net unrealized appreciation/ (depreciation) of investments	(7,537,139)	3,077,053	4,335,197	(3,476,097)	5,910,335	985,349
Net increase/(decrease) in net assets resulting from operations	687,729	26,586,155	8,005,224	(7,763,327)	9,938,686	(1,181,408)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(383,847)	(355,155)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(14,521,389)	(12,261,101)	(3,575,680)	(2,387,251)	(3,340,886)	(7,531,977)
Class A	(651,556)	(541,934)	(23,939)	(26,813)	(126,540)	(236,720)
Class C	(47,850)	(47,043)	(8,463)	(1,449)	(69,621)	(289,871)
Class R3	—	—	—	—	—	—
Class R6	(100,779)	(80,554)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(4,678,443)	—	(35,060)
Class A	—	—	—	(65,293)	—	(1,214)
Class C	—	—	—	(14,537)	—	(1,811)
Total distributions to shareholders	(15,705,421)	(13,285,787)	(3,608,082)	(7,173,786)	(3,537,047)	(8,096,653)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,708,018	4,187,763	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	132,799,413	223,493,673	49,573,198	128,328,872	92,994,778	69,155,593
Class A	3,198,716	12,167,675	233,086	414,419	3,322,587	3,350,149
Class C	120,257	1,372,519	213,755	328,748	517,481	308,613
Class R3	—	—	—	—	—	—
Class R6	1,377,798	1,347,865	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	362,375	323,718	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	9,783,571	7,806,650	3,562,528	6,999,358	3,312,570	7,426,709
Class A	539,338	473,011	22,815	86,121	84,331	183,236
Class C	35,360	32,224	8,046	15,019	66,171	202,652
Class R3	—	—	—	—	—	—
Class R6	93,623	17,262	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,664,612)	(2,206,014)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(72,360,391)	(102,034,548)	(12,777,408)	(126,076,007)	(17,619,368)	(125,110,920)
Class A	(2,948,749)	(9,680,603)	(333,786)	(2,233,538)	(2,017,161)	(2,943,094)
Class C	(589,520)	(1,643,500)	(58,868)	(135,512)	(1,007,466)	(6,190,594)
Class R3	—	—	—	—	—	—
Class R6	(176,598)	(1,728,960)	—	—	—	—
Net increase/(decrease) from Fund share transactions	72,278,599	133,928,735	40,443,366	7,727,480	79,653,923	(53,617,656)
Net Increase/(Decrease) in Net Assets	57,260,907	147,229,103	44,840,508	(7,209,633)	86,055,562	(62,895,717)
Net Assets:
Beginning of period	515,796,226	368,567,123	154,879,699	162,089,332	162,046,679	224,942,396
End of period	$573,057,133	$515,796,226	$199,720,207	$154,879,699	$248,102,241	$162,046,679

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020	Six Months Ended April 30, 2021 (Unaudited)	Fiscal Year Ended October 31, 2020
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$39,961,458	$100,062,984	$1,763,256	$3,684,159	$559,729	$1,162,997
Net realized gain/(loss) on investments	41,645,591	(49,325,099)	1,186,651	(875,678)	95,920	269,183
Change in net unrealized appreciation/ (depreciation) of investments	43,416,800	(24,321,719)	4,823,462	(2,779,298)	268,480	474,733
Net increase/(decrease) in net assets resulting from operations	125,023,849	26,416,166	7,773,369	29,183	924,129	1,906,913
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(1,895,826)	(4,033,366)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(29,038,101)	(65,549,284)	(1,773,094)	(3,651,177)	(821,941)	(1,431,743)
Class A	(442,618)	(932,848)	(14,178)	(24,734)	(944)	(1,592)
Class C	(109,063)	(385,461)	(1,680)	(8,676)	(249)	(370)
Class R3	(40,051)	(91,775)	—	—	—	—
Class R6	(9,251,154)	(30,389,547)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(40,776,813)	(101,382,281)	(1,788,952)	(3,684,587)	(823,134)	(1,433,705)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,803,309	9,819,720	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	134,068,708	609,073,932	12,765,026	22,835,451	4,232,886	5,397,119
Class A	26,070,239	38,743,459	870,773	103,471	6,000	—
Class C	35,680	376,588	50,000	33,000	—	13,626
Class R3	239,657	443,883	—	—	—	—
Class R6	88,935,926	332,352,755	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,804,387	3,795,670	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	24,376,805	52,754,589	1,770,475	3,622,862	769,067	1,328,596
Class A	319,059	762,525	9,927	16,928	648	1,065
Class C	93,057	237,512	1,430	8,155	52	38
Class R3	39,790	86,934	—	—	—	—
Class R6	8,826,545	28,528,938	—	—	—	—
Payments for shares redeemed:
Investor Class	(9,025,253)	(21,175,723)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(274,469,129)	(944,300,233)	(15,535,457)	(27,615,428)	(3,423,918)	(3,446,692)
Class A	(23,472,934)	(45,988,145)	(760,956)	(348,230)	(5,567)	(1,011)
Class C	(1,005,879)	(6,426,515)	(192,885)	(332,079)	(9,924)	(5,000)
Class R3	(252,741)	(2,910,790)	—	—	—	—
Class R6	(55,445,495)	(773,447,832)	—	—	—	—
Net increase/(decrease) from Fund share transactions	(75,058,269)	(717,272,733)	(1,021,667)	(1,675,870)	1,569,244	3,287,741
Net Increase/(Decrease) in Net Assets	9,188,767	(792,238,848)	4,962,750	(5,331,274)	1,670,239	3,760,949
Net Assets:
Beginning of period	1,554,254,342	2,346,493,190	119,146,425	124,477,699	62,863,218	59,102,269
End of period	$1,563,443,109	$1,554,254,342	$124,109,175	$119,146,425	$64,533,457	$62,863,218

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2021	Fiscal Year Ended October 31, 2020 (Unaudited)	Six Months Ended April 30, 2021	Fiscal Year Ended October 31, 2020 (Unaudited)
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,147,130	$4,488,254	$975,537	$2,527,060
Net realized gain/(loss) on investments	1,203,546	1,119,874	965,707	(893,788)
Change in net unrealized appreciation/ (depreciation) of investments	3,613,196	(944,475)	558,113	161,578
Net increase/(decrease) in net assets resulting from operations	6,963,872	4,663,653	2,499,357	1,794,850
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(162,320)	(293,144)	(289,183)	(627,978)
Trust Class	—	—	(37,338)	(61,525)
Institutional Class	(2,927,995)	(4,644,750)	(877,984)	(1,865,834)
Class A	(30,313)	(39,797)	(23,478)	(28,186)
Class C	(15,846)	(32,055)	(17,915)	(36,013)
Class R3	—	—	—	—
Class R6	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(3,136,474)	(5,009,746)	(1,245,898)	(2,619,536)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	517,005	1,757,159	904,211	2,043,929
Trust Class	—	—	426,594	912,540
Institutional Class	21,262,190	45,814,917	14,256,953	26,548,133
Class A	298,597	1,248,181	578,342	1,355,519
Class C	171,424	399,085	207,081	1,568,319
Class R3	—	—	—	—
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	138,017	241,351	276,679	595,488
Trust Class	—	—	37,305	61,454
Institutional Class	1,083,950	873,933	873,223	1,865,834
Class A	15,072	26,765	19,809	22,897
Class C	12,804	20,741	17,621	31,744
Class R3	—	—	—	—
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(857,892)	(2,678,567)	(1,080,092)	(3,792,348)
Trust Class	—	—	(305,099)	(266,771)
Institutional Class	(10,992,696)	(21,481,001)	(11,994,147)	(28,417,204)
Class A	(482,086)	(502,217)	(208,643)	(646,802)
Class C	(471,745)	(1,094,297)	(723,732)	(922,239)
Class R3	—	—	—	—
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	10,694,640	24,626,050	3,286,105	960,493
Net Increase/(Decrease) in Net Assets	14,522,038	24,279,957	4,539,564	135,807
Net Assets:
Beginning of period	224,277,576	199,997,619	82,413,675	82,277,868
End of period	$238,799,614	$224,277,576	$86,953,239	$82,413,675

See Notes to Financial Statements

	STRATEGIC INCOME FUND
	Six Months Ended April 30, 2021	Fiscal Year Ended October 31, 2020 (Unaudited)
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$48,160,255	$98,718,755
Net realized gain/(loss) on investments	100,397,246	18,036,998
Change in net unrealized appreciation/ (depreciation) of investments	37,137,272	(43,975,269)
Net increase/(decrease) in net assets resulting from operations	185,694,773	72,780,484
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—
Trust Class	(184,475)	(326,660)
Institutional Class	(48,657,440)	(90,274,906)
Class A	(2,434,420)	(4,080,740)
Class C	(1,110,908)	(2,538,924)
Class R3	—	—
Class R6	(7,997,856)	(12,490,296)
Tax return of capital:
Institutional Class	—	—
Class A	—	—
Class C	—	—
Total distributions to shareholders	(60,385,099)	(109,711,526)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	319,228	2,609,944
Institutional Class	393,717,267	865,666,004
Class A	19,554,617	69,778,551
Class C	5,532,819	12,932,248
Class R3	—	—
Class R6	94,637,198	62,342,429
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	178,925	313,957
Institutional Class	40,193,508	74,676,388
Class A	1,569,675	2,811,591
Class C	992,905	2,039,424
Class R3	—	—
Class R6	7,997,368	12,472,851
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(945,380)	(1,809,597)
Institutional Class	(351,259,664)	(1,034,598,148)
Class A	(25,548,173)	(60,792,808)
Class C	(13,195,780)	(41,386,629)
Class R3	—	—
Class R6	(31,514,877)	(43,193,064)
Net increase/(decrease) from Fund share transactions	142,229,636	(76,136,859)
Net Increase/(Decrease) in Net Assets	267,539,310	(113,067,901)
Net Assets:
Beginning of period	2,768,495,682	2,881,563,583
End of period	$3,036,034,992	$2,768,495,682

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relative listed bond and preferred stock prices and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the six months ended April 30, 2021, was $257, $259 and $263 for High Income, Short Duration and Strategic Income.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2021, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2021 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$636,645,005	$15,314,625	$10,518,392	$4,796,233
Emerging Markets Debt	197,891,196	6,615,345	7,379,856	(764,511)
Floating Rate Income	273,613,268	1,742,149	1,384,683	357,466
High Income	1,523,529,861	69,370,438	3,184,861	66,185,577
Municipal High Income	117,693,326	7,599,693	2,090,197	5,509,496
Municipal Impact	60,729,514	3,542,387	86,963	3,455,424
Municipal Intermediate Bond	229,359,761	11,457,013	532,005	10,925,008
Short Duration	85,191,505	1,396,509	764,390	632,119
Strategic Income	3,479,036,127	99,438,603	58,820,510	40,618,093

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: gains (losses) & tax adjustments on securities redeemed in kind, prior year true up adjustments, return of capital distributions and deemed distributions on shareholder redemptions. For the year ended October 31, 2020, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Core Bond	$1	$(1)
Emerging Markets Debt	1,452	(1,452)
Floating Rate Income	—	—
High Income	12,609,279	(12,609,279)
Municipal High Income	—	—
Municipal Impact	5,938	(5,938)
Municipal Intermediate Bond	—	—
Short Duration	—	—
Strategic Income	—	—

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
Core Bond	$13,285,787	$10,394,896	$—	$—	$—	$—	$—	$2,132,688	$13,285,787	$12,527,584
Emerging Markets Debt	2,415,513	6,290,981	—	—	—	—	4,758,273	4,099,521	7,173,786	10,390,502
Floating Rate Income	8,058,568	14,497,918	—	—	—	—	38,085	—	8,096,653	14,497,918
High Income	101,382,281	125,706,721	—	—	—	—	—	—	101,382,281	125,706,721
Municipal High Income	4,963	9,859	3,679,624	3,212,433	—	—	—	—	3,684,587	3,222,292
Municipal Impact	3,586	18,138	1,148,099	1,250,658	282,020	104,768	—	—	1,433,705	1,373,564
Municipal Intermediate Bond	439	644,458	4,432,437	4,450,231	576,870	418,522	—	—	5,009,746	5,513,211
Short Duration	2,619,536	2,318,905	—	—	—	—	—	—	2,619,536	2,318,905
Strategic Income	109,711,526	97,970,476	—	—	—	—	—	14,358,248	109,711,526	112,328,724

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income/(Loss)	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$8,840,703	$—	$—	$12,337,702	$(1,864,828)	$(352,617)	$18,960,960
Emerging Markets Debt	—	—	—	(5,387,730)	(12,216,721)	(28,114)	(17,632,565)
Floating Rate Income	—	—	—	(5,552,869)	(32,950,566)	(50,137)	(38,553,572)
High Income	489,230	—	—	20,727,336	(212,241,387)	(941,362)	(191,966,183)
Municipal High Income	—	197,553	—	686,033	(2,275,129)	(14,510)	(1,406,053)
Municipal Impact	—	8,941	263,221	3,186,944	—	(6,723)	3,452,383
Municipal Intermediate Bond	—	—	856,363	7,311,812	—	(314,917)	7,853,258
Short Duration	333,773	—	—	29,087	(6,004,655)	(2,830)	(5,644,625)
Strategic Income	1,839,983	—	—	2,755,865	(75,146,001)	(1,434,246)	(71,984,399)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to treasury inflation protection securities, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Emerging Markets Debt	$7,970,110	$4,173,236
Floating Rate Income	23,303,840	9,646,726
High Income	148,365,373	63,876,014
Municipal High Income	947,538	1,327,591
Short Duration	4,457,486	1,547,169
Strategic Income	74,550,093	589,961

During the year ended October 31, 2020, Core Bond utilized capital loss carryforwards of $2,341,288.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

9  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At April 30, 2021, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of

$58,186 and $61,296 respectively, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2021, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $2,549 and $13,171, respectively, which is reflected in the Statements of Operations.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Debt	$212,463
High Income	32,035,323
Short Duration	427,133
Strategic Income	27,866,195

As of April 30, 2021, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds
Emerging Markets Debt	$213,690	$—	$—	$—	$213,690
High Income	32,708,513	—	—	—	32,708,513
Short Duration	435,745	—	—	—	435,745
Strategic Income	28,399,954	—	—	—	28,399,954

(a)  Amounts represent the payable for loaned securities collateral received.

12  Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2021, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2021. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the six months ended April 30, 2021, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the six months ended April 30, 2021, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2021, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund's portfolio and to enhance total return.

Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the six months ended April 30, 2021, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the six months ended April 30, 2021, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2021, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2021, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the six months ended April 30, 2021, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate/Inflation swap contracts: During the six months ended April 30, 2021, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the six months ended April 30, 2021, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate/inflation swaps, marked to market daily. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the six months ended April 30, 2021, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC cross currency swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

Total return basket swap contracts: During the six months ended April 30, 2021, Strategic Income used total return basket swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. For OTC total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the six months ended April 30, 2021, Floating Rate Income and High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the six months ended April 30, 2021, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

At April 30, 2021, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$449,679	$—	$—	$—	$449,679
Total Value—Assets		$449,679	$—	$—	$—	$449,679
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$212,826	$—	$—	$—	$212,826
Forward FX contracts	Receivable for forward foreign currency contracts	—	865,662	—	—	865,662
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	571,950	—	—	—	571,950
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	481,898	—	—	—	481,898
Total Value—Assets		$1,266,674	$865,662	$—	$—	$2,132,336
High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$647,438	$—	$647,438
Total Value—Assets		$—	$—	$647,438	$—	$647,438

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$74,870	$—	$—	$—	$74,870
Total Value—Assets		$74,870	$—	$—	$—	$74,870
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$13,099,400	$—	$—	$—	$13,099,400
Bond forwards	Receivable for bond forward contracts	306,015	—	—	—	306,015
Forward FX contracts	Receivable for forward foreign currency contracts	—	1,582,374	—	—	1,582,374
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	67,401	—	7,973,060	—	8,040,461
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	4,792,373	—	4,792,373
Total Value—Assets		$13,472,816	$1,582,374	$12,765,433	$—	$27,820,623
Liability Derivatives
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(645,639)	$—	$—	$—	$(645,639)
Total Value—Liabilities		$(645,639)	$—	$—	$—	$(645,639)
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(57,729)	$—	$—	$—	$(57,729)
Forward FX contracts	Payable for forward foreign currency contracts	—	(989,595)	—	—	(989,595)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(626,638)	—	—	—	(626,638)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(21,808)	—	—	—	(21,808)
Total Value—Liabilities		$(706,175)	$(989,595)	$—	$—	$(1,695,770)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(22,041)	$—	$(22,041)
Total Value—Liabilities		$—	$—	$(22,041)	$—	$(22,041)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(23,954)	$—	$—	$—	$(23,954)
Total Value—Liabilities		$(23,954)	$—	$—	$—	$(23,954)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(439,687)	$—	$—	$—	$(439,687)
Forward FX contracts	Payable for forward foreign currency contracts	—	(2,023,036)	—	—	(2,023,036)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(1,511,499)	—	(150,280)	—	(1,661,779)
Total Value—Liabilities		$(1,951,186)	$(2,023,036)	$(150,280)	$—	$(4,124,502)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of April 30, 2021.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2021, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$3,098,566	$—	$—	$—	$3,098,566
Total Realized Gain/(Loss)		$3,098,566	$—	$—	$—	$3,098,566

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$240,989	$—	$—	$—	$240,989
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	268,846	—	—	268,846
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	833,777	—	(795,457)	—	38,320
Total Realized Gain/(Loss)		$1,074,766	$268,846	$(795,457)	$—	$548,155
Floating Rate Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$301,901	$—	$301,901
Total Realized Gain/(Loss)		$—	$—	$301,901	$—	$301,901
High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$3,025,879	$—	$3,025,879
Total Realized Gain/(Loss)		$—	$—	$3,025,879	$—	$3,025,879
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$431,896	$—	$—	$—	$431,896
Total Realized Gain/(Loss)		$431,896	$—	$—	$—	$431,896
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$44,759,646	$—	$—	$—	$44,759,646
Bond forwards	Net realized gain/(loss) on: Settlement of bond forward contracts	393,505	—	—	—	393,505
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	2,500,306	—	—	2,500,306
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	35,415	—	4,039,567	—	4,074,982
Total Realized Gain/(Loss)		$45,188,566	$2,500,306	$4,039,567	$—	$51,728,439

Change in Appreciation/(Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(672,544)	$—	$—	$—	$(672,544)
Total Change in Appreciation/(Depreciation)		$(672,544)	$—	$—	$—	$(672,544)
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$216,620	$—	$—	$—	$216,620
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(210,932)	—	—	(210,932)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(199,370)	—	83,150	—	(116,220)
Total Change in Appreciation/(Depreciation)		$17,250	$(210,932)	$83,150	$—	$(110,532)
Floating Rate Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$59,350	$—	$59,350
Total Change in Appreciation/(Depreciation)		$—	$—	$59,350	$—	$59,350
High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$1,265,618	$—	$1,265,618
Total Change in Appreciation/(Depreciation)		$—	$—	$1,265,618	$—	$1,265,618
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$6,356	$—	$—	$—	$6,356
Total Change in Appreciation/(Depreciation)		$6,356	$—	$—	$—	$6,356

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$4,047,452	$—	$—	$—	$4,047,452
Bond forwards	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	752,234	—	—	—	752,234
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(24,157)	—	—	(24,157)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(1,444,098)	—	5,598,755	—	4,154,657
Total Change in Appreciation/(Depreciation)		$3,355,588	$(24,157)	$5,598,755	$—	$8,930,186

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the six months ended April 30, 2021 that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income held one or more of these investments at April 30, 2021. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2021.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$481,898	$—	$481,898
Forward FX contracts	865,662	—	865,662
Securities lending	212,463	—	212,463
Total	$1,560,023	$—	$1,560,023

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
High Income
Over-the-counter swap contracts	$647,438	$—	$647,438
Securities lending	32,035,323	—	32,035,323
Total	$32,682,761	$—	$32,682,761
Short Duration
Securities lending	$427,133	$—	$427,133
Total	$427,133	$—	$427,133
Strategic Income
Bond forwards	$306,015	$—	$306,015
Over-the-counter swap contracts	4,792,373	—	4,792,373
Forward FX contracts	1,582,374	—	1,582,374
Securities lending	27,866,195	—	27,866,195
Total	$34,546,957	$—	$34,546,957

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
BB	$5,833	$(5,833)	$—	$—
BNP	2,642	(2,642)	—	—
CITI	185,404	(89,896)	(95,508)	—
GSI	677,278	(383,514)	(293,764)	—
HSBC	63,302	(63,302)	—	—
JPM	113,711	(67,395)	—	46,316
MS	125,116	(58,550)	—	66,566
SCB	74,636	(42,636)	—	32,000
SSB	312,101	(116,841)	(195,260)	—
Total	$1,560,023	$(830,609)	$(584,532)	$144,882
High Income
GSI	$647,438	$—	$(580,000)	$67,438
SSB	32,035,323	—	(32,035,323)	—
Total	$32,682,761	$—	$(32,615,323)	$67,438
Short Duration
SSB	$427,133	$—	$—	$427,133
Total	$427,133	$—	$—	$427,133

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Strategic Income
BB	$10,004	$—	$—	$10,004
CITI	170,133	(170,133)	—	—
GSI	6,090,069	(933,270)	—	5,156,799
HSBC	140,963	(140,963)	—	—
JPM	212,886	(212,886)	—	—
MS	51,108	(51,108)	—	—
SCB	5,599	(5,599)	—	—
SSB	27,866,195	—	(27,866,195)	—
Total	$34,546,957	$(1,513,959)	$(27,866,195)	$5,166,803

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$(21,808)	$—	$(21,808)
Forward FX contracts	(989,595)	—	(989,595)
Total	$(1,011,403)	$—	$(1,011,403)
Floating Rate Income
Over-the-counter swap contracts	$(22,041)	$—	$(22,041)
Total	$(22,041)	$—	$(22,041)
Strategic Income
Forward FX contracts	$(2,023,036)	$—	$(2,023,036)
Total	$(2,023,036)	$—	$(2,023,036)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
BB	$(113,600)	$5,833	$107,767	$—
BNP	(9,321)	2,642	—	(6,679)
CITI	(89,896)	89,896	—	—
GSI	(383,514)	383,514	—	—
HSBC	(129,650)	63,302	—	(66,348)
JPM	(67,395)	67,395	—	—
MS	(58,550)	58,550	—	—
SCB	(42,636)	42,636	—	—
SSB	(116,841)	116,841	—	—
Total	$(1,011,403)	$830,609	$107,767	$(73,027)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Floating Rate Income
JPM	$(5,810)	$—	$—	$(5,810)
MS	$(16,231)	$—	$—	$(16,231)
Total	$(22,041)	$—	$—	$(22,041)
Strategic Income
CITI	$(461,999)	$170,133	$291,866	$—
GSI	(933,270)	933,270	—	—
HSBC	(241,714)	140,963	—	(100,751)
JPM	(221,466)	212,886	8,580	—
MS	(85,259)	51,108	—	(34,151)
SCB	(79,328)	5,599	—	(73,729)
Total	$(2,023,036)	$1,513,959	$300,446	$(208,631)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2021, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2021.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Investments in other funds managed by Neuberger Berman Investment Advisers LLC: Through April 30, 2021, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).

For Strategic Income's investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2021, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2021, income earned from the Underlying Fund on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the six months ended April 30, 2021, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$118	$8,641

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

In October 2020, the SEC adopted Rule 12d1-4, which permits a Fund to exceed the limits prescribed by Section 12 of the 1940 Act in the absence of an exemptive order, if the Fund complies with the adopted framework for fund of funds arrangements. Rule 12d1-4 contains elements from the SEC's current exemptive orders and rules permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. In connection with the new rule, on or about January 19, 2022, the SEC is expected to rescind the Funds' current exemptive order and Rule 12d1-2 under the 1940 Act. After this occurs, a Fund seeking to exceed the limits in Section 12 of the 1940 Act will need to rely on Rule 12d1-4.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2021, the value of unfunded loan commitments was $2,730,807, $2,088,958 and $2,378,577 for Floating Rate Income, High Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Cano Health LLC, Term Loan DD, (3M USD LIBOR + 4.75%), 4.75%, due 11/19/2027(a)	$87,498	$87,389
Constant Contact Inc., Term Loan DD, (3M USD LIBOR + 4.50%), 4.50%, due 2/10/2028(a)	141,882	141,528	(b)
Fluid-Flow Products, Inc., Term Loan DD, due 3/31/2028(c)	72,000	71,550
Hertz Corporation, (The), Term Loan DIP DD, (3M USD LIBOR + 3.75%), 3.75%, due 12/31/2021(a)	269,789	271,025
Hillman Group Inc. (The), Term Loan DD, (USD LIBOR + 3.75%), due 2/23/2028(c)	124,051	123,306
National Mentor Holdings, Inc., Term Loan DD, (3M USD LIBOR + 1.88%), 1.88%, due 3/2/2028(a)	39,446	39,380
Peraton Holding Corp., Term Loan B DD, (3M USD LIBOR + 3.75%), due 2/1/2028(c)	991,575	990,336
Redstone Buyer LLC, Term Loan DD, (USD LIBOR + 4.75%), due 4/15/2028(c)	504,916	499,655
Redstone Buyer LLC, Term Loan DD, (USD LIBOR + 4.75%), due 4/15/2029(c)	174,933	171,653
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%,due 10/29/2027(a)	91,612	91,383	(b)
Southern Veterinary Partners, LLC, Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/5/2027(a)	41,818	41,792
Therma Intermediate LLC, Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%,due 12/16/2027(a)	83,392	83,287	(b)
TricorBraun Holdings, Inc., Term Loan DD, (3M USD LIBOR + 1.63%), 1.63%,due 3/3/2028(a)	119,737	118,523

High Income
Borrower	Principal Amount	Value
National Mentor Holdings, Inc., Term Loan DD, (3M USD LIBOR + 1.88%), 1.88%, due 3/2/2028(a)	$332,886	$332,330
Redstone Buyer LLC, Term Loan DD, (USD LIBOR + 4.75%), due 4/15/2028(c)	1,191,265	1,178,852
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/29/2027(a)	579,224	577,776 (b)
Strategic Income
Borrower	Principal Amount	Value
Hertz Corporation, (The), Term Loan DIP DD, (3M USD LIBOR + 3.75%), 3.75%, due 12/31/2021(a)	$368,057	$369,742
Peraton Holding Corp., Term Loan B DD, (USD LIBOR + 3.75%), due 2/1/2028(c)	1,374,177	1,372,459
Redstone Buyer LLC, Term Loan DD, (USD LIBOR + 4.75%), due 4/15/2028(c)	457,097	452,334
TricorBraun Holdings, Inc., Term Loan DD, (3M USD LIBOR + 1.63%), 1.63%, due 3/3/2028(a)	185,928	184,042

(a)  Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of April 30, 2021.

(b)  Value determined using significant unobservable inputs.

(c)  This security has not settled as of April 30, 2021 and thus may not have an interest rate in effect.

17  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2020, High Income realized a net gain of $13,575,889 on $192,035,868 of in-kind redemptions.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond:
	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income(a):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond:
	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration:
	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.50% prior to January 15, 2021.

Accordingly, for the six months ended April 30, 2021, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate
Core Bond	0.18%
Floating Rate Income	0.44%
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40	%(a)

(a)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of

Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At April 30, 2021, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2018		2019	2020	2021
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2021		2022	2023	2024
Core Bond Investor Class	0.78	%(b)	10/31/24	$27,349		$27,317	$24,104	$6,801
Core Bond Institutional Class	0.38	%(b)	10/31/24	325,526		328,676	254,794	113,117
Core Bond Class A	0.78	%(b)	10/31/24	13,557		13,844	7,793	2,065
Core Bond Class C	1.53	%(b)	10/31/24	1,869		1,746	998	284
Core Bond Class R6	0.28	%(b)	10/31/24	—		330 (c)	1,676	821
Emerging Markets Debt Institutional Class	0.78%		10/31/24	457,406		406,354	363,531	158,701
Emerging Markets Debt Class A	1.15%		10/31/24	15,759		15,905	5,716	1,436
Emerging Markets Debt Class C	1.90%		10/31/24	1,301		930	1,193	547
Floating Rate Income Institutional Class	0.60	%(b)	10/31/24	475,802		469,596	385,554	189,671
Floating Rate Income Class A	0.97	%(b)	10/31/24	30,445		19,217	15,631	8,745
Floating Rate Income Class C	1.72	%(b)	10/31/24	26,854		26,631	20,399	6,009
High Income Investor Class	1.00%		10/31/24	—		—	—	—
High Income Institutional Class	0.75%		10/31/24	—		—	—	—
High Income Class A	1.12%		10/31/24	1,860		16,174	—	—
High Income Class C	1.87%		10/31/24	—		—	—	—
High Income Class R3	1.37%		10/31/24	—		—	—	—
High Income Class R6	0.65	%(b)	10/31/24	—		—	—	—
Municipal High Income Institutional Class	0.50%		10/31/24	341,403		329,680	359,725	167,100
Municipal High Income Class A	0.87%		10/31/24	2,546		4,413	3,325	1,757
Municipal High Income Class C	1.62%		10/31/24	1,802		2,011	1,390	326
Municipal Impact Institutional Class	0.43	%(b)	10/31/24	162,783		382,133	299,893	137,348
Municipal Impact Class A	0.80%		10/31/24	89	(d)	400	248	190
Municipal Impact Class C	1.55%		10/31/24	91	(d)	225	149	47
Municipal Intermediate Bond Investor Class	0.45	%(b)	10/31/24	18,441		23,657	26,332	10,067
Municipal Intermediate Bond Institutional Class	0.30	%(b)	10/31/24	202,676		248,495	315,219	155,462
Municipal Intermediate Bond Class A	0.67	%(b)	10/31/24	6,691		5,508	3,397	1,981

				Expenses Reimbursed in Year Ended October 31,
				2018	2019	2020	2021
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2021	2022	2023	2024
Municipal Intermediate Bond Class C	1.42	%(b)	10/31/24	$3,285	$4,287	$4,117	$1,471
Short Duration Investor Class	0.54	%(b)	10/31/24	102,348	94,340	97,811	42,523
Short Duration Trust Class	0.64	%(b)	10/31/24	11,423	8,902	10,631	6,623
Short Duration Institutional Class	0.34	%(b)	10/31/24	232,853	239,009	249,736	121,896
Short Duration Class A	0.71	%(b)	10/31/24	8,714	6,786	4,533	3,862
Short Duration Class C	1.46	%(b)	10/31/24	5,866	5,488	7,744	4,104
Strategic Income Trust Class	0.94%		10/31/24	9,494	7,844	6,415	2,085
Strategic Income Institutional Class	0.59%		10/31/24	540,043	573,799	293,431	141,286
Strategic Income Class A	0.99%		10/31/24	11,972	13,789	—	—
Strategic Income Class C	1.69%		10/31/24	63,520	53,704	31,253	12,568
Strategic Income Class R6	0.49	%(b)	10/31/24	81,957	79,636	43,096	22,897

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Core Bond Investor Class	0.85%	1/15/20
Core Bond Institutional Class	0.45%	1/15/20
Core Bond Class A	0.85%	1/15/20
Core Bond Class C	1.60%	1/15/20
Core Bond Class R6	0.35%	1/15/20
Floating Rate Income Institutional Class	0.70%	1/15/21
Floating Rate Income Class A	1.07%	1/15/21
Floating Rate Income Class C	1.82%	1/15/21
High Income Class R6	0.68%	12/6/18
Municipal Impact Institutional Class	1.00%	6/18/18
Municipal Intermediate Bond Investor Class	0.65%	2/28/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.50%	2/28/18
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.87%	2/28/18
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.62%	2/28/18
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.70%	2/28/18
Short Duration Investor Class	0.59%	2/28/20
Short Duration Trust Class	0.80%	2/28/18
Short Duration Trust Class	0.69%	2/28/20
Short Duration Institutional Class	0.50%	2/28/18
Short Duration Institutional Class	0.39%	2/28/20

Class	Expense limitation	Prior to
Short Duration Class A	0.87%	2/28/18
Short Duration Class A	0.76%	2/28/20
Short Duration Class C	1.62%	2/28/18
Short Duration Class C	1.51%	2/28/20
Strategic Income Class R6	0.52%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(d)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2021, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
High Income Class A	$2,203
Strategic Income Class A	8,099

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2021, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Core Bond Class A	$887	$—
Core Bond Class C	—	451
Emerging Markets Debt Class A	117	—
Emerging Markets Debt Class C	—	—
Floating Rate Income Class A	1,117	—
Floating Rate Income Class C	—	34
High Income Class A	1,119	—
High Income Class C	—	154
Municipal High Income Class A	820	—
Municipal High Income Class C	—	—
Municipal Impact Class A	—	—
Municipal Impact Class C	—	6
Municipal Intermediate Bond Class A	75	—
Municipal Intermediate Bond Class C	—	60
Short Duration Class A	146	—
Short Duration Class C	—	—
Strategic Income Class A	12,771	—
Strategic Income Class C	—	4,187

Note C—Securities Transactions:

During the six months ended April 30, 2021, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts and futures) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$731,538,630	$43,447,867	$666,034,155	$47,722,504
Emerging Markets Debt	—	81,030,299	—	39,029,816
Floating Rate Income	—	125,926,513	—	40,423,922
High Income	—	690,304,982	—	743,785,050
Municipal High Income	—	38,051,083	—	40,869,416
Municipal Impact	—	12,183,700	—	10,215,140
Municipal Intermediate Bond	—	77,713,771	—	68,667,955
Short Duration	28,234,884	34,805,498	33,583,721	21,388,789
Strategic Income	4,157,233,604	916,729,171	4,272,551,786	891,842,727

During the six months ended April 30, 2021, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2021 and for the year ended October 31, 2020, was as follows:

	For the Six Months Ended April 30, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	157,730	33,375	(153,034)	38,071	389,686	30,030	(206,005)	213,711
Institutional Class	12,248,109	899,172	(6,673,751)	6,473,530	20,633,874	722,228	(9,595,598)	11,760,504
Class A	296,638	49,726	(274,952)	71,412	1,123,321	43,965	(902,085)	265,201
Class C	11,001	3,252	(54,713)	(40,460)	127,930	2,992	(151,163)	(20,241)
Class R6(a)	126,900	8,606	(16,161)	119,345	123,398	1,574	(163,798)	(38,826)
Emerging Markets Debt
Institutional Class	5,826,335	416,463	(1,482,566)	4,760,232	15,000,638	855,192	(15,573,766)	282,064
Class A	27,167	2,668	(38,771)	(8,936)	51,232	10,485	(276,167)	(214,450)
Class C	25,249	943	(6,791)	19,401	39,230	1,848	(16,996)	24,082
Floating Rate Income
Institutional Class	9,559,113	340,726	(1,810,174)	8,089,665	7,357,319	800,576	(13,926,118)	(5,768,223)
Class A	340,269	8,671	(207,586)	141,354	363,502	19,762	(319,590)	63,674
Class C	53,023	6,814	(103,629)	(43,792)	32,712	21,872	(670,180)	(615,596)
High Income
Investor Class	437,192	207,127	(1,035,892)	(391,573)	1,243,612	462,100	(2,613,475)	(907,763)
Institutional Class	15,369,062	2,794,333	(31,413,624)	(13,250,229)	73,985,981	6,396,324	(115,117,838)	(34,735,533)
Class A	2,995,198	36,629	(2,692,699)	339,128	4,714,570	92,438	(5,566,351)	(759,343)
Class C	4,085	10,665	(115,379)	(100,629)	45,211	28,868	(774,042)	(699,963)
Class R3	27,374	4,564	(29,055)	2,883	54,318	10,529	(342,147)	(277,300)
Class R6	10,322,003	1,011,213	(6,329,332)	5,003,884	39,660,772	3,467,912	(94,349,369)	(51,220,685)
Municipal High Income
Institutional Class	1,192,984	165,321	(1,453,268)	(94,963)	2,213,492	351,347	(2,729,598)	(164,759)
Class A	83,531	928	(71,862)	12,597	9,817	1,644	(33,403)	(21,942)
Class C	4,612	134	(18,545)	(13,799)	3,087	791	(32,158)	(28,280)

	For the Six Months Ended April 30, 2021				For the Year Ended October 31, 2020
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Municipal Impact
Institutional Class	237,140	43,024	(191,232)	88,932	302,968	75,127	(195,388)	182,707
Class A	336	36	(312)	60	—	60	(57)	3
Class C	—	2	(553)	(551)	836	3	(288)	551
Municipal Intermediate Bond
Investor Class	42,517	11,330	(70,658)	(16,811)	144,987	20,116	(225,948)	(60,845)
Institutional Class	1,749,018	89,031	(903,704)	934,345	3,833,133	72,857	(1,794,292)	2,111,698
Class A	24,528	1,239	(39,433)	(13,666)	103,378	2,236	(41,711)	63,903
Class C	14,154	1,052	(38,639)	(23,433)	33,596	1,732	(90,563)	(55,235)
Short Duration
Investor Class	115,407	35,350	(138,090)	12,667	268,566	77,547	(496,147)	(150,034)
Trust Class	57,379	4,998	(41,056)	21,321	124,391	8,398	(36,262)	96,527
Institutional Class	1,822,246	111,593	(1,533,319)	400,520	3,466,793	243,055	(3,723,468)	(13,620)
Class A	77,863	2,656	(28,059)	52,460	186,511	3,129	(88,028)	101,612
Class C	27,830	2,362	(97,076)	(66,884)	218,546	4,338	(126,020)	96,864
Strategic Income
Trust Class	27,943	15,673	(83,073)	(39,457)	239,860	29,089	(182,780)	86,169
Institutional Class	34,518,119	3,518,635	(30,773,152)	7,263,602	80,345,130	6,916,717	(98,623,806)	(11,361,959)
Class A	1,710,663	137,296	(2,231,376)	(383,417)	6,497,650	259,914	(5,607,997)	1,149,567
Class C	485,858	86,937	(1,156,301)	(583,506)	1,187,542	189,103	(3,826,019)	(2,449,374)
Class R6	8,307,023	700,750	(2,813,336)	6,194,437	5,792,507	1,155,827	(4,072,179)	2,876,155

Note E—Line of Credit:

At April 30, 2021, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any" particular time. There were no loans outstanding under the Credit Facility at April 30, 2021. During the period ended April 30, 2021, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

Strategic Income	Value at October 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at April 30, 2021	Value at April 30, 2021
Neuberger Berman Global Monthly Income Fund Ltd.	$—	$1,896,898	$—	$3,396	$—	$8,641	1,588,889	$1,900,294
Sub-total for affiliates held as of 4/30/21(c)	$—	$1,896,898	$—	$3,396	$—	$8,641		$1,900,294

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

(c)  At April 30, 2021, the value of these securities amounted to 0.06% of net assets of Strategic Income.

Other: At April 30, 2021, affiliated persons, as defined in the 1940 Act, owned 1.14%, 7.55%, 2.43%, 0.84%, 0.05%, 0.08%, 0.00% and 1.68% of the outstanding shares of Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Municipal High Income, Municipal Impact, Municipal Intermediate Bond and Strategic Income, respectively.

Note G—Recent Accounting Pronouncement:

In March 2020, FASB issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), "Reference Rate Reform (Topic 848)". In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The guidance is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2021 (Unaudited)	$10.91	$0.06	$(0.05)	$0.01	$(0.12)	$(0.18)	$—	$(0.30)
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
Institutional Class
4/30/2021 (Unaudited)	$10.94	$0.08	$(0.05)	$0.03	$(0.14)	$(0.18)	$—	$(0.32)
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—	$(0.35)
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
Class A
4/30/2021 (Unaudited)	$10.90	$0.06	$(0.05)	$0.01	$(0.12)	$(0.18)	$—	$(0.30)
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
Class C
4/30/2021 (Unaudited)	$10.91	$0.02	$(0.05)	$(0.03)	$(0.08)	$(0.18)	$—	$(0.26)
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—	$(0.22)
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2021 (Unaudited)	$10.62	0.07%*	$14.1	0.88%**	0.78%**	1.14%**	66	%[c]*
10/31/2020	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[c]
10/31/2019	$10.51	10.81%[b]	$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$9.77	(2.83)%[b]	$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$10.31	0.54%[b]	$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$10.54	4.16%[b]	$12.1	1.15%	0.86%	2.00%	148%[c]
Institutional Class
4/30/2021 (Unaudited)	$10.65	0.27%*	$529.9	0.43%**	0.38%**	1.54%**	66	%[c]*
10/31/2020	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[c]
10/31/2019	$10.53	11.24%[b]	$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$9.79	(2.52)%[b]	$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$10.34	0.95%[b]	$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$10.57	4.67%[b]	$320.6	0.59%	0.46%	2.40%	148%[c]
Class A
4/30/2021 (Unaudited)	$10.61	0.07%*	$23.2	0.80%**	0.78%**	1.14%**	66	%[c]*
10/31/2020	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[c]
10/31/2019	$10.50	10.82%[b]	$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$9.76	(2.83)%[b]	$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$10.30	0.54%[b]	$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$10.53	4.26%[b]	$25.9	0.98%	0.86%	2.01%	148%[c]
Class C
4/30/2021 (Unaudited)	$10.62	(0.30)%*	$1.6	1.56%**	1.53%**	0.38%**	66	%[c]*
10/31/2020	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[c]
10/31/2019	$10.51	9.99%[b]	$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$9.77	(3.55)%[b]	$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$10.31	(0.21)%[b]	$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$10.54	3.49%[b]	$4.9	1.72%	1.61%	1.25%	148%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$10.94	$0.09	$(0.05)	$0.04	$(0.15)	$(0.18)	$—	$(0.33)
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—	$(0.36)
Period from 1/18/2019^ to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)
Emerging Markets Debt Fund
Institutional Class
4/30/2021 (Unaudited)	$8.20	$0.17	$0.24	$0.41	$(0.17)	$—	$—	$(0.17)
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)	$(0.37)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
Class A
4/30/2021 (Unaudited)	$8.19	$0.16	$0.23	$0.39	$(0.15)	$—	$—	$(0.15)
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)	$(0.34)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
Class C
4/30/2021 (Unaudited)	$8.20	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)	$(0.28)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$10.65	0.32	%*	$4.3	0.33%**	0.28%**	1.65%**	66	%[c]*
10/31/2020	$10.94	7.38%		$3.1	0.37%	0.30%	2.63%	111%[c]
Period from 1/18/2019^ to 10/31/2019	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^
Emerging Markets Debt Fund
Institutional Class
4/30/2021 (Unaudited)	$8.44	4.99	%*	$197.7	0.96%**	0.78%**	4.07%**	24	%*
10/31/2020	$8.20	(0.62)%		$153.0	1.02%	0.79%[f]	4.69%	86%
10/31/2019	$8.63	13.26%		$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$8.03	(6.15)%		$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$9.02	6.77%		$247.7	1.02%	0.81%	5.41%	64%
10/31/2016	$8.90	12.17%		$120.2	1.21%	0.91%	5.92%	80%
Class A
4/30/2021 (Unaudited)	$8.43	4.81	%*	$1.3	1.37%**	1.15%**	3.70%**	24	%*
10/31/2020	$8.19	(1.01)%		$1.3	1.42%	1.16%[f]	4.33%	86%
10/31/2019	$8.62	12.85%		$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$8.02	(6.51)%		$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$9.01	6.26%		$0.4	1.42%	1.16%	5.04%	64%
10/31/2016	$8.90	11.76%		$0.1	1.73%	1.28%	5.56%	80%
Class C
4/30/2021 (Unaudited)	$8.44	4.41	%*	$0.7	2.09%**	1.90%**	2.94%**	24	%*
10/31/2020	$8.20	(1.62)%		$0.5	2.16%	1.91%[f]	3.52%	86%
10/31/2019	$8.62	12.01%		$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$8.02	(7.21)%		$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$9.01	5.47%		$0.5	2.13%	1.90%	4.31%	64%
10/31/2016	$8.90	10.93%		$0.3	2.36%	2.03%	4.80%	80%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
4/30/2021 (Unaudited)	$9.40	$0.18	$0.36	$0.54	$(0.18)	$—	$—	$(0.18)
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)	$(0.41)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
Class A
4/30/2021 (Unaudited)	$9.40	$0.16	$0.36	$0.52	$(0.16)	$—	$—	$(0.16)
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)	$(0.37)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
Class C
4/30/2021 (Unaudited)	$9.40	$0.12	$0.36	$0.48	$(0.12)	$—	$—	$(0.12)
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)	$(0.30)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
High Income Bond Fund
Investor Class
4/30/2021 (Unaudited)	$8.33	$0.21	$0.44	$0.65	$(0.21)	$—	$—	$(0.21)
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—	$(0.42)
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
4/30/2021 (Unaudited)	$9.76	5.73	%*	$234.0	0.85%**	0.65%**	3.67%**	22%*
10/31/2020	$9.40	2.82%		$149.4	0.93%	0.70%	4.41%	81%
10/31/2019	$9.55	2.12%		$206.8	0.89%	0.71%[f]	5.16%	60%
10/31/2018	$9.85	3.45%		$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$9.94	4.14%		$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$9.90	4.52%		$254.4	0.92%	0.70%	4.01%	64%
Class A
4/30/2021 (Unaudited)	$9.76	5.54	%*	$8.7	1.24%**	1.02%**	3.30%**	22%*
10/31/2020	$9.40	2.45%		$7.0	1.34%	1.07%	4.00%	81%
10/31/2019	$9.55	1.75%		$6.5	1.29%	1.08%[f]	4.80%	60%
10/31/2018	$9.85	3.07%		$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$9.94	3.76%		$17.4	1.21%	1.07%	3.27%	76%
10/31/2016	$9.90	4.24%		$23.3	1.31%	1.07%	3.65%	64%
Class C
4/30/2021 (Unaudited)	$9.76	5.15	%*	$5.4	1.99%**	1.77%**	2.57%**	22%*
10/31/2020	$9.40	1.68%		$5.6	2.06%	1.82%	3.30%	81%
10/31/2019	$9.55	0.99%		$11.6	2.02%	1.84%[f]	4.07%	60%
10/31/2018	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%	55%
10/31/2017	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%	76%
10/31/2016	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%	64%
High Income Bond Fund
Investor Class
4/30/2021 (Unaudited)	$8.77	7.85	%*	$77.2	0.85%**	0.85%**	4.78%**	46%*
10/31/2020	$8.33	2.85%		$76.5	0.85%	0.85%	4.99%	115%
10/31/2019	$8.52	7.72%		$86.0	0.86%	0.86%	5.44%	96%
10/31/2018	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%	46%
10/31/2017	$8.79	6.84	%be	$112.7	0.84%	0.80%[d]	5.38%[d]	62%
10/31/2016	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%	72%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Institutional Class
4/30/2021 (Unaudited)	$8.34	$0.21	$0.46	$0.67	$(0.22)	$—	$—	$(0.22)
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—	$(0.43)
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
Class A
4/30/2021 (Unaudited)	$8.33	$0.19	$0.45	$0.64	$(0.20)	$—	$—	$(0.20)
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—	$(0.39)
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
Class C
4/30/2021 (Unaudited)	$8.34	$0.16	$0.46	$0.62	$(0.17)	$—	$—	$(0.17)
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—	$(0.34)
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
Class R3
4/30/2021 (Unaudited)	$8.34	$0.19	$0.44	$0.63	$(0.19)	$—	$—	$(0.19)
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—	$(0.38)
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Institutional Class
4/30/2021 (Unaudited)	$8.79	8.05	%*	$1,093.5	0.70%**	0.70	%**	4.94%**	46%*
10/31/2020	$8.34	3.02%		$1,148.7	0.69%	0.69%		5.14%	115%
10/31/2019	$8.53	7.89%		$1,471.8	0.70%	0.70%		5.60%	96%
10/31/2018	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%		5.44%	46%
10/31/2017	$8.80	6.82	%be	$1,519.4	0.70%	0.70%[d]		5.49%[d]	62%
10/31/2016	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%		5.67%	72%
Class A
4/30/2021 (Unaudited)	$8.77	7.70	%*	$22.2	1.12%**	1.12	%§**	4.49%**	46%*
10/31/2020	$8.33	2.56%		$18.2	1.12%	1.12	%§	4.69%	115%
10/31/2019	$8.52	7.43%		$25.1	1.17%	1.12%		5.23%	96%
10/31/2018	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%		4.98%	46%
10/31/2017	$8.79	6.49	%be	$76.8	1.14%	1.12%[d]		5.05%[d]	62%
10/31/2016	$8.68	7.65%[b]		$93.3	1.07%	1.07%		5.30%	72%
Class C
4/30/2021 (Unaudited)	$8.79	7.45	%*	$5.3	1.83%**	1.83	%**	3.80%**	46%*
10/31/2020	$8.34	1.74%		$5.9	1.82%	1.82%		4.04%	115%
10/31/2019	$8.54	6.81%		$12.0	1.83%	1.83%		4.48%	96%
10/31/2018	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%		4.31%	46%
10/31/2017	$8.81	5.77	%be	$23.6	1.81%	1.81%[d]		4.38%[d]	62%
10/31/2016	$8.70	6.98%[b]		$31.2	1.81%	1.81%		4.57%	72%
Class R3
4/30/2021 (Unaudited)	$8.78	7.59	%*	$1.9	1.34%**	1.34	%**	4.30%**	46%*
10/31/2020	$8.34	2.35%		$1.8	1.34%	1.34%		4.49%	115%
10/31/2019	$8.53	7.37%		$4.2	1.30%	1.30%		4.98%	96%
10/31/2018	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$8.80	6.20	%be	$12.3	1.37%	1.37	%d§	4.81%[d]	62%
10/31/2016	$8.69	7.48%[b]		$6.6	1.41%	1.37%		4.99%	72%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$8.35	$0.22	$0.44	$0.66	$(0.22)	$—	$—	$(0.22)
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—	$(0.44)
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
Municipal High Income Fund
Institutional Class
4/30/2021 (Unaudited)	$10.32	$0.16	$0.52	$0.68	$(0.16)	$—	$—	$(0.16)
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Class A
4/30/2021 (Unaudited)	$10.31	$0.14	$0.52	$0.66	$(0.14)	$—	$—	$(0.14)
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—	$(0.28)
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Class C
4/30/2021 (Unaudited)	$10.33	$0.10	$0.52	$0.62	$(0.10)	$—	$—	$(0.10)
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$8.79	7.98	%*	$363.4	0.60%**	0.60%**	5.04%**	46%*
10/31/2020	$8.35	3.12%		$303.2	0.59%	0.59%	5.26%	115%
10/31/2019	$8.54	8.12%		$747.4	0.60%	0.60%	5.69%	96%
10/31/2018	$8.36	0.26%[b]		$712.4	0.63%	0.63%	5.48%	46%
10/31/2017	$8.81	7.03	%be	$1,503.1	0.61%	0.61%[d]	5.56%[d]	62%
10/31/2016	$8.70	8.26%[b]		$908.2	0.61%	0.61%	5.75%	72%
Municipal High Income Fund
Institutional Class
4/30/2021 (Unaudited)	$10.84	6.60	%*	$122.8	0.79%**	0.50%**	2.95%**	32%*
10/31/2020	$10.32	0.46%		$117.9	0.81%	0.51%	3.05%	112%
10/31/2019	$10.59	9.62%		$122.7	0.86%	0.50%	3.46%	112%
10/31/2018	$10.00	1.61%		$87.6	0.88%	0.51%	3.58%	106%
10/31/2017	$10.20	2.24%		$96.1	0.86%	0.50%	3.53%	107%
10/31/2016	$10.42	6.70%		$122.4	0.93%	0.50%	3.36%	75%
Class A
4/30/2021 (Unaudited)	$10.83	6.41	%*	$1.0	1.20%**	0.87%**	2.58%**	32%*
10/31/2020	$10.31	0.09%		$0.9	1.24%	0.88%	2.68%	112%
10/31/2019	$10.58	9.13%		$1.1	1.30%	0.87%	3.10%	112%
10/31/2018	$10.00	1.24%		$0.8	1.35%	0.88%	3.23%	106%
10/31/2017	$10.20	1.87%		$0.3	1.40%	0.87%	3.20%	107%
10/31/2016	$10.42	6.21%		$0.8	1.47%	0.87%	2.90%	75%
Class C
4/30/2021 (Unaudited)	$10.85	6.01	%*	$0.2	1.99%**	1.62%**	1.83%**	32%*
10/31/2020	$10.33	(0.57)%		$0.3	1.94%	1.63%	1.94%	112%
10/31/2019	$10.59	8.41%		$0.7	1.99%	1.62%	2.32%	112%
10/31/2018	$10.00	0.38%		$0.5	2.01%	1.63%	2.46%	106%
10/31/2017	$10.21	1.20%		$0.7	1.99%	1.62%	2.41%	107%
10/31/2016	$10.42	5.52%		$0.3	2.15%	1.62%	2.21%	75%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund
Institutional Class
4/30/2021 (Unaudited)	$17.81	$0.16	$0.10	$0.26	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—	$(0.42)
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
Class A
4/30/2021 (Unaudited)	$17.82	$0.12	$0.10	$0.22	$(0.13)	$(0.07)	$—	$(0.20)
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—	$(0.36)
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
4/30/2021 (Unaudited)	$17.82	$0.06	$0.09	$0.15	$(0.06)	$(0.07)	$—	$(0.13)
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
4/30/2021 (Unaudited)	$12.01	$0.10	$0.25	$0.35	$(0.10)	$(0.05)	$—	$(0.15)
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—	$(0.27)
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund
Institutional Class
4/30/2021 (Unaudited)	$17.84	1.48%*	$64.4	0.87	%**	0.43	%**	1.78	%**	16%*
10/31/2020	$17.81	3.29%	$62.7	0.93%		0.43%		1.92%		42%
10/31/2019	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$17.32	0.84%[e]	$59.5	0.92%		0.92%[d]		2.24%[d]		46%
10/31/2016	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
Class A
4/30/2021 (Unaudited)	$17.84	1.23%*	$0.1	1.26	%**	0.80	%**	1.41	%**	16%*
10/31/2020	$17.82	2.90%	$0.1	1.12%		0.80%		1.55%		42%
10/31/2019	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
4/30/2021 (Unaudited)	$17.84	0.86%*	$0.0	1.87	%**	1.55	%**	0.65	%**	16%*
10/31/2020	$17.82	2.14%	$0.0	2.01%		1.55%		0.77%		42%
10/31/2019	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
4/30/2021 (Unaudited)	$12.21	2.97%*	$12.5	0.61	%**	0.45	%**	1.71	%**	30%*
10/31/2020	$12.01	2.02%	$12.5	0.66%		0.45%		2.00%		93%
10/31/2019	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
4/30/2021 (Unaudited)	$12.00	$0.11	$0.25	$0.36	$(0.11)	$(0.05)	$—	$(0.16)
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—	$(0.29)
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
Class A
4/30/2021 (Unaudited)	$11.99	$0.09	$0.25	$0.34	$(0.09)	$(0.05)	$—	$(0.14)
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—	$(0.24)
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
Class C
4/30/2021 (Unaudited)	$12.00	$0.04	$0.26	$0.30	$(0.05)	$(0.05)	$—	$(0.10)
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—	$(0.15)
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
Short Duration Bond Fund
Investor Class
4/30/2021 (Unaudited)	$7.72	$0.09	$0.14	$0.23	$(0.11)	$—	$—	$(0.11)
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—	$(0.23)
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
4/30/2021 (Unaudited)	$12.20	3.04%*	$222.1	0.45%**	0.30%**	1.86%**	30%*
10/31/2020	$12.00	2.17%	$207.2	0.47%	0.30%	2.13%	93%
10/31/2019	$12.03	8.63%	$182.3	0.55%	0.42%	2.54%	92%
10/31/2018	$11.38	(0.95)%	$204.3	0.55%	0.46%	2.32%	98%
10/31/2017	$11.80	1.43%	$200.1	0.58%	0.50%	2.10%	71%
10/31/2016	$11.96	3.24%	$170.1	0.65%	0.50%	2.10%	44%
Class A
4/30/2021 (Unaudited)	$12.19	2.86%*	$2.5	0.83%**	0.67%**	1.49%**	30%*
10/31/2020	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
10/31/2019	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%
10/31/2018	$11.37	(1.32)%	$6.5	0.93%	0.83%	1.95%	98%
10/31/2017	$11.79	0.96%	$6.7	0.96%	0.87%	1.72%	71%
10/31/2016	$11.96	2.95%	$10.1	1.03%	0.87%	1.70%	44%
Class C
4/30/2021 (Unaudited)	$12.20	2.47%*	$1.7	1.58%**	1.42%**	0.73%**	30%*
10/31/2020	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
10/31/2019	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
Short Duration Bond Fund
Investor Class
4/30/2021 (Unaudited)	$7.84	2.99%*	$20.9	0.96%**	0.54%**	2.20%**	67%*
10/31/2020	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
10/31/2019	$7.80	4.40%[b]	$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Trust Class
4/30/2021 (Unaudited)	$7.36	$0.08	$0.13	$0.21	$(0.10)	$—	$—	$(0.10)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
Institutional Class
4/30/2021 (Unaudited)	$7.72	$0.09	$0.14	$0.23	$(0.12)	$—	$—	$(0.12)
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—	$(0.24)
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
Class A
4/30/2021 (Unaudited)	$7.36	$0.08	$0.13	$0.21	$(0.10)	$—	$—	$(0.10)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
Class C
4/30/2021 (Unaudited)	$7.36	$0.05	$0.13	$0.18	$(0.07)	$—	$—	$(0.07)
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—	$(0.15)
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Trust Class
4/30/2021 (Unaudited)	$7.47	2.88%*	$2.9	1.13%**	0.64%**	2.10%**	67%*
10/31/2020	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
10/31/2019	$7.43	4.25%[b]	$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
Institutional Class
4/30/2021 (Unaudited)	$7.83	2.96%*	$59.7	0.77%**	0.34%**	2.40%**	67%*
10/31/2020	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
10/31/2019	$7.79	4.62%[b]	$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
Class A
4/30/2021 (Unaudited)	$7.47	2.84%*	$1.9	1.15%**	0.71%**	2.04%**	67%*
10/31/2020	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
10/31/2019	$7.43	4.18%[b]	$0.8	1.17%	0.76%	1.92%	131%
10/31/2018	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
Class C
4/30/2021 (Unaudited)	$7.47	2.46%*	$1.6	1.90%**	1.46%**	1.26%**	67%*
10/31/2020	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
10/31/2019	$7.43	3.55%[b]	$1.4	1.92%	1.51%	1.26%	131%
10/31/2018	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund
Trust Class
4/30/2021 (Unaudited)	$10.96	$0.17	$0.55	$0.72	$(0.22)	$—	$—	$(0.22)
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
Institutional Class
4/30/2021 (Unaudited)	$10.97	$0.19	$0.54	$0.73	$(0.24)	$—	$—	$(0.24)
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—	$(0.43)
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
Class A
4/30/2021 (Unaudited)	$10.98	$0.17	$0.54	$0.71	$(0.22)	$—	$—	$(0.22)
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
Class C
4/30/2021 (Unaudited)	$10.96	$0.13	$0.55	$0.68	$(0.18)	$—	$—	$(0.18)
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund
Trust Class
4/30/2021 (Unaudited)	$11.46	6.57%*	$9.5	0.99%**	0.94	%**	3.01%**	42	%[c]*
10/31/2020	$10.96	3.41%[b]	$9.6	1.02%	0.94%		3.24%	107%[c]
10/31/2019	$10.99	7.60%[b]	$8.6	1.02%	0.94%		3.53%	113%[c]
10/31/2018	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%		3.37%	116%[c]
10/31/2017	$11.15	4.09%[b]	$20.0	1.00%	0.94%		3.03%	136%[c]
10/31/2016	$11.06	5.91%	$27.7	1.14%	1.09%		2.99%	141%[c]
Institutional Class
4/30/2021 (Unaudited)	$11.46	6.66%*	$2,411.2	0.61%**	0.59	%**	3.37%**	42	%[c]*
10/31/2020	$10.97	3.87%[b]	$2,227.5	0.61%	0.59%		3.59%	107%[c]
10/31/2019	$10.99	7.87%[b]	$2,357.5	0.62%	0.59%		3.84%	113%[c]
10/31/2018	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%		3.75%	116%[c]
10/31/2017	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%		3.37%	136%[c]
10/31/2016	$11.07	6.38%	$1,436.8	0.78%	0.74%		3.33%	141%[c]
Class A
4/30/2021 (Unaudited)	$11.47	6.45%*	$127.2	0.99%**	0.99	%§**	2.96%**	42	%[c]*
10/31/2020	$10.98	3.46%[b]	$125.9	0.99%	0.99	%§	3.19%	107%[c]
10/31/2019	$11.00	7.44%[b]	$113.5	1.01%	0.99%		3.45%	113%[c]
10/31/2018	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%		3.32%	116%[c]
10/31/2017	$11.17	4.03%[b]	$193.1	1.02%	1.00%		2.98%	136%[c]
10/31/2016	$11.08	5.95%	$290.5	1.18%	1.14%		2.96%	141%[c]
Class C
4/30/2021 (Unaudited)	$11.46	6.18%*	$70.0	1.73%**	1.69	%**	2.26%**	42	%[c]*
10/31/2020	$10.96	2.64%[b]	$73.4	1.73%	1.69%		2.49%	107%[c]
10/31/2019	$10.99	6.70%[b]	$100.5	1.74%	1.69%		2.75%	113%[c]
10/31/2018	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%		2.62%	116%[c]
10/31/2017	$11.15	3.31%[b]	$150.2	1.75%	1.69%		2.28%	136%[c]
10/31/2016	$11.06	5.13%	$183.9	1.91%	1.84%		2.45%	141%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$10.96	$0.20	$0.53	$0.73	$(0.24)	$—	$—	$(0.24)
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—	$(0.44)
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class R6
4/30/2021 (Unaudited)	$11.45	6.72%*	$418.1	0.51%**	0.49%**	3.48%**	42	%[c]*
10/31/2020	$10.96	3.97%[b]	$332.2	0.51%	0.49%	3.68%	107%[c]
10/31/2019	$10.98	7.98%[b]	$301.4	0.52%	0.50%	3.94%	113%[c]
10/31/2018	$10.61	(0.83)%[b]	$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$11.15	4.52%[b]	$311.0	0.56%	0.52%	3.43%	136%[c]
10/31/2016	$11.06	6.36%	$206.5	0.71%	0.67%	3.43%	141%[c]

Notes to Financial Highlights Income Funds (Unaudited)

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (e) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived pursuant to terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2021	2020	2017
High Income Class A	1.10%	1.04%	—
High Income Class R3	—	—	1.35%
Strategic Income Class A	0.99%	0.99%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended April 30, 2021. The class action proceeds received in 2020, 2019, 2018, 2017 and 2016 had no impact on the Funds' total returns for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
Core Bond	119%	186%	187%	224%	269%	222%
Strategic Income	160%	344%	325%	345%	352%	363%

d  The custodian expenses refund noted in (e) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Investor Class	0.84%	5.34%
High Income Institutional Class	0.70%	5.49%
High Income Class A	1.14%	5.05%
High Income Class C	1.81%	4.38%
High Income Class R3	1.37%	4.81%
High Income Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

e  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

f  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020) and Floating Rate Income (2019) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt and Floating Rate Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2020	2019
Emerging Markets Debt Institutional Class	0.79%	—
Emerging Markets Debt Class A	1.16%	—
Emerging Markets Debt Class C	1.91%	—
Floating Rate Income Institutional Class	—	0.71%
Floating Rate Income Class A	—	1.08%
Floating Rate Income Class C	—	1.84%

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited*
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

*Effective June 14, 2021:
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314 06/21

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:  /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2021

By:/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 30, 2021